UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

This report on Form N-CSR relates solely to the Registrant’s Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity Global Equity Income Fund,  Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Total Emerging Markets Fund, and Fidelity Total International Equity Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity Advisor® Emerging Markets Discovery Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® Emerging Markets Discovery Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	6.44%	4.09%
Class T (incl. 3.50% sales charge)	8.64%	4.31%
Class C (incl. contingent deferred sales charge)	10.97%	4.53%
Class I	13.16%	5.60%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Discovery Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$12,221	Fidelity Advisor® Emerging Markets Discovery Fund - Class A
$11,100	MSCI Emerging Markets SMID Cap Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.'s June vote to exit the European Union – dubbed "Brexit" – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from "risk off" to "risk on." Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Co-Portfolio Manager Sam Polyak:  For the year, the fund's share classes (excluding sales charges, if applicable) posted gains roughly in the range of 12% to 13%, well outpacing the 5.61% return of the benchmark MSCI Emerging Markets SMID Cap Index. Stock picking – especially within financials – overwhelmingly drove the fund’s outperformance. Picks within industrials, consumer discretionary, materials and information technology also significantly lifted results. Our India-based financial holdings were particularly helpful, including Manappuram Finance – the fund’s largest individual contributor – and Edelweiss Financial Services. Shares of Manappuram and Edelweiss rose 244% and 108%, respectively. Indian stocks were supported by several factors, including increasing global liquidity and the expectation that the new governor of Reserve Bank of India would be willing to lower policy rates. Conversely, a non-index stake in Russia-based Global Ports Investments, a container and oil products terminal operator, was the fund’s most notable individual detractor. Negative operating leverage hurt the company’s results, as container volumes in Russia remained low and the regulator’s review of the industry’s pricing policy increased uncertainty regarding future results. The stock was sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Smiles SA (Brazil, Media)	1.3	1.0
Manappuram General Finance & Leasing Ltd. (India, Consumer Finance)	1.3	0.7
Qingdao Haier Co. Ltd. (China, Household Durables)	1.2	1.1
Geely Automobile Holdings Ltd. (Cayman Islands, Automobiles)	1.2	0.0
Aksa Akrilik Kimya Sanayii (Turkey, Textiles, Apparel & Luxury Goods)	1.2	0.4
	6.2

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.3	15.5
Information Technology	16.3	17.5
Financials	12.5	18.0
Industrials	11.5	14.2
Materials	9.1	9.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	12.4	13.2
Cayman Islands	10.5	10.1
Korea (South)	9.1	12.0
Taiwan	9.1	9.8
Brazil	7.5	7.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks and Equity Futures	95.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

As of April 30, 2016
Stocks	97.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 87.3%
	Shares	Value
Argentina - 0.7%
Grupo Superveille SA sponsored ADR (a)	23,400	$355,212
Inversiones y Representaciones SA ADR (a)(b)	15,210	285,035

TOTAL ARGENTINA		640,247

Bailiwick of Jersey - 0.4%
Atrium European Real Estate Ltd.	72,140	308,768
Bangladesh - 0.4%
BRAC Bank Ltd.	449,466	342,925
Bermuda - 1.8%
Digital China Holdings Ltd. (H Shares)	173,000	144,993
PAX Global Technology Ltd.	420,000	262,651
Shangri-La Asia Ltd.	830,000	912,882
VimpelCom Ltd. sponsored ADR	61,200	204,408

TOTAL BERMUDA		1,524,934

Brazil - 4.8%
BR Malls Participacoes SA	109,900	440,013
BTG Pactual Participations Ltd. unit	41,200	209,872
Direcional Engenharia SA	219,000	378,722
Fibria Celulose SA	38,400	307,248
FPC Par Corretora de Seguros	54,600	258,118
Minerva SA (b)	122,600	388,310
QGEP Participacoes SA	399,200	690,346
Smiles SA	62,500	1,140,739
Tegma Gestao Logistica SA (b)	138,800	349,609

TOTAL BRAZIL		4,162,977

British Virgin Islands - 1.3%
Arcos Dorados Holdings, Inc. Class A (b)	161,000	990,150
Dolphin Capital Investors Ltd. (b)	2,042,257	140,609

TOTAL BRITISH VIRGIN ISLANDS		1,130,759

Canada - 1.2%
Pan American Silver Corp.	29,000	464,870
Torex Gold Resources, Inc. (b)	30,670	570,504

TOTAL CANADA		1,035,374

Cayman Islands - 10.5%
51job, Inc. sponsored ADR (b)	12,700	431,800
58.com, Inc. ADR (b)	22,600	945,810
Casetek Holdings	54,000	173,843
China State Construction International Holdings Ltd.	406,000	593,645
GCL-Poly Energy Holdings Ltd.	1,170,000	158,403
Geely Automobile Holdings Ltd.	1,000,000	1,031,519
Goodbaby International Holdings Ltd.	709,000	342,819
Haitian International Holdings Ltd.	328,000	676,677
Ju Teng International Holdings Ltd.	468,000	148,446
Kingboard Laminates Holdings Ltd.	645,500	579,286
Kingsoft Corp. Ltd.	85,000	191,141
Lee's Pharmaceutical Holdings Ltd.	427,500	370,970
Pico Far East Holdings Ltd.	2,320,000	705,972
Semiconductor Manufacturing International Corp. (b)	2,337,000	283,029
SITC International Holdings Co. Ltd.	1,014,000	600,120
Sunny Optical Technology Group Co. Ltd.	122,000	596,192
TPK Holding Co. Ltd.	34,000	54,459
Uni-President China Holdings Ltd.	841,000	569,302
Vinda International Holdings Ltd.	197,000	390,162
Yirendai Ltd. sponsored ADR (a)	7,200	208,800

TOTAL CAYMAN ISLANDS		9,052,395

Chile - 3.3%
Compania Cervecerias Unidas SA sponsored ADR (a)	22,000	473,000
CorpBanca SA	45,526,053	412,245
Empresas CMPC SA	154,503	334,660
Enersis SA	1,950,297	329,916
Inversiones La Construccion SA	24,359	298,139
Quinenco SA	93,980	230,195
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	16,600	485,716
Vina Concha y Toro SA	155,746	271,570

TOTAL CHILE		2,835,441

China - 5.3%
BBMG Corp. (H Shares)	1,710,000	626,184
China Longyuan Power Grid Corp. Ltd. (H Shares)	331,200	253,240
Huangshan Tourism Development Co. Ltd.	535,800	733,510
Qingdao Haier Co. Ltd.	711,586	1,048,087
Tong Ren Tang Technologies Co. Ltd. (H Shares)	523,000	954,888
Tsingtao Brewery Co. Ltd. (H Shares)	106,000	423,697
Zhengzhou Yutong Bus Co. Ltd.	152,019	483,487

TOTAL CHINA		4,523,093

Colombia - 0.4%
Organizacion Terpel SA	105,202	339,036
Greece - 0.5%
Titan Cement Co. SA (Reg.)	19,800	460,139
Hong Kong - 2.7%
BYD Electronic International Co. Ltd.	164,500	129,809
China Resources Beer Holdings Co. Ltd.	380,000	808,453
Far East Horizon Ltd.	497,584	454,242
Techtronic Industries Co. Ltd.	237,000	892,316

TOTAL HONG KONG		2,284,820

India - 12.4%
Adani Ports & Special Economic Zone	139,766	643,248
Alembic Pharmaceuticals Ltd. (b)	90,632	917,591
Arvind Mills Ltd.	101,414	629,567
Dalmia Bharat Ltd.	498	15,359
Deccan Cements Ltd.	6,177	106,977
Dr Lal Pathlabs Ltd.	25,382	448,258
Edelweiss Financial Services Ltd. (b)	180,194	329,563
Exide Industries Ltd. (b)	216,567	635,525
Grasim Industries Ltd.	18,607	269,856
IDFC Ltd. (b)	317,213	332,404
Iifl Holdings Ltd. (b)	76,732	384,204
Indraprastha Gas Ltd. (b)	28,782	371,072
JK Cement Ltd.	36,698	520,084
LIC Housing Finance Ltd.	47,601	415,850
Mahindra Lifespace Developers Ltd.	42,765	272,981
Manappuram General Finance & Leasing Ltd.	732,000	1,120,955
Marksans Pharma Ltd.	540,112	421,042
Mphasis BFL Ltd.	55,028	422,864
Power Grid Corp. of India Ltd.	252,209	665,067
Redington India Ltd.	97,326	153,272
Solar Industries India Ltd.	31,501	313,072
The Jammu & Kashmir Bank Ltd. (b)	200,767	202,707
Torrent Pharmaceuticals Ltd.	35,159	745,948
VST Industries Ltd. (b)	8,704	309,593

TOTAL INDIA		10,647,059

Indonesia - 1.8%
PT Bank Danamon Indonesia Tbk Series A	820,800	242,818
PT Indo Tambangraya Megah Tbk	465,000	510,509
PT Link Net Tbk	133,200	51,042
PT Panin Life Tbk (b)	25,494,900	373,201
PT Tiga Pilar Sejahtera Food Tbk (b)	2,203,800	351,311

TOTAL INDONESIA		1,528,881

Israel - 0.4%
Bezeq The Israel Telecommunication Corp. Ltd.	189,760	344,766
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan GDR unit (b)	30,000	199,500
Kenya - 0.2%
Kcb Group Ltd.	632,600	169,585
Korea (South) - 8.7%
AMOREPACIFIC Group, Inc.	2,260	292,440
BS Financial Group, Inc.	47,771	388,014
Com2uS Corp. (b)	2,533	210,390
Daou Technology, Inc.	20,645	373,639
Devsisters Co. Ltd. (b)	7,741	175,970
Fila Korea Ltd.	9,470	721,994
Hanon Systems	43,798	409,737
Hyundai Fire & Marine Insurance Co. Ltd.	11,453	353,978
Hyundai Glovis Co. Ltd.	2,851	432,478
Hyundai HCN	176,633	571,400
Hyundai Industrial Development & Construction Co.	9,086	385,284
Hyundai Wia Corp.	5,716	393,309
Koh Young Technology, Inc.	6,561	256,989
Korea Express Co. Ltd. (b)	2,554	448,832
Korean Reinsurance Co.	28,384	292,835
Medy-Tox, Inc.	2,136	759,712
NCSOFT Corp.	2,187	505,756
Nice Information & Telecom, Inc.	9,861	315,551
Silicon Works Co. Ltd.	8,200	191,781

TOTAL KOREA (SOUTH)		7,480,089

Malaysia - 1.1%
Inari Amertron Bhd	299,200	238,932
Top Glove Corp. Bhd	621,900	733,827

TOTAL MALAYSIA		972,759

Mexico - 4.2%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	65,000	628,266
Grupo Comercial Chedraui S.A.B. de CV	197,500	440,538
Grupo GICSA SA de CV (b)	541,532	366,159
Industrias Penoles SA de CV	29,810	722,957
Macquarie Mexican (REIT)	390,272	491,634
Qualitas Controladora S.A.B. de CV	254,500	466,963
Terrafina	279,600	463,313

TOTAL MEXICO		3,579,830

Netherlands - 0.9%
Yandex NV Series A (b)	39,300	773,817
Pakistan - 0.4%
Habib Bank Ltd.	147,700	315,244
Panama - 0.8%
Copa Holdings SA Class A	7,800	719,394
Philippines - 0.5%
Alliance Global Group, Inc.	1,324,800	390,086
Poland - 0.6%
Asseco Poland SA	22,600	301,564
Prime Car Management SA	19,300	186,199

TOTAL POLAND		487,763

Romania - 0.3%
Banca Transilvania SA	399,713	225,439
Russia - 1.6%
Inter Rao Ues JSC (b)	13,451,004	721,333
RusHydro PJSC (b)	38,141,300	478,201
Sistema JSFC sponsored GDR	25,260	188,692

TOTAL RUSSIA		1,388,226

Singapore - 0.5%
First Resources Ltd.	352,400	461,001
South Africa - 3.4%
Alexander Forbes Group Holdings Ltd.	424,062	192,473
Bidvest Group Ltd.	55,600	690,312
Imperial Holdings Ltd.	53,800	679,575
Northam Platinum Ltd. (b)	138,100	504,212
Pick 'n Pay Stores Ltd.	76,200	372,926
Reunert Ltd.	102,400	468,570

TOTAL SOUTH AFRICA		2,908,068

Sri Lanka - 0.8%
Dialog Axiata PLC	2,331,964	181,322
Hatton National Bank PLC	315,296	482,004

TOTAL SRI LANKA		663,326

Taiwan - 9.1%
ADLINK Technology, Inc.	107,087	207,867
Advantech Co. Ltd.	109,000	888,498
Chipbond Technology Corp.	133,000	184,133
Cleanaway Co. Ltd.	80,000	426,281
CTCI Corp.	304,000	446,910
Cub Elecparts, Inc.	51,568	474,324
Elite Semiconductor Memory Technology, Inc.	154,000	164,362
eMemory Technology, Inc.	25,000	265,633
Everlight Electronics Co. Ltd.	171,000	258,438
FLEXium Interconnect, Inc.	92,356	263,343
Forhouse Corp.	520,000	201,215
Hermes Microvision, Inc.	4,000	176,983
Inventec Corp.	467,000	365,856
Lite-On Technology Corp.	358,220	514,689
Powertech Technology, Inc.	196,000	560,115
Radiant Opto-Electronics Corp.	95,000	160,601
Sirtec International Co. Ltd.	189,000	237,385
St.Shine Optical Co. Ltd.	31,000	651,886
Synnex Technology International Corp.	309,100	330,389
Tong Hsing Electronics Industries Ltd.	115,000	397,577
Universal Cement Corp.	313,568	244,163
Vanguard International Semiconductor Corp.	211,000	430,988

TOTAL TAIWAN		7,851,636

Thailand - 1.7%
Delta Electronics PCL (For. Reg.)	124,400	278,713
PTT Global Chemical PCL (For. Reg.)	270,800	463,732
Star Petroleum Refining PCL	1,448,200	520,794
Thai Union Frozen Products PCL (For. Reg.)	253,000	156,692

TOTAL THAILAND		1,419,931

Turkey - 2.9%
Aksa Akrilik Kimya Sanayii	359,000	1,009,388
Aselsan A/S	156,000	473,911
Bim Birlesik Magazalar A/S JSC	32,000	521,225
Tupras Turkiye Petrol Rafinelleri A/S	22,576	460,020

TOTAL TURKEY		2,464,544

United Arab Emirates - 0.2%
National Bank of Ras Al-Khaimah PSC (b)	152,077	207,023
United Kingdom - 0.9%
BGEO Group PLC	9,440	341,553
International Personal Finance PLC	54,800	197,536
TBC Bank Group PLC (b)	13,975	220,489

TOTAL UNITED KINGDOM		759,578

Vietnam - 0.4%
FTP Corp.	163,990	319,561
TOTAL COMMON STOCKS
(Cost $71,874,234)		74,918,014

Nonconvertible Preferred Stocks - 3.1%
Brazil - 2.7%
Banco ABC Brasil SA	105,300	507,367
Banco do Estado Rio Grande do Sul SA	116,000	494,236
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (a)	35,000	399,350
Metalurgica Gerdau SA (PN) (b)	615,600	916,071

TOTAL BRAZIL		2,317,024

Korea (South) - 0.4%
LG Chemical Ltd.	2,443	384,470
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,666,143)		2,701,494
	Principal Amount	Value

Government Obligations - 0.4%
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.2% to 0.35% 11/3/16 to 12/29/16 (Cost $339,889)(c)	340,000	339,900
	Shares	Value

Money Market Funds - 11.2%
Fidelity Cash Central Fund, 0.41% (d)	8,182,921	8,185,375
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	1,397,943	1,398,223
TOTAL MONEY MARKET FUNDS
(Cost $9,581,645)		9,583,598
TOTAL INVESTMENT PORTFOLIO - 102.0%
(Cost $83,461,911)		87,543,006
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(1,704,519)
NET ASSETS - 100%		$85,838,487

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
105 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2016	4,743,375	$(33,134)

The face value of futures purchased as a percentage of Net Assets is 5.5%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $223,911.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,720
Fidelity Securities Lending Cash Central Fund	25,848
Total	$38,568

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$14,040,571	$14,040,571	$--	$--
Consumer Staples	6,230,220	6,230,220	--	--
Energy	2,181,669	2,181,669	--	--
Financials	10,786,694	10,786,694	--	--
Health Care	6,004,122	6,004,122	--	--
Industrials	9,705,304	9,705,304	--	--
Information Technology	14,003,733	13,720,704	283,029	--
Materials	7,710,274	7,440,418	269,856	--
Real Estate	2,768,512	2,768,512	--	--
Telecommunication Services	970,230	970,230	--	--
Utilities	3,218,179	3,218,179	--	--
Government Obligations	339,900	--	339,900	--
Money Market Funds	9,583,598	9,583,598	--	--
Total Investments in Securities:	$87,543,006	$86,650,221	$892,785	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(33,134)	$(33,134)	$--	$--
Total Liabilities	$(33,134)	$(33,134)	$--	$--
Total Derivative Instruments:	$(33,134)	$(33,134)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$21,740,633

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(33,134)
Total Equity Risk	0	(33,134)
Total Value of Derivatives	$0	$(33,134)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,368,051) — See accompanying schedule: Unaffiliated issuers (cost $73,880,266)	$77,959,408
Fidelity Central Funds (cost $9,581,645)	9,583,598
Total Investments (cost $83,461,911)		$87,543,006
Cash		55,299
Foreign currency held at value (cost $41,848)		41,932
Receivable for investments sold		220,803
Receivable for fund shares sold		337,552
Dividends receivable		28,953
Distributions receivable from Fidelity Central Funds		7,288
Receivable for daily variation margin for derivative instruments		24,150
Prepaid expenses		181
Receivable from investment adviser for expense reductions		34,402
Other receivables		15,534
Total assets		88,309,100
Liabilities
Payable for investments purchased	$564,253
Payable for fund shares redeemed	111,665
Accrued management fee	59,936
Distribution and service plan fees payable	4,044
Other affiliated payables	18,330
Other payables and accrued expenses	314,260
Collateral on securities loaned, at value	1,398,125
Total liabilities		2,470,613
Net Assets		$85,838,487
Net Assets consist of:
Paid in capital		$86,526,282
Undistributed net investment income		593,159
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,088,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,807,856
Net Assets		$85,838,487
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,251,834 ÷ 428,195 shares)		$12.27
Maximum offering price per share (100/94.25 of $12.27)		$13.02
Class T:
Net Asset Value and redemption price per share ($2,868,455 ÷ 235,091 shares)		$12.20
Maximum offering price per share (100/96.50 of $12.20)		$12.64
Class C:
Net Asset Value and offering price per share ($2,202,501 ÷ 183,937 shares)(a)		$11.97
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($67,178,214 ÷ 5,447,197 shares)		$12.33
Class I:
Net Asset Value, offering price and redemption price per share ($8,337,483 ÷ 674,203 shares)		$12.37

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$1,880,586
Interest		260
Income from Fidelity Central Funds		38,568
Income before foreign taxes withheld		1,919,414
Less foreign taxes withheld		(173,886)
Total income		1,745,528
Expenses
Management fee	$580,454
Transfer agent fees	163,478
Distribution and service plan fees	39,541
Accounting and security lending fees	35,692
Custodian fees and expenses	129,239
Independent trustees' fees and expenses	290
Registration fees	72,169
Audit	91,119
Legal	208
Miscellaneous	649
Total expenses before reductions	1,112,839
Expense reductions	(83,207)	1,029,632
Net investment income (loss)		715,896
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,179,871)
Fidelity Central Funds	(204)
Foreign currency transactions	20,449
Futures contracts	317,752
Total net realized gain (loss)		(2,841,874)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $222,685)	10,724,727
Assets and liabilities in foreign currencies	1,967
Futures contracts	(33,134)
Total change in net unrealized appreciation (depreciation)		10,693,560
Net gain (loss)		7,851,686
Net increase (decrease) in net assets resulting from operations		$8,567,582

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$715,896	$749,160
Net realized gain (loss)	(2,841,874)	(1,932,100)
Change in net unrealized appreciation (depreciation)	10,693,560	(8,002,533)
Net increase (decrease) in net assets resulting from operations	8,567,582	(9,185,473)
Distributions to shareholders from net investment income	(490,717)	–
Share transactions - net increase (decrease)	6,360,074	(6,487,831)
Redemption fees	41,424	32,392
Total increase (decrease) in net assets	14,478,363	(15,640,912)
Net Assets
Beginning of period	71,360,124	87,001,036
End of period	$85,838,487	$71,360,124
Other Information
Undistributed net investment income end of period	$593,159	$413,597

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.92	$12.17	$12.49	$11.89	$10.00
Income from Investment Operations
Net investment income (loss)B	.09	.09C	.04	.08	.12
Net realized and unrealized gain (loss)	1.30	(1.34)	(.01)	.75	1.76
Total from investment operations	1.39	(1.25)	.03	.83	1.88
Distributions from net investment income	(.05)	–	(.06)	(.04)	(.01)
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.05)	–	(.36)	(.25)D	(.01)
Redemption fees added to paid in capitalB	.01	–E	.01	.02	.02
Net asset value, end of period	$12.27	$10.92	$12.17	$12.49	$11.89
Total ReturnF,G	12.93%	(10.27)%	.31%	7.20%	19.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.89%	1.88%	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.70%	1.69%	1.70%	1.64%	1.64%
Net investment income (loss)	.85%	.76%C	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$5,252	$4,660	$4,362	$5,065	$1,671
Portfolio turnover rateJ	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 D Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.86	$12.13	$12.44	$11.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.07	.06C	–D	.05	.10
Net realized and unrealized gain (loss)	1.28	(1.33)	–D	.74	1.75
Total from investment operations	1.35	(1.27)	–D	.79	1.85
Distributions from net investment income	(.02)	–	(.02)	(.03)	–D
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.02)	–	(.32)	(.24)E	–D
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$12.20	$10.86	$12.13	$12.44	$11.87
Total ReturnF,G	12.58%	(10.47)%	.05%	6.87%	18.75%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.17%	2.16%	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.94%	1.94%	1.95%	1.89%	1.89%
Net investment income (loss)	.60%	.51%C	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$2,868	$2,015	$2,031	$1,914	$1,700
Portfolio turnover rateJ	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 D Amount represents less than $.005 per share.

 E Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$12.00	$12.35	$11.82	$10.00
Income from Investment Operations
Net investment income (loss)B	.01	–C,D	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	1.26	(1.31)	–D	.74	1.76
Total from investment operations	1.27	(1.31)	(.06)	.72	1.80
Distributions from net investment income	–	–	–	(.01)	–
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	–	–	(.30)	(.21)	–
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$11.97	$10.69	$12.00	$12.35	$11.82
Total ReturnE,F	11.97%	(10.92)%	(.42)%	6.32%	18.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.63%	2.64%	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.44%	2.44%	2.45%	2.39%	2.39%
Net investment income (loss)	.10%	.01%C	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,203	$1,675	$1,750	$2,082	$1,474
Portfolio turnover rateI	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.98	$12.21	$12.52	$11.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.12C	.07	.11	.15
Net realized and unrealized gain (loss)	1.31	(1.35)	–D	.74	1.76
Total from investment operations	1.43	(1.23)	.07	.85	1.91
Distributions from net investment income	(.09)	–	(.09)	(.07)	(.01)
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.09)	–	(.39)	(.27)	(.01)
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$12.33	$10.98	$12.21	$12.52	$11.92
Total ReturnE	13.19%	(10.07)%	.61%	7.37%	19.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%	1.56%	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.44%	1.45%	1.39%	1.39%
Net investment income (loss)	1.10%	1.01%C	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$67,178	$61,601	$78,377	$96,731	$39,135
Portfolio turnover rateH	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$11.02	$12.25	$12.53	$11.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.13	.12C	.07	.11	.15
Net realized and unrealized gain (loss)	1.30	(1.35)	–D	.75	1.76
Total from investment operations	1.43	(1.23)	.07	.86	1.91
Distributions from net investment income	(.09)	–	(.06)	(.07)	(.01)
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.09)	–	(.36)	(.27)	(.01)
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$12.37	$11.02	$12.25	$12.53	$11.92
Total ReturnE	13.16%	(10.04)%	.61%	7.45%	19.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%	1.54%	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.43%	1.45%	1.39%	1.39%
Net investment income (loss)	1.10%	1.01%C	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$8,337	$1,410	$481	$1,076	$1,825
Portfolio turnover rateH	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$11,177,844
Gross unrealized depreciation	(7,947,288)
Net unrealized appreciation (depreciation) on securities	$3,230,556
Tax Cost	$84,312,450

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,060,338
Capital loss carryforward	$(4,738,627)
Net unrealized appreciation (depreciation) on securities and other investments	$3,230,596

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,072,849)
Long-term	(1,665,778)
Total capital loss carryforward	$(4,738,627)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$490,717	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $317,752, and a change in net unrealized appreciation (depreciation) of $(33,134) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,345,088 and $39,619,002, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,200	$225
Class T	.25%	.25%	10,638	4
Class C	.75%	.25%	17,703	4,914
			$39,541	$5,143

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,058
Class T	1,345
Class C(a)	286
$4,689

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,979.31
Class T	7,363.35
Class C	5,553.31
Emerging Markets Discovery	133,631.23
Class I	2,952.15
	$163,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $245 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $172 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,848, including $92 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$8,514
Class T	1.95%	4,717
Class C	2.45%	3,293
Emerging Markets Discovery	1.45%	61,107
Class I	1.45%	2,856
		$80,487

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,252 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $468.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$22,428	$–
Class T	4,316	–
Emerging Markets Discovery	453,104	–
Class I	10,869	–
Total	$490,717	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	131,085	161,641	$1,473,088	$1,908,467
Reinvestment of distributions	1,944	–	20,757	–
Shares redeemed	(131,586)	(93,262)	(1,425,583)	(1,088,220)
Net increase (decrease)	1,443	68,379	$68,262	$820,247
Class T
Shares sold	74,898	59,344	$869,903	$694,558
Reinvestment of distributions	389	–	4,146	–
Shares redeemed	(25,757)	(41,200)	(281,676)	(472,328)
Net increase (decrease)	49,530	18,144	$592,373	$222,230
Class C
Shares sold	58,882	68,780	$655,298	$796,943
Shares redeemed	(31,638)	(57,921)	(342,535)	(667,642)
Net increase (decrease)	27,244	10,859	$312,763	$129,301
Emerging Markets Discovery
Shares sold	2,003,183	2,311,392	$22,538,095	$27,313,497
Reinvestment of distributions	39,922	–	427,569	–
Shares redeemed	(2,204,224)	(3,121,418)	(24,359,570)	(36,074,220)
Net increase (decrease)	(161,119)	(810,026)	$(1,393,906)	$(8,760,723)
Class I
Shares sold	642,732	209,924	$7,808,576	$2,474,235
Reinvestment of distributions	981	–	10,531	–
Shares redeemed	(97,475)	(121,211)	(1,038,525)	(1,373,121)
Net increase (decrease)	546,238	88,713	$6,780,582	$1,101,114

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Emerging Markets Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.70%
Actual		$1,000.00	$1,109.40	$9.01
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class T	1.95%
Actual		$1,000.00	$1,107.10	$10.33
Hypothetical-C		$1,000.00	$1,015.33	$9.88
Class C	2.45%
Actual		$1,000.00	$1,104.20	$12.96
Hypothetical-C		$1,000.00	$1,012.82	$12.40
Emerging Markets Discovery	1.45%
Actual		$1,000.00	$1,109.80	$7.69
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Class I	1.45%
Actual		$1,000.00	$1,110.40	$7.69
Hypothetical-C		$1,000.00	$1,017.85	$7.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Discovery Fund
Class A	12/19/16	12/16/16	$0.060	$0.064
Class T	12/19/16	12/16/16	$0.039	$0.064
Class C	12/19/16	12/16/16	$0.000	$0.060
Emerging Markets Discovery	12/19/16	12/16/16	$0.086	$0.064
Class I	12/19/16	12/16/16	$0.096	$0.064

Class A designates 100%, Class T designates 100%, Emerging Markets Discovery designates 96% and Class I designates 95% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/07/15	$0.0976	$0.0436
Class T	12/07/15	$0.0666	$0.0436
Class C	12/07/15	$0.0000	$0.0000
Emerging Markets Discovery	12/07/15	$0.1286	$0.0436
Class I	12/07/15	$0.1306	$0.0436

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Emerging Markets Discovery Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratio of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEMD-ANN-1216
1.931250.104

Fidelity® Emerging Markets Discovery Fund Fidelity® Total Emerging Markets Fund Annual Report October 31, 2016

Contents

Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Emerging Markets Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Life of fundA
Fidelity® Emerging Markets Discovery Fund	13.19%	5.58%

 A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

Period Ending Values
$13,123	Fidelity® Emerging Markets Discovery Fund
$11,100	MSCI Emerging Markets SMID Cap Index

Fidelity® Emerging Markets Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.'s June vote to exit the European Union – dubbed "Brexit" – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from "risk off" to "risk on." Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Co-Portfolio Manager Sam Polyak:  For the year, the fund's share classes (excluding sales charges, if applicable) posted gains roughly in the range of 12% to 13%, well outpacing the 5.61% return of the benchmark MSCI Emerging Markets SMID Cap Index. Stock picking – especially within financials – overwhelmingly drove the fund’s outperformance. Picks within industrials, consumer discretionary, materials and information technology also significantly lifted results. Our India-based financial holdings were particularly helpful, including Manappuram Finance – the fund’s largest individual contributor – and Edelweiss Financial Services. Shares of Manappuram and Edelweiss rose 244% and 108%, respectively. Indian stocks were supported by several factors, including increasing global liquidity and the expectation that the new governor of Reserve Bank of India would be willing to lower policy rates. Conversely, a non-index stake in Russia-based Global Ports Investments, a container and oil products terminal operator, was the fund’s most notable individual detractor. Negative operating leverage hurt the company’s results, as container volumes in Russia remained low and the regulator’s review of the industry’s pricing policy increased uncertainty regarding future results. The stock was sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Discovery Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Smiles SA (Brazil, Media)	1.3	1.0
Manappuram General Finance & Leasing Ltd. (India, Consumer Finance)	1.3	0.7
Qingdao Haier Co. Ltd. (China, Household Durables)	1.2	1.1
Geely Automobile Holdings Ltd. (Cayman Islands, Automobiles)	1.2	0.0
Aksa Akrilik Kimya Sanayii (Turkey, Textiles, Apparel & Luxury Goods)	1.2	0.4
	6.2

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.3	15.5
Information Technology	16.3	17.5
Financials	12.5	18.0
Industrials	11.5	14.2
Materials	9.1	9.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	12.4	13.2
Cayman Islands	10.5	10.1
Korea (South)	9.1	12.0
Taiwan	9.1	9.8
Brazil	7.5	7.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks and Equity Futures	95.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

As of April 30, 2016
Stocks	97.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Emerging Markets Discovery Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 87.3%
	Shares	Value
Argentina - 0.7%
Grupo Superveille SA sponsored ADR (a)	23,400	$355,212
Inversiones y Representaciones SA ADR (a)(b)	15,210	285,035

TOTAL ARGENTINA		640,247

Bailiwick of Jersey - 0.4%
Atrium European Real Estate Ltd.	72,140	308,768
Bangladesh - 0.4%
BRAC Bank Ltd.	449,466	342,925
Bermuda - 1.8%
Digital China Holdings Ltd. (H Shares)	173,000	144,993
PAX Global Technology Ltd.	420,000	262,651
Shangri-La Asia Ltd.	830,000	912,882
VimpelCom Ltd. sponsored ADR	61,200	204,408

TOTAL BERMUDA		1,524,934

Brazil - 4.8%
BR Malls Participacoes SA	109,900	440,013
BTG Pactual Participations Ltd. unit	41,200	209,872
Direcional Engenharia SA	219,000	378,722
Fibria Celulose SA	38,400	307,248
FPC Par Corretora de Seguros	54,600	258,118
Minerva SA (b)	122,600	388,310
QGEP Participacoes SA	399,200	690,346
Smiles SA	62,500	1,140,739
Tegma Gestao Logistica SA (b)	138,800	349,609

TOTAL BRAZIL		4,162,977

British Virgin Islands - 1.3%
Arcos Dorados Holdings, Inc. Class A (b)	161,000	990,150
Dolphin Capital Investors Ltd. (b)	2,042,257	140,609

TOTAL BRITISH VIRGIN ISLANDS		1,130,759

Canada - 1.2%
Pan American Silver Corp.	29,000	464,870
Torex Gold Resources, Inc. (b)	30,670	570,504

TOTAL CANADA		1,035,374

Cayman Islands - 10.5%
51job, Inc. sponsored ADR (b)	12,700	431,800
58.com, Inc. ADR (b)	22,600	945,810
Casetek Holdings	54,000	173,843
China State Construction International Holdings Ltd.	406,000	593,645
GCL-Poly Energy Holdings Ltd.	1,170,000	158,403
Geely Automobile Holdings Ltd.	1,000,000	1,031,519
Goodbaby International Holdings Ltd.	709,000	342,819
Haitian International Holdings Ltd.	328,000	676,677
Ju Teng International Holdings Ltd.	468,000	148,446
Kingboard Laminates Holdings Ltd.	645,500	579,286
Kingsoft Corp. Ltd.	85,000	191,141
Lee's Pharmaceutical Holdings Ltd.	427,500	370,970
Pico Far East Holdings Ltd.	2,320,000	705,972
Semiconductor Manufacturing International Corp. (b)	2,337,000	283,029
SITC International Holdings Co. Ltd.	1,014,000	600,120
Sunny Optical Technology Group Co. Ltd.	122,000	596,192
TPK Holding Co. Ltd.	34,000	54,459
Uni-President China Holdings Ltd.	841,000	569,302
Vinda International Holdings Ltd.	197,000	390,162
Yirendai Ltd. sponsored ADR (a)	7,200	208,800

TOTAL CAYMAN ISLANDS		9,052,395

Chile - 3.3%
Compania Cervecerias Unidas SA sponsored ADR (a)	22,000	473,000
CorpBanca SA	45,526,053	412,245
Empresas CMPC SA	154,503	334,660
Enersis SA	1,950,297	329,916
Inversiones La Construccion SA	24,359	298,139
Quinenco SA	93,980	230,195
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	16,600	485,716
Vina Concha y Toro SA	155,746	271,570

TOTAL CHILE		2,835,441

China - 5.3%
BBMG Corp. (H Shares)	1,710,000	626,184
China Longyuan Power Grid Corp. Ltd. (H Shares)	331,200	253,240
Huangshan Tourism Development Co. Ltd.	535,800	733,510
Qingdao Haier Co. Ltd.	711,586	1,048,087
Tong Ren Tang Technologies Co. Ltd. (H Shares)	523,000	954,888
Tsingtao Brewery Co. Ltd. (H Shares)	106,000	423,697
Zhengzhou Yutong Bus Co. Ltd.	152,019	483,487

TOTAL CHINA		4,523,093

Colombia - 0.4%
Organizacion Terpel SA	105,202	339,036
Greece - 0.5%
Titan Cement Co. SA (Reg.)	19,800	460,139
Hong Kong - 2.7%
BYD Electronic International Co. Ltd.	164,500	129,809
China Resources Beer Holdings Co. Ltd.	380,000	808,453
Far East Horizon Ltd.	497,584	454,242
Techtronic Industries Co. Ltd.	237,000	892,316

TOTAL HONG KONG		2,284,820

India - 12.4%
Adani Ports & Special Economic Zone	139,766	643,248
Alembic Pharmaceuticals Ltd. (b)	90,632	917,591
Arvind Mills Ltd.	101,414	629,567
Dalmia Bharat Ltd.	498	15,359
Deccan Cements Ltd.	6,177	106,977
Dr Lal Pathlabs Ltd.	25,382	448,258
Edelweiss Financial Services Ltd. (b)	180,194	329,563
Exide Industries Ltd. (b)	216,567	635,525
Grasim Industries Ltd.	18,607	269,856
IDFC Ltd. (b)	317,213	332,404
Iifl Holdings Ltd. (b)	76,732	384,204
Indraprastha Gas Ltd. (b)	28,782	371,072
JK Cement Ltd.	36,698	520,084
LIC Housing Finance Ltd.	47,601	415,850
Mahindra Lifespace Developers Ltd.	42,765	272,981
Manappuram General Finance & Leasing Ltd.	732,000	1,120,955
Marksans Pharma Ltd.	540,112	421,042
Mphasis BFL Ltd.	55,028	422,864
Power Grid Corp. of India Ltd.	252,209	665,067
Redington India Ltd.	97,326	153,272
Solar Industries India Ltd.	31,501	313,072
The Jammu & Kashmir Bank Ltd. (b)	200,767	202,707
Torrent Pharmaceuticals Ltd.	35,159	745,948
VST Industries Ltd. (b)	8,704	309,593

TOTAL INDIA		10,647,059

Indonesia - 1.8%
PT Bank Danamon Indonesia Tbk Series A	820,800	242,818
PT Indo Tambangraya Megah Tbk	465,000	510,509
PT Link Net Tbk	133,200	51,042
PT Panin Life Tbk (b)	25,494,900	373,201
PT Tiga Pilar Sejahtera Food Tbk (b)	2,203,800	351,311

TOTAL INDONESIA		1,528,881

Israel - 0.4%
Bezeq The Israel Telecommunication Corp. Ltd.	189,760	344,766
Kazakhstan - 0.2%
JSC Halyk Bank of Kazakhstan GDR unit (b)	30,000	199,500
Kenya - 0.2%
Kcb Group Ltd.	632,600	169,585
Korea (South) - 8.7%
AMOREPACIFIC Group, Inc.	2,260	292,440
BS Financial Group, Inc.	47,771	388,014
Com2uS Corp. (b)	2,533	210,390
Daou Technology, Inc.	20,645	373,639
Devsisters Co. Ltd. (b)	7,741	175,970
Fila Korea Ltd.	9,470	721,994
Hanon Systems	43,798	409,737
Hyundai Fire & Marine Insurance Co. Ltd.	11,453	353,978
Hyundai Glovis Co. Ltd.	2,851	432,478
Hyundai HCN	176,633	571,400
Hyundai Industrial Development & Construction Co.	9,086	385,284
Hyundai Wia Corp.	5,716	393,309
Koh Young Technology, Inc.	6,561	256,989
Korea Express Co. Ltd. (b)	2,554	448,832
Korean Reinsurance Co.	28,384	292,835
Medy-Tox, Inc.	2,136	759,712
NCSOFT Corp.	2,187	505,756
Nice Information & Telecom, Inc.	9,861	315,551
Silicon Works Co. Ltd.	8,200	191,781

TOTAL KOREA (SOUTH)		7,480,089

Malaysia - 1.1%
Inari Amertron Bhd	299,200	238,932
Top Glove Corp. Bhd	621,900	733,827

TOTAL MALAYSIA		972,759

Mexico - 4.2%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	65,000	628,266
Grupo Comercial Chedraui S.A.B. de CV	197,500	440,538
Grupo GICSA SA de CV (b)	541,532	366,159
Industrias Penoles SA de CV	29,810	722,957
Macquarie Mexican (REIT)	390,272	491,634
Qualitas Controladora S.A.B. de CV	254,500	466,963
Terrafina	279,600	463,313

TOTAL MEXICO		3,579,830

Netherlands - 0.9%
Yandex NV Series A (b)	39,300	773,817
Pakistan - 0.4%
Habib Bank Ltd.	147,700	315,244
Panama - 0.8%
Copa Holdings SA Class A	7,800	719,394
Philippines - 0.5%
Alliance Global Group, Inc.	1,324,800	390,086
Poland - 0.6%
Asseco Poland SA	22,600	301,564
Prime Car Management SA	19,300	186,199

TOTAL POLAND		487,763

Romania - 0.3%
Banca Transilvania SA	399,713	225,439
Russia - 1.6%
Inter Rao Ues JSC (b)	13,451,004	721,333
RusHydro PJSC (b)	38,141,300	478,201
Sistema JSFC sponsored GDR	25,260	188,692

TOTAL RUSSIA		1,388,226

Singapore - 0.5%
First Resources Ltd.	352,400	461,001
South Africa - 3.4%
Alexander Forbes Group Holdings Ltd.	424,062	192,473
Bidvest Group Ltd.	55,600	690,312
Imperial Holdings Ltd.	53,800	679,575
Northam Platinum Ltd. (b)	138,100	504,212
Pick 'n Pay Stores Ltd.	76,200	372,926
Reunert Ltd.	102,400	468,570

TOTAL SOUTH AFRICA		2,908,068

Sri Lanka - 0.8%
Dialog Axiata PLC	2,331,964	181,322
Hatton National Bank PLC	315,296	482,004

TOTAL SRI LANKA		663,326

Taiwan - 9.1%
ADLINK Technology, Inc.	107,087	207,867
Advantech Co. Ltd.	109,000	888,498
Chipbond Technology Corp.	133,000	184,133
Cleanaway Co. Ltd.	80,000	426,281
CTCI Corp.	304,000	446,910
Cub Elecparts, Inc.	51,568	474,324
Elite Semiconductor Memory Technology, Inc.	154,000	164,362
eMemory Technology, Inc.	25,000	265,633
Everlight Electronics Co. Ltd.	171,000	258,438
FLEXium Interconnect, Inc.	92,356	263,343
Forhouse Corp.	520,000	201,215
Hermes Microvision, Inc.	4,000	176,983
Inventec Corp.	467,000	365,856
Lite-On Technology Corp.	358,220	514,689
Powertech Technology, Inc.	196,000	560,115
Radiant Opto-Electronics Corp.	95,000	160,601
Sirtec International Co. Ltd.	189,000	237,385
St.Shine Optical Co. Ltd.	31,000	651,886
Synnex Technology International Corp.	309,100	330,389
Tong Hsing Electronics Industries Ltd.	115,000	397,577
Universal Cement Corp.	313,568	244,163
Vanguard International Semiconductor Corp.	211,000	430,988

TOTAL TAIWAN		7,851,636

Thailand - 1.7%
Delta Electronics PCL (For. Reg.)	124,400	278,713
PTT Global Chemical PCL (For. Reg.)	270,800	463,732
Star Petroleum Refining PCL	1,448,200	520,794
Thai Union Frozen Products PCL (For. Reg.)	253,000	156,692

TOTAL THAILAND		1,419,931

Turkey - 2.9%
Aksa Akrilik Kimya Sanayii	359,000	1,009,388
Aselsan A/S	156,000	473,911
Bim Birlesik Magazalar A/S JSC	32,000	521,225
Tupras Turkiye Petrol Rafinelleri A/S	22,576	460,020

TOTAL TURKEY		2,464,544

United Arab Emirates - 0.2%
National Bank of Ras Al-Khaimah PSC (b)	152,077	207,023
United Kingdom - 0.9%
BGEO Group PLC	9,440	341,553
International Personal Finance PLC	54,800	197,536
TBC Bank Group PLC (b)	13,975	220,489

TOTAL UNITED KINGDOM		759,578

Vietnam - 0.4%
FTP Corp.	163,990	319,561
TOTAL COMMON STOCKS
(Cost $71,874,234)		74,918,014

Nonconvertible Preferred Stocks - 3.1%
Brazil - 2.7%
Banco ABC Brasil SA	105,300	507,367
Banco do Estado Rio Grande do Sul SA	116,000	494,236
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (a)	35,000	399,350
Metalurgica Gerdau SA (PN) (b)	615,600	916,071

TOTAL BRAZIL		2,317,024

Korea (South) - 0.4%
LG Chemical Ltd.	2,443	384,470
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,666,143)		2,701,494
	Principal Amount	Value

Government Obligations - 0.4%
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.2% to 0.35% 11/3/16 to 12/29/16 (Cost $339,889)(c)	340,000	339,900
	Shares	Value

Money Market Funds - 11.2%
Fidelity Cash Central Fund, 0.41% (d)	8,182,921	8,185,375
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	1,397,943	1,398,223
TOTAL MONEY MARKET FUNDS
(Cost $9,581,645)		9,583,598
TOTAL INVESTMENT PORTFOLIO - 102.0%
(Cost $83,461,911)		87,543,006
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(1,704,519)
NET ASSETS - 100%		$85,838,487

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
105 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2016	4,743,375	$(33,134)

The face value of futures purchased as a percentage of Net Assets is 5.5%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $223,911.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,720
Fidelity Securities Lending Cash Central Fund	25,848
Total	$38,568

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$14,040,571	$14,040,571	$--	$--
Consumer Staples	6,230,220	6,230,220	--	--
Energy	2,181,669	2,181,669	--	--
Financials	10,786,694	10,786,694	--	--
Health Care	6,004,122	6,004,122	--	--
Industrials	9,705,304	9,705,304	--	--
Information Technology	14,003,733	13,720,704	283,029	--
Materials	7,710,274	7,440,418	269,856	--
Real Estate	2,768,512	2,768,512	--	--
Telecommunication Services	970,230	970,230	--	--
Utilities	3,218,179	3,218,179	--	--
Government Obligations	339,900	--	339,900	--
Money Market Funds	9,583,598	9,583,598	--	--
Total Investments in Securities:	$87,543,006	$86,650,221	$892,785	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(33,134)	$(33,134)	$--	$--
Total Liabilities	$(33,134)	$(33,134)	$--	$--
Total Derivative Instruments:	$(33,134)	$(33,134)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$21,740,633

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(33,134)
Total Equity Risk	0	(33,134)
Total Value of Derivatives	$0	$(33,134)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,368,051) — See accompanying schedule: Unaffiliated issuers (cost $73,880,266)	$77,959,408
Fidelity Central Funds (cost $9,581,645)	9,583,598
Total Investments (cost $83,461,911)		$87,543,006
Cash		55,299
Foreign currency held at value (cost $41,848)		41,932
Receivable for investments sold		220,803
Receivable for fund shares sold		337,552
Dividends receivable		28,953
Distributions receivable from Fidelity Central Funds		7,288
Receivable for daily variation margin for derivative instruments		24,150
Prepaid expenses		181
Receivable from investment adviser for expense reductions		34,402
Other receivables		15,534
Total assets		88,309,100
Liabilities
Payable for investments purchased	$564,253
Payable for fund shares redeemed	111,665
Accrued management fee	59,936
Distribution and service plan fees payable	4,044
Other affiliated payables	18,330
Other payables and accrued expenses	314,260
Collateral on securities loaned, at value	1,398,125
Total liabilities		2,470,613
Net Assets		$85,838,487
Net Assets consist of:
Paid in capital		$86,526,282
Undistributed net investment income		593,159
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,088,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,807,856
Net Assets		$85,838,487
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($5,251,834 ÷ 428,195 shares)		$12.27
Maximum offering price per share (100/94.25 of $12.27)		$13.02
Class T:
Net Asset Value and redemption price per share ($2,868,455 ÷ 235,091 shares)		$12.20
Maximum offering price per share (100/96.50 of $12.20)		$12.64
Class C:
Net Asset Value and offering price per share ($2,202,501 ÷ 183,937 shares)(a)		$11.97
Emerging Markets Discovery:
Net Asset Value, offering price and redemption price per share ($67,178,214 ÷ 5,447,197 shares)		$12.33
Class I:
Net Asset Value, offering price and redemption price per share ($8,337,483 ÷ 674,203 shares)		$12.37

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$1,880,586
Interest		260
Income from Fidelity Central Funds		38,568
Income before foreign taxes withheld		1,919,414
Less foreign taxes withheld		(173,886)
Total income		1,745,528
Expenses
Management fee	$580,454
Transfer agent fees	163,478
Distribution and service plan fees	39,541
Accounting and security lending fees	35,692
Custodian fees and expenses	129,239
Independent trustees' fees and expenses	290
Registration fees	72,169
Audit	91,119
Legal	208
Miscellaneous	649
Total expenses before reductions	1,112,839
Expense reductions	(83,207)	1,029,632
Net investment income (loss)		715,896
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,179,871)
Fidelity Central Funds	(204)
Foreign currency transactions	20,449
Futures contracts	317,752
Total net realized gain (loss)		(2,841,874)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $222,685)	10,724,727
Assets and liabilities in foreign currencies	1,967
Futures contracts	(33,134)
Total change in net unrealized appreciation (depreciation)		10,693,560
Net gain (loss)		7,851,686
Net increase (decrease) in net assets resulting from operations		$8,567,582

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$715,896	$749,160
Net realized gain (loss)	(2,841,874)	(1,932,100)
Change in net unrealized appreciation (depreciation)	10,693,560	(8,002,533)
Net increase (decrease) in net assets resulting from operations	8,567,582	(9,185,473)
Distributions to shareholders from net investment income	(490,717)	–
Share transactions - net increase (decrease)	6,360,074	(6,487,831)
Redemption fees	41,424	32,392
Total increase (decrease) in net assets	14,478,363	(15,640,912)
Net Assets
Beginning of period	71,360,124	87,001,036
End of period	$85,838,487	$71,360,124
Other Information
Undistributed net investment income end of period	$593,159	$413,597

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.92	$12.17	$12.49	$11.89	$10.00
Income from Investment Operations
Net investment income (loss)B	.09	.09C	.04	.08	.12
Net realized and unrealized gain (loss)	1.30	(1.34)	(.01)	.75	1.76
Total from investment operations	1.39	(1.25)	.03	.83	1.88
Distributions from net investment income	(.05)	–	(.06)	(.04)	(.01)
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.05)	–	(.36)	(.25)D	(.01)
Redemption fees added to paid in capitalB	.01	–E	.01	.02	.02
Net asset value, end of period	$12.27	$10.92	$12.17	$12.49	$11.89
Total ReturnF,G	12.93%	(10.27)%	.31%	7.20%	19.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.89%	1.88%	1.82%	1.87%	3.49%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.70%	1.69%	1.70%	1.64%	1.64%
Net investment income (loss)	.85%	.76%C	.29%	.62%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$5,252	$4,660	$4,362	$5,065	$1,671
Portfolio turnover rateJ	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 D Total distributions of $.25 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.203 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.86	$12.13	$12.44	$11.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.07	.06C	–D	.05	.10
Net realized and unrealized gain (loss)	1.28	(1.33)	–D	.74	1.75
Total from investment operations	1.35	(1.27)	–D	.79	1.85
Distributions from net investment income	(.02)	–	(.02)	(.03)	–D
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.02)	–	(.32)	(.24)E	–D
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$12.20	$10.86	$12.13	$12.44	$11.87
Total ReturnF,G	12.58%	(10.47)%	.05%	6.87%	18.75%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.17%	2.16%	2.10%	2.19%	3.77%
Expenses net of fee waivers, if any	1.95%	1.95%	1.95%	1.95%	1.95%
Expenses net of all reductions	1.94%	1.94%	1.95%	1.89%	1.89%
Net investment income (loss)	.60%	.51%C	.04%	.37%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$2,868	$2,015	$2,031	$1,914	$1,700
Portfolio turnover rateJ	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.03) %.

 D Amount represents less than $.005 per share.

 E Total distributions of $.24 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.203 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$12.00	$12.35	$11.82	$10.00
Income from Investment Operations
Net investment income (loss)B	.01	–C,D	(.06)	(.02)	.04
Net realized and unrealized gain (loss)	1.26	(1.31)	–D	.74	1.76
Total from investment operations	1.27	(1.31)	(.06)	.72	1.80
Distributions from net investment income	–	–	–	(.01)	–
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	–	–	(.30)	(.21)	–
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$11.97	$10.69	$12.00	$12.35	$11.82
Total ReturnE,F	11.97%	(10.92)%	(.42)%	6.32%	18.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.63%	2.64%	2.58%	2.70%	4.32%
Expenses net of fee waivers, if any	2.45%	2.45%	2.45%	2.45%	2.45%
Expenses net of all reductions	2.44%	2.44%	2.45%	2.39%	2.39%
Net investment income (loss)	.10%	.01%C	(.46)%	(.13)%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$2,203	$1,675	$1,750	$2,082	$1,474
Portfolio turnover rateI	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.52) %.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.98	$12.21	$12.52	$11.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.12	.12C	.07	.11	.15
Net realized and unrealized gain (loss)	1.31	(1.35)	–D	.74	1.76
Total from investment operations	1.43	(1.23)	.07	.85	1.91
Distributions from net investment income	(.09)	–	(.09)	(.07)	(.01)
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.09)	–	(.39)	(.27)	(.01)
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$12.33	$10.98	$12.21	$12.52	$11.92
Total ReturnE	13.19%	(10.07)%	.61%	7.37%	19.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%	1.56%	1.48%	1.57%	3.02%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.44%	1.45%	1.39%	1.39%
Net investment income (loss)	1.10%	1.01%C	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$67,178	$61,601	$78,377	$96,731	$39,135
Portfolio turnover rateH	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Markets Discovery Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$11.02	$12.25	$12.53	$11.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.13	.12C	.07	.11	.15
Net realized and unrealized gain (loss)	1.30	(1.35)	–D	.75	1.76
Total from investment operations	1.43	(1.23)	.07	.86	1.91
Distributions from net investment income	(.09)	–	(.06)	(.07)	(.01)
Distributions from net realized gain	–	–	(.30)	(.20)	–
Total distributions	(.09)	–	(.36)	(.27)	(.01)
Redemption fees added to paid in capitalB	.01	–D	.01	.02	.02
Net asset value, end of period	$12.37	$11.02	$12.25	$12.53	$11.92
Total ReturnE	13.16%	(10.04)%	.61%	7.45%	19.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.59%	1.54%	1.56%	1.60%	3.21%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.43%	1.45%	1.39%	1.39%
Net investment income (loss)	1.10%	1.01%C	.54%	.87%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$8,337	$1,410	$481	$1,076	$1,825
Portfolio turnover rateH	60%	103%	148%	179%	83%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .48%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Markets Discovery and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$11,177,844
Gross unrealized depreciation	(7,947,288)
Net unrealized appreciation (depreciation) on securities	$3,230,556
Tax Cost	$84,312,450

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,060,338
Capital loss carryforward	$(4,738,627)
Net unrealized appreciation (depreciation) on securities and other investments	$3,230,596

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,072,849)
Long-term	(1,665,778)
Total capital loss carryforward	$(4,738,627)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$490,717	$ -

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $317,752, and a change in net unrealized appreciation (depreciation) of $(33,134) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $40,345,088 and $39,619,002, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .85% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$11,200	$225
Class T	.25%	.25%	10,638	4
Class C	.75%	.25%	17,703	4,914
			$39,541	$5,143

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,058
Class T	1,345
Class C(a)	286
$4,689

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,979.31
Class T	7,363.35
Class C	5,553.31
Emerging Markets Discovery	133,631.23
Class I	2,952.15
	$163,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $245 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $172 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,848, including $92 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.70%	$8,514
Class T	1.95%	4,717
Class C	2.45%	3,293
Emerging Markets Discovery	1.45%	61,107
Class I	1.45%	2,856
		$80,487

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,252 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $468.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$22,428	$–
Class T	4,316	–
Emerging Markets Discovery	453,104	–
Class I	10,869	–
Total	$490,717	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	131,085	161,641	$1,473,088	$1,908,467
Reinvestment of distributions	1,944	–	20,757	–
Shares redeemed	(131,586)	(93,262)	(1,425,583)	(1,088,220)
Net increase (decrease)	1,443	68,379	$68,262	$820,247
Class T
Shares sold	74,898	59,344	$869,903	$694,558
Reinvestment of distributions	389	–	4,146	–
Shares redeemed	(25,757)	(41,200)	(281,676)	(472,328)
Net increase (decrease)	49,530	18,144	$592,373	$222,230
Class C
Shares sold	58,882	68,780	$655,298	$796,943
Shares redeemed	(31,638)	(57,921)	(342,535)	(667,642)
Net increase (decrease)	27,244	10,859	$312,763	$129,301
Emerging Markets Discovery
Shares sold	2,003,183	2,311,392	$22,538,095	$27,313,497
Reinvestment of distributions	39,922	–	427,569	–
Shares redeemed	(2,204,224)	(3,121,418)	(24,359,570)	(36,074,220)
Net increase (decrease)	(161,119)	(810,026)	$(1,393,906)	$(8,760,723)
Class I
Shares sold	642,732	209,924	$7,808,576	$2,474,235
Reinvestment of distributions	981	–	10,531	–
Shares redeemed	(97,475)	(121,211)	(1,038,525)	(1,373,121)
Net increase (decrease)	546,238	88,713	$6,780,582	$1,101,114

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Fidelity® Total Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Life of fundA
Fidelity® Total Emerging Markets Fund	12.44%	4.30%

 A From November 1, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund, on November 1, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$12,346	Fidelity® Total Emerging Markets Fund
$10,747	MSCI Emerging Markets Index

Fidelity® Total Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.'s June vote to exit the European Union – dubbed "Brexit" – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from "risk off" to "risk on." Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Lead-Portfolio Manager John Carlson:  For the year, the fund's share classes (excluding sales charges, if applicable) generally advanced about 12%, outpacing the 10.66% return of the Fidelity Total Emerging Markets Composite IndexSM. Security selection within both the emerging markets (EM) debt and equity sleeves lifted relative performance most, and asset allocation decisions also helped. The debt sleeve’s outperformance was driven primarily by its overweightings in strong-performing index components Venezuela and Brazil. Toward the end of the period, Venezuela’s state oil company completed a debt swap extending short-dated maturities and buying the country more time to adjust to the low oil-price environment. Brazilian assets also rallied this period, as expectations rose for fiscal adjustments under the country’s new administration after Brazil’s president was formally impeached. Meanwhile, our EM equity component benefited from positioning in South Africa, China, Brazil, India and Russia, as well as security selection in Mexico. In terms of stocks, our non-index stake in Smiles was a plus. Smiles manages the frequent-flyer program of Brazilian low-cost air carrier GOL Airlines. The stock rallied this year along with broader Brazilian market. Conversely, an underweighting Brazil’s Banco Bradesco hurt most, as the stock outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Total Emerging Markets Fund

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.8	2.1
Naspers Ltd. Class N (South Africa, Media)	2.4	2.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.3	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.2	1.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.4	1.4
	11.1

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.4	18.8
Information Technology	14.7	13.0
Energy	12.4	16.8
Consumer Discretionary	8.1	7.4
Consumer Staples	5.4	5.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	8.0	8.7
Cayman Islands	7.1	6.9
Brazil	6.7	6.1
India	5.9	5.5
Taiwan	5.3	4.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks and Equity Futures	68.3%
Bonds	26.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.0%

As of April 30, 2016
Stocks and Equity Futures	67.5%
Bonds	28.8%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

Fidelity® Total Emerging Markets Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 59.5%
		Shares	Value
Argentina - 0.3%
Grupo Superveille SA sponsored ADR (a)		4,200	$63,756
Telecom Argentina SA Class B sponsored ADR		8,534	160,610
YPF SA Class D sponsored ADR		11,500	204,240

TOTAL ARGENTINA			428,606

Australia - 0.0%
Frontier Digital Ventures Ltd.		101,123	39,231
Austria - 0.3%
Erste Group Bank AG		13,475	423,204
Bermuda - 0.8%
AGTech Holdings Ltd. (b)		500,000	104,441
Credicorp Ltd. (United States)		1,950	289,926
GP Investments Ltd. Class A (depositary receipt) (b)		22,922	49,837
PAX Global Technology Ltd.		249,460	156,002
Shangri-La Asia Ltd.		520,000	571,926
VimpelCom Ltd. sponsored ADR		47,160	157,514

TOTAL BERMUDA			1,329,646

Brazil - 2.1%
B2W Companhia Global do Varejo (b)		56,040	275,284
BB Seguridade Participacoes SA		37,670	379,296
BR Malls Participacoes SA		22,380	89,604
Cielo SA		25,896	262,854
Companhia de Saneamento de Minas Gerais		25,496	266,142
Cosan SA Industria e Comercio		16,835	226,365
Direcional Engenharia SA		89,300	154,429
FPC Par Corretora de Seguros		70,900	335,176
Minerva SA (b)		92,300	292,341
Smiles SA		51,600	941,797

TOTAL BRAZIL			3,223,288

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (b)		12,836	210,125
Canada - 0.3%
Pacific Exploration and Production Corp. warrants		450	13,392
Pan American Silver Corp.		20,800	333,424
Torex Gold Resources, Inc. (b)		7,030	130,768

TOTAL CANADA			477,584

Cayman Islands - 7.0%
51job, Inc. sponsored ADR (b)		5,900	200,600
58.com, Inc. ADR (b)		24,050	1,006,493
Alibaba Group Holding Ltd. sponsored ADR (b)		21,800	2,216,842
Bitauto Holdings Ltd. ADR (b)		15,400	393,162
BizLink Holding, Inc.		18,294	92,838
China State Construction International Holdings Ltd.		208,000	304,133
CK Hutchison Holdings Ltd.		18,170	224,795
Ctrip.com International Ltd. ADR (b)		2,700	119,205
Fang Holdings Ltd. ADR (b)		32,400	107,892
Haitian International Holdings Ltd.		104,000	214,556
Himax Technologies, Inc. sponsored ADR		15,200	119,320
JD.com, Inc. sponsored ADR (b)		36,000	934,200
Sino Biopharmaceutical Ltd.		514,000	359,874
Sunny Optical Technology Group Co. Ltd.		7,000	34,208
Tencent Holdings Ltd.		135,150	3,581,791
Uni-President China Holdings Ltd.		792,600	536,538
Vipshop Holdings Ltd. ADR (b)		32,300	441,541

TOTAL CAYMAN ISLANDS			10,887,988

Chile - 1.0%
Compania Cervecerias Unidas SA sponsored ADR		14,900	320,350
CorpBanca SA		28,194,559	255,306
Enersis SA		1,580,842	267,418
Inversiones La Construccion SA		17,643	215,939
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		9,700	283,822
Vina Concha y Toro SA		93,580	163,173

TOTAL CHILE			1,506,008

China - 4.4%
Anhui Conch Cement Co. Ltd. (H Shares)		101,000	279,993
BBMG Corp. (H Shares)		1,020,000	373,513
China Life Insurance Co. Ltd. (H Shares)		242,034	599,212
China Longyuan Power Grid Corp. Ltd. (H Shares)		293,360	224,307
China Pacific Insurance (Group) Co. Ltd. (H Shares)		183,306	662,975
China Petroleum & Chemical Corp. (H Shares)		406,000	293,620
China Shenhua Energy Co. Ltd. (H Shares)		157,000	326,731
China Suntien Green Energy Corp. Ltd. (H Shares)		169,000	22,662
China Telecom Corp. Ltd. (H Shares)		568,449	293,916
Industrial & Commercial Bank of China Ltd. (H Shares)		2,320,660	1,392,952
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		80,871	214,716
Kweichow Moutai Co. Ltd. (A Shares)		6,850	321,432
Maanshan Iron & Steel Ltd. (H Shares) (b)		470,000	107,265
PICC Property & Casualty Co. Ltd. (H Shares)		230,580	373,421
Qingdao Haier Co. Ltd.		372,782	549,066
Shanghai International Airport Co. Ltd. (A Shares)		53,866	215,518
Tsingtao Brewery Co. Ltd. (H Shares)		68,000	271,805
Zhengzhou Yutong Bus Co. Ltd.		77,591	246,773

TOTAL CHINA			6,769,877

Colombia - 0.2%
Bancolombia SA sponsored ADR		7,555	289,205
Czech Republic - 0.2%
MONETA Money Bank A/S		72,400	252,465
Egypt - 0.2%
Commercial International Bank SAE sponsored GDR		33,800	149,396
Global Telecom Holding GDR (b)		42,760	87,658
Qalaa Holdings SAE (b)		254,000	20,309

TOTAL EGYPT			257,363

Greece - 0.2%
Titan Cement Co. SA (Reg.)		16,100	374,154
Hong Kong - 3.6%
AIA Group Ltd.		71,020	448,250
China Mobile Ltd.		35,590	407,733
China Mobile Ltd. sponsored ADR		23,950	1,375,449
China Resources Beer Holdings Co. Ltd.		364,666	775,830
China Resources Power Holdings Co. Ltd.		128,949	219,140
CNOOC Ltd.		851,000	1,070,791
Far East Horizon Ltd.		794,980	725,733
Sinotruk Hong Kong Ltd.		295,000	163,180
Techtronic Industries Co. Ltd.		103,500	389,682

TOTAL HONG KONG			5,575,788

India - 5.9%
Adani Ports & Special Economic Zone		99,786	459,247
Axis Bank Ltd.		41,795	305,072
Bharti Infratel Ltd.		43,303	224,385
Coal India Ltd.		88,259	429,748
Dalmia Bharat Ltd.		498	15,359
Edelweiss Financial Services Ltd. (b)		112,822	206,344
Eicher Motors Ltd.		863	310,758
Grasim Industries Ltd.		5,504	79,824
Housing Development Finance Corp. Ltd.		22,355	466,400
ICICI Bank Ltd. (b)		49,400	205,577
ICICI Bank Ltd. sponsored ADR		16,000	132,640
ITC Ltd.		169,987	619,497
JK Cement Ltd.		20,686	293,162
Larsen & Toubro Ltd.		17,387	385,949
LIC Housing Finance Ltd.		35,831	313,026
Lupin Ltd.		29,196	651,429
Petronet LNG Ltd.		49,936	291,057
Phoenix Mills Ltd.		43,925	248,284
Power Grid Corp. of India Ltd.		242,624	639,791
Reliance Industries Ltd.		46,383	733,549
SREI Infrastructure Finance Ltd. (b)		116,223	126,755
State Bank of India		135,733	524,981
Sun Pharmaceutical Industries Ltd.		64,182	715,277
Tata Consultancy Services Ltd.		20,272	728,973

TOTAL INDIA			9,107,084

Indonesia - 1.0%
PT Astra International Tbk		1,010,500	636,984
PT Bank Mandiri (Persero) Tbk		297,850	262,361
PT Bank Rakyat Indonesia Tbk		473,800	443,007
PT Kalbe Farma Tbk		1,149,400	153,277
PT Link Net Tbk		335,600	128,602

TOTAL INDONESIA			1,624,231

Israel - 0.3%
Bezeq The Israel Telecommunication Corp. Ltd.		283,655	515,360
Japan - 1.2%
Alps Electric Co. Ltd.		5,700	136,970
DeNA Co. Ltd.		2,700	87,022
Nexon Co. Ltd.		8,100	138,257
Nissha Printing Co. Ltd. (c)		5,000	121,245
Rakuten, Inc.		16,900	195,397
Sony Corp.		5,900	185,958
Sumco Corp.		21,800	229,080
Suzuki Motor Corp.		21,800	775,379

TOTAL JAPAN			1,869,308

Korea (South) - 7.2%
AMOREPACIFIC Group, Inc.		2,530	327,378
Daou Technology, Inc.		16,275	294,550
Duk San Neolux Co. Ltd. (b)		1,826	47,097
EO Technics Co. Ltd.		867	47,756
Fila Korea Ltd.		4,672	356,194
Hanon Systems		22,770	213,017
Hyundai Fire & Marine Insurance Co. Ltd.		9,138	282,428
Hyundai Glovis Co. Ltd.		1,740	263,946
Hyundai Industrial Development & Construction Co.		5,165	219,018
Hyundai Mobis		1,747	418,514
InterPark INT Corp.		21,242	208,008
Kakao Corp.		802	53,572
KB Financial Group, Inc.		24,687	914,229
KEPCO Plant Service & Engineering Co. Ltd.		3,362	161,375
Korea Electric Power Corp.		9,318	403,277
Korea Express Co. Ltd. (b)		722	126,882
Korean Reinsurance Co.		42,922	442,822
KT Corp.		3,684	103,970
KT Corp. sponsored ADR (c)		1,510	24,145
LG Chemical Ltd.		1,234	265,949
LG Display Co. Ltd.		10,873	260,082
NCSOFT Corp.		1,368	316,358
Samsung Electronics Co. Ltd.		2,344	3,358,950
Samsung Fire & Marine Insurance Co. Ltd.		554	141,194
Samsung SDI Co. Ltd.		4,003	330,038
Shinhan Financial Group Co. Ltd.		25,548	979,475
Shinhan Financial Group Co. Ltd. sponsored ADR		200	7,728
SK Hynix, Inc.		7,456	267,274
SK Telecom Co. Ltd.		64	12,551
SK Telecom Co. Ltd. sponsored ADR		10,484	229,075
Viatron Technologies, Inc.		3,962	69,800

TOTAL KOREA (SOUTH)			11,146,652

Mauritius - 0.1%
MakeMyTrip Ltd. (b)		8,000	227,200
Mexico - 3.2%
America Movil S.A.B. de CV Series L sponsored ADR		19,573	257,189
Banregio Grupo Financiero S.A.B. de CV		18,580	121,737
CEMEX S.A.B. de CV sponsored ADR		48,188	418,272
El Puerto de Liverpool S.A.B. de CV Class C		36,200	379,448
Fibra Uno Administracion SA de CV		224,360	428,161
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		35,700	345,063
Grupo Comercial Chedraui S.A.B. de CV		87,376	194,898
Grupo Financiero Banorte S.A.B. de CV Series O		218,369	1,285,998
Infraestructura Energetica Nova S.A.B. de CV		64,000	283,346
Macquarie Mexican (REIT)		477,270	601,227
Promotora y Operadora de Infraestructura S.A.B. de CV		20,300	226,940
Wal-Mart de Mexico SA de CV Series V		185,500	392,474

TOTAL MEXICO			4,934,753

Netherlands - 0.6%
Altice NV Class B (b)		7,414	137,992
Cnova NV (b)		8,050	43,148
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 9/29/17 (b)(d)		66,550	241,025
Yandex NV Series A (b)		23,067	454,189

TOTAL NETHERLANDS			876,354

Nigeria - 0.2%
Guaranty Trust Bank PLC		338,721	25,250
Guaranty Trust Bank PLC GDR (Reg. S)		23,480	93,450
Transnational Corp. of Nigeria PLC (b)		6,036,239	17,424
Zenith Bank PLC		2,567,575	119,725

TOTAL NIGERIA			255,849

Pakistan - 0.3%
Habib Bank Ltd.		201,900	430,926
Panama - 0.2%
Copa Holdings SA Class A		3,249	299,655
Philippines - 0.6%
Alliance Global Group, Inc.		556,620	163,896
Metropolitan Bank & Trust Co.		231,781	389,097
Robinsons Land Corp.		576,880	368,669

TOTAL PHILIPPINES			921,662

Romania - 0.1%
Banca Transilvania SA		257,042	144,972
Russia - 3.6%
Lukoil PJSC sponsored ADR		20,900	1,018,875
Magnit OJSC GDR (Reg. S)		18,900	750,141
MegaFon PJSC (b)		11,400	108,244
MegaFon PJSC GDR		6,440	61,373
MMC Norilsk Nickel PJSC sponsored ADR		36,900	556,452
Mobile TeleSystems OJSC (b)		57,492	202,835
Mobile TeleSystems OJSC sponsored ADR		4,100	31,611
NOVATEK OAO GDR (Reg. S)		5,700	609,330
Rosneft Oil Co. OJSC (b)		80,100	439,215
Sberbank of Russia (b)		207,580	483,173
Sberbank of Russia sponsored ADR		89,384	848,254
Sistema JSFC (b)		435,400	132,369
Sistema JSFC sponsored GDR		5,060	37,798
Unipro PJSC (b)		4,893,700	225,229

TOTAL RUSSIA			5,504,899

Singapore - 0.4%
Ascendas Real Estate Investment Trust		246,210	419,420
First Resources Ltd.		205,700	269,092

TOTAL SINGAPORE			688,512

South Africa - 4.9%
Alexander Forbes Group Holdings Ltd.		319,715	145,112
Aspen Pharmacare Holdings Ltd.		16,476	358,913
Barclays Africa Group Ltd.		31,667	367,216
Bidcorp Ltd.		15,756	277,815
Bidvest Group Ltd.		24,756	307,363
Imperial Holdings Ltd.		48,800	616,417
JSE Ltd.		12,510	145,913
Life Healthcare Group Holdings Ltd.		110,900	296,090
Naspers Ltd. Class N		21,981	3,684,054
Nedbank Group Ltd.		15,180	248,239
Sasol Ltd.		5,300	146,359
Shoprite Holdings Ltd.		45,400	670,036
Telkom SA Ltd.		55,402	255,608

TOTAL SOUTH AFRICA			7,519,135

Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA		62,826	452,265
Taiwan - 5.3%
Advantech Co. Ltd.		52,000	423,870
Boardtek Electronics Corp.		71,000	70,485
Chroma ATE, Inc.		46,000	116,866
E.SUN Financial Holdings Co. Ltd.		471,200	268,266
eMemory Technology, Inc.		9,000	95,628
Hermes Microvision, Inc.		3,000	132,737
Hon Hai Precision Industry Co. Ltd. (Foxconn)		89,000	240,788
HTC Corp. (b)		16,000	46,891
King's Town Bank		99,600	81,661
Largan Precision Co. Ltd.		5,833	691,002
MediaTek, Inc.		45,000	342,547
Taiwan Cement Corp.		431,000	517,416
Taiwan Fertilizer Co. Ltd.		64,000	85,865
Taiwan Semiconductor Manufacturing Co. Ltd.		701,000	4,210,824
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		3,142	97,716
Universal Cement Corp.		164,320	127,950
Vanguard International Semiconductor Corp.		76,000	155,237
Wistron NeWeb Corp.		38,780	108,117
Yuanta Financial Holding Co. Ltd.		947,231	354,515

TOTAL TAIWAN			8,168,381

Thailand - 1.3%
Jasmine Broadband Internet Infrastructure Fund		460,890	159,166
Kasikornbank PCL (For. Reg.)		138,080	677,838
PTT Global Chemical PCL (For. Reg.)		212,900	364,581
PTT PCL (For. Reg.)		49,600	489,807
Star Petroleum Refining PCL		488,700	175,744
Thai Union Frozen Products PCL (For. Reg.)		135,100	83,672

TOTAL THAILAND			1,950,808

Turkey - 0.9%
Aselsan A/S		56,000	170,122
Bim Birlesik Magazalar A/S JSC		25,000	407,207
Enka Insaat ve Sanayi A/S		93,550	142,702
Tupras Turkiye Petrol Rafinelleri A/S		21,600	440,133
Turkiye Garanti Bankasi A/S		94,074	255,688

TOTAL TURKEY			1,415,852

United Arab Emirates - 0.7%
DP World Ltd.		15,732	282,389
Emaar Properties PJSC		226,223	429,294
First Gulf Bank PJSC		121,994	381,963

TOTAL UNITED ARAB EMIRATES			1,093,646

United Kingdom - 0.2%
Fresnillo PLC		13,000	260,957
United States of America - 0.3%
Cognizant Technology Solutions Corp. Class A (b)		4,620	237,237
First Cash Financial Services, Inc.		3,849	181,673

TOTAL UNITED STATES OF AMERICA			418,910

TOTAL COMMON STOCKS
(Cost $84,223,469)			91,871,903

Nonconvertible Preferred Stocks - 4.7%
Brazil - 3.9%
Ambev SA sponsored ADR		209,900	1,238,410
Banco do Estado Rio Grande do Sul SA		53,120	226,326
Companhia Paranaense de Energia-Copel:
(PN-B)		915	10,477
(PN-B) sponsored ADR		32,552	371,418
Itau Unibanco Holding SA sponsored ADR		140,541	1,676,654
Metalurgica Gerdau SA (PN) (b)		245,970	366,027
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (b)		90,206	997,678
Telefonica Brasil SA		25,777	372,927
Vale SA (PN-A) sponsored ADR		123,700	796,628

TOTAL BRAZIL			6,056,545

Korea (South) - 0.8%
Hyundai Motor Co. Series 2		3,990	350,595
Samsung Electronics Co. Ltd.		579	666,701
Samsung Fire & Marine Insurance Co. Ltd.		1,254	207,217

TOTAL KOREA (SOUTH)			1,224,513

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,919,510)			7,281,058
		Principal Amount(e)	Value

Nonconvertible Bonds - 9.8%
Azerbaijan - 0.7%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)		200,000	199,264
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		525,000	592,242
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		275,000	298,210

TOTAL AZERBAIJAN			1,089,716

Canada - 0.2%
First Quantum Minerals Ltd. 7% 2/15/21 (d)		250,000	237,344
Pacific Exploration and Production Corp. 12% 12/22/16		18,000	18,126
Pacific Rubiales Energy Corp. 5.125% 3/28/23 (d)(f)		100,000	20,000

TOTAL CANADA			275,470

Cayman Islands - 0.1%
Odebrecht Finance Ltd. 4.375% 4/25/25 (d)		400,000	191,500
Georgia - 0.4%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (d)		250,000	262,238
JSC BGEO Group 6% 7/26/23 (d)		200,000	205,108
JSC Georgian Railway 7.75% 7/11/22 (d)		200,000	223,000

TOTAL GEORGIA			690,346

Indonesia - 1.1%
PT Pertamina Persero:
4.875% 5/3/22 (d)		275,000	293,455
5.625% 5/20/43 (d)		200,000	200,617
6% 5/3/42 (d)		400,000	421,750
6.5% 5/27/41 (d)		700,000	786,152

TOTAL INDONESIA			1,701,974

Ireland - 0.4%
Vnesheconombank Via VEB Finance PLC:
6.8% 11/22/25 (d)		425,000	454,750
6.902% 7/9/20 (d)		200,000	215,500

TOTAL IRELAND			670,250

Kazakhstan - 0.8%
Kazagro National Management Holding JSC 4.625% 5/24/23 (d)		400,000	374,000
KazMunaiGaz Finance Sub BV:
6.375% 4/9/21 (d)		250,000	274,724
7% 5/5/20 (d)		200,000	221,746
9.125% 7/2/18 (d)		300,000	328,961

TOTAL KAZAKHSTAN			1,199,431

Luxembourg - 0.5%
Petrobras International Finance Co. Ltd. 8.375% 12/10/18		300,000	324,540
RSHB Capital SA 5.1% 7/25/18 (d)		400,000	410,000

TOTAL LUXEMBOURG			734,540

Mexico - 1.8%
Comision Federal de Electricid 4.75% 2/23/27 (d)		200,000	203,220
Pemex Project Funding Master Trust 6.625% 6/15/35		825,000	830,363
Petroleos Mexicanos:
5.5% 6/27/44		650,000	559,910
6.375% 2/4/21 (d)		150,000	164,100
6.375% 1/23/45		20,000	19,010
6.5% 6/2/41		750,000	729,000
6.625% (d)(g)		95,000	91,787
6.75% 9/21/47 (d)		200,000	198,250

TOTAL MEXICO			2,795,640

Netherlands - 1.4%
Petrobras Global Finance BV:
6.85% 6/5/2115		965,000	820,250
7.25% 3/17/44		205,000	188,600
8.375% 5/23/21		325,000	359,548
8.75% 5/23/26		675,000	760,388

TOTAL NETHERLANDS			2,128,786

South Africa - 0.2%
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)		300,000	309,561
Trinidad & Tobago - 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.:
6% 5/8/22 (d)		342,500	341,216
9.75% 8/14/19 (d)		300,000	332,112

TOTAL TRINIDAD & TOBAGO			673,328

Turkey - 0.1%
Turkiye Ihracat Kredi Bankasi A/S 5.375% 10/24/23 (d)		200,000	199,940
United Arab Emirates - 0.2%
DP World Ltd. 6.85% 7/2/37 (Reg. S)		200,000	227,831
United Kingdom - 0.5%
Biz Finance PLC 9.625% 4/27/22 (d)		750,000	739,545
Venezuela - 1.0%
Petroleos de Venezuela SA:
5.25% 4/12/17		300,000	241,500
5.5% 4/12/37		500,000	183,250
6% 11/15/26 (Reg. S)		1,200,000	445,764
8.5% 11/2/17 (d)		83,333	60,625
9% 11/17/21 (Reg. S)		550,000	272,250
12.75% 2/17/22 (d)		600,000	355,500

TOTAL VENEZUELA			1,558,889

TOTAL NONCONVERTIBLE BONDS
(Cost $15,029,072)			15,186,747

Government Obligations - 17.0%
Angola - 0.3%
Angola Republic 9.5% 11/12/25 (d)		550,000	538,148
Argentina - 1.2%
Argentine Republic:
6.25% 4/22/19 (d)		345,000	365,700
6.875% 4/22/21 (d)		320,000	346,240
7% 4/17/17		140,000	142,563
7.125% 7/6/36 (d)		150,000	154,650
7.5% 4/22/26 (d)		385,000	420,613
8.28% 12/31/33		315,459	353,787

TOTAL ARGENTINA			1,783,553

Armenia - 0.5%
Republic of Armenia:
6% 9/30/20 (d)		325,000	335,969
7.15% 3/26/25 (d)		400,000	422,000

TOTAL ARMENIA			757,969

Bahrain - 0.1%
Bahrain Kingdom 6% 9/19/44 (Reg. S)		200,000	169,000
Barbados - 0.2%
Barbados Government 7% 8/4/22 (d)		250,000	247,188
Belarus - 0.3%
Belarus Republic 8.95% 1/26/18		400,000	419,834
Brazil - 0.7%
Brazilian Federative Republic:
5% 1/27/45		200,000	176,500
5.625% 2/21/47		200,000	191,500
8.25% 1/20/34		500,000	627,500
12.25% 3/6/30		100,000	165,750

TOTAL BRAZIL			1,161,250

Cameroon - 0.3%
Cameroon Republic 9.5% 11/19/25 (d)		400,000	445,128
Colombia - 0.3%
Colombian Republic:
6.125% 1/18/41		100,000	114,250
7.375% 9/18/37		250,000	320,000

TOTAL COLOMBIA			434,250

Congo - 0.1%
Congo Republic 4% 6/30/29 (h)		241,015	163,514
Costa Rica - 0.4%
Costa Rican Republic:
4.375% 4/30/25 (d)		225,000	214,139
7.158% 3/12/45 (d)		400,000	418,000

TOTAL COSTA RICA			632,139

Croatia - 0.5%
Croatia Republic 6% 1/26/24 (d)		650,000	733,525
Dominican Republic - 0.3%
Dominican Republic 6.6% 1/28/24 (d)		375,000	406,875
Ecuador - 0.3%
Ecuador Republic:
7.95% 6/20/24 (d)		200,000	188,500
10.75% 3/28/22 (d)		200,000	211,500

TOTAL ECUADOR			400,000

El Salvador - 0.3%
El Salvador Republic 7.625% 2/1/41 (d)		450,000	462,938
Ethiopia - 0.1%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (d)		200,000	188,750
Gabon - 0.4%
Gabonese Republic:
6.375% 12/12/24 (d)		200,000	183,356
6.95% 6/16/25 (d)		550,000	507,304

TOTAL GABON			690,660

Ghana - 0.7%
Ghana Republic:
7.875% 8/7/23 (Reg.S)		400,000	382,864
9.25% 9/15/22 (d)		200,000	207,322
10.75% 10/14/30 (d)		400,000	470,920

TOTAL GHANA			1,061,106

Indonesia - 0.2%
Indonesian Republic 8.5% 10/12/35 (d)		200,000	295,857
Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		500,000	401,863
Ivory Coast - 0.3%
Ivory Coast 5.375% 7/23/24 (d)		400,000	403,500
Jamaica - 0.1%
Jamaican Government 8% 3/15/39		200,000	232,972
Jordan - 0.3%
Jordanian Kingdom:
5.75% 1/31/27 (d)		200,000	199,020
6.125% 1/29/26 (d)		200,000	209,000

TOTAL JORDAN			408,020

Kenya - 0.5%
Republic of Kenya 6.875% 6/24/24 (d)		700,000	698,250
Lebanon - 1.3%
Lebanese Republic:
4% 12/31/17		295,500	290,329
5.15% 6/12/18		200,000	198,290
5.15% 11/12/18		100,000	98,548
5.45% 11/28/19		700,000	689,612
6% 5/20/19		225,000	222,813
6.1% 10/4/22		300,000	293,820
6.375% 3/9/20		275,000	275,688

TOTAL LEBANON			2,069,100

Mexico - 0.3%
United Mexican States 10% 12/5/24	MXN	6,500,000	427,677
Mongolia - 0.2%
Mongolian People's Republic:
4.125% 1/5/18 (Reg. S)		200,000	192,000
5.125% 12/5/22 (Reg. S)		200,000	176,512

TOTAL MONGOLIA			368,512

Netherlands - 0.1%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		187,500	187,337
Oman - 0.3%
Sultanate of Oman 4.75% 6/15/26 (d)		400,000	403,000
Pakistan - 0.1%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)		200,000	211,999
Qatar - 0.3%
State of Qatar 9.75% 6/15/30 (Reg. S)		275,000	449,969
Russia - 0.8%
Ministry of Finance Russian Federation 4.75% 5/27/26 (d)		200,000	211,676
Russian Federation:
5.625% 4/4/42 (d)		200,000	220,720
12.75% 6/24/28 (Reg. S)		425,000	743,478

TOTAL RUSSIA			1,175,874

Rwanda - 0.3%
Republic of Rwanda 6.625% 5/2/23 (d)		425,000	425,072
Saudi Arabia - 0.8%
Saudi Arabia Kingdom of:
2.375% 10/26/21 (d)		415,000	413,963
4.5% 10/26/46 (d)		760,000	747,650

TOTAL SAUDI ARABIA			1,161,613

Senegal - 0.1%
Republic of Senegal 8.75% 5/13/21 (d)		200,000	225,808
South Africa - 0.1%
South African Republic 5.875% 9/16/25		200,000	224,376
Sri Lanka - 0.1%
Democratic Socialist Republic of Sri Lanka 5.125% 4/11/19 (d)		200,000	202,634
Suriname - 0.3%
Republic of Suriname 9.25% 10/26/26 (d)		500,000	522,570
Tanzania - 0.1%
United Republic of Tanzania 7.2501% 3/9/20 (i)		155,556	162,036
Turkey - 1.1%
Turkish Republic:
4.875% 10/9/26		400,000	398,800
6.25% 9/26/22		400,000	435,115
6.875% 3/17/36		250,000	284,225
7% 6/5/20		250,000	274,781
7.375% 2/5/25		100,000	117,128
11.875% 1/15/30		165,000	268,551

TOTAL TURKEY			1,778,600

Ukraine - 0.7%
Ukraine Government:
0% 5/31/40 (d)(i)		430,000	135,910
7.75% 9/1/19 (d)		700,000	697,900
7.75% 9/1/20 (d)		200,000	198,210

TOTAL UKRAINE			1,032,020

United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.26% to 0.33% 12/29/16 to 1/19/17 (j)		310,000	309,850
Venezuela - 0.6%
Venezuelan Republic:
7% 3/31/38		650,000	272,025
9% 5/7/23 (Reg. S)		300,000	137,700
9.25% 9/15/27		650,000	325,650
12.75% 8/23/22		325,000	188,013

TOTAL VENEZUELA			923,388

Vietnam - 0.2%
Vietnamese Socialist Republic 4.8% 11/19/24 (d)		300,000	317,226
Zambia - 0.3%
Republic of Zambia 8.97% 7/30/27 (d)		550,000	539,242
TOTAL GOVERNMENT OBLIGATIONS
(Cost $26,000,847)			26,254,192

Preferred Securities - 0.1%
Colombia - 0.1%
Colombia Telecomunicacines SA 8.5% (Cost $90,831)(d)(g)(i)		100,000	89,351
		Shares	Value

Money Market Funds - 8.7%
Fidelity Cash Central Fund, 0.41% (k)		13,281,356	13,285,341
Fidelity Securities Lending Cash Central Fund 0.48% (a)(k)		102,965	102,985
TOTAL MONEY MARKET FUNDS
(Cost $13,385,612)			13,388,326
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $144,649,341)			154,071,577
NET OTHER ASSETS (LIABILITIES) - 0.2%			294,649
NET ASSETS - 100%			$154,366,226

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
139 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2016	6,279,325	$14,320

The face value of futures purchased as a percentage of Net Assets is 4.1%

Currency Abbreviations

MXN – Mexican peso

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Investment made with cash collateral received from securities on loan.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,787,291 or 15.4% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Non-income producing - Security is in default.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $309,850.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,813
Fidelity Securities Lending Cash Central Fund	552
Total	$21,365

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$12,844,666	$12,658,708	$185,958	$--
Consumer Staples	8,126,805	8,126,805	--	--
Energy	7,929,296	6,405,134	1,510,770	13,392
Financials	22,693,716	18,142,922	4,550,794	--
Health Care	2,534,860	2,534,860	--	--
Industrials	5,648,943	5,648,943	--	--
Information Technology	22,602,647	14,549,950	8,052,697	--
Materials	6,078,478	5,998,654	79,824	--
Real Estate	2,584,659	2,584,659	--	--
Telecommunication Services	5,180,922	4,453,833	727,089	--
Utilities	2,927,969	2,524,692	403,277	--
Corporate Bonds	15,186,747	--	15,186,747	--
Government Obligations	26,254,192	--	26,254,192	--
Preferred Securities	89,351	--	89,351	--
Money Market Funds	13,388,326	13,388,326	--	--
Total Investments in Securities:	$154,071,577	$97,017,486	$57,040,699	$13,392
Derivative Instruments:
Assets
Futures Contracts	$14,320	$14,320	$--	$--
Total Assets	$14,320	$14,320	$--	$--
Total Derivative Instruments:	$14,320	$14,320	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$8,620,896

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$14,320	$0
Total Equity Risk	14,320	0
Total Value of Derivatives	$14,320	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.4%
BBB	4.6%
BB	6.2%
B	10.1%
CCC,CC,C	3.0%
D	0.2%
Not Rated	1.2%
Equities	64.2%
Short-Term Investments and Net Other Assets	9.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Total Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $98,796) — See accompanying schedule: Unaffiliated issuers (cost $131,263,729)	$140,683,251
Fidelity Central Funds (cost $13,385,612)	13,388,326
Total Investments (cost $144,649,341)		$154,071,577
Cash		504,107
Foreign currency held at value (cost $26,075)		26,123
Receivable for investments sold		333,849
Receivable for fund shares sold		1,817,689
Dividends receivable		37,091
Interest receivable		761,035
Distributions receivable from Fidelity Central Funds		6,004
Receivable for daily variation margin for derivative instruments		33,519
Prepaid expenses		228
Receivable from investment adviser for expense reductions		38,554
Other receivables		33,552
Total assets		157,663,328
Liabilities
Payable for investments purchased	$2,787,876
Payable for fund shares redeemed	74,822
Accrued management fee	96,197
Distribution and service plan fees payable	12,809
Other affiliated payables	32,703
Other payables and accrued expenses	189,710
Collateral on securities loaned, at value	102,985
Total liabilities		3,297,102
Net Assets		$154,366,226
Net Assets consist of:
Paid in capital		$146,684,131
Undistributed net investment income		1,743,575
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,431,665)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,370,185
Net Assets		$154,366,226
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($15,206,353 ÷ 1,342,253 shares)		$11.33
Maximum offering price per share (100/94.25 of $11.33)		$12.02
Class T:
Net Asset Value and redemption price per share ($3,018,688 ÷ 266,492 shares)		$11.33
Maximum offering price per share (100/96.50 of $11.33)		$11.74
Class C:
Net Asset Value and offering price per share ($10,710,117 ÷ 951,755 shares)(a)		$11.25
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($104,332,435 ÷ 9,199,032 shares)		$11.34
Class I:
Net Asset Value, offering price and redemption price per share ($21,098,633 ÷ 1,862,005 shares)		$11.33

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$1,314,668
Interest		2,261,629
Income from Fidelity Central Funds		21,365
Income before foreign taxes withheld		3,597,662
Less foreign taxes withheld		(137,409)
Total income		3,460,253
Expenses
Management fee	$668,667
Transfer agent fees	221,380
Distribution and service plan fees	117,665
Accounting and security lending fees	43,397
Custodian fees and expenses	243,159
Independent trustees' fees and expenses	330
Registration fees	85,018
Audit	99,650
Legal	194
Miscellaneous	665
Total expenses before reductions	1,480,125
Expense reductions	(190,766)	1,289,359
Net investment income (loss)		2,170,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,668,444)
Fidelity Central Funds	64
Foreign currency transactions	30,414
Futures contracts	(113,130)
Total net realized gain (loss)		(1,751,096)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60,387)	9,517,042
Assets and liabilities in foreign currencies	(824)
Futures contracts	(7,798)
Total change in net unrealized appreciation (depreciation)		9,508,420
Net gain (loss)		7,757,324
Net increase (decrease) in net assets resulting from operations		$9,928,218

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,170,894	$1,845,806
Net realized gain (loss)	(1,751,096)	(1,339,969)
Change in net unrealized appreciation (depreciation)	9,508,420	(7,213,595)
Net increase (decrease) in net assets resulting from operations	9,928,218	(6,707,758)
Distributions to shareholders from net investment income	(1,715,467)	(1,198,750)
Distributions to shareholders from net realized gain	–	(136,019)
Total distributions	(1,715,467)	(1,334,769)
Share transactions - net increase (decrease)	80,624,262	(6,024,786)
Redemption fees	36,372	16,471
Total increase (decrease) in net assets	88,873,385	(14,050,842)
Net Assets
Beginning of period	65,492,841	79,543,683
End of period	$154,366,226	$65,492,841
Other Information
Undistributed net investment income end of period	$1,743,575	$1,546,081

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.35	$11.56	$11.37	$10.86	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.28	.18	.18	.20
Net realized and unrealized gain (loss)	.96	(1.30)	.19	.48	.68
Total from investment operations	1.22	(1.02)	.37	.66	.88
Distributions from net investment income	(.24)	(.17)	(.18)	(.15)	(.02)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.24)	(.19)	(.18)	(.16)	(.02)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.33	$10.35	$11.56	$11.37	$10.86
Total ReturnD,E	12.13%	(8.92)%	3.30%	6.23%	8.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.87%	1.93%	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.62%	1.62%
Net investment income (loss)	2.47%	2.58%	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$15,206	$10,164	$13,627	$18,837	$7,675
Portfolio turnover rateH	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.33	$11.54	$11.34	$10.84	$10.00
Income from Investment Operations
Net investment income (loss)B	.23	.25	.15	.15	.17
Net realized and unrealized gain (loss)	.97	(1.30)	.19	.48	.68
Total from investment operations	1.20	(1.05)	.34	.63	.85
Distributions from net investment income	(.20)	(.14)	(.14)	(.12)	(.01)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.20)	(.16)	(.14)	(.14)C	(.01)
Redemption fees added to paid in capitalB	–D	–D	–D	.01	–D
Net asset value, end of period	$11.33	$10.33	$11.54	$11.34	$10.84
Total ReturnE,F	11.92%	(9.18)%	3.04%	5.93%	8.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.22%	2.27%	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.90%	1.89%	1.90%	1.88%	1.87%
Net investment income (loss)	2.22%	2.33%	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$3,019	$3,331	$5,277	$5,967	$5,823
Portfolio turnover rateI	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.25	$11.47	$11.29	$10.80	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.20	.10	.09	.12
Net realized and unrealized gain (loss)	.97	(1.30)	.19	.47	.69
Total from investment operations	1.15	(1.10)	.29	.56	.81
Distributions from net investment income	(.15)	(.10)	(.11)	(.07)	(.01)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.15)	(.12)	(.11)	(.08)	(.01)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.25	$10.25	$11.47	$11.29	$10.80
Total ReturnD,E	11.36%	(9.68)%	2.56%	5.31%	8.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.62%	2.68%	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.39%	2.39%	2.40%	2.37%	2.37%
Net investment income (loss)	1.72%	1.83%	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$10,710	$7,736	$10,104	$7,436	$5,824
Portfolio turnover rateH	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.38	$11.60	$11.40	$10.89	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.31	.21	.21	.22
Net realized and unrealized gain (loss)	.97	(1.31)	.19	.47	.69
Total from investment operations	1.25	(1.00)	.40	.68	.91
Distributions from net investment income	(.29)	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.29)	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.34	$10.38	$11.60	$11.40	$10.89
Total ReturnD	12.44%	(8.74)%	3.56%	6.44%	9.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.62%	1.72%	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.40%	1.38%	1.38%
Net investment income (loss)	2.72%	2.83%	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$104,332	$37,918	$45,763	$49,959	$81,416
Portfolio turnover rateG	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.37	$11.59	$11.40	$10.89	$10.00
Income from Investment Operations
Net investment income (loss)B	.29	.31	.21	.20	.22
Net realized and unrealized gain (loss)	.96	(1.31)	.18	.48	.69
Total from investment operations	1.25	(1.00)	.39	.68	.91
Distributions from net investment income	(.29)	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.29)	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.33	$10.37	$11.59	$11.40	$10.89
Total ReturnD	12.48%	(8.74)%	3.51%	6.44%	9.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.54%	1.58%	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.40%	1.37%	1.37%
Net investment income (loss)	2.72%	2.83%	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$21,099	$6,343	$4,773	$5,354	$2,287
Portfolio turnover rateG	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs)ADRs, futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), defaulted bonds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$13,953,973
Gross unrealized depreciation	(5,165,884)
Net unrealized appreciation (depreciation) on securities	$8,788,089
Tax Cost	$145,283,488

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,519,860
Capital loss carryforward	$(2,559,540)
Net unrealized appreciation (depreciation) on securities and other investments	$8,784,980

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,076,801)
Long-term	(482,739)
Total capital loss carryforward	$(2,559,540)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$1,715,467	$ 1,198,749
Long-term Capital Gains	–	136,020
Total	$1,715,467	$ 1,334,769

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market .

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(113,130) and a change in net unrealized appreciation (depreciation) of $(7,798) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $115,192,127 and $45,771,782, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$25,102	$1,921
Class T	.25%	.25%	13,996	907
Class C	.75%	.25%	78,567	22,248
			$117,665	$25,076

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,417
Class T	2,161
Class C(a)	513
$11,091

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$25,414.25
Class T	9,517.34
Class C	19,923.25
Total Emerging Markets	150,558.27
Class I	15,968.19
	$221,380

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $917 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $206 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $552. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$22,366
Class T	1.90%	8,998
Class C	2.40%	17,807
Total Emerging Markets	1.40%	126,126
Class I	1.40%	12,433
		$187,730

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,027 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $542.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $467.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$214,855	$211,944
Class T	63,597	63,689
Class C	107,081	88,937
Total Emerging Markets	1,155,874	751,293
Class I	174,060	82,887
Total	$1,715,467	$1,198,750
From net realized gain
Class A	$–	$24,934
Class T	–	9,098
Class C	–	18,150
Total Emerging Markets	–	75,507
Class I	–	8,330
Total	$–	$136,019

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	982,236	251,231	$10,454,988	$2,772,246
Reinvestment of distributions	21,375	21,174	212,465	232,918
Shares redeemed	(643,855)	(469,131)	(6,609,703)	(4,963,727)
Net increase (decrease)	359,756	(196,726)	$4,057,750	$(1,958,563)
Class T
Shares sold	99,943	45,171	$1,053,182	$491,646
Reinvestment of distributions	6,356	6,566	63,302	72,226
Shares redeemed	(162,291)	(186,633)	(1,643,320)	(1,964,687)
Net increase (decrease)	(55,992)	(134,896)	$(526,836)	$(1,400,815)
Class C
Shares sold	381,071	198,104	$4,073,862	$2,115,228
Reinvestment of distributions	10,753	9,691	106,882	106,316
Shares redeemed	(194,422)	(334,580)	(1,922,472)	(3,520,139)
Net increase (decrease)	197,402	(126,785)	$2,258,272	$(1,298,595)
Total Emerging Markets
Shares sold	7,221,843	1,772,167	$77,958,709	$18,534,579
Reinvestment of distributions	112,410	70,595	1,116,229	777,256
Shares redeemed	(1,787,997)	(2,136,425)	(18,222,997)	(22,904,245)
Net increase (decrease)	5,546,256	(293,663)	$60,851,941	$(3,592,410)
Class I
Shares sold	1,936,878	421,240	$21,178,679	$4,563,340
Reinvestment of distributions	14,612	8,237	144,954	90,609
Shares redeemed	(700,942)	(229,844)	(7,340,498)	(2,428,352)
Net increase (decrease)	1,250,548	199,633	$13,983,135	$2,225,597

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total Emerging Markets Fund and Fidelity Emerging Markets Discovery Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund and Fidelity Emerging Markets Discovery Fund (each a fund of Fidelity Investment Trust) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund of Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Fidelity Emerging Markets Discovery Fund
Class A	1.70%
Actual		$1,000.00	$1,109.40	$9.01
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class T	1.95%
Actual		$1,000.00	$1,107.10	$10.33
Hypothetical-C		$1,000.00	$1,015.33	$9.88
Class C	2.45%
Actual		$1,000.00	$1,104.20	$12.96
Hypothetical-C		$1,000.00	$1,012.82	$12.40
Emerging Markets Discovery	1.45%
Actual		$1,000.00	$1,109.80	$7.69
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Class I	1.45%
Actual		$1,000.00	$1,110.40	$7.69
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Fidelity Total Emerging Markets Fund
Class A	1.65%
Actual		$1,000.00	$1,101.10	$8.71
Hypothetical-C		$1,000.00	$1,016.84	$8.36
Class T	1.90%
Actual		$1,000.00	$1,100.00	$10.03
Hypothetical-C		$1,000.00	$1,015.58	$9.63
Class C	2.40%
Actual		$1,000.00	$1,096.50	$12.65
Hypothetical-C		$1,000.00	$1,013.07	$12.14
Total Emerging Markets	1.40%
Actual		$1,000.00	$1,102.00	$7.40
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class I	1.40%
Actual		$1,000.00	$1,102.10	$7.40
Hypothetical-C		$1,000.00	$1,018.10	$7.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Discovery Fund
Class A	12/19/16	12/16/16	$0.060	$0.064
Class T	12/19/16	12/16/16	$0.039	$0.064
Class C	12/19/16	12/16/16	$0.000	$0.060
Emerging Markets Discovery	12/19/16	12/16/16	$0.086	$0.064
Class I	12/19/16	12/16/16	$0.096	$0.064
Fidelity Total Emerging Markets Fund
Class A	12/19/16	12/16/16	$0.120	$0.009
Class T	12/19/16	12/16/16	$0.086	$0.009
Class C	12/19/16	12/16/16	$0.056	$0.009
Total Emerging Markets	12/19/16	12/16/16	$0.135	$0.009
Class I	12/19/16	12/16/16	$0.137	$0.009

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class T	Class C	Retail Class	Class I
Fidelity Emerging Markets Discovery Fund
December, 2015	100%	100%	–	96%	95%
Fidelity Total Emerging Markets Fund
December, 2015	37%	43%	58%	31%	31%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/07/15	$0.0976	$0.0436
Class T	12/07/15	$0.0666	$0.0436
Class C	12/07/15	$0.0000	$0.0000
Emerging Markets Discovery	12/07/15	$0.1286	$0.0436
Class I	12/07/15	$0.1306	$0.0436
Fidelity Total Emerging Markets Fund
Class A	12/07/15	$0.2583	$0.0163
Class T	12/07/15	$0.2193	$0.0163
Class C	12/07/15	$0.1613	$0.0163
Total Emerging Markets	12/07/15	$0.3063	$0.0163
Class I	12/07/15	$0.3093	$0.0163

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Fidelity Emerging Markets Discovery Fund in June 2014 and for Fidelity Total Emerging Markets Fund in September 2014 and October 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and, in the case of Fidelity Emerging Markets Discovery Fund, peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Total Emerging Markets Fund, a peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the charts below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board considered the total expense ratio of each fund, after the effect of the contractual expense cap arrangements discussed below.

The Board noted that the total expense ratio of each class of Fidelity Emerging Markets Discovery Fund ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans.

The Board noted that the total expense ratio of the retail class of Fidelity Total Emerging Markets Fund ranked below the competitive median for 2015, the total expense ratio of Class A ranked equal to the competitive median for 2015, and the total expense ratio of each of Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T of each fund was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that, although Class I is categorized by Broadridge as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2015.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.70%, 1.95%, 2.45%, 1.45%, and 1.45% through December 31, 2016.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

EMD-TEK-ANN-1216
1.931237.104

Fidelity Advisor® International Discovery Fund -

Class A, Class T, Class C, Class I and Class Z

Annual Report

October 31, 2016

Class A, Class T, Class C, Class I and Class Z are classes of Fidelity® International Discovery Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.30)%	4.86%	1.44%
Class T (incl. 3.50% sales charge)	(8.40)%	5.10%	1.41%
Class C (incl. contingent deferred sales charge)	(6.51)%	5.31%	1.26%
Class I	(4.52)%	6.47%	2.38%
Class Z	(4.36)%	6.57%	2.43%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Discovery Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,540	Fidelity Advisor® International Discovery Fund - Class A
$11,465	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes trailed the MSCI EAFE Index. Not being well-positioned for the U.K.’s vote to exit the European Union and underexposure to some of the index's top-performing materials stocks cost the fund the most ground versus the benchmark. Individual detractors included a small out-of-benchmark position in U.K. bank Shawbrook Group, which sank due to uncertainty around Brexit. An investment in U.K. retailer Next hurt, as competitors caught up to the company’s lead in online retail. We eliminated Next and Shawbrook from the portfolio before period end. Shares of CMC Markets, a U.K. online trading company, fell as muted market volatility post-Brexit dampened trading activity. By contrast, security selection in consumer staples and an overweighting in information technology's software & services group aided relative performance, as did non-benchmark exposure to both emerging markets and the U.S. and stock picks in Japan. Top contributors included Japanese drug store chain Tsuruha Holdings, which benefited from expanding its offerings and making some strategic acquisitions. Elsewhere, shares of Switzerland-based Partners Group Holding, a private-markets investment management company, rose as its breadth of investment alternatives helped attract new assets in a low and negative interest rate environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	18.7%
United Kingdom	13.2%
France	9.3%
Germany	8.2%
Netherlands	4.8%
United States of America*	4.5%
Switzerland	4.2%
Hong Kong	3.6%
Sweden	3.5%
Other	30.0%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	17.3%
United Kingdom	14.5%
France	9.6%
Germany	8.0%
United States of America*	5.8%
Switzerland	4.3%
Sweden	4.1%
Hong Kong	3.3%
Netherlands	3.3%
Other	29.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.8	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.2	0.9

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.1	2.2
SAP AG (Germany, Software)	1.7	1.1
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.6	1.5
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.5	1.4
Statoil ASA (Norway, Oil, Gas & Consumable Fuels)	1.5	1.6
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.4	1.4
VINCI SA (France, Construction & Engineering)	1.4	1.4
Partners Group Holding AG (Switzerland, Capital Markets)	1.3	1.0
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.4
	15.4

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	21.6
Industrials	14.6	10.7
Consumer Discretionary	13.8	15.3
Consumer Staples	12.9	13.2
Information Technology	11.7	10.0
Health Care	8.2	12.5
Materials	5.4	3.6
Energy	4.7	5.0
Telecommunication Services	2.7	4.8
Real Estate	1.9	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
Australia - 2.4%
Altium Ltd.	1,569,213	$9,359
Australia & New Zealand Banking Group Ltd.	2,793,681	59,186
Bapcor Ltd.	7,641,696	29,821
Magellan Financial Group Ltd.	1,204,177	19,502
Ramsay Health Care Ltd.	1,104,392	61,631
Spark Infrastructure Group unit	27,415,377	46,298

TOTAL AUSTRALIA		225,797

Austria - 0.8%
Erste Group Bank AG	1,309,400	41,124
Wienerberger AG	2,154,500	34,448

TOTAL AUSTRIA		75,572

Bailiwick of Jersey - 1.6%
Glencore Xstrata PLC (a)	8,788,486	26,893
Integrated Diagnostics Holdings PLC	2,252,058	6,193
Randgold Resources Ltd. sponsored ADR (b)	189,614	16,824
Regus PLC	9,503,288	28,952
Shire PLC	747,500	42,206
Wolseley PLC	514,260	26,758

TOTAL BAILIWICK OF JERSEY		147,826

Belgium - 1.9%
Anheuser-Busch InBev SA NV	815,927	93,644
KBC Groep NV	1,421,570	86,625

TOTAL BELGIUM		180,269

Canada - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	746,800	37,515
Cenovus Energy, Inc.	2,715,700	39,178
Constellation Software, Inc.	104,300	48,861
Franco-Nevada Corp.	227,700	14,905
PrairieSky Royalty Ltd. (b)	1,710,573	37,201
Suncor Energy, Inc.	676,200	20,292

TOTAL CANADA		197,952

Cayman Islands - 1.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	439,100	44,652
Ctrip.com International Ltd. ADR (a)	720,000	31,788
New Oriental Education & Technology Group, Inc. sponsored ADR	1,371,700	68,763

TOTAL CAYMAN ISLANDS		145,203

China - 0.3%
Kweichow Moutai Co. Ltd. (A Shares)	642,182	30,134
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	517,230	101
Denmark - 1.2%
DONG Energy A/S	750,800	29,774
Nets A/S (c)	1,621,800	30,972
Novo Nordisk A/S Series B	1,467,745	52,289

TOTAL DENMARK		113,035

Finland - 0.5%
Sampo Oyj (A Shares)	1,003,900	45,993
France - 9.3%
ALTEN	608,659	43,504
Altran Technologies SA	2,307,200	32,925
Amundi SA	516,400	25,308
Atos Origin SA	257,190	26,714
AXA SA	3,036,800	68,517
BNP Paribas SA	525,700	30,493
Capgemini SA	653,100	54,115
Cegedim SA (a)	536,390	13,661
Dassault Aviation SA	18,200	19,839
Havas SA	4,753,681	38,673
Maisons du Monde SA	1,122,200	31,660
Rubis	255,890	23,337
Societe Generale Series A	1,426,900	55,660
Sodexo SA	409,000	47,502
SR Teleperformance SA	280,800	29,675
Total SA	4,115,171	197,131
VINCI SA (b)	1,778,000	128,780

TOTAL FRANCE		867,494

Germany - 8.2%
adidas AG	260,500	42,799
Axel Springer Verlag AG	604,902	30,290
Beiersdorf AG	242,900	21,385
Deutsche Borse AG (a)	164,581	12,806
Deutsche Post AG	1,627,604	50,439
Deutsche Telekom AG	1,900,600	31,009
Fresenius SE & Co. KGaA	453,600	33,481
GEA Group AG	850,634	32,893
Henkel AG & Co. KGaA	352,900	38,856
KION Group AG	838,449	50,641
LEG Immobilien AG	204,103	17,216
Nexus AG	614,500	12,635
ProSiebenSat.1 Media AG	1,109,900	47,835
Rational AG	99,005	51,353
SAP AG	1,810,424	159,497
Scout24 Holding GmbH (a)	558,300	19,250
Siemens AG	641,017	72,831
Symrise AG	617,200	42,352

TOTAL GERMANY		767,568

Hong Kong - 3.6%
AIA Group Ltd.	22,819,000	144,025
China Resources Beer Holdings Co. Ltd.	21,864,000	46,516
Techtronic Industries Co. Ltd.	37,681,500	141,873

TOTAL HONG KONG		332,414

India - 3.0%
Bharti Infratel Ltd.	11,555,099	59,875
Dr Lal Pathlabs Ltd.	798,016	14,093
HDFC Bank Ltd.	1,034,409	23,115
HDFC Bank Ltd. sponsored ADR	1,074,384	76,045
Housing Development Finance Corp. Ltd.	5,219,689	108,900

TOTAL INDIA		282,028

Indonesia - 0.5%
PT Bank Central Asia Tbk	16,688,600	19,857
PT Bank Rakyat Indonesia Tbk	32,624,300	30,504

TOTAL INDONESIA		50,361

Ireland - 2.6%
Cairn Homes PLC (a)	17,549,270	22,684
CRH PLC	2,385,400	77,440
Dalata Hotel Group PLC (a)	5,126,600	22,961
Green REIT PLC	9,492,200	14,171
James Hardie Industries PLC CDI	1,790,532	26,737
Kerry Group PLC Class A	856,800	62,208
Ryanair Holdings PLC sponsored ADR	260,966	19,596

TOTAL IRELAND		245,797

Isle of Man - 0.7%
Paysafe Group PLC (a)	11,752,725	62,289
Israel - 1.0%
Frutarom Industries Ltd.	978,900	51,799
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,011,100	43,214

TOTAL ISRAEL		95,013

Italy - 0.6%
De Longhi SpA	1,469,700	34,397
Intesa Sanpaolo SpA	5,941,000	13,775
Mediaset SpA	3,440,200	9,834

TOTAL ITALY		58,006

Japan - 17.7%
ACOM Co. Ltd. (a)	3,246,300	14,982
Aozora Bank Ltd.	9,159,000	30,306
Casio Computer Co. Ltd. (b)	2,015,200	28,171
Daito Trust Construction Co. Ltd.	453,300	75,968
Dentsu, Inc.	1,208,800	60,400
Don Quijote Holdings Co. Ltd.	1,026,000	39,085
Hoya Corp.	1,109,300	46,384
Japan Tobacco, Inc.	2,141,700	81,567
KDDI Corp.	4,368,100	132,760
Keyence Corp.	90,460	66,471
LINE Corp. ADR (b)	47,048	1,904
Misumi Group, Inc.	3,017,800	55,165
Mitsubishi UFJ Financial Group, Inc.	14,897,300	76,867
Monex Group, Inc.	12,156,649	27,937
Morinaga & Co. Ltd.	344,000	16,024
Nidec Corp.	324,300	31,450
Nintendo Co. Ltd.	164,500	39,654
Nippon Telegraph & Telephone Corp.	875,400	38,812
Nitori Holdings Co. Ltd.	226,100	27,101
Olympus Corp.	2,319,700	82,949
ORIX Corp.	7,795,700	123,808
Rakuten, Inc.	2,206,000	25,506
Recruit Holdings Co. Ltd.	1,200,100	48,292
Relo Holdings Corp.	178,400	29,515
Seven & i Holdings Co. Ltd.	1,001,400	41,853
Shionogi & Co. Ltd.	828,600	40,912
SMS Co., Ltd.	786,600	20,559
Sony Corp.	3,320,300	104,650
Start Today Co. Ltd.	2,130,000	37,453
Sundrug Co. Ltd.	590,500	46,567
Tsuruha Holdings, Inc.	611,100	70,626
VT Holdings Co. Ltd.	3,872,500	20,864
Welcia Holdings Co. Ltd.	1,076,200	73,580

TOTAL JAPAN		1,658,142

Korea (South) - 0.0%
Samsung Biologics Co. Ltd. (a)	15,017	1,786
Luxembourg - 1.1%
Eurofins Scientific SA	184,739	83,938
Grand City Properties SA	1,000,215	17,573

TOTAL LUXEMBOURG		101,511

Malta - 0.0%
Unibet Group PLC unit	408,700	3,606
Marshall Islands - 0.1%
Hoegh LNG Partners LP (d)	715,655	12,739
Netherlands - 4.8%
Basic-Fit NV	579,100	10,518
IMCD Group BV	1,603,400	69,358
ING Groep NV (Certificaten Van Aandelen)	5,644,700	74,098
Intertrust NV	1,544,800	32,593
Koninklijke Philips Electronics NV	1,770,000	53,334
RELX NV	2,771,838	46,740
Takeaway.com Holding BV (c)	505,200	11,882
Unilever NV (Certificaten Van Aandelen) (Bearer) (b)	3,523,200	147,665
Van Lanschot NV unit	223,700	4,590

TOTAL NETHERLANDS		450,778

New Zealand - 0.9%
EBOS Group Ltd.	3,154,998	38,467
Ryman Healthcare Group Ltd.	6,907,568	43,864

TOTAL NEW ZEALAND		82,331

Norway - 1.5%
Statoil ASA (b)	8,457,200	138,072
Philippines - 0.3%
SM Investments Corp.	2,042,375	28,340
Romania - 0.2%
Banca Transilvania SA	37,524,532	21,164
South Africa - 1.7%
Aspen Pharmacare Holdings Ltd.	656,700	14,306
EOH Holdings Ltd.	2,763,167	32,768
Naspers Ltd. Class N	665,600	111,556

TOTAL SOUTH AFRICA		158,630

Spain - 3.2%
Amadeus IT Holding SA Class A	1,707,300	80,590
Atresmedia Corporacion de Medios de Comunicacion SA	1,719,200	17,702
CaixaBank SA	19,118,400	57,688
Grifols SA ADR	1,152,800	16,474
Hispania Activos Inmobiliarios SA	1,424,325	17,543
Inditex SA	2,140,353	74,822
Mediaset Espana Comunicacion SA	2,836,600	31,684

TOTAL SPAIN		296,503

Sweden - 3.5%
ASSA ABLOY AB (B Shares)	3,443,800	62,586
HEXPOL AB (B Shares)	1,872,700	15,395
Indutrade AB	1,116,300	20,751
Nordea Bank AB	5,635,200	59,240
Saab AB (B Shares)	948,600	33,608
Sandvik AB	2,242,600	25,499
Svenska Cellulosa AB (SCA) (B Shares)	2,802,900	79,412
Svenska Handelsbanken AB (A Shares)	2,567,100	34,998

TOTAL SWEDEN		331,489

Switzerland - 4.2%
ABB Ltd. (Reg.)	2,295,470	47,357
Julius Baer Group Ltd.	919,060	37,205
Kaba Holding AG (B Shares) (Reg.)	41,400	28,763
Panalpina Welttransport Holding AG	178,050	23,121
Partners Group Holding AG	247,326	125,219
Schindler Holding AG (participation certificate)	175,435	32,603
Syngenta AG (Switzerland)	132,540	53,038
UBS Group AG	3,500,790	49,529

TOTAL SWITZERLAND		396,835

Taiwan - 0.0%
JHL Biotech, Inc. (a)	1,466,494	3,175
United Kingdom - 13.2%
BAE Systems PLC	4,147,100	27,478
BCA Marketplace PLC	7,762,300	17,126
BHP Billiton PLC	3,522,108	52,962
Booker Group PLC	14,197,800	31,176
British American Tobacco PLC:
(United Kingdom)	806,500	46,223
sponsored ADR	211,500	24,299
Bunzl PLC	1,968,600	52,986
Cineworld Group PLC	2,055,200	13,597
CMC Markets PLC	12,077,600	28,058
Compass Group PLC	1,948,200	35,251
Countryside Properties PLC (a)	3,312,793	9,448
Dialog Semiconductor PLC (a)	585,500	22,978
Diploma PLC	2,312,600	26,537
Domino's Pizza UK & IRL PLC	3,415,554	14,218
GlaxoSmithKline PLC	5,155,200	101,837
Howden Joinery Group PLC	7,187,900	32,984
Imperial Tobacco Group PLC	1,738,702	84,180
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(c)	2,466,200	25,351
London Stock Exchange Group PLC	1,649,436	56,731
Melrose Industries PLC	35,056,430	72,409
Micro Focus International PLC	3,845,400	100,772
Moneysupermarket.com Group PLC	5,210,600	16,703
NCC Group Ltd.	9,151,300	21,226
Reckitt Benckiser Group PLC	842,300	75,353
Rex Bionics PLC (a)(d)	1,297,286	357
Rio Tinto PLC	1,482,500	51,554
Softcat PLC	4,890,800	19,396
Spirax-Sarco Engineering PLC	522,100	28,195
St. James's Place Capital PLC	2,354,900	27,239
Standard Chartered PLC (United Kingdom)	9,910,550	86,357
Zoopla Property Group PLC	8,823,609	32,875

TOTAL UNITED KINGDOM		1,235,856

United States of America - 3.3%
Constellation Brands, Inc. Class A (sub. vtg.)	206,300	34,477
Coty, Inc. Class A	400,372	9,205
Global Payments, Inc.	571,800	41,467
Monsanto Co.	296,000	29,828
MSCI, Inc.	661,800	53,070
S&P Global, Inc.	515,600	62,826
Visa, Inc. Class A	942,300	77,749

TOTAL UNITED STATES OF AMERICA		308,622

TOTAL COMMON STOCKS
(Cost $7,971,348)		9,152,431

Convertible Preferred Stocks - 0.2%
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. Series A-11 (e)
(Cost $18,833)	5,958,244	23,003
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.27% to 0.33% 11/3/16 to 1/26/17(f)
(Cost $3,969)	$3,970	3,969
	Shares	Value (000s)

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.41% (g)	183,263,125	183,318
Fidelity Securities Lending Cash Central Fund 0.48% (g)(h)	341,525,876	341,594
TOTAL MONEY MARKET FUNDS
(Cost $524,884)		524,912
TOTAL INVESTMENT PORTFOLIO - 103.4%
(Cost $8,519,034)		9,704,315
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(322,767)
NET ASSETS - 100%		$9,381,548

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
671 TSE TOPIX Index Contracts (Japan)	Dec. 2016	89,258	$3,786

The face value of futures purchased as a percentage of Net Assets is 1.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,205,000 or 0.7% of net assets.

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,003,000 or 0.2% of net assets.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,969,000.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$18,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$978
Fidelity Securities Lending Cash Central Fund	3,986
Total	$4,964

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$11,465	$--	$--	$1,127	$12,739
Rex Bionics PLC	976	--	4	--	357
Total	$12,441	$--	$4	$1,127	$13,096

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,318,523	$1,064,985	$230,535	$23,003
Consumer Staples	1,192,465	1,070,889	121,576	--
Energy	444,613	109,410	335,203	--
Financials	1,971,291	1,458,024	513,267	--
Health Care	753,852	555,734	198,118	--
Industrials	1,359,313	1,048,987	310,326	--
Information Technology	1,107,250	908,099	199,151	--
Materials	494,175	259,181	234,994	--
Real Estate	172,087	172,087	--	--
Telecommunication Services	262,456	59,875	202,581	--
Utilities	99,409	99,409	--	--
Government Obligations	3,969	--	3,969	--
Money Market Funds	524,912	524,912	--	--
Total Investments in Securities:	$9,704,315	$7,331,592	$2,349,720	$23,003
Derivative Instruments:
Assets
Futures Contracts	$3,786	$3,786	$--	$--
Total Assets	$3,786	$3,786	$--	$--
Total Derivative Instruments:	$3,786	$3,786	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$299,696
Level 2 to Level 1	$1,813,808

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,786	$0
Total Equity Risk	3,786	0
Total Value of Derivatives	$3,786	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $320,240) — See accompanying schedule: Unaffiliated issuers (cost $7,975,670)	$9,166,307
Fidelity Central Funds (cost $524,884)	524,912
Other affiliated issuers (cost $18,480)	13,096
Total Investments (cost $8,519,034)		$9,704,315
Foreign currency held at value (cost $27,244)		27,247
Receivable for investments sold		26,345
Receivable for fund shares sold		3,500
Dividends receivable		24,713
Distributions receivable from Fidelity Central Funds		113
Receivable for daily variation margin for derivative instruments		160
Prepaid expenses		26
Other receivables		4,319
Total assets		9,790,738
Liabilities
Payable for investments purchased	$47,907
Payable for fund shares redeemed	11,655
Accrued management fee	5,770
Distribution and service plan fees payable	87
Other affiliated payables	1,406
Other payables and accrued expenses	774
Collateral on securities loaned, at value	341,591
Total liabilities		409,190
Net Assets		$9,381,548
Net Assets consist of:
Paid in capital		$8,680,192
Undistributed net investment income		142,052
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(627,108)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,186,412
Net Assets		$9,381,548
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($236,127 ÷ 6,280.6 shares)		$37.60
Maximum offering price per share (100/94.25 of $37.60)		$39.89
Class T:
Net Asset Value and redemption price per share ($34,959 ÷ 936.3 shares)		$37.34
Maximum offering price per share (100/96.50 of $37.34)		$38.69
Class C:
Net Asset Value and offering price per share ($26,091 ÷ 705.9 shares)(a)		$36.96
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,421,194 ÷ 169,373.8 shares)		$37.91
Class K:
Net Asset Value, offering price and redemption price per share ($1,879,921 ÷ 49,660.9 shares)		$37.86
Class I:
Net Asset Value, offering price and redemption price per share ($745,324 ÷ 19,707.5 shares)		$37.82
Class Z:
Net Asset Value, offering price and redemption price per share ($37,932 ÷ 1,002.5 shares)		$37.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends (including $1,127 earned from other affiliated issuers)		$238,573
Special dividends		37,704
Interest		46
Income from Fidelity Central Funds		4,964
Income before foreign taxes withheld		281,287
Less foreign taxes withheld		(21,356)
Total income		259,931
Expenses
Management fee
Basic fee	$67,411
Performance adjustment	10,738
Transfer agent fees	15,638
Distribution and service plan fees	1,148
Accounting and security lending fees	1,802
Custodian fees and expenses	1,336
Independent trustees' fees and expenses	44
Registration fees	201
Audit	124
Legal	33
Miscellaneous	85
Total expenses before reductions	98,560
Expense reductions	(875)	97,685
Net investment income (loss)		162,246
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(532,206)
Fidelity Central Funds	31
Other affiliated issuers	(19)
Foreign currency transactions	2,961
Futures contracts	(12,614)
Total net realized gain (loss)		(541,847)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,679)
Assets and liabilities in foreign currencies	(2,928)
Futures contracts	(5,417)
Total change in net unrealized appreciation (depreciation)		(131,024)
Net gain (loss)		(672,871)
Net increase (decrease) in net assets resulting from operations		$(510,625)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,246	$149,838
Net realized gain (loss)	(541,847)	245,770
Change in net unrealized appreciation (depreciation)	(131,024)	655
Net increase (decrease) in net assets resulting from operations	(510,625)	396,263
Distributions to shareholders from net investment income	(113,434)	(74,589)
Distributions to shareholders from net realized gain	(1,362)	–
Total distributions	(114,796)	(74,589)
Share transactions - net increase (decrease)	(960,274)	(353,147)
Redemption fees	70	95
Total increase (decrease) in net assets	(1,585,625)	(31,378)
Net Assets
Beginning of period	10,967,173	10,998,551
End of period	$9,381,548	$10,967,173
Other Information
Undistributed net investment income end of period	$142,052	$108,769

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.78	$38.70	$39.49	$31.66	$29.43
Income from Investment Operations
Net investment income (loss)A	.47B	.40C	.53D	.34	.41
Net realized and unrealized gain (loss)	(2.38)	.79	(.67)	7.97	2.11
Total from investment operations	(1.91)	1.19	(.14)	8.31	2.52
Distributions from net investment income	(.27)	(.11)	(.33)	(.45)	(.29)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.27)E	(.11)	(.65)F	(.48)	(.29)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$37.60	$39.78	$38.70	$39.49	$31.66
Total ReturnH,I	(4.83)%	3.09%	(.36)%	26.59%	8.70%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.35%	1.33%	1.28%	1.35%	1.34%
Expenses net of fee waivers, if any	1.35%	1.33%	1.28%	1.35%	1.34%
Expenses net of all reductions	1.34%	1.32%	1.28%	1.33%	1.31%
Net investment income (loss)	1.26%B	1.00%C	1.35%D	.97%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$236	$283	$297	$347	$299
Portfolio turnover rateL	50%M	60%M	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.51	$38.43	$39.23	$31.42	$29.18
Income from Investment Operations
Net investment income (loss)A	.38B	.30C	.44D	.26	.34
Net realized and unrealized gain (loss)	(2.37)	.80	(.68)	7.92	2.09
Total from investment operations	(1.99)	1.10	(.24)	8.18	2.43
Distributions from net investment income	(.17)	(.02)	(.25)	(.34)	(.19)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.18)	(.02)	(.56)	(.37)	(.19)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$37.34	$39.51	$38.43	$39.23	$31.42
Total ReturnF,G	(5.07)%	2.86%	(.60)%	26.31%	8.41%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.58%	1.57%	1.51%	1.59%	1.59%
Expenses net of fee waivers, if any	1.58%	1.57%	1.51%	1.59%	1.59%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.57%	1.56%
Net investment income (loss)	1.02%B	.76%C	1.11%D	.73%	1.16%
Supplemental Data
Net assets, end of period (in millions)	$35	$43	$49	$53	$46
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.14	$38.25	$39.07	$31.32	$29.08
Income from Investment Operations
Net investment income (loss)A	.19B	.10C	.23D	.08	.19
Net realized and unrealized gain (loss)	(2.37)	.79	(.66)	7.90	2.09
Total from investment operations	(2.18)	.89	(.43)	7.98	2.28
Distributions from net investment income	–	–	(.08)	(.20)	(.04)
Distributions from net realized gain	–	–	(.31)	(.03)	–
Total distributions	–	–	(.39)	(.23)	(.04)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$36.96	$39.14	$38.25	$39.07	$31.32
Total ReturnF,G	(5.57)%	2.33%	(1.10)%	25.65%	7.86%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.10%	2.09%	2.03%	2.10%	2.09%
Expenses net of fee waivers, if any	2.10%	2.09%	2.03%	2.09%	2.09%
Expenses net of all reductions	2.09%	2.08%	2.02%	2.07%	2.06%
Net investment income (loss)	.50%B	.24%C	.60%D	.23%	.66%
Supplemental Data
Net assets, end of period (in millions)	$26	$32	$35	$36	$30
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.12	$39.03	$39.82	$31.91	$29.69
Income from Investment Operations
Net investment income (loss)A	.61B	.54C	.67D	.47	.51
Net realized and unrealized gain (loss)	(2.41)	.81	(.68)	8.02	2.12
Total from investment operations	(1.80)	1.35	(.01)	8.49	2.63
Distributions from net investment income	(.41)	(.26)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.41)E	(.26)	(.78)	(.58)	(.41)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$37.91	$40.12	$39.03	$39.82	$31.91
Total ReturnG	(4.53)%	3.47%	(.01)%	27.03%	9.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	.99%	.93%	1.00%	1.01%
Expenses net of fee waivers, if any	1.00%	.99%	.93%	1.00%	1.01%
Expenses net of all reductions	.99%	.98%	.93%	.98%	.98%
Net investment income (loss)	1.61%B	1.34%C	1.69%D	1.32%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$6,421	$7,209	$7,464	$7,800	$5,965
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.06	$38.97	$39.76	$31.87	$29.66
Income from Investment Operations
Net investment income (loss)A	.66B	.59C	.72D	.52	.57
Net realized and unrealized gain (loss)	(2.39)	.81	(.67)	8.01	2.11
Total from investment operations	(1.73)	1.40	.05	8.53	2.68
Distributions from net investment income	(.46)	(.31)	(.53)	(.61)	(.47)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.47)	(.31)	(.84)	(.64)	(.47)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$37.86	$40.06	$38.97	$39.76	$31.87
Total ReturnF	(4.38)%	3.61%	.13%	27.23%	9.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	.86%	.86%	.80%	.85%	.83%
Expenses net of fee waivers, if any	.86%	.86%	.80%	.85%	.83%
Expenses net of all reductions	.85%	.85%	.79%	.83%	.80%
Net investment income (loss)	1.74%B	1.47%C	1.83%D	1.47%	1.91%
Supplemental Data
Net assets, end of period (in millions)	$1,880	$2,308	$2,464	$2,576	$1,776
Portfolio turnover rateI	50%J	60%J	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.03	$38.96	$39.76	$31.87	$29.65
Income from Investment Operations
Net investment income (loss)A	.61B	.53C	.67D	.47	.52
Net realized and unrealized gain (loss)	(2.40)	.80	(.68)	8.01	2.11
Total from investment operations	(1.79)	1.33	(.01)	8.48	2.63
Distributions from net investment income	(.42)	(.26)	(.48)	(.56)	(.41)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.42)E	(.26)	(.79)	(.59)	(.41)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$37.82	$40.03	$38.96	$39.76	$31.87
Total ReturnG	(4.52)%	3.44%	(.01)%	27.03%	9.07%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	1.00%	.93%	1.00%	1.00%
Expenses net of fee waivers, if any	1.00%	.99%	.93%	1.00%	1.00%
Expenses net of all reductions	.99%	.98%	.93%	.97%	.97%
Net investment income (loss)	1.60%B	1.33%C	1.69%D	1.33%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$745	$1,061	$650	$476	$294
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class Z

Years ended October 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$40.03	$38.96	$39.77	$37.22
Income from Investment Operations
Net investment income (loss)B	.66C	.59D	.72E	.07
Net realized and unrealized gain (loss)	(2.38)	.80	(.68)	2.48
Total from investment operations	(1.72)	1.39	.04	2.55
Distributions from net investment income	(.46)	(.32)	(.54)	–
Distributions from net realized gain	(.01)	–	(.31)	–
Total distributions	(.47)	(.32)	(.85)	–
Redemption fees added to paid in capitalB,F	–	–	–	–
Net asset value, end of period	$37.84	$40.03	$38.96	$39.77
Total ReturnG,H	(4.36)%	3.58%	.12%	6.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	.86%	.86%	.80%	.85%K
Expenses net of fee waivers, if any	.86%	.86%	.80%	.85%K
Expenses net of all reductions	.85%	.85%	.79%	.83%K
Net investment income (loss)	1.74%C	1.47%D	1.83%E	.76%K
Supplemental Data
Net assets, end of period (in millions)	$38	$30	$35	$–
Portfolio turnover rateL	50%M	60%M	57%	65%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,532,643
Gross unrealized depreciation	(373,203)
Net unrealized appreciation (depreciation) on securities	$1,159,440
Tax Cost	$8,544,875

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$153,843
Capital loss carryforward	$(612,706)
Net unrealized appreciation (depreciation) on securities and other investments	$1,160,571

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(49,104)
No expiration
Short-term	(473,137)
Long-term	(90,465)
Total no expiration	(563,602)
Total capital loss carryforward	$(612,706)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$114,796	$ 74,589

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(12,614) a change in net unrealized appreciation (depreciation) of $(5,417) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,860,976 and $5,449,080, respectively.

Redemptions In-Kind. During the period, 1,487 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $55,670. The net realized gain of $10,064 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for investments, including accrued interest, and cash with a value of $197,848. The Fund had a net gain of $41,387 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$642	$–
Class T	.25%	.25%	192	–
Class B	.75%	.25%	11	8
Class C	.75%	.25%	303	30
			$1,148	$38

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$51
Class T	4
Class B(a)	–(b)
Class C(a)	3
$58

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$719.28
Class T	103.27
Class B	3.28
Class C	86.28
International Discovery	12,160.18
Class K	981.05
Class I	1,571.19
Class Z	15.05
	$15,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,986, including $6 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $797 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $78.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$1,912	$864
Class T	184	23
International Discovery	73,519	49,040
Class K	26,239	19,835
Class I	11,205	4,544
Class Z	375	283
Total	$113,434	$74,589
From net realized gain
Class A	$36	$–
Class T	5	–
International Discovery	899	–
Class K	284	–
Class I	134	–
Class Z	4	–
Total	$1,362	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	885	1,331	$33,250	$53,289
Reinvestment of distributions	48	22	1,922	843
Shares redeemed	(1,758)	(1,915)	(66,337)	(76,178)
Net increase (decrease)	(825)	(562)	$(31,165)	$(22,046)
Class T
Shares sold	126	178	$4,736	$7,105
Reinvestment of distributions	5	1	183	23
Shares redeemed	(282)	(355)	(10,546)	(13,954)
Net increase (decrease)	(151)	(176)	$(5,627)	$(6,826)
Class B
Shares sold	1	1	$16	$53
Shares redeemed	(58)	(64)	(2,118)	(2,536)
Net increase (decrease)	(57)	(63)	$(2,102)	$(2,483)
Class C
Shares sold	193	201	$7,216	$7,918
Shares redeemed	(298)	(314)	(11,125)	(12,486)
Net increase (decrease)	(105)	(113)	$(3,909)	$(4,568)
International Discovery
Shares sold	18,319	20,827	$696,598	$832,233
Reinvestment of distributions	1,781	1,199	70,961	46,913
Shares redeemed	(30,424)	(33,573)	(1,154,409)	(1,345,593)
Net increase (decrease)	(10,324)	(11,547)	$(386,850)	$(466,447)
Class K
Shares sold	12,391	15,372	$466,861	$613,737
Reinvestment of distributions	667	508	26,523	19,835
Shares redeemed	(21,012)(a)	(21,494)(b)	(800,081)(a)	(860,632)(b)
Net increase (decrease)	(7,954)	(5,614)	$(306,697)	$(227,060)
Class I
Shares sold	8,874	15,392	$334,588	$602,134
Reinvestment of distributions	52	33	2,069	1,286
Shares redeemed	(15,719)	(5,606)	(569,974)	(221,504)
Net increase (decrease)	(6,793)	9,819	$(233,317)	$381,916
Class Z
Shares sold	497	402	$18,760	$16,312
Reinvestment of distributions	10	7	379	283
Shares redeemed	(256)	(559)	(9,746)	(22,228)
Net increase (decrease)	251	(150)	$9,393	$(5,633)

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Prior Fiscal Year Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.32%
Actual		$1,000.00	$996.30	$6.62
Hypothetical-C		$1,000.00	$1,018.50	$6.70
Class T	1.55%
Actual		$1,000.00	$994.90	$7.77
Hypothetical-C		$1,000.00	$1,017.34	$7.86
Class C	2.07%
Actual		$1,000.00	$992.20	$10.37
Hypothetical-C		$1,000.00	$1,014.73	$10.48
International Discovery	.97%
Actual		$1,000.00	$997.90	$4.87
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class K	.83%
Actual		$1,000.00	$998.70	$4.17
Hypothetical-C		$1,000.00	$1,020.96	$4.22
Class I	.97%
Actual		$1,000.00	$997.90	$4.87
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class Z	.84%
Actual		$1,000.00	$998.70	$4.22
Hypothetical-C		$1,000.00	$1,020.91	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/12/2016	12/09/2016	$0.470	$0.049
Class T	12/12/2016	12/09/2016	$0.369	$0.049
Class C	12/12/2016	12/09/2016	$0.134	$0.049
International Discovery	12/12/2016	12/09/2016	$0.612	$0.049
Class K	12/12/2016	12/09/2016	$0.664	$0.049
Class I	12/12/2016	12/09/2016	$0.606	$0.049
Class Z	12/12/2016	12/09/2016	$0.668	$0.049

Class A designates 6%; Class T designates 8%; Class C designates 0%; International Discovery designates 4%; Class K designates 3%; Class I designates 4% and Class Z designates 3% of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class C designates 0%; International Discovery designates 100%; Class K designates 100%; Class I designates 100%; and Class Z designates 100%; of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/07/2015	$0.3233	$0.0493
Class T	12/07/2015	$0.2243	$0.0493
Class C	12/07/2015	$0.0000	$0.0000
International Discovery	12/07/2015	$0.4633	$0.0493
Class K	12/07/2015	$0.5163	$0.0493
Class I	12/07/2015	$0.4723	$0.0493
Class Z	12/07/2015	$0.5153	$0.0493

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, the retail class, and Class K ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AID-ANN-1216
1.806659.111

Fidelity® International Discovery Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Discovery Fund	(4.53)%	6.47%	2.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,620	Fidelity® International Discovery Fund
$11,465	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes trailed the MSCI EAFE Index. Not being well-positioned for the U.K.’s vote to exit the European Union and underexposure to some of the index's top-performing materials stocks cost the fund the most ground versus the benchmark. Individual detractors included a small out-of-benchmark position in U.K. bank Shawbrook Group, which sank due to uncertainty around Brexit. An investment in U.K. retailer Next hurt, as competitors caught up to the company’s lead in online retail. We eliminated Next and Shawbrook from the portfolio before period end. Shares of CMC Markets, a U.K. online trading company, fell as muted market volatility post-Brexit dampened trading activity. By contrast, security selection in consumer staples and an overweighting in information technology's software & services group aided relative performance, as did non-benchmark exposure to both emerging markets and the U.S. and stock picks in Japan. Top contributors included Japanese drug store chain Tsuruha Holdings, which benefited from expanding its offerings and making some strategic acquisitions. Elsewhere, shares of Switzerland-based Partners Group Holding, a private-markets investment management company, rose as its breadth of investment alternatives helped attract new assets in a low and negative interest rate environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	18.7%
United Kingdom	13.2%
France	9.3%
Germany	8.2%
Netherlands	4.8%
United States of America*	4.5%
Switzerland	4.2%
Hong Kong	3.6%
Sweden	3.5%
Other	30.0%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	17.3%
United Kingdom	14.5%
France	9.6%
Germany	8.0%
United States of America*	5.8%
Switzerland	4.3%
Sweden	4.1%
Hong Kong	3.3%
Netherlands	3.3%
Other	29.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.8	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.2	0.9

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.1	2.2
SAP AG (Germany, Software)	1.7	1.1
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.6	1.5
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.5	1.4
Statoil ASA (Norway, Oil, Gas & Consumable Fuels)	1.5	1.6
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.4	1.4
VINCI SA (France, Construction & Engineering)	1.4	1.4
Partners Group Holding AG (Switzerland, Capital Markets)	1.3	1.0
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.4
	15.4

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	21.6
Industrials	14.6	10.7
Consumer Discretionary	13.8	15.3
Consumer Staples	12.9	13.2
Information Technology	11.7	10.0
Health Care	8.2	12.5
Materials	5.4	3.6
Energy	4.7	5.0
Telecommunication Services	2.7	4.8
Real Estate	1.9	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
Australia - 2.4%
Altium Ltd.	1,569,213	$9,359
Australia & New Zealand Banking Group Ltd.	2,793,681	59,186
Bapcor Ltd.	7,641,696	29,821
Magellan Financial Group Ltd.	1,204,177	19,502
Ramsay Health Care Ltd.	1,104,392	61,631
Spark Infrastructure Group unit	27,415,377	46,298

TOTAL AUSTRALIA		225,797

Austria - 0.8%
Erste Group Bank AG	1,309,400	41,124
Wienerberger AG	2,154,500	34,448

TOTAL AUSTRIA		75,572

Bailiwick of Jersey - 1.6%
Glencore Xstrata PLC (a)	8,788,486	26,893
Integrated Diagnostics Holdings PLC	2,252,058	6,193
Randgold Resources Ltd. sponsored ADR (b)	189,614	16,824
Regus PLC	9,503,288	28,952
Shire PLC	747,500	42,206
Wolseley PLC	514,260	26,758

TOTAL BAILIWICK OF JERSEY		147,826

Belgium - 1.9%
Anheuser-Busch InBev SA NV	815,927	93,644
KBC Groep NV	1,421,570	86,625

TOTAL BELGIUM		180,269

Canada - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	746,800	37,515
Cenovus Energy, Inc.	2,715,700	39,178
Constellation Software, Inc.	104,300	48,861
Franco-Nevada Corp.	227,700	14,905
PrairieSky Royalty Ltd. (b)	1,710,573	37,201
Suncor Energy, Inc.	676,200	20,292

TOTAL CANADA		197,952

Cayman Islands - 1.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	439,100	44,652
Ctrip.com International Ltd. ADR (a)	720,000	31,788
New Oriental Education & Technology Group, Inc. sponsored ADR	1,371,700	68,763

TOTAL CAYMAN ISLANDS		145,203

China - 0.3%
Kweichow Moutai Co. Ltd. (A Shares)	642,182	30,134
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	517,230	101
Denmark - 1.2%
DONG Energy A/S	750,800	29,774
Nets A/S (c)	1,621,800	30,972
Novo Nordisk A/S Series B	1,467,745	52,289

TOTAL DENMARK		113,035

Finland - 0.5%
Sampo Oyj (A Shares)	1,003,900	45,993
France - 9.3%
ALTEN	608,659	43,504
Altran Technologies SA	2,307,200	32,925
Amundi SA	516,400	25,308
Atos Origin SA	257,190	26,714
AXA SA	3,036,800	68,517
BNP Paribas SA	525,700	30,493
Capgemini SA	653,100	54,115
Cegedim SA (a)	536,390	13,661
Dassault Aviation SA	18,200	19,839
Havas SA	4,753,681	38,673
Maisons du Monde SA	1,122,200	31,660
Rubis	255,890	23,337
Societe Generale Series A	1,426,900	55,660
Sodexo SA	409,000	47,502
SR Teleperformance SA	280,800	29,675
Total SA	4,115,171	197,131
VINCI SA (b)	1,778,000	128,780

TOTAL FRANCE		867,494

Germany - 8.2%
adidas AG	260,500	42,799
Axel Springer Verlag AG	604,902	30,290
Beiersdorf AG	242,900	21,385
Deutsche Borse AG (a)	164,581	12,806
Deutsche Post AG	1,627,604	50,439
Deutsche Telekom AG	1,900,600	31,009
Fresenius SE & Co. KGaA	453,600	33,481
GEA Group AG	850,634	32,893
Henkel AG & Co. KGaA	352,900	38,856
KION Group AG	838,449	50,641
LEG Immobilien AG	204,103	17,216
Nexus AG	614,500	12,635
ProSiebenSat.1 Media AG	1,109,900	47,835
Rational AG	99,005	51,353
SAP AG	1,810,424	159,497
Scout24 Holding GmbH (a)	558,300	19,250
Siemens AG	641,017	72,831
Symrise AG	617,200	42,352

TOTAL GERMANY		767,568

Hong Kong - 3.6%
AIA Group Ltd.	22,819,000	144,025
China Resources Beer Holdings Co. Ltd.	21,864,000	46,516
Techtronic Industries Co. Ltd.	37,681,500	141,873

TOTAL HONG KONG		332,414

India - 3.0%
Bharti Infratel Ltd.	11,555,099	59,875
Dr Lal Pathlabs Ltd.	798,016	14,093
HDFC Bank Ltd.	1,034,409	23,115
HDFC Bank Ltd. sponsored ADR	1,074,384	76,045
Housing Development Finance Corp. Ltd.	5,219,689	108,900

TOTAL INDIA		282,028

Indonesia - 0.5%
PT Bank Central Asia Tbk	16,688,600	19,857
PT Bank Rakyat Indonesia Tbk	32,624,300	30,504

TOTAL INDONESIA		50,361

Ireland - 2.6%
Cairn Homes PLC (a)	17,549,270	22,684
CRH PLC	2,385,400	77,440
Dalata Hotel Group PLC (a)	5,126,600	22,961
Green REIT PLC	9,492,200	14,171
James Hardie Industries PLC CDI	1,790,532	26,737
Kerry Group PLC Class A	856,800	62,208
Ryanair Holdings PLC sponsored ADR	260,966	19,596

TOTAL IRELAND		245,797

Isle of Man - 0.7%
Paysafe Group PLC (a)	11,752,725	62,289
Israel - 1.0%
Frutarom Industries Ltd.	978,900	51,799
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,011,100	43,214

TOTAL ISRAEL		95,013

Italy - 0.6%
De Longhi SpA	1,469,700	34,397
Intesa Sanpaolo SpA	5,941,000	13,775
Mediaset SpA	3,440,200	9,834

TOTAL ITALY		58,006

Japan - 17.7%
ACOM Co. Ltd. (a)	3,246,300	14,982
Aozora Bank Ltd.	9,159,000	30,306
Casio Computer Co. Ltd. (b)	2,015,200	28,171
Daito Trust Construction Co. Ltd.	453,300	75,968
Dentsu, Inc.	1,208,800	60,400
Don Quijote Holdings Co. Ltd.	1,026,000	39,085
Hoya Corp.	1,109,300	46,384
Japan Tobacco, Inc.	2,141,700	81,567
KDDI Corp.	4,368,100	132,760
Keyence Corp.	90,460	66,471
LINE Corp. ADR (b)	47,048	1,904
Misumi Group, Inc.	3,017,800	55,165
Mitsubishi UFJ Financial Group, Inc.	14,897,300	76,867
Monex Group, Inc.	12,156,649	27,937
Morinaga & Co. Ltd.	344,000	16,024
Nidec Corp.	324,300	31,450
Nintendo Co. Ltd.	164,500	39,654
Nippon Telegraph & Telephone Corp.	875,400	38,812
Nitori Holdings Co. Ltd.	226,100	27,101
Olympus Corp.	2,319,700	82,949
ORIX Corp.	7,795,700	123,808
Rakuten, Inc.	2,206,000	25,506
Recruit Holdings Co. Ltd.	1,200,100	48,292
Relo Holdings Corp.	178,400	29,515
Seven & i Holdings Co. Ltd.	1,001,400	41,853
Shionogi & Co. Ltd.	828,600	40,912
SMS Co., Ltd.	786,600	20,559
Sony Corp.	3,320,300	104,650
Start Today Co. Ltd.	2,130,000	37,453
Sundrug Co. Ltd.	590,500	46,567
Tsuruha Holdings, Inc.	611,100	70,626
VT Holdings Co. Ltd.	3,872,500	20,864
Welcia Holdings Co. Ltd.	1,076,200	73,580

TOTAL JAPAN		1,658,142

Korea (South) - 0.0%
Samsung Biologics Co. Ltd. (a)	15,017	1,786
Luxembourg - 1.1%
Eurofins Scientific SA	184,739	83,938
Grand City Properties SA	1,000,215	17,573

TOTAL LUXEMBOURG		101,511

Malta - 0.0%
Unibet Group PLC unit	408,700	3,606
Marshall Islands - 0.1%
Hoegh LNG Partners LP (d)	715,655	12,739
Netherlands - 4.8%
Basic-Fit NV	579,100	10,518
IMCD Group BV	1,603,400	69,358
ING Groep NV (Certificaten Van Aandelen)	5,644,700	74,098
Intertrust NV	1,544,800	32,593
Koninklijke Philips Electronics NV	1,770,000	53,334
RELX NV	2,771,838	46,740
Takeaway.com Holding BV (c)	505,200	11,882
Unilever NV (Certificaten Van Aandelen) (Bearer) (b)	3,523,200	147,665
Van Lanschot NV unit	223,700	4,590

TOTAL NETHERLANDS		450,778

New Zealand - 0.9%
EBOS Group Ltd.	3,154,998	38,467
Ryman Healthcare Group Ltd.	6,907,568	43,864

TOTAL NEW ZEALAND		82,331

Norway - 1.5%
Statoil ASA (b)	8,457,200	138,072
Philippines - 0.3%
SM Investments Corp.	2,042,375	28,340
Romania - 0.2%
Banca Transilvania SA	37,524,532	21,164
South Africa - 1.7%
Aspen Pharmacare Holdings Ltd.	656,700	14,306
EOH Holdings Ltd.	2,763,167	32,768
Naspers Ltd. Class N	665,600	111,556

TOTAL SOUTH AFRICA		158,630

Spain - 3.2%
Amadeus IT Holding SA Class A	1,707,300	80,590
Atresmedia Corporacion de Medios de Comunicacion SA	1,719,200	17,702
CaixaBank SA	19,118,400	57,688
Grifols SA ADR	1,152,800	16,474
Hispania Activos Inmobiliarios SA	1,424,325	17,543
Inditex SA	2,140,353	74,822
Mediaset Espana Comunicacion SA	2,836,600	31,684

TOTAL SPAIN		296,503

Sweden - 3.5%
ASSA ABLOY AB (B Shares)	3,443,800	62,586
HEXPOL AB (B Shares)	1,872,700	15,395
Indutrade AB	1,116,300	20,751
Nordea Bank AB	5,635,200	59,240
Saab AB (B Shares)	948,600	33,608
Sandvik AB	2,242,600	25,499
Svenska Cellulosa AB (SCA) (B Shares)	2,802,900	79,412
Svenska Handelsbanken AB (A Shares)	2,567,100	34,998

TOTAL SWEDEN		331,489

Switzerland - 4.2%
ABB Ltd. (Reg.)	2,295,470	47,357
Julius Baer Group Ltd.	919,060	37,205
Kaba Holding AG (B Shares) (Reg.)	41,400	28,763
Panalpina Welttransport Holding AG	178,050	23,121
Partners Group Holding AG	247,326	125,219
Schindler Holding AG (participation certificate)	175,435	32,603
Syngenta AG (Switzerland)	132,540	53,038
UBS Group AG	3,500,790	49,529

TOTAL SWITZERLAND		396,835

Taiwan - 0.0%
JHL Biotech, Inc. (a)	1,466,494	3,175
United Kingdom - 13.2%
BAE Systems PLC	4,147,100	27,478
BCA Marketplace PLC	7,762,300	17,126
BHP Billiton PLC	3,522,108	52,962
Booker Group PLC	14,197,800	31,176
British American Tobacco PLC:
(United Kingdom)	806,500	46,223
sponsored ADR	211,500	24,299
Bunzl PLC	1,968,600	52,986
Cineworld Group PLC	2,055,200	13,597
CMC Markets PLC	12,077,600	28,058
Compass Group PLC	1,948,200	35,251
Countryside Properties PLC (a)	3,312,793	9,448
Dialog Semiconductor PLC (a)	585,500	22,978
Diploma PLC	2,312,600	26,537
Domino's Pizza UK & IRL PLC	3,415,554	14,218
GlaxoSmithKline PLC	5,155,200	101,837
Howden Joinery Group PLC	7,187,900	32,984
Imperial Tobacco Group PLC	1,738,702	84,180
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(c)	2,466,200	25,351
London Stock Exchange Group PLC	1,649,436	56,731
Melrose Industries PLC	35,056,430	72,409
Micro Focus International PLC	3,845,400	100,772
Moneysupermarket.com Group PLC	5,210,600	16,703
NCC Group Ltd.	9,151,300	21,226
Reckitt Benckiser Group PLC	842,300	75,353
Rex Bionics PLC (a)(d)	1,297,286	357
Rio Tinto PLC	1,482,500	51,554
Softcat PLC	4,890,800	19,396
Spirax-Sarco Engineering PLC	522,100	28,195
St. James's Place Capital PLC	2,354,900	27,239
Standard Chartered PLC (United Kingdom)	9,910,550	86,357
Zoopla Property Group PLC	8,823,609	32,875

TOTAL UNITED KINGDOM		1,235,856

United States of America - 3.3%
Constellation Brands, Inc. Class A (sub. vtg.)	206,300	34,477
Coty, Inc. Class A	400,372	9,205
Global Payments, Inc.	571,800	41,467
Monsanto Co.	296,000	29,828
MSCI, Inc.	661,800	53,070
S&P Global, Inc.	515,600	62,826
Visa, Inc. Class A	942,300	77,749

TOTAL UNITED STATES OF AMERICA		308,622

TOTAL COMMON STOCKS
(Cost $7,971,348)		9,152,431

Convertible Preferred Stocks - 0.2%
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. Series A-11 (e)
(Cost $18,833)	5,958,244	23,003
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.27% to 0.33% 11/3/16 to 1/26/17(f)
(Cost $3,969)	$3,970	3,969
	Shares	Value (000s)

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.41% (g)	183,263,125	183,318
Fidelity Securities Lending Cash Central Fund 0.48% (g)(h)	341,525,876	341,594
TOTAL MONEY MARKET FUNDS
(Cost $524,884)		524,912
TOTAL INVESTMENT PORTFOLIO - 103.4%
(Cost $8,519,034)		9,704,315
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(322,767)
NET ASSETS - 100%		$9,381,548

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
671 TSE TOPIX Index Contracts (Japan)	Dec. 2016	89,258	$3,786

The face value of futures purchased as a percentage of Net Assets is 1.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,205,000 or 0.7% of net assets.

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,003,000 or 0.2% of net assets.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,969,000.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$18,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$978
Fidelity Securities Lending Cash Central Fund	3,986
Total	$4,964

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$11,465	$--	$--	$1,127	$12,739
Rex Bionics PLC	976	--	4	--	357
Total	$12,441	$--	$4	$1,127	$13,096

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,318,523	$1,064,985	$230,535	$23,003
Consumer Staples	1,192,465	1,070,889	121,576	--
Energy	444,613	109,410	335,203	--
Financials	1,971,291	1,458,024	513,267	--
Health Care	753,852	555,734	198,118	--
Industrials	1,359,313	1,048,987	310,326	--
Information Technology	1,107,250	908,099	199,151	--
Materials	494,175	259,181	234,994	--
Real Estate	172,087	172,087	--	--
Telecommunication Services	262,456	59,875	202,581	--
Utilities	99,409	99,409	--	--
Government Obligations	3,969	--	3,969	--
Money Market Funds	524,912	524,912	--	--
Total Investments in Securities:	$9,704,315	$7,331,592	$2,349,720	$23,003
Derivative Instruments:
Assets
Futures Contracts	$3,786	$3,786	$--	$--
Total Assets	$3,786	$3,786	$--	$--
Total Derivative Instruments:	$3,786	$3,786	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$299,696
Level 2 to Level 1	$1,813,808

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,786	$0
Total Equity Risk	3,786	0
Total Value of Derivatives	$3,786	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $320,240) — See accompanying schedule: Unaffiliated issuers (cost $7,975,670)	$9,166,307
Fidelity Central Funds (cost $524,884)	524,912
Other affiliated issuers (cost $18,480)	13,096
Total Investments (cost $8,519,034)		$9,704,315
Foreign currency held at value (cost $27,244)		27,247
Receivable for investments sold		26,345
Receivable for fund shares sold		3,500
Dividends receivable		24,713
Distributions receivable from Fidelity Central Funds		113
Receivable for daily variation margin for derivative instruments		160
Prepaid expenses		26
Other receivables		4,319
Total assets		9,790,738
Liabilities
Payable for investments purchased	$47,907
Payable for fund shares redeemed	11,655
Accrued management fee	5,770
Distribution and service plan fees payable	87
Other affiliated payables	1,406
Other payables and accrued expenses	774
Collateral on securities loaned, at value	341,591
Total liabilities		409,190
Net Assets		$9,381,548
Net Assets consist of:
Paid in capital		$8,680,192
Undistributed net investment income		142,052
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(627,108)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,186,412
Net Assets		$9,381,548
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($236,127 ÷ 6,280.6 shares)		$37.60
Maximum offering price per share (100/94.25 of $37.60)		$39.89
Class T:
Net Asset Value and redemption price per share ($34,959 ÷ 936.3 shares)		$37.34
Maximum offering price per share (100/96.50 of $37.34)		$38.69
Class C:
Net Asset Value and offering price per share ($26,091 ÷ 705.9 shares)(a)		$36.96
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,421,194 ÷ 169,373.8 shares)		$37.91
Class K:
Net Asset Value, offering price and redemption price per share ($1,879,921 ÷ 49,660.9 shares)		$37.86
Class I:
Net Asset Value, offering price and redemption price per share ($745,324 ÷ 19,707.5 shares)		$37.82
Class Z:
Net Asset Value, offering price and redemption price per share ($37,932 ÷ 1,002.5 shares)		$37.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends (including $1,127 earned from other affiliated issuers)		$238,573
Special dividends		37,704
Interest		46
Income from Fidelity Central Funds		4,964
Income before foreign taxes withheld		281,287
Less foreign taxes withheld		(21,356)
Total income		259,931
Expenses
Management fee
Basic fee	$67,411
Performance adjustment	10,738
Transfer agent fees	15,638
Distribution and service plan fees	1,148
Accounting and security lending fees	1,802
Custodian fees and expenses	1,336
Independent trustees' fees and expenses	44
Registration fees	201
Audit	124
Legal	33
Miscellaneous	85
Total expenses before reductions	98,560
Expense reductions	(875)	97,685
Net investment income (loss)		162,246
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(532,206)
Fidelity Central Funds	31
Other affiliated issuers	(19)
Foreign currency transactions	2,961
Futures contracts	(12,614)
Total net realized gain (loss)		(541,847)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,679)
Assets and liabilities in foreign currencies	(2,928)
Futures contracts	(5,417)
Total change in net unrealized appreciation (depreciation)		(131,024)
Net gain (loss)		(672,871)
Net increase (decrease) in net assets resulting from operations		$(510,625)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,246	$149,838
Net realized gain (loss)	(541,847)	245,770
Change in net unrealized appreciation (depreciation)	(131,024)	655
Net increase (decrease) in net assets resulting from operations	(510,625)	396,263
Distributions to shareholders from net investment income	(113,434)	(74,589)
Distributions to shareholders from net realized gain	(1,362)	–
Total distributions	(114,796)	(74,589)
Share transactions - net increase (decrease)	(960,274)	(353,147)
Redemption fees	70	95
Total increase (decrease) in net assets	(1,585,625)	(31,378)
Net Assets
Beginning of period	10,967,173	10,998,551
End of period	$9,381,548	$10,967,173
Other Information
Undistributed net investment income end of period	$142,052	$108,769

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.78	$38.70	$39.49	$31.66	$29.43
Income from Investment Operations
Net investment income (loss)A	.47B	.40C	.53D	.34	.41
Net realized and unrealized gain (loss)	(2.38)	.79	(.67)	7.97	2.11
Total from investment operations	(1.91)	1.19	(.14)	8.31	2.52
Distributions from net investment income	(.27)	(.11)	(.33)	(.45)	(.29)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.27)E	(.11)	(.65)F	(.48)	(.29)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$37.60	$39.78	$38.70	$39.49	$31.66
Total ReturnH,I	(4.83)%	3.09%	(.36)%	26.59%	8.70%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.35%	1.33%	1.28%	1.35%	1.34%
Expenses net of fee waivers, if any	1.35%	1.33%	1.28%	1.35%	1.34%
Expenses net of all reductions	1.34%	1.32%	1.28%	1.33%	1.31%
Net investment income (loss)	1.26%B	1.00%C	1.35%D	.97%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$236	$283	$297	$347	$299
Portfolio turnover rateL	50%M	60%M	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.51	$38.43	$39.23	$31.42	$29.18
Income from Investment Operations
Net investment income (loss)A	.38B	.30C	.44D	.26	.34
Net realized and unrealized gain (loss)	(2.37)	.80	(.68)	7.92	2.09
Total from investment operations	(1.99)	1.10	(.24)	8.18	2.43
Distributions from net investment income	(.17)	(.02)	(.25)	(.34)	(.19)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.18)	(.02)	(.56)	(.37)	(.19)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$37.34	$39.51	$38.43	$39.23	$31.42
Total ReturnF,G	(5.07)%	2.86%	(.60)%	26.31%	8.41%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.58%	1.57%	1.51%	1.59%	1.59%
Expenses net of fee waivers, if any	1.58%	1.57%	1.51%	1.59%	1.59%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.57%	1.56%
Net investment income (loss)	1.02%B	.76%C	1.11%D	.73%	1.16%
Supplemental Data
Net assets, end of period (in millions)	$35	$43	$49	$53	$46
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.14	$38.25	$39.07	$31.32	$29.08
Income from Investment Operations
Net investment income (loss)A	.19B	.10C	.23D	.08	.19
Net realized and unrealized gain (loss)	(2.37)	.79	(.66)	7.90	2.09
Total from investment operations	(2.18)	.89	(.43)	7.98	2.28
Distributions from net investment income	–	–	(.08)	(.20)	(.04)
Distributions from net realized gain	–	–	(.31)	(.03)	–
Total distributions	–	–	(.39)	(.23)	(.04)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$36.96	$39.14	$38.25	$39.07	$31.32
Total ReturnF,G	(5.57)%	2.33%	(1.10)%	25.65%	7.86%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.10%	2.09%	2.03%	2.10%	2.09%
Expenses net of fee waivers, if any	2.10%	2.09%	2.03%	2.09%	2.09%
Expenses net of all reductions	2.09%	2.08%	2.02%	2.07%	2.06%
Net investment income (loss)	.50%B	.24%C	.60%D	.23%	.66%
Supplemental Data
Net assets, end of period (in millions)	$26	$32	$35	$36	$30
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.12	$39.03	$39.82	$31.91	$29.69
Income from Investment Operations
Net investment income (loss)A	.61B	.54C	.67D	.47	.51
Net realized and unrealized gain (loss)	(2.41)	.81	(.68)	8.02	2.12
Total from investment operations	(1.80)	1.35	(.01)	8.49	2.63
Distributions from net investment income	(.41)	(.26)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.41)E	(.26)	(.78)	(.58)	(.41)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$37.91	$40.12	$39.03	$39.82	$31.91
Total ReturnG	(4.53)%	3.47%	(.01)%	27.03%	9.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	.99%	.93%	1.00%	1.01%
Expenses net of fee waivers, if any	1.00%	.99%	.93%	1.00%	1.01%
Expenses net of all reductions	.99%	.98%	.93%	.98%	.98%
Net investment income (loss)	1.61%B	1.34%C	1.69%D	1.32%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$6,421	$7,209	$7,464	$7,800	$5,965
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.06	$38.97	$39.76	$31.87	$29.66
Income from Investment Operations
Net investment income (loss)A	.66B	.59C	.72D	.52	.57
Net realized and unrealized gain (loss)	(2.39)	.81	(.67)	8.01	2.11
Total from investment operations	(1.73)	1.40	.05	8.53	2.68
Distributions from net investment income	(.46)	(.31)	(.53)	(.61)	(.47)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.47)	(.31)	(.84)	(.64)	(.47)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$37.86	$40.06	$38.97	$39.76	$31.87
Total ReturnF	(4.38)%	3.61%	.13%	27.23%	9.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	.86%	.86%	.80%	.85%	.83%
Expenses net of fee waivers, if any	.86%	.86%	.80%	.85%	.83%
Expenses net of all reductions	.85%	.85%	.79%	.83%	.80%
Net investment income (loss)	1.74%B	1.47%C	1.83%D	1.47%	1.91%
Supplemental Data
Net assets, end of period (in millions)	$1,880	$2,308	$2,464	$2,576	$1,776
Portfolio turnover rateI	50%J	60%J	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.03	$38.96	$39.76	$31.87	$29.65
Income from Investment Operations
Net investment income (loss)A	.61B	.53C	.67D	.47	.52
Net realized and unrealized gain (loss)	(2.40)	.80	(.68)	8.01	2.11
Total from investment operations	(1.79)	1.33	(.01)	8.48	2.63
Distributions from net investment income	(.42)	(.26)	(.48)	(.56)	(.41)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.42)E	(.26)	(.79)	(.59)	(.41)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$37.82	$40.03	$38.96	$39.76	$31.87
Total ReturnG	(4.52)%	3.44%	(.01)%	27.03%	9.07%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	1.00%	.93%	1.00%	1.00%
Expenses net of fee waivers, if any	1.00%	.99%	.93%	1.00%	1.00%
Expenses net of all reductions	.99%	.98%	.93%	.97%	.97%
Net investment income (loss)	1.60%B	1.33%C	1.69%D	1.33%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$745	$1,061	$650	$476	$294
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class Z

Years ended October 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$40.03	$38.96	$39.77	$37.22
Income from Investment Operations
Net investment income (loss)B	.66C	.59D	.72E	.07
Net realized and unrealized gain (loss)	(2.38)	.80	(.68)	2.48
Total from investment operations	(1.72)	1.39	.04	2.55
Distributions from net investment income	(.46)	(.32)	(.54)	–
Distributions from net realized gain	(.01)	–	(.31)	–
Total distributions	(.47)	(.32)	(.85)	–
Redemption fees added to paid in capitalB,F	–	–	–	–
Net asset value, end of period	$37.84	$40.03	$38.96	$39.77
Total ReturnG,H	(4.36)%	3.58%	.12%	6.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	.86%	.86%	.80%	.85%K
Expenses net of fee waivers, if any	.86%	.86%	.80%	.85%K
Expenses net of all reductions	.85%	.85%	.79%	.83%K
Net investment income (loss)	1.74%C	1.47%D	1.83%E	.76%K
Supplemental Data
Net assets, end of period (in millions)	$38	$30	$35	$–
Portfolio turnover rateL	50%M	60%M	57%	65%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,532,643
Gross unrealized depreciation	(373,203)
Net unrealized appreciation (depreciation) on securities	$1,159,440
Tax Cost	$8,544,875

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$153,843
Capital loss carryforward	$(612,706)
Net unrealized appreciation (depreciation) on securities and other investments	$1,160,571

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(49,104)
No expiration
Short-term	(473,137)
Long-term	(90,465)
Total no expiration	(563,602)
Total capital loss carryforward	$(612,706)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$114,796	$ 74,589

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(12,614) a change in net unrealized appreciation (depreciation) of $(5,417) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,860,976 and $5,449,080, respectively.

Redemptions In-Kind. During the period, 1,487 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $55,670. The net realized gain of $10,064 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for investments, including accrued interest, and cash with a value of $197,848. The Fund had a net gain of $41,387 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$642	$–
Class T	.25%	.25%	192	–
Class B	.75%	.25%	11	8
Class C	.75%	.25%	303	30
			$1,148	$38

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$51
Class T	4
Class B(a)	–(b)
Class C(a)	3
$58

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$719.28
Class T	103.27
Class B	3.28
Class C	86.28
International Discovery	12,160.18
Class K	981.05
Class I	1,571.19
Class Z	15.05
	$15,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,986, including $6 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $797 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $78.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$1,912	$864
Class T	184	23
International Discovery	73,519	49,040
Class K	26,239	19,835
Class I	11,205	4,544
Class Z	375	283
Total	$113,434	$74,589
From net realized gain
Class A	$36	$–
Class T	5	–
International Discovery	899	–
Class K	284	–
Class I	134	–
Class Z	4	–
Total	$1,362	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	885	1,331	$33,250	$53,289
Reinvestment of distributions	48	22	1,922	843
Shares redeemed	(1,758)	(1,915)	(66,337)	(76,178)
Net increase (decrease)	(825)	(562)	$(31,165)	$(22,046)
Class T
Shares sold	126	178	$4,736	$7,105
Reinvestment of distributions	5	1	183	23
Shares redeemed	(282)	(355)	(10,546)	(13,954)
Net increase (decrease)	(151)	(176)	$(5,627)	$(6,826)
Class B
Shares sold	1	1	$16	$53
Shares redeemed	(58)	(64)	(2,118)	(2,536)
Net increase (decrease)	(57)	(63)	$(2,102)	$(2,483)
Class C
Shares sold	193	201	$7,216	$7,918
Shares redeemed	(298)	(314)	(11,125)	(12,486)
Net increase (decrease)	(105)	(113)	$(3,909)	$(4,568)
International Discovery
Shares sold	18,319	20,827	$696,598	$832,233
Reinvestment of distributions	1,781	1,199	70,961	46,913
Shares redeemed	(30,424)	(33,573)	(1,154,409)	(1,345,593)
Net increase (decrease)	(10,324)	(11,547)	$(386,850)	$(466,447)
Class K
Shares sold	12,391	15,372	$466,861	$613,737
Reinvestment of distributions	667	508	26,523	19,835
Shares redeemed	(21,012)(a)	(21,494)(b)	(800,081)(a)	(860,632)(b)
Net increase (decrease)	(7,954)	(5,614)	$(306,697)	$(227,060)
Class I
Shares sold	8,874	15,392	$334,588	$602,134
Reinvestment of distributions	52	33	2,069	1,286
Shares redeemed	(15,719)	(5,606)	(569,974)	(221,504)
Net increase (decrease)	(6,793)	9,819	$(233,317)	$381,916
Class Z
Shares sold	497	402	$18,760	$16,312
Reinvestment of distributions	10	7	379	283
Shares redeemed	(256)	(559)	(9,746)	(22,228)
Net increase (decrease)	251	(150)	$9,393	$(5,633)

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Prior Fiscal Year Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.32%
Actual		$1,000.00	$996.30	$6.62
Hypothetical-C		$1,000.00	$1,018.50	$6.70
Class T	1.55%
Actual		$1,000.00	$994.90	$7.77
Hypothetical-C		$1,000.00	$1,017.34	$7.86
Class C	2.07%
Actual		$1,000.00	$992.20	$10.37
Hypothetical-C		$1,000.00	$1,014.73	$10.48
International Discovery	.97%
Actual		$1,000.00	$997.90	$4.87
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class K	.83%
Actual		$1,000.00	$998.70	$4.17
Hypothetical-C		$1,000.00	$1,020.96	$4.22
Class I	.97%
Actual		$1,000.00	$997.90	$4.87
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class Z	.84%
Actual		$1,000.00	$998.70	$4.22
Hypothetical-C		$1,000.00	$1,020.91	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/12/2016	12/09/2016	$0.470	$0.049
Class T	12/12/2016	12/09/2016	$0.369	$0.049
Class C	12/12/2016	12/09/2016	$0.134	$0.049
International Discovery	12/12/2016	12/09/2016	$0.612	$0.049
Class K	12/12/2016	12/09/2016	$0.664	$0.049
Class I	12/12/2016	12/09/2016	$0.606	$0.049
Class Z	12/12/2016	12/09/2016	$0.668	$0.049

Class A designates 6%; Class T designates 8%; Class C designates 0%; International Discovery designates 4%; Class K designates 3%; Class I designates 4% and Class Z designates 3% of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class C designates 0%; International Discovery designates 100%; Class K designates 100%; Class I designates 100%; and Class Z designates 100%; of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/07/2015	$0.3233	$0.0493
Class T	12/07/2015	$0.2243	$0.0493
Class C	12/07/2015	$0.0000	$0.0000
International Discovery	12/07/2015	$0.4633	$0.0493
Class K	12/07/2015	$0.5163	$0.0493
Class I	12/07/2015	$0.4723	$0.0493
Class Z	12/07/2015	$0.5153	$0.0493

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, the retail class, and Class K ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IGI-ANN-1216
1.807258.112

Fidelity® International Discovery Fund Class K Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(4.38)%	6.63%	2.51%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® International Discovery Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund - Class K on October 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See above for additional information regarding the performance of Class K.

Period Ending Values
$12,807	Fidelity® International Discovery Fund - Class K
$11,465	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager William Kennedy:  For the fiscal year, the fund’s share classes trailed the MSCI EAFE Index. Not being well-positioned for the U.K.’s vote to exit the European Union and underexposure to some of the index's top-performing materials stocks cost the fund the most ground versus the benchmark. Individual detractors included a small out-of-benchmark position in U.K. bank Shawbrook Group, which sank due to uncertainty around Brexit. An investment in U.K. retailer Next hurt, as competitors caught up to the company’s lead in online retail. We eliminated Next and Shawbrook from the portfolio before period end. Shares of CMC Markets, a U.K. online trading company, fell as muted market volatility post-Brexit dampened trading activity. By contrast, security selection in consumer staples and an overweighting in information technology's software & services group aided relative performance, as did non-benchmark exposure to both emerging markets and the U.S. and stock picks in Japan. Top contributors included Japanese drug store chain Tsuruha Holdings, which benefited from expanding its offerings and making some strategic acquisitions. Elsewhere, shares of Switzerland-based Partners Group Holding, a private-markets investment management company, rose as its breadth of investment alternatives helped attract new assets in a low and negative interest rate environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	18.7%
United Kingdom	13.2%
France	9.3%
Germany	8.2%
Netherlands	4.8%
United States of America*	4.5%
Switzerland	4.2%
Hong Kong	3.6%
Sweden	3.5%
Other	30.0%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	17.3%
United Kingdom	14.5%
France	9.6%
Germany	8.0%
United States of America*	5.8%
Switzerland	4.3%
Sweden	4.1%
Hong Kong	3.3%
Netherlands	3.3%
Other	29.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.8	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.2	0.9

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Total SA (France, Oil, Gas & Consumable Fuels)	2.1	2.2
SAP AG (Germany, Software)	1.7	1.1
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.6	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.6	1.5
Techtronic Industries Co. Ltd. (Hong Kong, Household Durables)	1.5	1.4
Statoil ASA (Norway, Oil, Gas & Consumable Fuels)	1.5	1.6
KDDI Corp. (Japan, Wireless Telecommunication Services)	1.4	1.4
VINCI SA (France, Construction & Engineering)	1.4	1.4
Partners Group Holding AG (Switzerland, Capital Markets)	1.3	1.0
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.4
	15.4

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	21.6
Industrials	14.6	10.7
Consumer Discretionary	13.8	15.3
Consumer Staples	12.9	13.2
Information Technology	11.7	10.0
Health Care	8.2	12.5
Materials	5.4	3.6
Energy	4.7	5.0
Telecommunication Services	2.7	4.8
Real Estate	1.9	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
Australia - 2.4%
Altium Ltd.	1,569,213	$9,359
Australia & New Zealand Banking Group Ltd.	2,793,681	59,186
Bapcor Ltd.	7,641,696	29,821
Magellan Financial Group Ltd.	1,204,177	19,502
Ramsay Health Care Ltd.	1,104,392	61,631
Spark Infrastructure Group unit	27,415,377	46,298

TOTAL AUSTRALIA		225,797

Austria - 0.8%
Erste Group Bank AG	1,309,400	41,124
Wienerberger AG	2,154,500	34,448

TOTAL AUSTRIA		75,572

Bailiwick of Jersey - 1.6%
Glencore Xstrata PLC (a)	8,788,486	26,893
Integrated Diagnostics Holdings PLC	2,252,058	6,193
Randgold Resources Ltd. sponsored ADR (b)	189,614	16,824
Regus PLC	9,503,288	28,952
Shire PLC	747,500	42,206
Wolseley PLC	514,260	26,758

TOTAL BAILIWICK OF JERSEY		147,826

Belgium - 1.9%
Anheuser-Busch InBev SA NV	815,927	93,644
KBC Groep NV	1,421,570	86,625

TOTAL BELGIUM		180,269

Canada - 2.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	746,800	37,515
Cenovus Energy, Inc.	2,715,700	39,178
Constellation Software, Inc.	104,300	48,861
Franco-Nevada Corp.	227,700	14,905
PrairieSky Royalty Ltd. (b)	1,710,573	37,201
Suncor Energy, Inc.	676,200	20,292

TOTAL CANADA		197,952

Cayman Islands - 1.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	439,100	44,652
Ctrip.com International Ltd. ADR (a)	720,000	31,788
New Oriental Education & Technology Group, Inc. sponsored ADR	1,371,700	68,763

TOTAL CAYMAN ISLANDS		145,203

China - 0.3%
Kweichow Moutai Co. Ltd. (A Shares)	642,182	30,134
Cyprus - 0.0%
SPDI Secure Property Development & Investment PLC (a)	517,230	101
Denmark - 1.2%
DONG Energy A/S	750,800	29,774
Nets A/S (c)	1,621,800	30,972
Novo Nordisk A/S Series B	1,467,745	52,289

TOTAL DENMARK		113,035

Finland - 0.5%
Sampo Oyj (A Shares)	1,003,900	45,993
France - 9.3%
ALTEN	608,659	43,504
Altran Technologies SA	2,307,200	32,925
Amundi SA	516,400	25,308
Atos Origin SA	257,190	26,714
AXA SA	3,036,800	68,517
BNP Paribas SA	525,700	30,493
Capgemini SA	653,100	54,115
Cegedim SA (a)	536,390	13,661
Dassault Aviation SA	18,200	19,839
Havas SA	4,753,681	38,673
Maisons du Monde SA	1,122,200	31,660
Rubis	255,890	23,337
Societe Generale Series A	1,426,900	55,660
Sodexo SA	409,000	47,502
SR Teleperformance SA	280,800	29,675
Total SA	4,115,171	197,131
VINCI SA (b)	1,778,000	128,780

TOTAL FRANCE		867,494

Germany - 8.2%
adidas AG	260,500	42,799
Axel Springer Verlag AG	604,902	30,290
Beiersdorf AG	242,900	21,385
Deutsche Borse AG (a)	164,581	12,806
Deutsche Post AG	1,627,604	50,439
Deutsche Telekom AG	1,900,600	31,009
Fresenius SE & Co. KGaA	453,600	33,481
GEA Group AG	850,634	32,893
Henkel AG & Co. KGaA	352,900	38,856
KION Group AG	838,449	50,641
LEG Immobilien AG	204,103	17,216
Nexus AG	614,500	12,635
ProSiebenSat.1 Media AG	1,109,900	47,835
Rational AG	99,005	51,353
SAP AG	1,810,424	159,497
Scout24 Holding GmbH (a)	558,300	19,250
Siemens AG	641,017	72,831
Symrise AG	617,200	42,352

TOTAL GERMANY		767,568

Hong Kong - 3.6%
AIA Group Ltd.	22,819,000	144,025
China Resources Beer Holdings Co. Ltd.	21,864,000	46,516
Techtronic Industries Co. Ltd.	37,681,500	141,873

TOTAL HONG KONG		332,414

India - 3.0%
Bharti Infratel Ltd.	11,555,099	59,875
Dr Lal Pathlabs Ltd.	798,016	14,093
HDFC Bank Ltd.	1,034,409	23,115
HDFC Bank Ltd. sponsored ADR	1,074,384	76,045
Housing Development Finance Corp. Ltd.	5,219,689	108,900

TOTAL INDIA		282,028

Indonesia - 0.5%
PT Bank Central Asia Tbk	16,688,600	19,857
PT Bank Rakyat Indonesia Tbk	32,624,300	30,504

TOTAL INDONESIA		50,361

Ireland - 2.6%
Cairn Homes PLC (a)	17,549,270	22,684
CRH PLC	2,385,400	77,440
Dalata Hotel Group PLC (a)	5,126,600	22,961
Green REIT PLC	9,492,200	14,171
James Hardie Industries PLC CDI	1,790,532	26,737
Kerry Group PLC Class A	856,800	62,208
Ryanair Holdings PLC sponsored ADR	260,966	19,596

TOTAL IRELAND		245,797

Isle of Man - 0.7%
Paysafe Group PLC (a)	11,752,725	62,289
Israel - 1.0%
Frutarom Industries Ltd.	978,900	51,799
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,011,100	43,214

TOTAL ISRAEL		95,013

Italy - 0.6%
De Longhi SpA	1,469,700	34,397
Intesa Sanpaolo SpA	5,941,000	13,775
Mediaset SpA	3,440,200	9,834

TOTAL ITALY		58,006

Japan - 17.7%
ACOM Co. Ltd. (a)	3,246,300	14,982
Aozora Bank Ltd.	9,159,000	30,306
Casio Computer Co. Ltd. (b)	2,015,200	28,171
Daito Trust Construction Co. Ltd.	453,300	75,968
Dentsu, Inc.	1,208,800	60,400
Don Quijote Holdings Co. Ltd.	1,026,000	39,085
Hoya Corp.	1,109,300	46,384
Japan Tobacco, Inc.	2,141,700	81,567
KDDI Corp.	4,368,100	132,760
Keyence Corp.	90,460	66,471
LINE Corp. ADR (b)	47,048	1,904
Misumi Group, Inc.	3,017,800	55,165
Mitsubishi UFJ Financial Group, Inc.	14,897,300	76,867
Monex Group, Inc.	12,156,649	27,937
Morinaga & Co. Ltd.	344,000	16,024
Nidec Corp.	324,300	31,450
Nintendo Co. Ltd.	164,500	39,654
Nippon Telegraph & Telephone Corp.	875,400	38,812
Nitori Holdings Co. Ltd.	226,100	27,101
Olympus Corp.	2,319,700	82,949
ORIX Corp.	7,795,700	123,808
Rakuten, Inc.	2,206,000	25,506
Recruit Holdings Co. Ltd.	1,200,100	48,292
Relo Holdings Corp.	178,400	29,515
Seven & i Holdings Co. Ltd.	1,001,400	41,853
Shionogi & Co. Ltd.	828,600	40,912
SMS Co., Ltd.	786,600	20,559
Sony Corp.	3,320,300	104,650
Start Today Co. Ltd.	2,130,000	37,453
Sundrug Co. Ltd.	590,500	46,567
Tsuruha Holdings, Inc.	611,100	70,626
VT Holdings Co. Ltd.	3,872,500	20,864
Welcia Holdings Co. Ltd.	1,076,200	73,580

TOTAL JAPAN		1,658,142

Korea (South) - 0.0%
Samsung Biologics Co. Ltd. (a)	15,017	1,786
Luxembourg - 1.1%
Eurofins Scientific SA	184,739	83,938
Grand City Properties SA	1,000,215	17,573

TOTAL LUXEMBOURG		101,511

Malta - 0.0%
Unibet Group PLC unit	408,700	3,606
Marshall Islands - 0.1%
Hoegh LNG Partners LP (d)	715,655	12,739
Netherlands - 4.8%
Basic-Fit NV	579,100	10,518
IMCD Group BV	1,603,400	69,358
ING Groep NV (Certificaten Van Aandelen)	5,644,700	74,098
Intertrust NV	1,544,800	32,593
Koninklijke Philips Electronics NV	1,770,000	53,334
RELX NV	2,771,838	46,740
Takeaway.com Holding BV (c)	505,200	11,882
Unilever NV (Certificaten Van Aandelen) (Bearer) (b)	3,523,200	147,665
Van Lanschot NV unit	223,700	4,590

TOTAL NETHERLANDS		450,778

New Zealand - 0.9%
EBOS Group Ltd.	3,154,998	38,467
Ryman Healthcare Group Ltd.	6,907,568	43,864

TOTAL NEW ZEALAND		82,331

Norway - 1.5%
Statoil ASA (b)	8,457,200	138,072
Philippines - 0.3%
SM Investments Corp.	2,042,375	28,340
Romania - 0.2%
Banca Transilvania SA	37,524,532	21,164
South Africa - 1.7%
Aspen Pharmacare Holdings Ltd.	656,700	14,306
EOH Holdings Ltd.	2,763,167	32,768
Naspers Ltd. Class N	665,600	111,556

TOTAL SOUTH AFRICA		158,630

Spain - 3.2%
Amadeus IT Holding SA Class A	1,707,300	80,590
Atresmedia Corporacion de Medios de Comunicacion SA	1,719,200	17,702
CaixaBank SA	19,118,400	57,688
Grifols SA ADR	1,152,800	16,474
Hispania Activos Inmobiliarios SA	1,424,325	17,543
Inditex SA	2,140,353	74,822
Mediaset Espana Comunicacion SA	2,836,600	31,684

TOTAL SPAIN		296,503

Sweden - 3.5%
ASSA ABLOY AB (B Shares)	3,443,800	62,586
HEXPOL AB (B Shares)	1,872,700	15,395
Indutrade AB	1,116,300	20,751
Nordea Bank AB	5,635,200	59,240
Saab AB (B Shares)	948,600	33,608
Sandvik AB	2,242,600	25,499
Svenska Cellulosa AB (SCA) (B Shares)	2,802,900	79,412
Svenska Handelsbanken AB (A Shares)	2,567,100	34,998

TOTAL SWEDEN		331,489

Switzerland - 4.2%
ABB Ltd. (Reg.)	2,295,470	47,357
Julius Baer Group Ltd.	919,060	37,205
Kaba Holding AG (B Shares) (Reg.)	41,400	28,763
Panalpina Welttransport Holding AG	178,050	23,121
Partners Group Holding AG	247,326	125,219
Schindler Holding AG (participation certificate)	175,435	32,603
Syngenta AG (Switzerland)	132,540	53,038
UBS Group AG	3,500,790	49,529

TOTAL SWITZERLAND		396,835

Taiwan - 0.0%
JHL Biotech, Inc. (a)	1,466,494	3,175
United Kingdom - 13.2%
BAE Systems PLC	4,147,100	27,478
BCA Marketplace PLC	7,762,300	17,126
BHP Billiton PLC	3,522,108	52,962
Booker Group PLC	14,197,800	31,176
British American Tobacco PLC:
(United Kingdom)	806,500	46,223
sponsored ADR	211,500	24,299
Bunzl PLC	1,968,600	52,986
Cineworld Group PLC	2,055,200	13,597
CMC Markets PLC	12,077,600	28,058
Compass Group PLC	1,948,200	35,251
Countryside Properties PLC (a)	3,312,793	9,448
Dialog Semiconductor PLC (a)	585,500	22,978
Diploma PLC	2,312,600	26,537
Domino's Pizza UK & IRL PLC	3,415,554	14,218
GlaxoSmithKline PLC	5,155,200	101,837
Howden Joinery Group PLC	7,187,900	32,984
Imperial Tobacco Group PLC	1,738,702	84,180
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(c)	2,466,200	25,351
London Stock Exchange Group PLC	1,649,436	56,731
Melrose Industries PLC	35,056,430	72,409
Micro Focus International PLC	3,845,400	100,772
Moneysupermarket.com Group PLC	5,210,600	16,703
NCC Group Ltd.	9,151,300	21,226
Reckitt Benckiser Group PLC	842,300	75,353
Rex Bionics PLC (a)(d)	1,297,286	357
Rio Tinto PLC	1,482,500	51,554
Softcat PLC	4,890,800	19,396
Spirax-Sarco Engineering PLC	522,100	28,195
St. James's Place Capital PLC	2,354,900	27,239
Standard Chartered PLC (United Kingdom)	9,910,550	86,357
Zoopla Property Group PLC	8,823,609	32,875

TOTAL UNITED KINGDOM		1,235,856

United States of America - 3.3%
Constellation Brands, Inc. Class A (sub. vtg.)	206,300	34,477
Coty, Inc. Class A	400,372	9,205
Global Payments, Inc.	571,800	41,467
Monsanto Co.	296,000	29,828
MSCI, Inc.	661,800	53,070
S&P Global, Inc.	515,600	62,826
Visa, Inc. Class A	942,300	77,749

TOTAL UNITED STATES OF AMERICA		308,622

TOTAL COMMON STOCKS
(Cost $7,971,348)		9,152,431

Convertible Preferred Stocks - 0.2%
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. Series A-11 (e)
(Cost $18,833)	5,958,244	23,003
	Principal Amount (000s)	Value (000s)

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.27% to 0.33% 11/3/16 to 1/26/17(f)
(Cost $3,969)	$3,970	3,969
	Shares	Value (000s)

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.41% (g)	183,263,125	183,318
Fidelity Securities Lending Cash Central Fund 0.48% (g)(h)	341,525,876	341,594
TOTAL MONEY MARKET FUNDS
(Cost $524,884)		524,912
TOTAL INVESTMENT PORTFOLIO - 103.4%
(Cost $8,519,034)		9,704,315
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(322,767)
NET ASSETS - 100%		$9,381,548

Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
671 TSE TOPIX Index Contracts (Japan)	Dec. 2016	89,258	$3,786

The face value of futures purchased as a percentage of Net Assets is 1.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,205,000 or 0.7% of net assets.

 (d) Affiliated company

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $23,003,000 or 0.2% of net assets.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,969,000.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$18,833

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$978
Fidelity Securities Lending Cash Central Fund	3,986
Total	$4,964

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Value, end of period
Hoegh LNG Partners LP	$11,465	$--	$--	$1,127	$12,739
Rex Bionics PLC	976	--	4	--	357
Total	$12,441	$--	$4	$1,127	$13,096

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,318,523	$1,064,985	$230,535	$23,003
Consumer Staples	1,192,465	1,070,889	121,576	--
Energy	444,613	109,410	335,203	--
Financials	1,971,291	1,458,024	513,267	--
Health Care	753,852	555,734	198,118	--
Industrials	1,359,313	1,048,987	310,326	--
Information Technology	1,107,250	908,099	199,151	--
Materials	494,175	259,181	234,994	--
Real Estate	172,087	172,087	--	--
Telecommunication Services	262,456	59,875	202,581	--
Utilities	99,409	99,409	--	--
Government Obligations	3,969	--	3,969	--
Money Market Funds	524,912	524,912	--	--
Total Investments in Securities:	$9,704,315	$7,331,592	$2,349,720	$23,003
Derivative Instruments:
Assets
Futures Contracts	$3,786	$3,786	$--	$--
Total Assets	$3,786	$3,786	$--	$--
Total Derivative Instruments:	$3,786	$3,786	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$299,696
Level 2 to Level 1	$1,813,808

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,786	$0
Total Equity Risk	3,786	0
Total Value of Derivatives	$3,786	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $320,240) — See accompanying schedule: Unaffiliated issuers (cost $7,975,670)	$9,166,307
Fidelity Central Funds (cost $524,884)	524,912
Other affiliated issuers (cost $18,480)	13,096
Total Investments (cost $8,519,034)		$9,704,315
Foreign currency held at value (cost $27,244)		27,247
Receivable for investments sold		26,345
Receivable for fund shares sold		3,500
Dividends receivable		24,713
Distributions receivable from Fidelity Central Funds		113
Receivable for daily variation margin for derivative instruments		160
Prepaid expenses		26
Other receivables		4,319
Total assets		9,790,738
Liabilities
Payable for investments purchased	$47,907
Payable for fund shares redeemed	11,655
Accrued management fee	5,770
Distribution and service plan fees payable	87
Other affiliated payables	1,406
Other payables and accrued expenses	774
Collateral on securities loaned, at value	341,591
Total liabilities		409,190
Net Assets		$9,381,548
Net Assets consist of:
Paid in capital		$8,680,192
Undistributed net investment income		142,052
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(627,108)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,186,412
Net Assets		$9,381,548
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($236,127 ÷ 6,280.6 shares)		$37.60
Maximum offering price per share (100/94.25 of $37.60)		$39.89
Class T:
Net Asset Value and redemption price per share ($34,959 ÷ 936.3 shares)		$37.34
Maximum offering price per share (100/96.50 of $37.34)		$38.69
Class C:
Net Asset Value and offering price per share ($26,091 ÷ 705.9 shares)(a)		$36.96
International Discovery:
Net Asset Value, offering price and redemption price per share ($6,421,194 ÷ 169,373.8 shares)		$37.91
Class K:
Net Asset Value, offering price and redemption price per share ($1,879,921 ÷ 49,660.9 shares)		$37.86
Class I:
Net Asset Value, offering price and redemption price per share ($745,324 ÷ 19,707.5 shares)		$37.82
Class Z:
Net Asset Value, offering price and redemption price per share ($37,932 ÷ 1,002.5 shares)		$37.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends (including $1,127 earned from other affiliated issuers)		$238,573
Special dividends		37,704
Interest		46
Income from Fidelity Central Funds		4,964
Income before foreign taxes withheld		281,287
Less foreign taxes withheld		(21,356)
Total income		259,931
Expenses
Management fee
Basic fee	$67,411
Performance adjustment	10,738
Transfer agent fees	15,638
Distribution and service plan fees	1,148
Accounting and security lending fees	1,802
Custodian fees and expenses	1,336
Independent trustees' fees and expenses	44
Registration fees	201
Audit	124
Legal	33
Miscellaneous	85
Total expenses before reductions	98,560
Expense reductions	(875)	97,685
Net investment income (loss)		162,246
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(532,206)
Fidelity Central Funds	31
Other affiliated issuers	(19)
Foreign currency transactions	2,961
Futures contracts	(12,614)
Total net realized gain (loss)		(541,847)
Change in net unrealized appreciation (depreciation) on: Investment securities	(122,679)
Assets and liabilities in foreign currencies	(2,928)
Futures contracts	(5,417)
Total change in net unrealized appreciation (depreciation)		(131,024)
Net gain (loss)		(672,871)
Net increase (decrease) in net assets resulting from operations		$(510,625)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$162,246	$149,838
Net realized gain (loss)	(541,847)	245,770
Change in net unrealized appreciation (depreciation)	(131,024)	655
Net increase (decrease) in net assets resulting from operations	(510,625)	396,263
Distributions to shareholders from net investment income	(113,434)	(74,589)
Distributions to shareholders from net realized gain	(1,362)	–
Total distributions	(114,796)	(74,589)
Share transactions - net increase (decrease)	(960,274)	(353,147)
Redemption fees	70	95
Total increase (decrease) in net assets	(1,585,625)	(31,378)
Net Assets
Beginning of period	10,967,173	10,998,551
End of period	$9,381,548	$10,967,173
Other Information
Undistributed net investment income end of period	$142,052	$108,769

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.78	$38.70	$39.49	$31.66	$29.43
Income from Investment Operations
Net investment income (loss)A	.47B	.40C	.53D	.34	.41
Net realized and unrealized gain (loss)	(2.38)	.79	(.67)	7.97	2.11
Total from investment operations	(1.91)	1.19	(.14)	8.31	2.52
Distributions from net investment income	(.27)	(.11)	(.33)	(.45)	(.29)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.27)E	(.11)	(.65)F	(.48)	(.29)
Redemption fees added to paid in capitalA,G	–	–	–	–	–
Net asset value, end of period	$37.60	$39.78	$38.70	$39.49	$31.66
Total ReturnH,I	(4.83)%	3.09%	(.36)%	26.59%	8.70%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.35%	1.33%	1.28%	1.35%	1.34%
Expenses net of fee waivers, if any	1.35%	1.33%	1.28%	1.35%	1.34%
Expenses net of all reductions	1.34%	1.32%	1.28%	1.33%	1.31%
Net investment income (loss)	1.26%B	1.00%C	1.35%D	.97%	1.41%
Supplemental Data
Net assets, end of period (in millions)	$236	$283	$297	$347	$299
Portfolio turnover rateL	50%M	60%M	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .80%.

 E Total distributions of $.27 per share is comprised of distributions from net investment income of $.269 and distributions from net realized gain of $.005 per share.

 F Total distributions of $.65 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.311 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.51	$38.43	$39.23	$31.42	$29.18
Income from Investment Operations
Net investment income (loss)A	.38B	.30C	.44D	.26	.34
Net realized and unrealized gain (loss)	(2.37)	.80	(.68)	7.92	2.09
Total from investment operations	(1.99)	1.10	(.24)	8.18	2.43
Distributions from net investment income	(.17)	(.02)	(.25)	(.34)	(.19)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.18)	(.02)	(.56)	(.37)	(.19)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$37.34	$39.51	$38.43	$39.23	$31.42
Total ReturnF,G	(5.07)%	2.86%	(.60)%	26.31%	8.41%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.58%	1.57%	1.51%	1.59%	1.59%
Expenses net of fee waivers, if any	1.58%	1.57%	1.51%	1.59%	1.59%
Expenses net of all reductions	1.57%	1.56%	1.51%	1.57%	1.56%
Net investment income (loss)	1.02%B	.76%C	1.11%D	.73%	1.16%
Supplemental Data
Net assets, end of period (in millions)	$35	$43	$49	$53	$46
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .56%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$39.14	$38.25	$39.07	$31.32	$29.08
Income from Investment Operations
Net investment income (loss)A	.19B	.10C	.23D	.08	.19
Net realized and unrealized gain (loss)	(2.37)	.79	(.66)	7.90	2.09
Total from investment operations	(2.18)	.89	(.43)	7.98	2.28
Distributions from net investment income	–	–	(.08)	(.20)	(.04)
Distributions from net realized gain	–	–	(.31)	(.03)	–
Total distributions	–	–	(.39)	(.23)	(.04)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$36.96	$39.14	$38.25	$39.07	$31.32
Total ReturnF,G	(5.57)%	2.33%	(1.10)%	25.65%	7.86%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.10%	2.09%	2.03%	2.10%	2.09%
Expenses net of fee waivers, if any	2.10%	2.09%	2.03%	2.09%	2.09%
Expenses net of all reductions	2.09%	2.08%	2.02%	2.07%	2.06%
Net investment income (loss)	.50%B	.24%C	.60%D	.23%	.66%
Supplemental Data
Net assets, end of period (in millions)	$26	$32	$35	$36	$30
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.06) %.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .05%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.12	$39.03	$39.82	$31.91	$29.69
Income from Investment Operations
Net investment income (loss)A	.61B	.54C	.67D	.47	.51
Net realized and unrealized gain (loss)	(2.41)	.81	(.68)	8.02	2.12
Total from investment operations	(1.80)	1.35	(.01)	8.49	2.63
Distributions from net investment income	(.41)	(.26)	(.47)	(.55)	(.41)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.41)E	(.26)	(.78)	(.58)	(.41)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$37.91	$40.12	$39.03	$39.82	$31.91
Total ReturnG	(4.53)%	3.47%	(.01)%	27.03%	9.03%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	.99%	.93%	1.00%	1.01%
Expenses net of fee waivers, if any	1.00%	.99%	.93%	1.00%	1.01%
Expenses net of all reductions	.99%	.98%	.93%	.98%	.98%
Net investment income (loss)	1.61%B	1.34%C	1.69%D	1.32%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$6,421	$7,209	$7,464	$7,800	$5,965
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 E Total distributions of $.41 per share is comprised of distributions from net investment income of $.409 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class K

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.06	$38.97	$39.76	$31.87	$29.66
Income from Investment Operations
Net investment income (loss)A	.66B	.59C	.72D	.52	.57
Net realized and unrealized gain (loss)	(2.39)	.81	(.67)	8.01	2.11
Total from investment operations	(1.73)	1.40	.05	8.53	2.68
Distributions from net investment income	(.46)	(.31)	(.53)	(.61)	(.47)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.47)	(.31)	(.84)	(.64)	(.47)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$37.86	$40.06	$38.97	$39.76	$31.87
Total ReturnF	(4.38)%	3.61%	.13%	27.23%	9.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	.86%	.86%	.80%	.85%	.83%
Expenses net of fee waivers, if any	.86%	.86%	.80%	.85%	.83%
Expenses net of all reductions	.85%	.85%	.79%	.83%	.80%
Net investment income (loss)	1.74%B	1.47%C	1.83%D	1.47%	1.91%
Supplemental Data
Net assets, end of period (in millions)	$1,880	$2,308	$2,464	$2,576	$1,776
Portfolio turnover rateI	50%J	60%J	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$40.03	$38.96	$39.76	$31.87	$29.65
Income from Investment Operations
Net investment income (loss)A	.61B	.53C	.67D	.47	.52
Net realized and unrealized gain (loss)	(2.40)	.80	(.68)	8.01	2.11
Total from investment operations	(1.79)	1.33	(.01)	8.48	2.63
Distributions from net investment income	(.42)	(.26)	(.48)	(.56)	(.41)
Distributions from net realized gain	(.01)	–	(.31)	(.03)	–
Total distributions	(.42)E	(.26)	(.79)	(.59)	(.41)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$37.82	$40.03	$38.96	$39.76	$31.87
Total ReturnG	(4.52)%	3.44%	(.01)%	27.03%	9.07%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	1.00%	.93%	1.00%	1.00%
Expenses net of fee waivers, if any	1.00%	.99%	.93%	1.00%	1.00%
Expenses net of all reductions	.99%	.98%	.93%	.97%	.97%
Net investment income (loss)	1.60%B	1.33%C	1.69%D	1.33%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$745	$1,061	$650	$476	$294
Portfolio turnover rateJ	50%K	60%K	57%	65%	68%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.22%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

 E Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.005 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Discovery Fund Class Z

Years ended October 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$40.03	$38.96	$39.77	$37.22
Income from Investment Operations
Net investment income (loss)B	.66C	.59D	.72E	.07
Net realized and unrealized gain (loss)	(2.38)	.80	(.68)	2.48
Total from investment operations	(1.72)	1.39	.04	2.55
Distributions from net investment income	(.46)	(.32)	(.54)	–
Distributions from net realized gain	(.01)	–	(.31)	–
Total distributions	(.47)	(.32)	(.85)	–
Redemption fees added to paid in capitalB,F	–	–	–	–
Net asset value, end of period	$37.84	$40.03	$38.96	$39.77
Total ReturnG,H	(4.36)%	3.58%	.12%	6.85%
Ratios to Average Net AssetsI,J
Expenses before reductions	.86%	.86%	.80%	.85%K
Expenses net of fee waivers, if any	.86%	.86%	.80%	.85%K
Expenses net of all reductions	.85%	.85%	.79%	.83%K
Net investment income (loss)	1.74%C	1.47%D	1.83%E	.76%K
Supplemental Data
Net assets, end of period (in millions)	$38	$30	$35	$–
Portfolio turnover rateL	50%M	60%M	57%	65%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.36%.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 E Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain foreign taxes, redemptions in-kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,532,643
Gross unrealized depreciation	(373,203)
Net unrealized appreciation (depreciation) on securities	$1,159,440
Tax Cost	$8,544,875

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$153,843
Capital loss carryforward	$(612,706)
Net unrealized appreciation (depreciation) on securities and other investments	$1,160,571

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(49,104)
No expiration
Short-term	(473,137)
Long-term	(90,465)
Total no expiration	(563,602)
Total capital loss carryforward	$(612,706)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$114,796	$ 74,589

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(12,614) a change in net unrealized appreciation (depreciation) of $(5,417) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $4,860,976 and $5,449,080, respectively.

Redemptions In-Kind. During the period, 1,487 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $55,670. The net realized gain of $10,064 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 4,932 shares of the Fund held by unaffiliated entities were redeemed for investments, including accrued interest, and cash with a value of $197,848. The Fund had a net gain of $41,387 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$642	$–
Class T	.25%	.25%	192	–
Class B	.75%	.25%	11	8
Class C	.75%	.25%	303	30
			$1,148	$38

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$51
Class T	4
Class B(a)	–(b)
Class C(a)	3
$58

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$719.28
Class T	103.27
Class B	3.28
Class C	86.28
International Discovery	12,160.18
Class K	981.05
Class I	1,571.19
Class Z	15.05
	$15,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,986, including $6 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $797 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $78.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$1,912	$864
Class T	184	23
International Discovery	73,519	49,040
Class K	26,239	19,835
Class I	11,205	4,544
Class Z	375	283
Total	$113,434	$74,589
From net realized gain
Class A	$36	$–
Class T	5	–
International Discovery	899	–
Class K	284	–
Class I	134	–
Class Z	4	–
Total	$1,362	$–

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	885	1,331	$33,250	$53,289
Reinvestment of distributions	48	22	1,922	843
Shares redeemed	(1,758)	(1,915)	(66,337)	(76,178)
Net increase (decrease)	(825)	(562)	$(31,165)	$(22,046)
Class T
Shares sold	126	178	$4,736	$7,105
Reinvestment of distributions	5	1	183	23
Shares redeemed	(282)	(355)	(10,546)	(13,954)
Net increase (decrease)	(151)	(176)	$(5,627)	$(6,826)
Class B
Shares sold	1	1	$16	$53
Shares redeemed	(58)	(64)	(2,118)	(2,536)
Net increase (decrease)	(57)	(63)	$(2,102)	$(2,483)
Class C
Shares sold	193	201	$7,216	$7,918
Shares redeemed	(298)	(314)	(11,125)	(12,486)
Net increase (decrease)	(105)	(113)	$(3,909)	$(4,568)
International Discovery
Shares sold	18,319	20,827	$696,598	$832,233
Reinvestment of distributions	1,781	1,199	70,961	46,913
Shares redeemed	(30,424)	(33,573)	(1,154,409)	(1,345,593)
Net increase (decrease)	(10,324)	(11,547)	$(386,850)	$(466,447)
Class K
Shares sold	12,391	15,372	$466,861	$613,737
Reinvestment of distributions	667	508	26,523	19,835
Shares redeemed	(21,012)(a)	(21,494)(b)	(800,081)(a)	(860,632)(b)
Net increase (decrease)	(7,954)	(5,614)	$(306,697)	$(227,060)
Class I
Shares sold	8,874	15,392	$334,588	$602,134
Reinvestment of distributions	52	33	2,069	1,286
Shares redeemed	(15,719)	(5,606)	(569,974)	(221,504)
Net increase (decrease)	(6,793)	9,819	$(233,317)	$381,916
Class Z
Shares sold	497	402	$18,760	$16,312
Reinvestment of distributions	10	7	379	283
Shares redeemed	(256)	(559)	(9,746)	(22,228)
Net increase (decrease)	251	(150)	$9,393	$(5,633)

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

 (b) Amount includes in-kind redemptions (see Note 5: Prior Fiscal Year Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Discovery Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Discovery Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.32%
Actual		$1,000.00	$996.30	$6.62
Hypothetical-C		$1,000.00	$1,018.50	$6.70
Class T	1.55%
Actual		$1,000.00	$994.90	$7.77
Hypothetical-C		$1,000.00	$1,017.34	$7.86
Class C	2.07%
Actual		$1,000.00	$992.20	$10.37
Hypothetical-C		$1,000.00	$1,014.73	$10.48
International Discovery	.97%
Actual		$1,000.00	$997.90	$4.87
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class K	.83%
Actual		$1,000.00	$998.70	$4.17
Hypothetical-C		$1,000.00	$1,020.96	$4.22
Class I	.97%
Actual		$1,000.00	$997.90	$4.87
Hypothetical-C		$1,000.00	$1,020.26	$4.93
Class Z	.84%
Actual		$1,000.00	$998.70	$4.22
Hypothetical-C		$1,000.00	$1,020.91	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Discovery Fund
Class A	12/12/2016	12/09/2016	$0.470	$0.049
Class T	12/12/2016	12/09/2016	$0.369	$0.049
Class C	12/12/2016	12/09/2016	$0.134	$0.049
International Discovery	12/12/2016	12/09/2016	$0.612	$0.049
Class K	12/12/2016	12/09/2016	$0.664	$0.049
Class I	12/12/2016	12/09/2016	$0.606	$0.049
Class Z	12/12/2016	12/09/2016	$0.668	$0.049

Class A designates 6%; Class T designates 8%; Class C designates 0%; International Discovery designates 4%; Class K designates 3%; Class I designates 4% and Class Z designates 3% of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class C designates 0%; International Discovery designates 100%; Class K designates 100%; Class I designates 100%; and Class Z designates 100%; of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/07/2015	$0.3233	$0.0493
Class T	12/07/2015	$0.2243	$0.0493
Class C	12/07/2015	$0.0000	$0.0000
International Discovery	12/07/2015	$0.4633	$0.0493
Class K	12/07/2015	$0.5163	$0.0493
Class I	12/07/2015	$0.4723	$0.0493
Class Z	12/07/2015	$0.5153	$0.0493

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, the retail class, and Class K ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

IGI-K-ANN-1216
1.863307.108

Fidelity Advisor® International Growth Fund -

Class A, Class T, Class C, Class I and Class Z

Annual Report

October 31, 2016

Class A, Class T, Class C, Class I and Class Z are classes of Fidelity® International Growth Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(8.78)%	5.55%	0.95%
Class T (incl. 3.50% sales charge)	(6.95)%	5.73%	0.93%
Class C (incl. contingent deferred sales charge)	(4.94)%	5.98%	0.84%
Class I	(2.87)%	7.11%	1.89%
Class Z	(2.73)%	7.21%	1.94%

 A From November 1, 2007

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Growth Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$10,890	Fidelity Advisor® International Growth Fund - Class A
$9,972	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  The fund’s share classes (excluding sales charges, if applicable) returned about -3% to -4% for the fiscal year, with most results roughly in line with the -3.07% return of the benchmark MSCI EAFE Growth Index. Relative to the benchmark, the fund was hurt the most by its positioning in Japan, where subpar security selection hampered results, as did the effects of a stronger yen, which reduced returns for U.S. investors in Japanese securities. Poor stock picking in the U.K. also detracted – especially a position in diversified retailer Associated British Foods – even as a weaker British pound tempered the fund's underperformance. On the positive side, we benefited from out-of-benchmark holdings in the U.S. – where many of our globally oriented investments happen to be domiciled – and emerging markets. In sector terms, the fund was hurt by stock picking in the real estate category as well as a combination of security selection and sector allocations in industrials and health care. Within health care, the fund was hindered by investments in drug manufacturers Novo Nordisk and Novartis, based in Denmark and Switzerland, respectively. In contrast, the fund was well positioned in information technology and also saw good stock selection in consumer discretionary. Within technology, fund holding Taiwan Semiconductor Manufacturing gained steadily. Elsewhere, the fund’s holding in Keyence, a Japanese maker of sensors for factory automation, also added relative value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United States of America*	23.5%
Japan	13.9%
Switzerland	12.4%
United Kingdom	8.7%
Spain	5.2%
Sweden	4.1%
Australia	4.0%
Belgium	4.0%
Germany	3.9%
Other	20.3%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United States of America*	20.8%
Japan	14.1%
United Kingdom	13.2%
Switzerland	12.7%
Spain	4.9%
Belgium	4.5%
Sweden	4.4%
Australia	4.0%
Denmark	3.3%
Other	18.1%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.4	97.3
Short-Term Investments and Net Other Assets (Liabilities)	4.6	2.7

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	5.5	4.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.5	3.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1	3.5
CSL Ltd. (Australia, Biotechnology)	3.0	2.9
Inditex SA (Spain, Specialty Retail)	2.7	2.6
Novartis AG (Switzerland, Pharmaceuticals)	2.6	2.9
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.4	3.2
Visa, Inc. Class A (United States of America, IT Services)	2.4	2.0
SAP AG (Germany, Software)	2.2	1.9
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.2	2.6
	29.6

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.8	20.4
Health Care	17.8	19.0
Information Technology	16.2	14.2
Consumer Discretionary	12.7	13.3
Industrials	11.1	11.5
Financials	9.2	13.5
Materials	5.4	4.7
Real Estate	2.5	0.0
Telecommunication Services	0.4	0.3
Energy	0.3	0.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 4.0%
CSL Ltd.	666,940	$50,992,870
Sydney Airport unit	1,169,545	5,569,352
Transurban Group unit	1,534,773	12,130,344

TOTAL AUSTRALIA		68,692,566

Austria - 1.6%
Andritz AG	392,421	20,526,674
Buwog-Gemeinnuetzige Wohnung	313,203	7,569,166

TOTAL AUSTRIA		28,095,840

Belgium - 4.0%
Anheuser-Busch InBev SA NV	525,691	60,333,432
KBC Groep NV	136,651	8,326,979

TOTAL BELGIUM		68,660,411

Canada - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	132,400	6,651,094
Franco-Nevada Corp.	99,000	6,479,691
Pason Systems, Inc.	446,800	5,079,922

TOTAL CANADA		18,210,707

Cayman Islands - 0.9%
58.com, Inc. ADR (a)(b)	139,970	5,857,745
Alibaba Group Holding Ltd. sponsored ADR (a)	97,500	9,914,775

TOTAL CAYMAN ISLANDS		15,772,520

Denmark - 2.2%
Jyske Bank A/S (Reg.)	182,600	8,286,771
Novo Nordisk A/S Series B sponsored ADR	841,100	29,892,694

TOTAL DENMARK		38,179,465

Finland - 0.3%
Tikkurila Oyj	298,300	5,746,902
France - 1.0%
Essilor International SA (b)	159,360	17,913,594
Germany - 3.9%
Bayer AG	289,500	28,744,364
SAP AG	442,473	38,981,619

TOTAL GERMANY		67,725,983

Hong Kong - 2.1%
AIA Group Ltd.	5,706,000	36,014,042
India - 0.8%
Housing Development Finance Corp. Ltd.	629,768	13,139,078
Ireland - 3.3%
CRH PLC sponsored ADR	946,466	30,570,852
James Hardie Industries PLC CDI	1,702,755	25,426,459

TOTAL IRELAND		55,997,311

Isle of Man - 0.5%
Playtech Ltd.	671,500	7,627,381
Israel - 0.3%
Azrieli Group	118,800	5,060,063
Italy - 0.7%
Azimut Holding SpA	234,600	3,765,120
Interpump Group SpA	532,426	8,544,961

TOTAL ITALY		12,310,081

Japan - 13.9%
Astellas Pharma, Inc.	1,984,100	29,447,740
DENSO Corp.	458,400	19,954,191
East Japan Railway Co.	186,900	16,497,886
Hoya Corp.	358,300	14,981,839
Japan Tobacco, Inc.	689,300	26,252,162
Keyence Corp.	44,662	32,818,287
Misumi Group, Inc.	480,400	8,781,604
Mitsui Fudosan Co. Ltd.	785,000	17,893,988
Nintendo Co. Ltd.	33,500	8,075,516
Olympus Corp.	438,900	15,694,431
OSG Corp. (b)	433,700	9,259,600
Seven Bank Ltd.	1,485,500	4,575,346
SHO-BOND Holdings Co. Ltd.	207,600	10,036,540
USS Co. Ltd.	1,413,900	23,971,719

TOTAL JAPAN		238,240,849

Kenya - 0.4%
Safaricom Ltd.	37,269,700	7,277,949
Korea (South) - 0.7%
BGFretail Co. Ltd.	72,968	11,100,657
Samsung Biologics Co. Ltd. (a)	2,753	327,350

TOTAL KOREA (SOUTH)		11,428,007

Mexico - 0.6%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	114,755	10,978,611
Netherlands - 1.1%
ASML Holding NV (Netherlands)	183,300	19,392,036
South Africa - 1.8%
Clicks Group Ltd.	815,116	7,586,692
Naspers Ltd. Class N	136,100	22,810,597

TOTAL SOUTH AFRICA		30,397,289

Spain - 5.2%
Amadeus IT Holding SA Class A	534,200	25,215,976
Hispania Activos Inmobiliarios SA	322,524	3,972,449
Inditex SA	1,343,490	46,965,520
Merlin Properties Socimi SA	395,600	4,446,924
Prosegur Compania de Seguridad SA (Reg.)	1,089,149	7,914,960

TOTAL SPAIN		88,515,829

Sweden - 4.1%
ASSA ABLOY AB (B Shares)	2,036,683	37,013,568
Fagerhult AB	345,544	8,799,136
Svenska Cellulosa AB (SCA) (B Shares)	440,100	12,468,968
Svenska Handelsbanken AB (A Shares)	905,220	12,340,977

TOTAL SWEDEN		70,622,649

Switzerland - 12.4%
Nestle SA (Reg. S)	1,296,536	94,016,902
Novartis AG	637,428	45,236,724
Roche Holding AG (participation certificate)	230,298	52,895,237
Schindler Holding AG:
(participation certificate)	96,513	17,936,174
(Reg.)	18,350	3,393,512

TOTAL SWITZERLAND		213,478,549

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,474,000	14,861,013
United Kingdom - 8.7%
Associated British Foods PLC	114,100	3,438,390
BAE Systems PLC	1,857,800	12,309,328
Berendsen PLC	774,873	9,161,974
Howden Joinery Group PLC	775,100	3,556,760
Informa PLC	1,883,631	15,504,920
InterContinental Hotel Group PLC ADR (b)	910,546	35,921,040
Prudential PLC	1,292,945	21,099,391
Reckitt Benckiser Group PLC	457,445	40,923,259
Rightmove PLC	85,600	3,913,324
Shaftesbury PLC	362,533	4,069,099

TOTAL UNITED KINGDOM		149,897,485

United States of America - 18.9%
Alphabet, Inc. Class A	32,536	26,350,906
Autoliv, Inc. (b)	178,869	17,310,942
Berkshire Hathaway, Inc. Class B (a)	121,884	17,587,861
China Biologic Products, Inc. (a)	83,466	9,858,169
Domino's Pizza, Inc.	86,790	14,688,340
Martin Marietta Materials, Inc.	68,500	12,698,530
MasterCard, Inc. Class A	335,200	35,873,104
Mohawk Industries, Inc. (a)	117,200	21,599,960
Molson Coors Brewing Co. Class B	107,000	11,107,670
Moody's Corp.	103,800	10,433,976
MSCI, Inc.	118,500	9,502,515
Philip Morris International, Inc.	246,908	23,811,808
PriceSmart, Inc.	86,955	7,908,557
ResMed, Inc. (b)	167,700	10,023,429
Reynolds American, Inc.	408,900	22,522,212
S&P Global, Inc.	111,300	13,561,905
Sherwin-Williams Co.	46,500	11,385,990
SS&C Technologies Holdings, Inc.	273,000	8,716,890
Visa, Inc. Class A	490,860	40,500,859

TOTAL UNITED STATES OF AMERICA		325,443,623

TOTAL COMMON STOCKS
(Cost $1,532,438,842)		1,639,679,833

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 0.41% (c)	67,621,343	67,641,629
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	65,512,149	65,525,251
TOTAL MONEY MARKET FUNDS
(Cost $133,148,457)		133,166,880
TOTAL INVESTMENT PORTFOLIO - 103.2%
(Cost $1,665,587,299)		1,772,846,713
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(54,858,116)
NET ASSETS - 100%		$1,717,988,597

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$153,079
Fidelity Securities Lending Cash Central Fund	587,874
Total	$740,953

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$218,727,229	$218,727,229	$--	$--
Consumer Staples	339,100,414	204,160,253	134,940,161	--
Energy	5,079,922	5,079,922	--	--
Financials	158,633,961	125,193,593	33,440,368	--
Health Care	306,008,441	149,357,026	156,651,415	--
Industrials	191,432,373	142,109,477	49,322,896	--
Information Technology	278,099,431	196,789,247	81,310,184	--
Materials	92,308,424	92,308,424	--	--
Real Estate	43,011,689	43,011,689	--	--
Telecommunication Services	7,277,949	7,277,949	--	--
Money Market Funds	133,166,880	133,166,880	--	--
Total Investments in Securities:	$1,772,846,713	$1,317,181,689	$455,665,024	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$21,897,919
Level 2 to Level 1	$247,648,457

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $64,303,919) — See accompanying schedule: Unaffiliated issuers (cost $1,532,438,842)	$1,639,679,833
Fidelity Central Funds (cost $133,148,457)	133,166,880
Total Investments (cost $1,665,587,299)		$1,772,846,713
Receivable for investments sold		7,778,797
Receivable for fund shares sold		3,279,137
Dividends receivable		5,744,807
Distributions receivable from Fidelity Central Funds		20,812
Prepaid expenses		4,476
Total assets		1,789,674,742
Liabilities
Payable to custodian bank	$8,686
Payable for investments purchased	1,703,683
Payable for fund shares redeemed	2,681,767
Accrued management fee	1,084,893
Distribution and service plan fees payable	104,520
Other affiliated payables	378,413
Other payables and accrued expenses	213,103
Collateral on securities loaned, at value	65,511,080
Total liabilities		71,686,145
Net Assets		$1,717,988,597
Net Assets consist of:
Paid in capital		$1,672,577,084
Undistributed net investment income		17,435,692
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,038,459)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		107,014,280
Net Assets		$1,717,988,597
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($221,861,000 ÷ 20,393,992 shares)		$10.88
Maximum offering price per share (100/94.25 of $10.88)		$11.54
Class T:
Net Asset Value and redemption price per share ($27,966,198 ÷ 2,578,923 shares)		$10.84
Maximum offering price per share (100/96.50 of $10.84)		$11.23
Class C:
Net Asset Value and offering price per share ($52,737,803 ÷ 4,941,263 shares)(a)		$10.67
International Growth:
Net Asset Value, offering price and redemption price per share ($1,038,771,000 ÷ 94,705,579 shares)		$10.97
Class I:
Net Asset Value, offering price and redemption price per share ($359,675,823 ÷ 32,844,803 shares)		$10.95
Class Z:
Net Asset Value, offering price and redemption price per share ($16,976,773 ÷ 1,547,792 shares)		$10.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$33,989,000
Special dividends		6,130,877
Income from Fidelity Central Funds		740,953
Income before foreign taxes withheld		40,860,830
Less foreign taxes withheld		(3,166,504)
Total income		37,694,326
Expenses
Management fee
Basic fee	$11,320,842
Performance adjustment	498,260
Transfer agent fees	3,134,817
Distribution and service plan fees	1,219,459
Accounting and security lending fees	736,338
Custodian fees and expenses	177,219
Independent trustees' fees and expenses	6,856
Registration fees	179,748
Audit	84,301
Legal	5,830
Miscellaneous	11,953
Total expenses before reductions	17,375,623
Expense reductions	(85,361)	17,290,262
Net investment income (loss)		20,404,064
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,802,350)
Fidelity Central Funds	5,196
Foreign currency transactions	411,787
Total net realized gain (loss)		(41,385,367)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $92,422)	(22,951,981)
Assets and liabilities in foreign currencies	(218,422)
Total change in net unrealized appreciation (depreciation)		(23,170,403)
Net gain (loss)		(64,555,770)
Net increase (decrease) in net assets resulting from operations		$(44,151,706)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,404,064	$10,205,219
Net realized gain (loss)	(41,385,367)	(27,463,177)
Change in net unrealized appreciation (depreciation)	(23,170,403)	41,450,250
Net increase (decrease) in net assets resulting from operations	(44,151,706)	24,192,292
Distributions to shareholders from net investment income	(9,313,588)	(7,019,924)
Distributions to shareholders from net realized gain	(1,062,130)	–
Total distributions	(10,375,718)	(7,019,924)
Share transactions - net increase (decrease)	298,573,554	519,861,476
Redemption fees	63,422	54,094
Total increase (decrease) in net assets	244,109,552	537,087,938
Net Assets
Beginning of period	1,473,879,045	936,791,107
End of period	$1,717,988,597	$1,473,879,045
Other Information
Undistributed net investment income end of period	$17,435,692	$9,047,261

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.30	$11.01	$10.78	$8.91	$8.09
Income from Investment Operations
Net investment income (loss)A	.12B	.07	.09	.08	.08
Net realized and unrealized gain (loss)	(.48)	.28	.18	1.88	.81
Total from investment operations	(.36)	.35	.27	1.96	.89
Distributions from net investment income	(.05)	(.06)	(.03)	(.08)	(.06)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.06)	(.06)	(.04)	(.09)	(.07)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.88	$11.30	$11.01	$10.78	$8.91
Total ReturnD,E	(3.22)%	3.20%	2.54%	22.18%	11.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.27%	1.26%	1.35%	1.44%	1.58%
Expenses net of fee waivers, if any	1.27%	1.26%	1.35%	1.43%	1.45%
Expenses net of all reductions	1.27%	1.25%	1.34%	1.42%	1.44%
Net investment income (loss)	1.05%B	.66%	.84%	.80%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$221,861	$184,878	$119,017	$74,595	$21,874
Portfolio turnover rateH	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.26	$10.96	$10.75	$8.89	$8.08
Income from Investment Operations
Net investment income (loss)A	.08B	.04	.06	.05	.06
Net realized and unrealized gain (loss)	(.48)	.27	.18	1.88	.81
Total from investment operations	(.40)	.31	.24	1.93	.87
Distributions from net investment income	(.01)	(.01)	(.02)	(.07)	(.05)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.02)	(.01)	(.03)	(.07)C	(.06)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.84	$11.26	$10.96	$10.75	$8.89
Total ReturnE,F	(3.58)%	2.85%	2.21%	21.91%	10.82%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.61%	1.58%	1.65%	1.69%	1.85%
Expenses net of fee waivers, if any	1.61%	1.58%	1.65%	1.69%	1.70%
Expenses net of all reductions	1.61%	1.58%	1.65%	1.68%	1.69%
Net investment income (loss)	.71%B	.33%	.53%	.54%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$27,966	$28,833	$26,369	$23,118	$10,690
Portfolio turnover rateI	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions of $0.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $0.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.12	$10.87	$10.69	$8.84	$8.03
Income from Investment Operations
Net investment income (loss)A	.03B	(.02)	.01	.01	.02
Net realized and unrealized gain (loss)	(.47)	.27	.18	1.87	.80
Total from investment operations	(.44)	.25	.19	1.88	.82
Distributions from net investment income	–	–	–	(.02)	(.01)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.01)	–	(.01)	(.03)	(.01)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.67	$11.12	$10.87	$10.69	$8.84
Total ReturnE,F	(3.98)%	2.30%	1.77%	21.29%	10.27%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	2.06%	2.12%	2.19%	2.33%
Expenses net of fee waivers, if any	2.07%	2.06%	2.12%	2.18%	2.20%
Expenses net of all reductions	2.06%	2.05%	2.12%	2.17%	2.19%
Net investment income (loss)	.26%B	(.15)%	.06%	.05%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$52,738	$52,378	$32,737	$17,196	$5,648
Portfolio turnover rateI	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$11.10	$10.84	$8.95	$8.12
Income from Investment Operations
Net investment income (loss)A	.15B	.11	.13	.11	.11
Net realized and unrealized gain (loss)	(.47)	.26	.19	1.88	.81
Total from investment operations	(.32)	.37	.32	1.99	.92
Distributions from net investment income	(.08)	(.09)	(.05)	(.10)	(.08)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.09)	(.09)	(.06)	(.10)C	(.09)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.97	$11.38	$11.10	$10.84	$8.95
Total ReturnE	(2.87)%	3.36%	2.96%	22.48%	11.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	.97%	1.04%	1.13%	1.28%
Expenses net of fee waivers, if any	.99%	.97%	1.04%	1.13%	1.20%
Expenses net of all reductions	.98%	.96%	1.04%	1.11%	1.19%
Net investment income (loss)	1.34%B	.94%	1.14%	1.11%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$1,038,771	$938,348	$635,607	$430,914	$149,526
Portfolio turnover rateH	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.36	$11.08	$10.84	$8.94	$8.12
Income from Investment Operations
Net investment income (loss)A	.15B	.11	.13	.11	.10
Net realized and unrealized gain (loss)	(.47)	.27	.18	1.90	.81
Total from investment operations	(.32)	.38	.31	2.01	.91
Distributions from net investment income	(.08)	(.10)	(.06)	(.10)	(.08)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.09)	(.10)	(.07)	(.11)	(.09)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.95	$11.36	$11.08	$10.84	$8.94
Total ReturnD	(2.87)%	3.41%	2.84%	22.66%	11.28%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	1.04%	1.11%	1.27%
Expenses net of fee waivers, if any	.98%	.98%	1.04%	1.11%	1.20%
Expenses net of all reductions	.98%	.97%	1.04%	1.09%	1.19%
Net investment income (loss)	1.34%B	.94%	1.14%	1.13%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$359,676	$267,745	$121,554	$38,771	$3,992
Portfolio turnover rateG	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class Z

Years ended October 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$11.10	$10.84	$10.26
Income from Investment Operations
Net investment income (loss)B	.16C	.12	.14	.02
Net realized and unrealized gain (loss)	(.47)	.27	.19	.56
Total from investment operations	(.31)	.39	.33	.58
Distributions from net investment income	(.09)	(.11)	(.06)	–
Distributions from net realized gain	(.01)	–	(.01)	–
Total distributions	(.10)	(.11)	(.07)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$10.97	$11.38	$11.10	$10.84
Total ReturnE,F	(2.73)%	3.52%	3.07%	5.65%
Ratios to Average Net AssetsG,H
Expenses before reductions	.85%	.84%	.88%	.94%I
Expenses net of fee waivers, if any	.85%	.84%	.88%	.94%I
Expenses net of all reductions	.84%	.83%	.88%	.93%I
Net investment income (loss)	1.48%C	1.07%	1.30%	.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$16,977	$897	$104	$106
Portfolio turnover rateJ	29%	26%	27%	32%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$194,817,402
Gross unrealized depreciation	(93,740,676)
Net unrealized appreciation (depreciation) on securities	$101,076,726
Tax Cost	$1,671,769,987

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,436,066
Capital loss carryforward	$(72,855,771)
Net unrealized appreciation (depreciation) on securities and other investments	$100,928,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(52,216,684)
Long-term	(20,639,087)
Total no expiration	$(72,855,771)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$10,375,718	$ 7,019,924

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $719,164,252 and $454,780,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$537,307	$5,744
Class T	.25%	.25%	140,372	186
Class B	.75%	.25%	4,121	3,091
Class C	.75%	.25%	537,659	174,241
			$1,219,459	$183,262

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$77,780
Class T	10,120
Class B(a)	6
Class C(a)	11,155
$99,061

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$474,896.22
Class T	87,703.31
Class B	1,164.29
Class C	142,761.27
International Growth	1,826,434.19
Class I	595,723.18
Class Z	6,136.05
	$3,134,817

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,345 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $47,546.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,143 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $587,874, including $40,912 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $74,635 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,726.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$857,372	$684,914
Class T	25,900	29,128
International Growth	6,508,406	5,239,951
Class I	1,913,593	1,064,923
Class Z	8,317	1,008
Total	$9,313,588	$7,019,924
From net realized gain
Class A	$137,180	$–
Class T	20,720	–
Class B	561	–
Class C	39,156	–
International Growth	667,539	–
Class I	196,266	–
Class Z	708	–
Total	$1,062,130	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	9,759,153	9,298,452	$106,168,466	$105,707,223
Reinvestment of distributions	86,347	60,570	970,544	669,298
Shares redeemed	(5,818,948)	(3,798,128)	(63,754,387)	(42,982,992)
Net increase (decrease)	4,026,552	5,560,894	$43,384,623	$63,393,529
Class T
Shares sold	648,968	1,158,910	$7,086,728	$13,286,739
Reinvestment of distributions	4,067	2,593	45,714	28,654
Shares redeemed	(635,077)	(1,005,399)	(6,841,439)	(11,627,373)
Net increase (decrease)	17,958	156,104	$291,003	$1,688,020
Class B
Shares sold	1,881	30,282	$19,626	$347,009
Reinvestment of distributions	50	–	556	–
Shares redeemed	(73,599)	(87,349)	(781,848)	(994,341)
Net increase (decrease)	(71,668)	(57,067)	$(761,666)	$(647,332)
Class C
Shares sold	1,353,782	2,689,800	$14,583,875	$30,433,427
Reinvestment of distributions	3,485	–	38,678	–
Shares redeemed	(1,125,675)	(991,400)	(12,076,750)	(10,978,888)
Net increase (decrease)	231,592	1,698,400	$2,545,803	$19,454,539
International Growth
Shares sold	31,953,739	39,705,804	$351,819,134	$456,131,993
Reinvestment of distributions	515,203	387,169	5,821,794	4,301,448
Shares redeemed	(20,188,262)	(14,942,156)	(220,612,157)	(169,380,325)
Net increase (decrease)	12,280,680	25,150,817	$137,028,771	$291,053,116
Class I
Shares sold	22,905,807	17,728,493	$249,584,348	$201,877,753
Reinvestment of distributions	177,277	92,582	1,999,688	1,026,733
Shares redeemed	(13,798,950)	(5,227,430)	(151,305,009)	(58,733,231)
Net increase (decrease)	9,284,134	12,593,645	$100,279,027	$144,171,255
Class Z
Shares sold	1,706,835	88,007	$18,446,844	$956,120
Reinvestment of distributions	799	91	9,025	1,008
Shares redeemed	(238,655)	(18,621)	(2,649,876)	(208,779)
Net increase (decrease)	1,468,979	69,477	$15,805,993	$748,349

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.29%
Actual		$1,000.00	$992.70	$6.46
Hypothetical-C		$1,000.00	$1,018.65	$6.55
Class T	1.63%
Actual		$1,000.00	$990.90	$8.16
Hypothetical-C		$1,000.00	$1,016.94	$8.26
Class C	2.08%
Actual		$1,000.00	$988.90	$10.40
Hypothetical-C		$1,000.00	$1,014.68	$10.53
International Growth	1.01%
Actual		$1,000.00	$994.60	$5.06
Hypothetical-C		$1,000.00	$1,020.06	$5.13
Class I	1.00%
Actual		$1,000.00	$994.60	$5.01
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class Z	.86%
Actual		$1,000.00	$995.50	$4.31
Hypothetical-C		$1,000.00	$1,020.81	$4.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity International Growth Fund designates 16%, Class A designates 22%, Class B designates 74%, Class C designates 74%, Class T designates 50%, Class I designates 16%, and Class Z designates 14% of the dividends distributed in December 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity International Growth Fund, Class A, Class B, Class C, Class T, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Fidelity International Growth Fund	12/07/15	$0.099	$0.013
Fidelity International Growth Fund: Class A	12/07/15	$0.071	$0.013
Fidelity International Growth Fund: Class B	12/07/15	$0.021	$0.013
Fidelity International Growth Fund: Class C	12/07/15	$0.021	$0.013
Fidelity International Growth Fund: Class T	12/07/15	$0.031	$0.013
Fidelity International Growth Fund: Class I	12/07/15	$0.099	$0.013
Fidelity International Growth Fund: Class Z	12/07/15	$0.115	$0.013

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below the competitive median for 2015, the total expense ratio of Class C ranked equal to the competitive median for 2015, and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AIGF-ANN-1216
1.853349.108

Fidelity® International Growth Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® International Growth Fund	(2.87)%	7.12%	1.89%

 A From November 1, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund, on November 1, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$11,840	Fidelity® International Growth Fund
$9,972	MSCI EAFE Growth Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  The fund’s share classes (excluding sales charges, if applicable) returned about -3% to -4% for the fiscal year, with most results roughly in line with the -3.07% return of the benchmark MSCI EAFE Growth Index. Relative to the benchmark, the fund was hurt the most by its positioning in Japan, where subpar security selection hampered results, as did the effects of a stronger yen, which reduced returns for U.S. investors in Japanese securities. Poor stock picking in the U.K. also detracted – especially a position in diversified retailer Associated British Foods – even as a weaker British pound tempered the fund's underperformance. On the positive side, we benefited from out-of-benchmark holdings in the U.S. – where many of our globally oriented investments happen to be domiciled – and emerging markets. In sector terms, the fund was hurt by stock picking in the real estate category as well as a combination of security selection and sector allocations in industrials and health care. Within health care, the fund was hindered by investments in drug manufacturers Novo Nordisk and Novartis, based in Denmark and Switzerland, respectively. In contrast, the fund was well positioned in information technology and also saw good stock selection in consumer discretionary. Within technology, fund holding Taiwan Semiconductor Manufacturing gained steadily. Elsewhere, the fund’s holding in Keyence, a Japanese maker of sensors for factory automation, also added relative value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United States of America*	23.5%
Japan	13.9%
Switzerland	12.4%
United Kingdom	8.7%
Spain	5.2%
Sweden	4.1%
Australia	4.0%
Belgium	4.0%
Germany	3.9%
Other	20.3%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United States of America*	20.8%
Japan	14.1%
United Kingdom	13.2%
Switzerland	12.7%
Spain	4.9%
Belgium	4.5%
Sweden	4.4%
Australia	4.0%
Denmark	3.3%
Other	18.1%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.4	97.3
Short-Term Investments and Net Other Assets (Liabilities)	4.6	2.7

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	5.5	4.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.5	3.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1	3.5
CSL Ltd. (Australia, Biotechnology)	3.0	2.9
Inditex SA (Spain, Specialty Retail)	2.7	2.6
Novartis AG (Switzerland, Pharmaceuticals)	2.6	2.9
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.4	3.2
Visa, Inc. Class A (United States of America, IT Services)	2.4	2.0
SAP AG (Germany, Software)	2.2	1.9
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.2	2.6
	29.6

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.8	20.4
Health Care	17.8	19.0
Information Technology	16.2	14.2
Consumer Discretionary	12.7	13.3
Industrials	11.1	11.5
Financials	9.2	13.5
Materials	5.4	4.7
Real Estate	2.5	0.0
Telecommunication Services	0.4	0.3
Energy	0.3	0.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
Australia - 4.0%
CSL Ltd.	666,940	$50,992,870
Sydney Airport unit	1,169,545	5,569,352
Transurban Group unit	1,534,773	12,130,344

TOTAL AUSTRALIA		68,692,566

Austria - 1.6%
Andritz AG	392,421	20,526,674
Buwog-Gemeinnuetzige Wohnung	313,203	7,569,166

TOTAL AUSTRIA		28,095,840

Belgium - 4.0%
Anheuser-Busch InBev SA NV	525,691	60,333,432
KBC Groep NV	136,651	8,326,979

TOTAL BELGIUM		68,660,411

Canada - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	132,400	6,651,094
Franco-Nevada Corp.	99,000	6,479,691
Pason Systems, Inc.	446,800	5,079,922

TOTAL CANADA		18,210,707

Cayman Islands - 0.9%
58.com, Inc. ADR (a)(b)	139,970	5,857,745
Alibaba Group Holding Ltd. sponsored ADR (a)	97,500	9,914,775

TOTAL CAYMAN ISLANDS		15,772,520

Denmark - 2.2%
Jyske Bank A/S (Reg.)	182,600	8,286,771
Novo Nordisk A/S Series B sponsored ADR	841,100	29,892,694

TOTAL DENMARK		38,179,465

Finland - 0.3%
Tikkurila Oyj	298,300	5,746,902
France - 1.0%
Essilor International SA (b)	159,360	17,913,594
Germany - 3.9%
Bayer AG	289,500	28,744,364
SAP AG	442,473	38,981,619

TOTAL GERMANY		67,725,983

Hong Kong - 2.1%
AIA Group Ltd.	5,706,000	36,014,042
India - 0.8%
Housing Development Finance Corp. Ltd.	629,768	13,139,078
Ireland - 3.3%
CRH PLC sponsored ADR	946,466	30,570,852
James Hardie Industries PLC CDI	1,702,755	25,426,459

TOTAL IRELAND		55,997,311

Isle of Man - 0.5%
Playtech Ltd.	671,500	7,627,381
Israel - 0.3%
Azrieli Group	118,800	5,060,063
Italy - 0.7%
Azimut Holding SpA	234,600	3,765,120
Interpump Group SpA	532,426	8,544,961

TOTAL ITALY		12,310,081

Japan - 13.9%
Astellas Pharma, Inc.	1,984,100	29,447,740
DENSO Corp.	458,400	19,954,191
East Japan Railway Co.	186,900	16,497,886
Hoya Corp.	358,300	14,981,839
Japan Tobacco, Inc.	689,300	26,252,162
Keyence Corp.	44,662	32,818,287
Misumi Group, Inc.	480,400	8,781,604
Mitsui Fudosan Co. Ltd.	785,000	17,893,988
Nintendo Co. Ltd.	33,500	8,075,516
Olympus Corp.	438,900	15,694,431
OSG Corp. (b)	433,700	9,259,600
Seven Bank Ltd.	1,485,500	4,575,346
SHO-BOND Holdings Co. Ltd.	207,600	10,036,540
USS Co. Ltd.	1,413,900	23,971,719

TOTAL JAPAN		238,240,849

Kenya - 0.4%
Safaricom Ltd.	37,269,700	7,277,949
Korea (South) - 0.7%
BGFretail Co. Ltd.	72,968	11,100,657
Samsung Biologics Co. Ltd. (a)	2,753	327,350

TOTAL KOREA (SOUTH)		11,428,007

Mexico - 0.6%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	114,755	10,978,611
Netherlands - 1.1%
ASML Holding NV (Netherlands)	183,300	19,392,036
South Africa - 1.8%
Clicks Group Ltd.	815,116	7,586,692
Naspers Ltd. Class N	136,100	22,810,597

TOTAL SOUTH AFRICA		30,397,289

Spain - 5.2%
Amadeus IT Holding SA Class A	534,200	25,215,976
Hispania Activos Inmobiliarios SA	322,524	3,972,449
Inditex SA	1,343,490	46,965,520
Merlin Properties Socimi SA	395,600	4,446,924
Prosegur Compania de Seguridad SA (Reg.)	1,089,149	7,914,960

TOTAL SPAIN		88,515,829

Sweden - 4.1%
ASSA ABLOY AB (B Shares)	2,036,683	37,013,568
Fagerhult AB	345,544	8,799,136
Svenska Cellulosa AB (SCA) (B Shares)	440,100	12,468,968
Svenska Handelsbanken AB (A Shares)	905,220	12,340,977

TOTAL SWEDEN		70,622,649

Switzerland - 12.4%
Nestle SA (Reg. S)	1,296,536	94,016,902
Novartis AG	637,428	45,236,724
Roche Holding AG (participation certificate)	230,298	52,895,237
Schindler Holding AG:
(participation certificate)	96,513	17,936,174
(Reg.)	18,350	3,393,512

TOTAL SWITZERLAND		213,478,549

Taiwan - 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,474,000	14,861,013
United Kingdom - 8.7%
Associated British Foods PLC	114,100	3,438,390
BAE Systems PLC	1,857,800	12,309,328
Berendsen PLC	774,873	9,161,974
Howden Joinery Group PLC	775,100	3,556,760
Informa PLC	1,883,631	15,504,920
InterContinental Hotel Group PLC ADR (b)	910,546	35,921,040
Prudential PLC	1,292,945	21,099,391
Reckitt Benckiser Group PLC	457,445	40,923,259
Rightmove PLC	85,600	3,913,324
Shaftesbury PLC	362,533	4,069,099

TOTAL UNITED KINGDOM		149,897,485

United States of America - 18.9%
Alphabet, Inc. Class A	32,536	26,350,906
Autoliv, Inc. (b)	178,869	17,310,942
Berkshire Hathaway, Inc. Class B (a)	121,884	17,587,861
China Biologic Products, Inc. (a)	83,466	9,858,169
Domino's Pizza, Inc.	86,790	14,688,340
Martin Marietta Materials, Inc.	68,500	12,698,530
MasterCard, Inc. Class A	335,200	35,873,104
Mohawk Industries, Inc. (a)	117,200	21,599,960
Molson Coors Brewing Co. Class B	107,000	11,107,670
Moody's Corp.	103,800	10,433,976
MSCI, Inc.	118,500	9,502,515
Philip Morris International, Inc.	246,908	23,811,808
PriceSmart, Inc.	86,955	7,908,557
ResMed, Inc. (b)	167,700	10,023,429
Reynolds American, Inc.	408,900	22,522,212
S&P Global, Inc.	111,300	13,561,905
Sherwin-Williams Co.	46,500	11,385,990
SS&C Technologies Holdings, Inc.	273,000	8,716,890
Visa, Inc. Class A	490,860	40,500,859

TOTAL UNITED STATES OF AMERICA		325,443,623

TOTAL COMMON STOCKS
(Cost $1,532,438,842)		1,639,679,833

Money Market Funds - 7.8%
Fidelity Cash Central Fund, 0.41% (c)	67,621,343	67,641,629
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	65,512,149	65,525,251
TOTAL MONEY MARKET FUNDS
(Cost $133,148,457)		133,166,880
TOTAL INVESTMENT PORTFOLIO - 103.2%
(Cost $1,665,587,299)		1,772,846,713
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(54,858,116)
NET ASSETS - 100%		$1,717,988,597

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$153,079
Fidelity Securities Lending Cash Central Fund	587,874
Total	$740,953

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$218,727,229	$218,727,229	$--	$--
Consumer Staples	339,100,414	204,160,253	134,940,161	--
Energy	5,079,922	5,079,922	--	--
Financials	158,633,961	125,193,593	33,440,368	--
Health Care	306,008,441	149,357,026	156,651,415	--
Industrials	191,432,373	142,109,477	49,322,896	--
Information Technology	278,099,431	196,789,247	81,310,184	--
Materials	92,308,424	92,308,424	--	--
Real Estate	43,011,689	43,011,689	--	--
Telecommunication Services	7,277,949	7,277,949	--	--
Money Market Funds	133,166,880	133,166,880	--	--
Total Investments in Securities:	$1,772,846,713	$1,317,181,689	$455,665,024	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$21,897,919
Level 2 to Level 1	$247,648,457

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $64,303,919) — See accompanying schedule: Unaffiliated issuers (cost $1,532,438,842)	$1,639,679,833
Fidelity Central Funds (cost $133,148,457)	133,166,880
Total Investments (cost $1,665,587,299)		$1,772,846,713
Receivable for investments sold		7,778,797
Receivable for fund shares sold		3,279,137
Dividends receivable		5,744,807
Distributions receivable from Fidelity Central Funds		20,812
Prepaid expenses		4,476
Total assets		1,789,674,742
Liabilities
Payable to custodian bank	$8,686
Payable for investments purchased	1,703,683
Payable for fund shares redeemed	2,681,767
Accrued management fee	1,084,893
Distribution and service plan fees payable	104,520
Other affiliated payables	378,413
Other payables and accrued expenses	213,103
Collateral on securities loaned, at value	65,511,080
Total liabilities		71,686,145
Net Assets		$1,717,988,597
Net Assets consist of:
Paid in capital		$1,672,577,084
Undistributed net investment income		17,435,692
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,038,459)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		107,014,280
Net Assets		$1,717,988,597
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($221,861,000 ÷ 20,393,992 shares)		$10.88
Maximum offering price per share (100/94.25 of $10.88)		$11.54
Class T:
Net Asset Value and redemption price per share ($27,966,198 ÷ 2,578,923 shares)		$10.84
Maximum offering price per share (100/96.50 of $10.84)		$11.23
Class C:
Net Asset Value and offering price per share ($52,737,803 ÷ 4,941,263 shares)(a)		$10.67
International Growth:
Net Asset Value, offering price and redemption price per share ($1,038,771,000 ÷ 94,705,579 shares)		$10.97
Class I:
Net Asset Value, offering price and redemption price per share ($359,675,823 ÷ 32,844,803 shares)		$10.95
Class Z:
Net Asset Value, offering price and redemption price per share ($16,976,773 ÷ 1,547,792 shares)		$10.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$33,989,000
Special dividends		6,130,877
Income from Fidelity Central Funds		740,953
Income before foreign taxes withheld		40,860,830
Less foreign taxes withheld		(3,166,504)
Total income		37,694,326
Expenses
Management fee
Basic fee	$11,320,842
Performance adjustment	498,260
Transfer agent fees	3,134,817
Distribution and service plan fees	1,219,459
Accounting and security lending fees	736,338
Custodian fees and expenses	177,219
Independent trustees' fees and expenses	6,856
Registration fees	179,748
Audit	84,301
Legal	5,830
Miscellaneous	11,953
Total expenses before reductions	17,375,623
Expense reductions	(85,361)	17,290,262
Net investment income (loss)		20,404,064
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,802,350)
Fidelity Central Funds	5,196
Foreign currency transactions	411,787
Total net realized gain (loss)		(41,385,367)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $92,422)	(22,951,981)
Assets and liabilities in foreign currencies	(218,422)
Total change in net unrealized appreciation (depreciation)		(23,170,403)
Net gain (loss)		(64,555,770)
Net increase (decrease) in net assets resulting from operations		$(44,151,706)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,404,064	$10,205,219
Net realized gain (loss)	(41,385,367)	(27,463,177)
Change in net unrealized appreciation (depreciation)	(23,170,403)	41,450,250
Net increase (decrease) in net assets resulting from operations	(44,151,706)	24,192,292
Distributions to shareholders from net investment income	(9,313,588)	(7,019,924)
Distributions to shareholders from net realized gain	(1,062,130)	–
Total distributions	(10,375,718)	(7,019,924)
Share transactions - net increase (decrease)	298,573,554	519,861,476
Redemption fees	63,422	54,094
Total increase (decrease) in net assets	244,109,552	537,087,938
Net Assets
Beginning of period	1,473,879,045	936,791,107
End of period	$1,717,988,597	$1,473,879,045
Other Information
Undistributed net investment income end of period	$17,435,692	$9,047,261

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.30	$11.01	$10.78	$8.91	$8.09
Income from Investment Operations
Net investment income (loss)A	.12B	.07	.09	.08	.08
Net realized and unrealized gain (loss)	(.48)	.28	.18	1.88	.81
Total from investment operations	(.36)	.35	.27	1.96	.89
Distributions from net investment income	(.05)	(.06)	(.03)	(.08)	(.06)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.06)	(.06)	(.04)	(.09)	(.07)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.88	$11.30	$11.01	$10.78	$8.91
Total ReturnD,E	(3.22)%	3.20%	2.54%	22.18%	11.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.27%	1.26%	1.35%	1.44%	1.58%
Expenses net of fee waivers, if any	1.27%	1.26%	1.35%	1.43%	1.45%
Expenses net of all reductions	1.27%	1.25%	1.34%	1.42%	1.44%
Net investment income (loss)	1.05%B	.66%	.84%	.80%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$221,861	$184,878	$119,017	$74,595	$21,874
Portfolio turnover rateH	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.26	$10.96	$10.75	$8.89	$8.08
Income from Investment Operations
Net investment income (loss)A	.08B	.04	.06	.05	.06
Net realized and unrealized gain (loss)	(.48)	.27	.18	1.88	.81
Total from investment operations	(.40)	.31	.24	1.93	.87
Distributions from net investment income	(.01)	(.01)	(.02)	(.07)	(.05)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.02)	(.01)	(.03)	(.07)C	(.06)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.84	$11.26	$10.96	$10.75	$8.89
Total ReturnE,F	(3.58)%	2.85%	2.21%	21.91%	10.82%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.61%	1.58%	1.65%	1.69%	1.85%
Expenses net of fee waivers, if any	1.61%	1.58%	1.65%	1.69%	1.70%
Expenses net of all reductions	1.61%	1.58%	1.65%	1.68%	1.69%
Net investment income (loss)	.71%B	.33%	.53%	.54%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$27,966	$28,833	$26,369	$23,118	$10,690
Portfolio turnover rateI	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions of $0.07 per share is comprised of distributions from net investment income of $0.69 and distributions from net realized gain of $0.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.12	$10.87	$10.69	$8.84	$8.03
Income from Investment Operations
Net investment income (loss)A	.03B	(.02)	.01	.01	.02
Net realized and unrealized gain (loss)	(.47)	.27	.18	1.87	.80
Total from investment operations	(.44)	.25	.19	1.88	.82
Distributions from net investment income	–	–	–	(.02)	(.01)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.01)	–	(.01)	(.03)	(.01)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.67	$11.12	$10.87	$10.69	$8.84
Total ReturnE,F	(3.98)%	2.30%	1.77%	21.29%	10.27%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.07%	2.06%	2.12%	2.19%	2.33%
Expenses net of fee waivers, if any	2.07%	2.06%	2.12%	2.18%	2.20%
Expenses net of all reductions	2.06%	2.05%	2.12%	2.17%	2.19%
Net investment income (loss)	.26%B	(.15)%	.06%	.05%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$52,738	$52,378	$32,737	$17,196	$5,648
Portfolio turnover rateI	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.12) %.

 C Total distributions of $.01 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.006 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$11.10	$10.84	$8.95	$8.12
Income from Investment Operations
Net investment income (loss)A	.15B	.11	.13	.11	.11
Net realized and unrealized gain (loss)	(.47)	.26	.19	1.88	.81
Total from investment operations	(.32)	.37	.32	1.99	.92
Distributions from net investment income	(.08)	(.09)	(.05)	(.10)	(.08)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.09)	(.09)	(.06)	(.10)C	(.09)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.97	$11.38	$11.10	$10.84	$8.95
Total ReturnE	(2.87)%	3.36%	2.96%	22.48%	11.41%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	.97%	1.04%	1.13%	1.28%
Expenses net of fee waivers, if any	.99%	.97%	1.04%	1.13%	1.20%
Expenses net of all reductions	.98%	.96%	1.04%	1.11%	1.19%
Net investment income (loss)	1.34%B	.94%	1.14%	1.11%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$1,038,771	$938,348	$635,607	$430,914	$149,526
Portfolio turnover rateH	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .96%.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.36	$11.08	$10.84	$8.94	$8.12
Income from Investment Operations
Net investment income (loss)A	.15B	.11	.13	.11	.10
Net realized and unrealized gain (loss)	(.47)	.27	.18	1.90	.81
Total from investment operations	(.32)	.38	.31	2.01	.91
Distributions from net investment income	(.08)	(.10)	(.06)	(.10)	(.08)
Distributions from net realized gain	(.01)	–	(.01)	(.01)	(.01)
Total distributions	(.09)	(.10)	(.07)	(.11)	(.09)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.95	$11.36	$11.08	$10.84	$8.94
Total ReturnD	(2.87)%	3.41%	2.84%	22.66%	11.28%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	1.04%	1.11%	1.27%
Expenses net of fee waivers, if any	.98%	.98%	1.04%	1.11%	1.20%
Expenses net of all reductions	.98%	.97%	1.04%	1.09%	1.19%
Net investment income (loss)	1.34%B	.94%	1.14%	1.13%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$359,676	$267,745	$121,554	$38,771	$3,992
Portfolio turnover rateG	29%	26%	27%	32%	32%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Growth Fund Class Z

Years ended October 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$11.10	$10.84	$10.26
Income from Investment Operations
Net investment income (loss)B	.16C	.12	.14	.02
Net realized and unrealized gain (loss)	(.47)	.27	.19	.56
Total from investment operations	(.31)	.39	.33	.58
Distributions from net investment income	(.09)	(.11)	(.06)	–
Distributions from net realized gain	(.01)	–	(.01)	–
Total distributions	(.10)	(.11)	(.07)	–
Redemption fees added to paid in capitalB,D	–	–	–	–
Net asset value, end of period	$10.97	$11.38	$11.10	$10.84
Total ReturnE,F	(2.73)%	3.52%	3.07%	5.65%
Ratios to Average Net AssetsG,H
Expenses before reductions	.85%	.84%	.88%	.94%I
Expenses net of fee waivers, if any	.85%	.84%	.88%	.94%I
Expenses net of all reductions	.84%	.83%	.88%	.93%I
Net investment income (loss)	1.48%C	1.07%	1.30%	.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$16,977	$897	$104	$106
Portfolio turnover rateJ	29%	26%	27%	32%

 A For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.10%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$194,817,402
Gross unrealized depreciation	(93,740,676)
Net unrealized appreciation (depreciation) on securities	$101,076,726
Tax Cost	$1,671,769,987

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,436,066
Capital loss carryforward	$(72,855,771)
Net unrealized appreciation (depreciation) on securities and other investments	$100,928,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(52,216,684)
Long-term	(20,639,087)
Total no expiration	$(72,855,771)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$10,375,718	$ 7,019,924

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $719,164,252 and $454,780,987, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$537,307	$5,744
Class T	.25%	.25%	140,372	186
Class B	.75%	.25%	4,121	3,091
Class C	.75%	.25%	537,659	174,241
			$1,219,459	$183,262

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$77,780
Class T	10,120
Class B(a)	6
Class C(a)	11,155
$99,061

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$474,896.22
Class T	87,703.31
Class B	1,164.29
Class C	142,761.27
International Growth	1,826,434.19
Class I	595,723.18
Class Z	6,136.05
	$3,134,817

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,345 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $47,546.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,143 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $587,874, including $40,912 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $74,635 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,726.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$857,372	$684,914
Class T	25,900	29,128
International Growth	6,508,406	5,239,951
Class I	1,913,593	1,064,923
Class Z	8,317	1,008
Total	$9,313,588	$7,019,924
From net realized gain
Class A	$137,180	$–
Class T	20,720	–
Class B	561	–
Class C	39,156	–
International Growth	667,539	–
Class I	196,266	–
Class Z	708	–
Total	$1,062,130	$–

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	9,759,153	9,298,452	$106,168,466	$105,707,223
Reinvestment of distributions	86,347	60,570	970,544	669,298
Shares redeemed	(5,818,948)	(3,798,128)	(63,754,387)	(42,982,992)
Net increase (decrease)	4,026,552	5,560,894	$43,384,623	$63,393,529
Class T
Shares sold	648,968	1,158,910	$7,086,728	$13,286,739
Reinvestment of distributions	4,067	2,593	45,714	28,654
Shares redeemed	(635,077)	(1,005,399)	(6,841,439)	(11,627,373)
Net increase (decrease)	17,958	156,104	$291,003	$1,688,020
Class B
Shares sold	1,881	30,282	$19,626	$347,009
Reinvestment of distributions	50	–	556	–
Shares redeemed	(73,599)	(87,349)	(781,848)	(994,341)
Net increase (decrease)	(71,668)	(57,067)	$(761,666)	$(647,332)
Class C
Shares sold	1,353,782	2,689,800	$14,583,875	$30,433,427
Reinvestment of distributions	3,485	–	38,678	–
Shares redeemed	(1,125,675)	(991,400)	(12,076,750)	(10,978,888)
Net increase (decrease)	231,592	1,698,400	$2,545,803	$19,454,539
International Growth
Shares sold	31,953,739	39,705,804	$351,819,134	$456,131,993
Reinvestment of distributions	515,203	387,169	5,821,794	4,301,448
Shares redeemed	(20,188,262)	(14,942,156)	(220,612,157)	(169,380,325)
Net increase (decrease)	12,280,680	25,150,817	$137,028,771	$291,053,116
Class I
Shares sold	22,905,807	17,728,493	$249,584,348	$201,877,753
Reinvestment of distributions	177,277	92,582	1,999,688	1,026,733
Shares redeemed	(13,798,950)	(5,227,430)	(151,305,009)	(58,733,231)
Net increase (decrease)	9,284,134	12,593,645	$100,279,027	$144,171,255
Class Z
Shares sold	1,706,835	88,007	$18,446,844	$956,120
Reinvestment of distributions	799	91	9,025	1,008
Shares redeemed	(238,655)	(18,621)	(2,649,876)	(208,779)
Net increase (decrease)	1,468,979	69,477	$15,805,993	$748,349

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Growth Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity International Growth Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.29%
Actual		$1,000.00	$992.70	$6.46
Hypothetical-C		$1,000.00	$1,018.65	$6.55
Class T	1.63%
Actual		$1,000.00	$990.90	$8.16
Hypothetical-C		$1,000.00	$1,016.94	$8.26
Class C	2.08%
Actual		$1,000.00	$988.90	$10.40
Hypothetical-C		$1,000.00	$1,014.68	$10.53
International Growth	1.01%
Actual		$1,000.00	$994.60	$5.06
Hypothetical-C		$1,000.00	$1,020.06	$5.13
Class I	1.00%
Actual		$1,000.00	$994.60	$5.01
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class Z	.86%
Actual		$1,000.00	$995.50	$4.31
Hypothetical-C		$1,000.00	$1,020.81	$4.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Fidelity International Growth Fund designates 16%, Class A designates 22%, Class B designates 74%, Class C designates 74%, Class T designates 50%, Class I designates 16%, and Class Z designates 14% of the dividends distributed in December 2015 during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Fidelity International Growth Fund, Class A, Class B, Class C, Class T, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Fidelity International Growth Fund	12/07/15	$0.099	$0.013
Fidelity International Growth Fund: Class A	12/07/15	$0.071	$0.013
Fidelity International Growth Fund: Class B	12/07/15	$0.021	$0.013
Fidelity International Growth Fund: Class C	12/07/15	$0.021	$0.013
Fidelity International Growth Fund: Class T	12/07/15	$0.031	$0.013
Fidelity International Growth Fund: Class I	12/07/15	$0.099	$0.013
Fidelity International Growth Fund: Class Z	12/07/15	$0.115	$0.013

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z, and the retail class ranked below the competitive median for 2015, the total expense ratio of Class C ranked equal to the competitive median for 2015, and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IGF-ANN-1216
1.912350.106

Fidelity Advisor® Total International Equity Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® Total International Equity Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	(6.47)%	4.15%	(1.68)%
Class T (incl. 3.50% sales charge)	(4.33)%	4.37%	(1.66)%
Class C (incl. contingent deferred sales charge)	(2.40)%	4.62%	(1.76)%
Class I	(0.43)%	5.66%	(0.76)%

 A From November 1, 2007

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total International Equity Fund - Class A on November 1, 2007, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$8,589	Fidelity Advisor® Total International Equity Fund - Class A
$9,058	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.'s June vote to exit the European Union – dubbed "Brexit" – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from "risk off" to "risk on." Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  The fund's share classes (excluding sales charges, if applicable) generated returns ranging from flat to about -1% for the fiscal year, modestly trailing the benchmark MSCI ACWI index. Among sectors, stock selection and underweightings in materials and energy hampered the fund's relative returns given outperformance in those categories. The fund also was hurt by overweighting the lagging health care sector, although good security selection in the group mostly counterbalanced results. Overweighting technology and stock picks in consumer discretionary also added value. Among individual stocks, the fund was hampered by not owning Korea's Samsung Electronics for much of the period; missing gains in this major index name detracted from results. We also were hurt by overweighting Novartis, a Swiss pharmaceutical manufacturer that came under pressure due to mounting concerns about drug pricing. At period end, Novartis was one of the fund's largest holdings. Other detractors included bank stocks Seven Bank (Japan) and Lloyds Banking Group (U.K.), the latter of which fell sharply after Brexit. The fund's top relative contributor was Taiwan Semiconductor Manufacturing, a contract semiconductor manufacturer and one of our largest positions. Also adding value were out-of-benchmark stakes in Fagerhult, a Swedish maker of high-end lighting fixtures, and S&P Global, a U.S.-based provider of financial information.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	13.7%
United States of America*	11.7%
United Kingdom	11.5%
Switzerland	6.9%
France	5.4%
Canada	5.1%
Germany	3.9%
Cayman Islands	3.5%
Australia	3.2%
Other	35.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities)

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	13.7%
United Kingdom	13.5%
United States of America*	12.7%
Switzerland	7.7%
France	7.0%
Germany	3.8%
India	3.3%
Australia	3.2%
Spain	2.8%
Other	32.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	98.5
Short-Term Investments and Net Other Assets (Liabilities)	1.7	1.5

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.2	2.6
Novartis AG (Switzerland, Pharmaceuticals)	1.3	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.3	1.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	1.2
AIA Group Ltd. (Hong Kong, Insurance)	1.1	0.8
Toyota Motor Corp. (Japan, Automobiles)	1.1	0.8
Total SA (France, Oil, Gas & Consumable Fuels)	1.0	1.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0	1.3
SAP AG (Germany, Software)	1.0	0.9
Naspers Ltd. Class N (South Africa, Media)	1.0	0.8
	12.3

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.1	19.3
Information Technology	14.4	12.4
Consumer Staples	14.1	13.7
Consumer Discretionary	12.1	13.8
Health Care	11.8	14.1
Industrials	11.5	11.3
Materials	7.7	5.2
Energy	4.0	3.6
Real Estate	2.1	0.0
Utilities	1.7	2.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Argentina - 0.3%
Banco Macro SA sponsored ADR	5,500	$419,265
Grupo Financiero Galicia SA sponsored ADR	12,300	383,022

TOTAL ARGENTINA		802,287

Australia - 3.2%
Amcor Ltd.	28,434	317,957
Ansell Ltd. (a)	22,997	379,441
Beacon Lighting Group Ltd.	40,231	51,873
CSL Ltd.	39,774	3,041,039
DuluxGroup Ltd.	26,523	129,934
Imdex Ltd. (a)	134,227	61,264
Insurance Australia Group Ltd.	174,629	731,950
Macquarie Group Ltd.	14,748	895,261
Magellan Financial Group Ltd.	22,171	359,066
RCG Corp. Ltd.	104,518	115,682
Sydney Airport unit	145,199	691,435
TFS Corp. Ltd.	72,586	77,303
Transurban Group unit	90,378	714,318
Westpac Banking Corp.	100,266	2,318,646

TOTAL AUSTRALIA		9,885,169

Austria - 0.6%
Andritz AG	25,772	1,348,076
Buwog-Gemeinnuetzige Wohnung	23,117	558,668
Zumtobel AG	2,800	49,164

TOTAL AUSTRIA		1,955,908

Bailiwick of Jersey - 0.2%
Integrated Diagnostics Holdings PLC	22,500	61,875
Wolseley PLC	9,709	505,181

TOTAL BAILIWICK OF JERSEY		567,056

Belgium - 1.9%
Anheuser-Busch InBev SA NV	34,071	3,910,321
Gimv NV	819	44,054
KBC Ancora (a)	4,281	162,414
KBC Groep NV	27,961	1,703,834

TOTAL BELGIUM		5,820,623

Bermuda - 0.7%
Axalta Coating Systems (a)	12,700	319,024
Cheung Kong Infrastructure Holdings Ltd.	41,000	335,959
China Gas Holdings Ltd.	240,000	365,777
China Resource Gas Group Ltd.	125,000	392,461
Credicorp Ltd. (United States)	3,800	564,984
Vostok New Ventures Ltd. SDR (a)	13,260	99,463

TOTAL BERMUDA		2,077,668

Brazil - 1.3%
BB Seguridade Participacoes SA	47,500	478,274
CCR SA	73,200	397,876
Cielo SA	53,036	538,335
Kroton Educacional SA	96,900	482,679
Odontoprev SA	79,300	298,120
Qualicorp SA	59,200	380,942
Smiles SA	20,100	366,863
Ultrapar Participacoes SA	23,100	523,441
Weg SA	77,900	429,524

TOTAL BRAZIL		3,896,054

Canada - 5.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	59,103	2,969,030
Canadian National Railway Co.	31,059	1,952,505
Cara Operations Ltd.	53,859	1,067,302
CCL Industries, Inc. Class B	8,166	1,452,261
Constellation Software, Inc.	3,762	1,762,359
Franco-Nevada Corp.	18,500	1,210,851
Imperial Oil Ltd.	70,726	2,293,731
McCoy Global, Inc. (a)	15,800	20,614
New Look Vision Group, Inc.	3,100	65,129
Pason Systems, Inc.	75,878	862,700
Potash Corp. of Saskatchewan, Inc.	113,126	1,839,468
ShawCor Ltd. Class A	1,500	37,520
Tesco Corp.	5,100	34,935

TOTAL CANADA		15,568,405

Cayman Islands - 3.5%
58.com, Inc. ADR (a)	10,300	431,055
Alibaba Group Holding Ltd. sponsored ADR (a)	28,700	2,918,503
Baidu.com, Inc. sponsored ADR (a)	7,100	1,255,706
Ctrip.com International Ltd. ADR (a)	14,200	626,930
International Housewares Retail Co. Ltd.	250,000	49,964
NetEase, Inc. ADR	2,700	693,873
New Oriental Education & Technology Group, Inc. sponsored ADR	9,500	476,235
Shenzhou International Group Holdings Ltd.	67,000	444,475
Sino Biopharmaceutical Ltd.	630,000	441,091
TAL Education Group ADR (a)	4,900	399,056
Tencent Holdings Ltd.	114,400	3,031,867
Value Partners Group Ltd.	49,000	46,880

TOTAL CAYMAN ISLANDS		10,815,635

China - 0.4%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	126,100	334,800
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	55,516	378,038
Kweichow Moutai Co. Ltd. (A Shares)	7,240	339,732
Shanghai International Airport Co. Ltd. (A Shares)	83,200	332,884

TOTAL CHINA		1,385,454

Denmark - 0.8%
Jyske Bank A/S (Reg.)	14,354	651,415
Novo Nordisk A/S Series B sponsored ADR	49,500	1,759,230
Scandinavian Tobacco Group A/S	4,110	71,151
Spar Nord Bank A/S	11,631	116,725

TOTAL DENMARK		2,598,521

Finland - 0.6%
Sampo Oyj (A Shares)	27,053	1,239,407
Tikkurila Oyj	26,280	506,298

TOTAL FINLAND		1,745,705

France - 5.4%
Atos Origin SA	13,929	1,446,793
AXA SA	77,606	1,750,971
Capgemini SA	13,102	1,085,608
Dassault Systemes SA	4,100	324,686
Elis SA	6,500	108,030
Essilor International SA	9,785	1,099,928
Havas SA	73,304	596,359
Laurent-Perrier Group SA	759	58,323
Sanofi SA	23,403	1,821,194
Societe Generale Series A	40,900	1,595,407
SR Teleperformance SA	6,900	729,195
Total SA	66,278	3,175,041
Vetoquinol SA	1,700	85,489
VINCI SA	24,900	1,803,496
Virbac SA (a)	730	116,197
Vivendi SA	48,952	990,815

TOTAL FRANCE		16,787,532

Germany - 3.8%
Axel Springer Verlag AG	9,700	485,717
BASF AG	24,289	2,141,059
Bayer AG	17,300	1,717,712
CompuGroup Medical AG	7,646	338,506
CTS Eventim AG	8,180	293,902
Fielmann AG	1,858	128,863
Fresenius SE & Co. KGaA	13,500	996,472
GEA Group AG	13,775	532,655
HeidelbergCement Finance AG	8,400	794,490
Linde AG	5,100	841,458
Nexus AG	4,000	82,243
SAP AG	35,457	3,123,741
Wirecard AG	7,300	346,307

TOTAL GERMANY		11,823,125

Hong Kong - 1.7%
AIA Group Ltd.	535,200	3,377,973
CSPC Pharmaceutical Group Ltd.	442,000	458,211
Guangdong Investment Ltd.	286,000	432,196
Power Assets Holdings Ltd.	81,500	766,603
Techtronic Industries Co. Ltd.	96,500	363,327

TOTAL HONG KONG		5,398,310

India - 2.8%
Amara Raja Batteries Ltd.	24,169	366,799
Asian Paints Ltd.	24,503	393,008
Colgate-Palmolive Ltd.	23,160	337,876
Divi's Laboratories Ltd.	19,223	368,838
Eicher Motors Ltd.	1,079	388,538
GlaxoSmithKline Consumer Healthcare Ltd.	3,715	338,555
Godrej Consumer Products Ltd.	17,171	414,207
HDFC Bank Ltd.	16,436	367,279
Hindustan Unilever Ltd.	33,095	415,018
Housing Development Finance Corp. Ltd.	81,505	1,700,468
IndusInd Bank Ltd.	19,406	349,047
ITC Ltd.	152,350	555,221
Jyothy Laboratories Ltd. (a)	16,417	88,231
LIC Housing Finance Ltd.	46,068	402,458
Power Grid Corp. of India Ltd.	133,824	352,889
Sun Pharmaceutical Industries Ltd.	43,682	486,815
Tata Consultancy Services Ltd.	16,393	589,485
Titan Co. Ltd.	38,517	215,695
Zee Entertainment Enterprises Ltd.	48,431	377,796

TOTAL INDIA		8,508,223

Indonesia - 1.1%
PT ACE Hardware Indonesia Tbk	4,363,600	285,935
PT Bank Central Asia Tbk	515,600	613,480
PT Bank Rakyat Indonesia Tbk	1,292,600	1,208,593
PT Kalbe Farma Tbk	2,908,100	387,806
PT Matahari Department Store Tbk	290,100	400,755
PT Surya Citra Media Tbk	1,739,300	353,245

TOTAL INDONESIA		3,249,814

Ireland - 1.9%
Allergan PLC (a)	2,300	480,562
CRH PLC	23,300	756,413
CRH PLC sponsored ADR	54,729	1,767,747
FBD Holdings PLC (a)	5,372	35,972
James Hardie Industries PLC CDI	119,570	1,785,484
Medtronic PLC	11,000	902,220

TOTAL IRELAND		5,728,398

Isle of Man - 0.2%
Playtech Ltd.	49,458	561,780
Israel - 0.6%
Azrieli Group	9,396	400,205
Frutarom Industries Ltd.	7,300	386,284
Ituran Location & Control Ltd.	5,061	134,623
Strauss Group Ltd.	6,859	107,990
Teva Pharmaceutical Industries Ltd. sponsored ADR	19,209	820,993

TOTAL ISRAEL		1,850,095

Italy - 0.6%
Azimut Holding SpA	23,314	374,169
Beni Stabili SpA SIIQ	141,826	82,749
Interpump Group SpA	46,991	754,164
Telecom Italia SpA (a)	609,100	529,487

TOTAL ITALY		1,740,569

Japan - 13.7%
Aoki Super Co. Ltd.	6,000	74,950
Artnature, Inc.	11,900	72,850
Asahi Co. Ltd.	6,300	76,174
Astellas Pharma, Inc.	160,800	2,386,572
Autobacs Seven Co. Ltd.	5,800	82,628
Azbil Corp.	9,000	267,760
Broadleaf Co. Ltd.	2,700	30,406
Central Automotive Products Ltd.	8,000	69,267
Century21 Real Estate Japan Ltd.	4,000	50,234
Coca-Cola Central Japan Co. Ltd.	1,400	30,918
Daiichikosho Co. Ltd.	3,500	152,355
Daikokutenbussan Co. Ltd.	4,000	188,233
Daito Trust Construction Co. Ltd.	4,900	821,183
DENSO Corp.	26,800	1,166,606
Dentsu, Inc.	10,600	529,646
East Japan Railway Co.	16,800	1,482,956
Fuji Heavy Industries Ltd.	24,300	948,643
Funai Soken Holdings, Inc.	3,300	51,103
GCA Savvian Group Corp.	8,800	65,872
Goldcrest Co. Ltd.	8,560	155,985
Hokuriku Electrical Construction Co. Ltd.	6,000	49,147
Hoya Corp.	44,200	1,848,164
Hub Co. Ltd.	2,500	41,218
Itochu Corp.	68,900	872,830
Iwatsuka Confectionary Co. Ltd.	800	26,585
Japan Digital Laboratory Co.	6,600	102,836
Japan Tobacco, Inc.	65,320	2,487,728
Kao Corp.	9,700	499,938
KDDI Corp.	30,200	917,874
Keyence Corp.	2,621	1,925,949
Kobayashi Pharmaceutical Co. Ltd.	4,000	209,402
Komatsu Ltd.	35,400	787,972
Koshidaka Holdings Co. Ltd.	4,000	65,147
Kusuri No Aoki Co. Ltd.	1,000	51,111
Lasertec Corp.	6,300	122,432
Makita Corp.	10,900	755,631
Medikit Co. Ltd.	1,800	78,183
Misumi Group, Inc.	37,400	683,664
Mitsubishi UFJ Financial Group, Inc.	482,600	2,490,125
Mitsui Fudosan Co. Ltd.	46,000	1,048,565
Nagaileben Co. Ltd.	9,200	202,475
Nakano Refrigerators Co. Ltd.	2,000	53,972
ND Software Co. Ltd.	6,000	48,517
Nihon Parkerizing Co. Ltd.	19,600	271,002
Nintendo Co. Ltd.	3,500	843,711
Nippon Prologis REIT, Inc.	53	119,928
Nippon Telegraph & Telephone Corp.	33,900	1,503,019
NS Tool Co. Ltd.	3,800	92,762
OBIC Co. Ltd.	17,700	921,541
Olympus Corp.	52,900	1,891,628
ORIX Corp.	76,200	1,210,175
OSG Corp.	37,000	789,959
Paramount Bed Holdings Co. Ltd.	3,400	129,684
ProNexus, Inc.	8,400	88,830
San-Ai Oil Co. Ltd.	11,000	77,725
Seven & i Holdings Co. Ltd.	21,800	911,122
Seven Bank Ltd.	103,300	318,164
Shin-Etsu Chemical Co. Ltd.	6,600	501,655
SHO-BOND Holdings Co. Ltd.	22,100	1,068,437
Shoei Co. Ltd.	5,800	105,857
SK Kaken Co. Ltd.	1,100	114,647
Software Service, Inc.	1,600	64,842
Sony Corp.	30,600	964,458
Sony Financial Holdings, Inc.	36,800	517,944
Techno Medica Co. Ltd.	1,800	30,775
The Monogatari Corp.	1,500	69,014
TKC Corp.	3,300	97,707
Tocalo Co. Ltd.	2,800	62,958
Toyota Motor Corp.	55,800	3,236,777
Tsutsumi Jewelry Co. Ltd.	2,400	38,081
USS Co. Ltd.	105,600	1,790,377
Welcia Holdings Co. Ltd.	900	61,533
Workman Co. Ltd.	3,800	120,664
Yamada Consulting Group Co. Ltd.	2,000	84,486
Yamato Kogyo Co. Ltd.	1,700	47,935

TOTAL JAPAN		42,221,203

Kenya - 0.3%
Safaricom Ltd.	4,026,600	786,306
Korea (South) - 2.1%
AMOREPACIFIC Corp.	1,788	561,215
AMOREPACIFIC Group, Inc.	3,370	436,072
BGFretail Co. Ltd.	5,676	863,493
Coway Co. Ltd.	5,672	444,336
KT&G Corp.	5,138	507,621
Leeno Industrial, Inc.	1,292	48,573
LG Household & Health Care Ltd.	644	461,707
NAVER Corp.	1,015	760,526
Samsung Biologics Co. Ltd. (a)	493	58,621
Samsung Electronics Co. Ltd.	1,708	2,447,563

TOTAL KOREA (SOUTH)		6,589,727

Luxembourg - 0.2%
Eurofins Scientific SA	800	363,487
RTL Group SA	3,469	270,565

TOTAL LUXEMBOURG		634,052

Mexico - 1.9%
Banregio Grupo Financiero S.A.B. de CV	56,000	366,914
Consorcio ARA S.A.B. de CV	254,355	95,815
Embotelladoras Arca S.A.B. de CV	56,700	352,841
Fomento Economico Mexicano S.A.B. de CV:
unit	70,800	679,120
sponsored ADR	6,733	644,146
Gruma S.A.B. de CV Series B	30,770	426,932
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	42,600	411,756
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	26,675	424,279
Grupo Aeroportuario Norte S.A.B. de CV	56,800	330,474
Grupo Financiero Banorte S.A.B. de CV Series O	99,200	584,199
Kimberly-Clark de Mexico SA de CV Series A	180,400	389,033
Megacable Holdings S.A.B. de CV unit	92,900	337,765
Promotora y Operadora de Infraestructura S.A.B. de CV	33,525	374,786
Wal-Mart de Mexico SA de CV Series V	258,200	546,290

TOTAL MEXICO		5,964,350

Netherlands - 1.9%
Aalberts Industries NV	6,100	192,685
ASML Holding NV (Netherlands)	10,900	1,153,154
Heijmans NV (Certificaten Van Aandelen) (a)	4,481	42,977
ING Groep NV (Certificaten Van Aandelen)	141,276	1,854,533
PostNL NV (a)	55,000	259,135
RELX NV	70,060	1,181,389
Takeaway.com Holding BV (b)	1,800	42,335
VastNed Retail NV	4,191	161,069
Wolters Kluwer NV	17,474	676,264
Yandex NV Series A (a)	16,800	330,792

TOTAL NETHERLANDS		5,894,333

Norway - 0.3%
Kongsberg Gruppen ASA	4,700	67,124
Statoil ASA	53,200	868,544

TOTAL NORWAY		935,668

Philippines - 0.6%
Ayala Corp.	22,190	382,590
Ayala Land, Inc.	551,100	412,504
D&L Industries, Inc.	1,493,800	338,676
Jollibee Food Corp.	18,980	93,275
SM Investments Corp.	27,670	383,945
SM Prime Holdings, Inc.	700,800	389,257

TOTAL PHILIPPINES		2,000,247

Russia - 0.6%
Magnit OJSC	3,208	537,861
NOVATEK OAO GDR (Reg. S)	4,500	481,050
Sberbank of Russia (a)	318,370	741,054

TOTAL RUSSIA		1,759,965

South Africa - 2.4%
Aspen Pharmacare Holdings Ltd.	21,500	468,356
Bidcorp Ltd.	24,832	437,846
Capitec Bank Holdings Ltd.	8,500	431,816
Clicks Group Ltd.	60,693	564,900
Discovery Ltd.	49,967	427,010
FirstRand Ltd.	162,500	582,331
Mondi Ltd.	18,400	359,574
Naspers Ltd. Class N	18,400	3,083,872
Sanlam Ltd.	100,400	486,671
Shoprite Holdings Ltd.	31,100	458,990

TOTAL SOUTH AFRICA		7,301,366

Spain - 3.2%
Amadeus IT Holding SA Class A	39,400	1,859,808
Banco Bilbao Vizcaya Argentaria SA	41,500	298,746
Banco Santander SA (Spain)	134,400	658,564
CaixaBank SA	225,800	681,326
Hispania Activos Inmobiliarios SA	50,395	620,703
Iberdrola SA	230,220	1,569,163
Inditex SA	78,736	2,752,441
Mediaset Espana Comunicacion SA	26,700	298,228
Merlin Properties Socimi SA	33,300	374,324
Prosegur Compania de Seguridad SA (Reg.)	94,276	685,114

TOTAL SPAIN		9,798,417

Sweden - 2.6%
Addlife AB (a)	3,000	46,334
AddTech AB (B Shares)	5,000	71,135
ASSA ABLOY AB (B Shares)	143,500	2,607,891
Fagerhult AB	31,155	793,349
Intrum Justitia AB	2,763	85,195
Loomis AB (B Shares)	3,300	93,898
Nordea Bank AB	143,867	1,512,394
Saab AB (B Shares)	4,100	145,259
Svenska Cellulosa AB (SCA) (B Shares)	27,300	773,467
Svenska Handelsbanken AB (A Shares)	55,245	753,162
Swedbank AB (A Shares)	42,000	983,952

TOTAL SWEDEN		7,866,036

Switzerland - 6.9%
ABB Ltd. (Reg.)	54,740	1,129,310
Credit Suisse Group AG	50,421	703,513
Lafargeholcim Ltd. (Reg.)	17,980	960,278
Nestle SA (Reg. S)	92,498	6,707,391
Novartis AG	57,856	4,105,900
Roche Holding AG (participation certificate)	13,644	3,133,777
Schindler Holding AG:
(participation certificate)	5,761	1,070,636
(Reg.)	1,121	207,309
Sika AG	90	432,560
Syngenta AG (Switzerland)	539	215,689
Tecan Group AG	600	98,833
UBS Group AG	88,289	1,242,226
Zurich Insurance Group AG	5,276	1,380,381

TOTAL SWITZERLAND		21,387,803

Taiwan - 1.7%
Addcn Technology Co. Ltd.	8,772	55,923
Advantech Co. Ltd.	44,000	358,660
ECLAT Textile Co. Ltd.	33,643	383,077
Largan Precision Co. Ltd.	4,870	576,921
Taiwan Semiconductor Manufacturing Co. Ltd.	646,035	3,880,653

TOTAL TAIWAN		5,255,234

Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	38,600	419,739
Bangkok Dusit Medical Services PCL (For. Reg.)	516,200	335,908
Minor International PCL (For. Reg.)	341,900	375,687
Thai Beverage PCL	437,700	303,598

TOTAL THAILAND		1,434,932

United Arab Emirates - 0.1%
DP World Ltd.	17,663	317,051
United Kingdom - 11.5%
AA PLC	16,973	53,205
Alliance Pharma PLC	68,814	38,113
Associated British Foods PLC	6,700	201,904
AstraZeneca PLC (United Kingdom)	34,128	1,911,000
Aviva PLC	208,879	1,131,869
Avon Rubber PLC	4,000	48,568
BAE Systems PLC	289,721	1,919,620
Bellway PLC	5,528	160,090
Berendsen PLC	64,955	768,018
BHP Billiton PLC	78,575	1,181,538
BP PLC	343,200	2,028,898
British American Tobacco PLC (United Kingdom)	12,300	704,949
Britvic PLC	7,617	51,744
Bunzl PLC	38,895	1,046,888
Compass Group PLC	62,107	1,123,782
Dechra Pharmaceuticals PLC	9,600	158,043
Domino's Pizza UK & IRL PLC	9,218	38,373
DP Poland PLC (a)	200,000	132,804
Elementis PLC	56,008	163,295
Great Portland Estates PLC	15,372	111,763
Hilton Food Group PLC	5,400	40,021
Howden Joinery Group PLC	73,700	338,193
HSBC Holdings PLC sponsored ADR	48,669	1,831,414
Imperial Tobacco Group PLC	39,418	1,908,435
Informa PLC	257,941	2,123,216
InterContinental Hotel Group PLC ADR	57,812	2,280,683
ITE Group PLC	44,000	77,418
ITV PLC	176,219	367,755
JUST EAT Ltd. (a)	9,740	67,000
Lloyds Banking Group PLC	1,641,100	1,146,018
Micro Focus International PLC	36,100	946,031
National Grid PLC	90,068	1,171,584
NMC Health PLC	20,800	371,959
Prudential PLC	76,137	1,242,469
Reckitt Benckiser Group PLC	27,351	2,446,834
Rightmove PLC	8,000	365,731
Rio Tinto PLC	47,002	1,634,509
Royal Dutch Shell PLC Class B (United Kingdom)	39,540	1,019,836
Shaftesbury PLC	39,537	443,766
Spectris PLC	9,670	242,521
Spirax-Sarco Engineering PLC	5,799	313,163
Ted Baker PLC	2,375	71,948
Topps Tiles PLC	45,500	50,958
Ultra Electronics Holdings PLC	5,901	134,200
Unite Group PLC	20,151	136,520
Vodafone Group PLC sponsored ADR	59,126	1,646,068

TOTAL UNITED KINGDOM		35,392,714

United States of America - 10.0%
A.O. Smith Corp.	7,400	334,258
Alphabet, Inc.:
Class A	1,930	1,563,107
Class C (a)	431	338,137
Amazon.com, Inc. (a)	420	331,724
American Tower Corp.	2,800	328,132
Amphenol Corp. Class A	5,600	369,208
Autoliv, Inc.	11,354	1,098,840
Berkshire Hathaway, Inc. Class B (a)	7,516	1,084,559
Broadridge Financial Solutions, Inc.	740	47,848
China Biologic Products, Inc. (a)	9,600	1,133,856
ConocoPhillips Co.	18,100	786,445
Constellation Brands, Inc. Class A (sub. vtg.)	5,000	835,600
Domino's Pizza, Inc.	5,900	998,516
Ecolab, Inc.	2,600	296,842
Edgewell Personal Care Co. (a)	4,300	324,220
Energizer Holdings, Inc.	900	41,859
Facebook, Inc. Class A (a)	2,500	327,475
Gartner, Inc. (a)	3,400	292,536
International Flavors & Fragrances, Inc.	2,600	340,028
Kennedy-Wilson Holdings, Inc.	4,173	85,964
Martin Marietta Materials, Inc.	4,470	828,649
MasterCard, Inc. Class A	23,340	2,497,847
Mettler-Toledo International, Inc. (a)	900	363,672
Mohawk Industries, Inc. (a)	7,565	1,394,230
Molson Coors Brewing Co. Class B	11,900	1,235,339
Moody's Corp.	9,200	924,784
MSCI, Inc.	11,600	930,204
NIKE, Inc. Class B	6,200	311,116
Philip Morris International, Inc.	18,100	1,745,564
PPG Industries, Inc.	3,500	325,955
PriceSmart, Inc.	6,785	617,096
ResMed, Inc.	11,020	658,665
Reynolds American, Inc.	24,100	1,327,428
S&P Global, Inc.	17,000	2,071,450
Sherwin-Williams Co.	2,700	661,122
SS&C Technologies Holdings, Inc.	20,208	645,241
TransDigm Group, Inc.	1,200	326,952
Visa, Inc. Class A	32,977	2,720,932
Yum! Brands, Inc.	4,000	345,120

TOTAL UNITED STATES OF AMERICA		30,890,520

TOTAL COMMON STOCKS
(Cost $262,001,434)		299,196,255

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 0.2%
India - 0.2%
PC Jeweller Ltd. 13.00% (c)	3,557,622	641,313
Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.8%
Ambev SA sponsored ADR	139,800	824,820
Itau Unibanco Holding SA	90,970	1,094,376
Itausa-Investimentos Itau SA (PN)	195,700	578,762
		2,497,958
Germany - 0.1%
Sartorius AG (non-vtg.)	3,900	306,407

TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,804,365

TOTAL PREFERRED STOCKS
(Cost $2,777,193)		3,445,678

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.41% (d)	5,032,207	5,033,717
TOTAL MONEY MARKET FUNDS
(Cost $5,033,717)		5,033,717
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $269,812,344)		307,675,650
NET OTHER ASSETS (LIABILITIES) - 0.1%		334,327
NET ASSETS - 100%		$308,009,977

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,335 or 0.0% of net assets.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $641,313 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$530,934

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,031
Fidelity Securities Lending Cash Central Fund	69,511
Total	$83,542

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$37,873,996	$30,916,851	$6,957,145	$--
Consumer Staples	42,442,010	32,582,836	9,859,174	--
Energy	12,210,480	5,118,161	7,092,319	--
Financials	52,771,195	33,798,106	18,973,089	--
Health Care	37,136,733	22,001,957	15,134,776	--
Industrials	35,229,107	27,602,925	7,626,182	--
Information Technology	44,453,250	32,420,124	12,033,126	--
Materials	23,454,257	19,666,108	3,788,149	--
Real Estate	6,301,519	6,301,519	--	--
Telecommunication Services	5,382,754	2,432,374	2,950,380	--
Utilities	5,386,632	4,215,048	1,171,584	--
Money Market Funds	5,033,717	5,033,717	--	--
Total Investments in Securities:	$307,675,650	$222,089,726	$85,585,924	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,305,275
Level 2 to Level 1	$62,217,779

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $264,778,627)	$302,641,933
Fidelity Central Funds (cost $5,033,717)	5,033,717
Total Investments (cost $269,812,344)		$307,675,650
Receivable for investments sold		1,703,656
Receivable for fund shares sold		40,575
Dividends receivable		1,005,096
Distributions receivable from Fidelity Central Funds		2,021
Prepaid expenses		809
Receivable from investment adviser for expense reductions		3,391
Other receivables		24,896
Total assets		310,456,094
Liabilities
Payable to custodian bank	$750,608
Payable for investments purchased	995,260
Payable for fund shares redeemed	332,666
Accrued management fee	203,776
Distribution and service plan fees payable	10,023
Other affiliated payables	47,733
Other payables and accrued expenses	106,051
Total liabilities		2,446,117
Net Assets		$308,009,977
Net Assets consist of:
Paid in capital		$293,083,649
Undistributed net investment income		3,810,969
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,713,795)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,829,154
Net Assets		$308,009,977
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,575,617 ÷ 1,117,667 shares)		$7.67
Maximum offering price per share (100/94.25 of $7.67)		$8.14
Class T:
Net Asset Value and redemption price per share ($13,893,054 ÷ 1,804,873 shares)		$7.70
Maximum offering price per share (100/96.50 of $7.70)		$7.98
Class C:
Net Asset Value and offering price per share ($2,713,045 ÷ 354,377 shares)(a)		$7.66
Total International Equity:
Net Asset Value, offering price and redemption price per share ($280,672,096 ÷ 36,473,384 shares)		$7.70
Class I:
Net Asset Value, offering price and redemption price per share ($2,156,165 ÷ 281,538 shares)		$7.66

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$8,590,858
Income from Fidelity Central Funds		83,542
Income before foreign taxes withheld		8,674,400
Less foreign taxes withheld		(700,044)
Total income		7,974,356
Expenses
Management fee
Basic fee	$2,188,799
Performance adjustment	357,171
Transfer agent fees	408,973
Distribution and service plan fees	119,866
Accounting and security lending fees	162,609
Custodian fees and expenses	195,092
Independent trustees' fees and expenses	1,359
Registration fees	74,710
Audit	121,613
Legal	2,584
Miscellaneous	2,496
Total expenses before reductions	3,635,272
Expense reductions	(29,592)	3,605,680
Net investment income (loss)		4,368,676
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,222,970
Fidelity Central Funds	947
Foreign currency transactions	15,361
Total net realized gain (loss)		3,239,278
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $30,538)	(10,440,884)
Assets and liabilities in foreign currencies	(60,918)
Total change in net unrealized appreciation (depreciation)		(10,501,802)
Net gain (loss)		(7,262,524)
Net increase (decrease) in net assets resulting from operations		$(2,893,848)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,368,676	$4,170,618
Net realized gain (loss)	3,239,278	(5,852,740)
Change in net unrealized appreciation (depreciation)	(10,501,802)	(558,579)
Net increase (decrease) in net assets resulting from operations	(2,893,848)	(2,240,701)
Distributions to shareholders from net investment income	(3,869,339)	(5,482,469)
Distributions to shareholders from net realized gain	–	(1,726,810)
Total distributions	(3,869,339)	(7,209,279)
Share transactions - net increase (decrease)	(21,421,371)	(4,678,824)
Redemption fees	1,162	1,289
Total increase (decrease) in net assets	(28,183,396)	(14,127,515)
Net Assets
Beginning of period	336,193,373	350,320,888
End of period	$308,009,977	$336,193,373
Other Information
Undistributed net investment income end of period	$3,810,969	$3,560,437

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.79	$8.00	$8.27	$7.31	$6.67
Income from Investment Operations
Net investment income (loss)A	.08	.07	.13	.09	.13
Net realized and unrealized gain (loss)	(.14)	(.14)	(.12)	1.24	.59
Total from investment operations	(.06)	(.07)	.01	1.33	.72
Distributions from net investment income	(.06)	(.10)	(.10)	(.13)	(.08)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.06)	(.14)	(.28)	(.37)B	(.08)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.67	$7.79	$8.00	$8.27	$7.31
Total ReturnD,E	(.76)%	(.89)%	.19%	19.00%	10.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.48%	1.44%	1.50%	1.57%
Expenses net of fee waivers, if any	1.45%	1.45%	1.44%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.44%	1.44%	1.43%	1.42%
Net investment income (loss)	1.10%	.86%	1.63%	1.21%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$8,576	$9,163	$9,164	$9,034	$5,767
Portfolio turnover rateH	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.81	$8.04	$8.32	$7.37	$6.73
Income from Investment Operations
Net investment income (loss)A	.06	.05	.11	.07	.11
Net realized and unrealized gain (loss)	(.13)	(.15)	(.12)	1.25	.59
Total from investment operations	(.07)	(.10)	(.01)	1.32	.70
Distributions from net investment income	(.04)	(.09)	(.09)	(.13)	(.06)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.04)	(.13)	(.27)	(.37)B	(.06)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.70	$7.81	$8.04	$8.32	$7.37
Total ReturnD,E	(.86)%	(1.26)%	(.06)%	18.73%	10.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.73%	1.70%	1.68%	1.75%	1.84%
Expenses net of fee waivers, if any	1.70%	1.70%	1.68%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.69%	1.68%	1.67%	1.67%
Net investment income (loss)	.85%	.61%	1.38%	.96%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$13,893	$13,962	$10,282	$7,909	$2,348
Portfolio turnover rateH	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.77	$8.00	$8.28	$7.31	$6.67
Income from Investment Operations
Net investment income (loss)A	.03	.01	.07	.04	.08
Net realized and unrealized gain (loss)	(.14)	(.15)	(.12)	1.25	.58
Total from investment operations	(.11)	(.14)	(.05)	1.29	.66
Distributions from net investment income	–	(.05)	(.05)	(.08)	(.02)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	–	(.09)	(.23)	(.32)B	(.02)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.66	$7.77	$8.00	$8.28	$7.31
Total ReturnD,E	(1.42)%	(1.73)%	(.57)%	18.30%	9.98%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.30%	2.26%	2.22%	2.26%	2.31%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.20%	2.19%	2.20%	2.18%	2.17%
Net investment income (loss)	.35%	.11%	.87%	.46%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$2,713	$3,311	$4,028	$3,584	$2,737
Portfolio turnover rateH	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.82	$8.03	$8.29	$7.32	$6.69
Income from Investment Operations
Net investment income (loss)A	.11	.10	.16	.12	.15
Net realized and unrealized gain (loss)	(.13)	(.14)	(.12)	1.24	.58
Total from investment operations	(.02)	(.04)	.04	1.36	.73
Distributions from net investment income	(.10)	(.13)	(.12)	(.15)	(.10)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.10)	(.17)	(.30)	(.39)B	(.10)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.70	$7.82	$8.03	$8.29	$7.32
Total ReturnD	(.32)%	(.51)%	.55%	19.48%	11.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.11%	1.07%	1.04%	1.09%	1.16%
Expenses net of fee waivers, if any	1.11%	1.07%	1.04%	1.09%	1.16%
Expenses net of all reductions	1.10%	1.06%	1.04%	1.07%	1.13%
Net investment income (loss)	1.44%	1.24%	2.03%	1.57%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$280,672	$307,035	$324,438	$324,395	$281,979
Portfolio turnover rateG	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.78	$7.99	$8.26	$7.30	$6.67
Income from Investment Operations
Net investment income (loss)A	.10	.09	.15	.11	.14
Net realized and unrealized gain (loss)	(.13)	(.14)	(.12)	1.24	.59
Total from investment operations	(.03)	(.05)	.03	1.35	.73
Distributions from net investment income	(.09)	(.12)	(.12)	(.15)	(.10)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.09)	(.16)	(.30)	(.39)B	(.10)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.66	$7.78	$7.99	$8.26	$7.30
Total ReturnD	(.43)%	(.64)%	.37%	19.40%	11.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.17%	1.15%	1.21%	1.27%
Expenses net of fee waivers, if any	1.20%	1.17%	1.15%	1.20%	1.20%
Expenses net of all reductions	1.20%	1.16%	1.15%	1.18%	1.17%
Net investment income (loss)	1.35%	1.14%	1.91%	1.46%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$2,156	$2,602	$2,240	$2,372	$1,514
Portfolio turnover rateG	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Class I, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$50,258,531
Gross unrealized depreciation	(14,805,268)
Net unrealized appreciation (depreciation) on securities	$35,453,263
Tax Cost	$272,222,387

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,810,198
Capital loss carryforward	$(24,303,752)
Net unrealized appreciation (depreciation) on securities and other investments	$35,419,883

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(13,607,298)
2019	(8,855,997)
Total with expiration	$(22,463,295)
No expiration
Short-term	$(1,840,457)
Total capital loss carryforward	$(24,303,752)

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $4,535,766 per year.

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$3,869,339	$ 5,482,470
Long-term Capital Gains	–	1,726,809
Total	$3,869,339	$ 7,209,279

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $159,821,752 and $182,520,476, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$21,917	$1,496
Class T	.25%	.25%	67,714	–
Class B	.75%	.25%	651	488
Class C	.75%	.25%	29,584	5,455
			$119,866	$7,439

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,410
Class T	1,002
Class C(a)	592
$4,004

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$24,190.28
Class T	32,787.24
Class B	175.27
Class C	9,259.31
Total International Equity	336,543.12
Class I	6,019.23
	$408,973

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliates were $710 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $799 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in cash the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $69,511. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$5,835
Class T	1.70%	4,404
Class B	2.20%	35
Class C	2.20%	3,093
Total International Equity	1.20%	2,140
Class I	1.20%	435
		$15,942

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,300 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,350.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$72,361	$113,499
Class T	77,358	118,041
Class B	–	852
Class C	–	26,493
Total International Equity	3,691,251	5,189,901
Class I	28,369	33,683
Total	$3,869,339	$5,482,469
From net realized gain
Class A	$–	$45,400
Class T	–	52,463
Class B	–	832
Class C	–	19,994
Total International Equity	–	1,596,893
Class I	–	11,228
Total	$–	$1,726,810

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	221,277	302,437	$1,661,593	$2,413,258
Reinvestment of distributions	9,322	20,115	71,782	158,306
Shares redeemed	(289,523)	(290,995)	(2,176,317)	(2,277,557)
Net increase (decrease)	(58,924)	31,557	$(442,942)	$294,007
Class T
Shares sold	459,219	824,018	$3,481,274	$6,637,966
Reinvestment of distributions	9,988	21,537	77,308	170,355
Shares redeemed	(451,150)	(337,655)	(3,381,486)	(2,691,540)
Net increase (decrease)	18,057	507,900	$177,096	$4,116,781
Class B
Shares sold	1,078	2,293	$7,665	$19,363
Reinvestment of distributions	–	210	–	1,675
Shares redeemed	(16,441)	(7,999)	(122,211)	(62,934)
Net increase (decrease)	(15,363)	(5,496)	$(114,546)	$(41,896)
Class C
Shares sold	91,061	142,460	$684,626	$1,136,553
Reinvestment of distributions	–	4,767	–	37,661
Shares redeemed	(162,991)	(224,769)	(1,228,823)	(1,823,746)
Net increase (decrease)	(71,930)	(77,542)	$(544,197)	$(649,532)
Total International Equity
Shares sold	4,801,342	6,834,390	$36,478,674	$54,586,662
Reinvestment of distributions	471,692	851,193	3,632,026	6,698,889
Shares redeemed	(8,073,720)	(8,793,992)	(60,183,392)	(70,164,751)
Net increase (decrease)	(2,800,686)	(1,108,409)	$(20,072,692)	$(8,879,200)
Class I
Shares sold	155,879	149,022	$1,165,295	$1,222,878
Reinvestment of distributions	3,671	5,728	28,160	44,910
Shares redeemed	(212,465)	(100,501)	(1,617,545)	(786,772)
Net increase (decrease)	(52,915)	54,249	$(424,090)	$481,016

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 70% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.45%
Actual		$1,000.00	$1,014.60	$7.34
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Class T	1.70%
Actual		$1,000.00	$1,013.20	$8.60
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class C	2.20%
Actual		$1,000.00	$1,010.60	$11.12
Hypothetical-C		$1,000.00	$1,014.08	$11.14
Total International Equity	1.10%
Actual		$1,000.00	$1,017.20	$5.58
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class I	1.20%
Actual		$1,000.00	$1,015.90	$6.08
Hypothetical-C		$1,000.00	$1,019.10	$6.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 11%; Class T designates 15%; Total International Equity designates 8%; and Class I designates 8% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Total International Equity and Class I designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/07/2015	$0.0749	$0.0139
Class T	12/07/2015	$0.0569	$0.0139
Total International Equity	12/07/2015	$0.1089	$0.0139
Class I	12/07/2015	$0.1009	$0.0139

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2015 and higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, and 1.20% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ATIE-ANN-1216
1.853364.108

Fidelity® Total International Equity Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Total International Equity Fund	(0.32)%	5.75%	(0.71)%

 A From November 1, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund, on November 1, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$9,376	Fidelity® Total International Equity Fund
$9,058	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  The fund's share classes (excluding sales charges, if applicable) generated returns ranging from flat to about -1% for the fiscal year, modestly trailing the benchmark MSCI ACWI index. Among sectors, stock selection and underweightings in materials and energy hampered the fund's relative returns given outperformance in those categories. The fund also was hurt by overweighting the lagging health care sector, although good security selection in the group mostly counterbalanced results. Overweighting technology and stock picks in consumer discretionary also added value. Among individual stocks, the fund was hampered by not owning Korea's Samsung Electronics for much of the period; missing gains in this major index name detracted from results. We also were hurt by overweighting Novartis, a Swiss pharmaceutical manufacturer that came under pressure due to mounting concerns about drug pricing. At period end, Novartis was one of the fund's largest holdings. Other detractors included bank stocks Seven Bank (Japan) and Lloyds Banking Group (U.K.), the latter of which fell sharply after Brexit. The fund's top relative contributor was Taiwan Semiconductor Manufacturing, a contract semiconductor manufacturer and one of our largest positions. Also adding value were out-of-benchmark stakes in Fagerhult, a Swedish maker of high-end lighting fixtures, and S&P Global, a U.S.-based provider of financial information.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	13.7%
United States of America*	11.7%
United Kingdom	11.5%
Switzerland	6.9%
France	5.4%
Canada	5.1%
Germany	3.9%
Cayman Islands	3.5%
Australia	3.2%
Other	35.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities)

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	13.7%
United Kingdom	13.5%
United States of America*	12.7%
Switzerland	7.7%
France	7.0%
Germany	3.8%
India	3.3%
Australia	3.2%
Spain	2.8%
Other	32.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.3	98.5
Short-Term Investments and Net Other Assets (Liabilities)	1.7	1.5

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.2	2.6
Novartis AG (Switzerland, Pharmaceuticals)	1.3	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.3	1.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	1.2
AIA Group Ltd. (Hong Kong, Insurance)	1.1	0.8
Toyota Motor Corp. (Japan, Automobiles)	1.1	0.8
Total SA (France, Oil, Gas & Consumable Fuels)	1.0	1.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0	1.3
SAP AG (Germany, Software)	1.0	0.9
Naspers Ltd. Class N (South Africa, Media)	1.0	0.8
	12.3

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.1	19.3
Information Technology	14.4	12.4
Consumer Staples	14.1	13.7
Consumer Discretionary	12.1	13.8
Health Care	11.8	14.1
Industrials	11.5	11.3
Materials	7.7	5.2
Energy	4.0	3.6
Real Estate	2.1	0.0
Utilities	1.7	2.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
Argentina - 0.3%
Banco Macro SA sponsored ADR	5,500	$419,265
Grupo Financiero Galicia SA sponsored ADR	12,300	383,022

TOTAL ARGENTINA		802,287

Australia - 3.2%
Amcor Ltd.	28,434	317,957
Ansell Ltd. (a)	22,997	379,441
Beacon Lighting Group Ltd.	40,231	51,873
CSL Ltd.	39,774	3,041,039
DuluxGroup Ltd.	26,523	129,934
Imdex Ltd. (a)	134,227	61,264
Insurance Australia Group Ltd.	174,629	731,950
Macquarie Group Ltd.	14,748	895,261
Magellan Financial Group Ltd.	22,171	359,066
RCG Corp. Ltd.	104,518	115,682
Sydney Airport unit	145,199	691,435
TFS Corp. Ltd.	72,586	77,303
Transurban Group unit	90,378	714,318
Westpac Banking Corp.	100,266	2,318,646

TOTAL AUSTRALIA		9,885,169

Austria - 0.6%
Andritz AG	25,772	1,348,076
Buwog-Gemeinnuetzige Wohnung	23,117	558,668
Zumtobel AG	2,800	49,164

TOTAL AUSTRIA		1,955,908

Bailiwick of Jersey - 0.2%
Integrated Diagnostics Holdings PLC	22,500	61,875
Wolseley PLC	9,709	505,181

TOTAL BAILIWICK OF JERSEY		567,056

Belgium - 1.9%
Anheuser-Busch InBev SA NV	34,071	3,910,321
Gimv NV	819	44,054
KBC Ancora (a)	4,281	162,414
KBC Groep NV	27,961	1,703,834

TOTAL BELGIUM		5,820,623

Bermuda - 0.7%
Axalta Coating Systems (a)	12,700	319,024
Cheung Kong Infrastructure Holdings Ltd.	41,000	335,959
China Gas Holdings Ltd.	240,000	365,777
China Resource Gas Group Ltd.	125,000	392,461
Credicorp Ltd. (United States)	3,800	564,984
Vostok New Ventures Ltd. SDR (a)	13,260	99,463

TOTAL BERMUDA		2,077,668

Brazil - 1.3%
BB Seguridade Participacoes SA	47,500	478,274
CCR SA	73,200	397,876
Cielo SA	53,036	538,335
Kroton Educacional SA	96,900	482,679
Odontoprev SA	79,300	298,120
Qualicorp SA	59,200	380,942
Smiles SA	20,100	366,863
Ultrapar Participacoes SA	23,100	523,441
Weg SA	77,900	429,524

TOTAL BRAZIL		3,896,054

Canada - 5.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	59,103	2,969,030
Canadian National Railway Co.	31,059	1,952,505
Cara Operations Ltd.	53,859	1,067,302
CCL Industries, Inc. Class B	8,166	1,452,261
Constellation Software, Inc.	3,762	1,762,359
Franco-Nevada Corp.	18,500	1,210,851
Imperial Oil Ltd.	70,726	2,293,731
McCoy Global, Inc. (a)	15,800	20,614
New Look Vision Group, Inc.	3,100	65,129
Pason Systems, Inc.	75,878	862,700
Potash Corp. of Saskatchewan, Inc.	113,126	1,839,468
ShawCor Ltd. Class A	1,500	37,520
Tesco Corp.	5,100	34,935

TOTAL CANADA		15,568,405

Cayman Islands - 3.5%
58.com, Inc. ADR (a)	10,300	431,055
Alibaba Group Holding Ltd. sponsored ADR (a)	28,700	2,918,503
Baidu.com, Inc. sponsored ADR (a)	7,100	1,255,706
Ctrip.com International Ltd. ADR (a)	14,200	626,930
International Housewares Retail Co. Ltd.	250,000	49,964
NetEase, Inc. ADR	2,700	693,873
New Oriental Education & Technology Group, Inc. sponsored ADR	9,500	476,235
Shenzhou International Group Holdings Ltd.	67,000	444,475
Sino Biopharmaceutical Ltd.	630,000	441,091
TAL Education Group ADR (a)	4,900	399,056
Tencent Holdings Ltd.	114,400	3,031,867
Value Partners Group Ltd.	49,000	46,880

TOTAL CAYMAN ISLANDS		10,815,635

China - 0.4%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	126,100	334,800
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	55,516	378,038
Kweichow Moutai Co. Ltd. (A Shares)	7,240	339,732
Shanghai International Airport Co. Ltd. (A Shares)	83,200	332,884

TOTAL CHINA		1,385,454

Denmark - 0.8%
Jyske Bank A/S (Reg.)	14,354	651,415
Novo Nordisk A/S Series B sponsored ADR	49,500	1,759,230
Scandinavian Tobacco Group A/S	4,110	71,151
Spar Nord Bank A/S	11,631	116,725

TOTAL DENMARK		2,598,521

Finland - 0.6%
Sampo Oyj (A Shares)	27,053	1,239,407
Tikkurila Oyj	26,280	506,298

TOTAL FINLAND		1,745,705

France - 5.4%
Atos Origin SA	13,929	1,446,793
AXA SA	77,606	1,750,971
Capgemini SA	13,102	1,085,608
Dassault Systemes SA	4,100	324,686
Elis SA	6,500	108,030
Essilor International SA	9,785	1,099,928
Havas SA	73,304	596,359
Laurent-Perrier Group SA	759	58,323
Sanofi SA	23,403	1,821,194
Societe Generale Series A	40,900	1,595,407
SR Teleperformance SA	6,900	729,195
Total SA	66,278	3,175,041
Vetoquinol SA	1,700	85,489
VINCI SA	24,900	1,803,496
Virbac SA (a)	730	116,197
Vivendi SA	48,952	990,815

TOTAL FRANCE		16,787,532

Germany - 3.8%
Axel Springer Verlag AG	9,700	485,717
BASF AG	24,289	2,141,059
Bayer AG	17,300	1,717,712
CompuGroup Medical AG	7,646	338,506
CTS Eventim AG	8,180	293,902
Fielmann AG	1,858	128,863
Fresenius SE & Co. KGaA	13,500	996,472
GEA Group AG	13,775	532,655
HeidelbergCement Finance AG	8,400	794,490
Linde AG	5,100	841,458
Nexus AG	4,000	82,243
SAP AG	35,457	3,123,741
Wirecard AG	7,300	346,307

TOTAL GERMANY		11,823,125

Hong Kong - 1.7%
AIA Group Ltd.	535,200	3,377,973
CSPC Pharmaceutical Group Ltd.	442,000	458,211
Guangdong Investment Ltd.	286,000	432,196
Power Assets Holdings Ltd.	81,500	766,603
Techtronic Industries Co. Ltd.	96,500	363,327

TOTAL HONG KONG		5,398,310

India - 2.8%
Amara Raja Batteries Ltd.	24,169	366,799
Asian Paints Ltd.	24,503	393,008
Colgate-Palmolive Ltd.	23,160	337,876
Divi's Laboratories Ltd.	19,223	368,838
Eicher Motors Ltd.	1,079	388,538
GlaxoSmithKline Consumer Healthcare Ltd.	3,715	338,555
Godrej Consumer Products Ltd.	17,171	414,207
HDFC Bank Ltd.	16,436	367,279
Hindustan Unilever Ltd.	33,095	415,018
Housing Development Finance Corp. Ltd.	81,505	1,700,468
IndusInd Bank Ltd.	19,406	349,047
ITC Ltd.	152,350	555,221
Jyothy Laboratories Ltd. (a)	16,417	88,231
LIC Housing Finance Ltd.	46,068	402,458
Power Grid Corp. of India Ltd.	133,824	352,889
Sun Pharmaceutical Industries Ltd.	43,682	486,815
Tata Consultancy Services Ltd.	16,393	589,485
Titan Co. Ltd.	38,517	215,695
Zee Entertainment Enterprises Ltd.	48,431	377,796

TOTAL INDIA		8,508,223

Indonesia - 1.1%
PT ACE Hardware Indonesia Tbk	4,363,600	285,935
PT Bank Central Asia Tbk	515,600	613,480
PT Bank Rakyat Indonesia Tbk	1,292,600	1,208,593
PT Kalbe Farma Tbk	2,908,100	387,806
PT Matahari Department Store Tbk	290,100	400,755
PT Surya Citra Media Tbk	1,739,300	353,245

TOTAL INDONESIA		3,249,814

Ireland - 1.9%
Allergan PLC (a)	2,300	480,562
CRH PLC	23,300	756,413
CRH PLC sponsored ADR	54,729	1,767,747
FBD Holdings PLC (a)	5,372	35,972
James Hardie Industries PLC CDI	119,570	1,785,484
Medtronic PLC	11,000	902,220

TOTAL IRELAND		5,728,398

Isle of Man - 0.2%
Playtech Ltd.	49,458	561,780
Israel - 0.6%
Azrieli Group	9,396	400,205
Frutarom Industries Ltd.	7,300	386,284
Ituran Location & Control Ltd.	5,061	134,623
Strauss Group Ltd.	6,859	107,990
Teva Pharmaceutical Industries Ltd. sponsored ADR	19,209	820,993

TOTAL ISRAEL		1,850,095

Italy - 0.6%
Azimut Holding SpA	23,314	374,169
Beni Stabili SpA SIIQ	141,826	82,749
Interpump Group SpA	46,991	754,164
Telecom Italia SpA (a)	609,100	529,487

TOTAL ITALY		1,740,569

Japan - 13.7%
Aoki Super Co. Ltd.	6,000	74,950
Artnature, Inc.	11,900	72,850
Asahi Co. Ltd.	6,300	76,174
Astellas Pharma, Inc.	160,800	2,386,572
Autobacs Seven Co. Ltd.	5,800	82,628
Azbil Corp.	9,000	267,760
Broadleaf Co. Ltd.	2,700	30,406
Central Automotive Products Ltd.	8,000	69,267
Century21 Real Estate Japan Ltd.	4,000	50,234
Coca-Cola Central Japan Co. Ltd.	1,400	30,918
Daiichikosho Co. Ltd.	3,500	152,355
Daikokutenbussan Co. Ltd.	4,000	188,233
Daito Trust Construction Co. Ltd.	4,900	821,183
DENSO Corp.	26,800	1,166,606
Dentsu, Inc.	10,600	529,646
East Japan Railway Co.	16,800	1,482,956
Fuji Heavy Industries Ltd.	24,300	948,643
Funai Soken Holdings, Inc.	3,300	51,103
GCA Savvian Group Corp.	8,800	65,872
Goldcrest Co. Ltd.	8,560	155,985
Hokuriku Electrical Construction Co. Ltd.	6,000	49,147
Hoya Corp.	44,200	1,848,164
Hub Co. Ltd.	2,500	41,218
Itochu Corp.	68,900	872,830
Iwatsuka Confectionary Co. Ltd.	800	26,585
Japan Digital Laboratory Co.	6,600	102,836
Japan Tobacco, Inc.	65,320	2,487,728
Kao Corp.	9,700	499,938
KDDI Corp.	30,200	917,874
Keyence Corp.	2,621	1,925,949
Kobayashi Pharmaceutical Co. Ltd.	4,000	209,402
Komatsu Ltd.	35,400	787,972
Koshidaka Holdings Co. Ltd.	4,000	65,147
Kusuri No Aoki Co. Ltd.	1,000	51,111
Lasertec Corp.	6,300	122,432
Makita Corp.	10,900	755,631
Medikit Co. Ltd.	1,800	78,183
Misumi Group, Inc.	37,400	683,664
Mitsubishi UFJ Financial Group, Inc.	482,600	2,490,125
Mitsui Fudosan Co. Ltd.	46,000	1,048,565
Nagaileben Co. Ltd.	9,200	202,475
Nakano Refrigerators Co. Ltd.	2,000	53,972
ND Software Co. Ltd.	6,000	48,517
Nihon Parkerizing Co. Ltd.	19,600	271,002
Nintendo Co. Ltd.	3,500	843,711
Nippon Prologis REIT, Inc.	53	119,928
Nippon Telegraph & Telephone Corp.	33,900	1,503,019
NS Tool Co. Ltd.	3,800	92,762
OBIC Co. Ltd.	17,700	921,541
Olympus Corp.	52,900	1,891,628
ORIX Corp.	76,200	1,210,175
OSG Corp.	37,000	789,959
Paramount Bed Holdings Co. Ltd.	3,400	129,684
ProNexus, Inc.	8,400	88,830
San-Ai Oil Co. Ltd.	11,000	77,725
Seven & i Holdings Co. Ltd.	21,800	911,122
Seven Bank Ltd.	103,300	318,164
Shin-Etsu Chemical Co. Ltd.	6,600	501,655
SHO-BOND Holdings Co. Ltd.	22,100	1,068,437
Shoei Co. Ltd.	5,800	105,857
SK Kaken Co. Ltd.	1,100	114,647
Software Service, Inc.	1,600	64,842
Sony Corp.	30,600	964,458
Sony Financial Holdings, Inc.	36,800	517,944
Techno Medica Co. Ltd.	1,800	30,775
The Monogatari Corp.	1,500	69,014
TKC Corp.	3,300	97,707
Tocalo Co. Ltd.	2,800	62,958
Toyota Motor Corp.	55,800	3,236,777
Tsutsumi Jewelry Co. Ltd.	2,400	38,081
USS Co. Ltd.	105,600	1,790,377
Welcia Holdings Co. Ltd.	900	61,533
Workman Co. Ltd.	3,800	120,664
Yamada Consulting Group Co. Ltd.	2,000	84,486
Yamato Kogyo Co. Ltd.	1,700	47,935

TOTAL JAPAN		42,221,203

Kenya - 0.3%
Safaricom Ltd.	4,026,600	786,306
Korea (South) - 2.1%
AMOREPACIFIC Corp.	1,788	561,215
AMOREPACIFIC Group, Inc.	3,370	436,072
BGFretail Co. Ltd.	5,676	863,493
Coway Co. Ltd.	5,672	444,336
KT&G Corp.	5,138	507,621
Leeno Industrial, Inc.	1,292	48,573
LG Household & Health Care Ltd.	644	461,707
NAVER Corp.	1,015	760,526
Samsung Biologics Co. Ltd. (a)	493	58,621
Samsung Electronics Co. Ltd.	1,708	2,447,563

TOTAL KOREA (SOUTH)		6,589,727

Luxembourg - 0.2%
Eurofins Scientific SA	800	363,487
RTL Group SA	3,469	270,565

TOTAL LUXEMBOURG		634,052

Mexico - 1.9%
Banregio Grupo Financiero S.A.B. de CV	56,000	366,914
Consorcio ARA S.A.B. de CV	254,355	95,815
Embotelladoras Arca S.A.B. de CV	56,700	352,841
Fomento Economico Mexicano S.A.B. de CV:
unit	70,800	679,120
sponsored ADR	6,733	644,146
Gruma S.A.B. de CV Series B	30,770	426,932
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	42,600	411,756
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	26,675	424,279
Grupo Aeroportuario Norte S.A.B. de CV	56,800	330,474
Grupo Financiero Banorte S.A.B. de CV Series O	99,200	584,199
Kimberly-Clark de Mexico SA de CV Series A	180,400	389,033
Megacable Holdings S.A.B. de CV unit	92,900	337,765
Promotora y Operadora de Infraestructura S.A.B. de CV	33,525	374,786
Wal-Mart de Mexico SA de CV Series V	258,200	546,290

TOTAL MEXICO		5,964,350

Netherlands - 1.9%
Aalberts Industries NV	6,100	192,685
ASML Holding NV (Netherlands)	10,900	1,153,154
Heijmans NV (Certificaten Van Aandelen) (a)	4,481	42,977
ING Groep NV (Certificaten Van Aandelen)	141,276	1,854,533
PostNL NV (a)	55,000	259,135
RELX NV	70,060	1,181,389
Takeaway.com Holding BV (b)	1,800	42,335
VastNed Retail NV	4,191	161,069
Wolters Kluwer NV	17,474	676,264
Yandex NV Series A (a)	16,800	330,792

TOTAL NETHERLANDS		5,894,333

Norway - 0.3%
Kongsberg Gruppen ASA	4,700	67,124
Statoil ASA	53,200	868,544

TOTAL NORWAY		935,668

Philippines - 0.6%
Ayala Corp.	22,190	382,590
Ayala Land, Inc.	551,100	412,504
D&L Industries, Inc.	1,493,800	338,676
Jollibee Food Corp.	18,980	93,275
SM Investments Corp.	27,670	383,945
SM Prime Holdings, Inc.	700,800	389,257

TOTAL PHILIPPINES		2,000,247

Russia - 0.6%
Magnit OJSC	3,208	537,861
NOVATEK OAO GDR (Reg. S)	4,500	481,050
Sberbank of Russia (a)	318,370	741,054

TOTAL RUSSIA		1,759,965

South Africa - 2.4%
Aspen Pharmacare Holdings Ltd.	21,500	468,356
Bidcorp Ltd.	24,832	437,846
Capitec Bank Holdings Ltd.	8,500	431,816
Clicks Group Ltd.	60,693	564,900
Discovery Ltd.	49,967	427,010
FirstRand Ltd.	162,500	582,331
Mondi Ltd.	18,400	359,574
Naspers Ltd. Class N	18,400	3,083,872
Sanlam Ltd.	100,400	486,671
Shoprite Holdings Ltd.	31,100	458,990

TOTAL SOUTH AFRICA		7,301,366

Spain - 3.2%
Amadeus IT Holding SA Class A	39,400	1,859,808
Banco Bilbao Vizcaya Argentaria SA	41,500	298,746
Banco Santander SA (Spain)	134,400	658,564
CaixaBank SA	225,800	681,326
Hispania Activos Inmobiliarios SA	50,395	620,703
Iberdrola SA	230,220	1,569,163
Inditex SA	78,736	2,752,441
Mediaset Espana Comunicacion SA	26,700	298,228
Merlin Properties Socimi SA	33,300	374,324
Prosegur Compania de Seguridad SA (Reg.)	94,276	685,114

TOTAL SPAIN		9,798,417

Sweden - 2.6%
Addlife AB (a)	3,000	46,334
AddTech AB (B Shares)	5,000	71,135
ASSA ABLOY AB (B Shares)	143,500	2,607,891
Fagerhult AB	31,155	793,349
Intrum Justitia AB	2,763	85,195
Loomis AB (B Shares)	3,300	93,898
Nordea Bank AB	143,867	1,512,394
Saab AB (B Shares)	4,100	145,259
Svenska Cellulosa AB (SCA) (B Shares)	27,300	773,467
Svenska Handelsbanken AB (A Shares)	55,245	753,162
Swedbank AB (A Shares)	42,000	983,952

TOTAL SWEDEN		7,866,036

Switzerland - 6.9%
ABB Ltd. (Reg.)	54,740	1,129,310
Credit Suisse Group AG	50,421	703,513
Lafargeholcim Ltd. (Reg.)	17,980	960,278
Nestle SA (Reg. S)	92,498	6,707,391
Novartis AG	57,856	4,105,900
Roche Holding AG (participation certificate)	13,644	3,133,777
Schindler Holding AG:
(participation certificate)	5,761	1,070,636
(Reg.)	1,121	207,309
Sika AG	90	432,560
Syngenta AG (Switzerland)	539	215,689
Tecan Group AG	600	98,833
UBS Group AG	88,289	1,242,226
Zurich Insurance Group AG	5,276	1,380,381

TOTAL SWITZERLAND		21,387,803

Taiwan - 1.7%
Addcn Technology Co. Ltd.	8,772	55,923
Advantech Co. Ltd.	44,000	358,660
ECLAT Textile Co. Ltd.	33,643	383,077
Largan Precision Co. Ltd.	4,870	576,921
Taiwan Semiconductor Manufacturing Co. Ltd.	646,035	3,880,653

TOTAL TAIWAN		5,255,234

Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	38,600	419,739
Bangkok Dusit Medical Services PCL (For. Reg.)	516,200	335,908
Minor International PCL (For. Reg.)	341,900	375,687
Thai Beverage PCL	437,700	303,598

TOTAL THAILAND		1,434,932

United Arab Emirates - 0.1%
DP World Ltd.	17,663	317,051
United Kingdom - 11.5%
AA PLC	16,973	53,205
Alliance Pharma PLC	68,814	38,113
Associated British Foods PLC	6,700	201,904
AstraZeneca PLC (United Kingdom)	34,128	1,911,000
Aviva PLC	208,879	1,131,869
Avon Rubber PLC	4,000	48,568
BAE Systems PLC	289,721	1,919,620
Bellway PLC	5,528	160,090
Berendsen PLC	64,955	768,018
BHP Billiton PLC	78,575	1,181,538
BP PLC	343,200	2,028,898
British American Tobacco PLC (United Kingdom)	12,300	704,949
Britvic PLC	7,617	51,744
Bunzl PLC	38,895	1,046,888
Compass Group PLC	62,107	1,123,782
Dechra Pharmaceuticals PLC	9,600	158,043
Domino's Pizza UK & IRL PLC	9,218	38,373
DP Poland PLC (a)	200,000	132,804
Elementis PLC	56,008	163,295
Great Portland Estates PLC	15,372	111,763
Hilton Food Group PLC	5,400	40,021
Howden Joinery Group PLC	73,700	338,193
HSBC Holdings PLC sponsored ADR	48,669	1,831,414
Imperial Tobacco Group PLC	39,418	1,908,435
Informa PLC	257,941	2,123,216
InterContinental Hotel Group PLC ADR	57,812	2,280,683
ITE Group PLC	44,000	77,418
ITV PLC	176,219	367,755
JUST EAT Ltd. (a)	9,740	67,000
Lloyds Banking Group PLC	1,641,100	1,146,018
Micro Focus International PLC	36,100	946,031
National Grid PLC	90,068	1,171,584
NMC Health PLC	20,800	371,959
Prudential PLC	76,137	1,242,469
Reckitt Benckiser Group PLC	27,351	2,446,834
Rightmove PLC	8,000	365,731
Rio Tinto PLC	47,002	1,634,509
Royal Dutch Shell PLC Class B (United Kingdom)	39,540	1,019,836
Shaftesbury PLC	39,537	443,766
Spectris PLC	9,670	242,521
Spirax-Sarco Engineering PLC	5,799	313,163
Ted Baker PLC	2,375	71,948
Topps Tiles PLC	45,500	50,958
Ultra Electronics Holdings PLC	5,901	134,200
Unite Group PLC	20,151	136,520
Vodafone Group PLC sponsored ADR	59,126	1,646,068

TOTAL UNITED KINGDOM		35,392,714

United States of America - 10.0%
A.O. Smith Corp.	7,400	334,258
Alphabet, Inc.:
Class A	1,930	1,563,107
Class C (a)	431	338,137
Amazon.com, Inc. (a)	420	331,724
American Tower Corp.	2,800	328,132
Amphenol Corp. Class A	5,600	369,208
Autoliv, Inc.	11,354	1,098,840
Berkshire Hathaway, Inc. Class B (a)	7,516	1,084,559
Broadridge Financial Solutions, Inc.	740	47,848
China Biologic Products, Inc. (a)	9,600	1,133,856
ConocoPhillips Co.	18,100	786,445
Constellation Brands, Inc. Class A (sub. vtg.)	5,000	835,600
Domino's Pizza, Inc.	5,900	998,516
Ecolab, Inc.	2,600	296,842
Edgewell Personal Care Co. (a)	4,300	324,220
Energizer Holdings, Inc.	900	41,859
Facebook, Inc. Class A (a)	2,500	327,475
Gartner, Inc. (a)	3,400	292,536
International Flavors & Fragrances, Inc.	2,600	340,028
Kennedy-Wilson Holdings, Inc.	4,173	85,964
Martin Marietta Materials, Inc.	4,470	828,649
MasterCard, Inc. Class A	23,340	2,497,847
Mettler-Toledo International, Inc. (a)	900	363,672
Mohawk Industries, Inc. (a)	7,565	1,394,230
Molson Coors Brewing Co. Class B	11,900	1,235,339
Moody's Corp.	9,200	924,784
MSCI, Inc.	11,600	930,204
NIKE, Inc. Class B	6,200	311,116
Philip Morris International, Inc.	18,100	1,745,564
PPG Industries, Inc.	3,500	325,955
PriceSmart, Inc.	6,785	617,096
ResMed, Inc.	11,020	658,665
Reynolds American, Inc.	24,100	1,327,428
S&P Global, Inc.	17,000	2,071,450
Sherwin-Williams Co.	2,700	661,122
SS&C Technologies Holdings, Inc.	20,208	645,241
TransDigm Group, Inc.	1,200	326,952
Visa, Inc. Class A	32,977	2,720,932
Yum! Brands, Inc.	4,000	345,120

TOTAL UNITED STATES OF AMERICA		30,890,520

TOTAL COMMON STOCKS
(Cost $262,001,434)		299,196,255

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 0.2%
India - 0.2%
PC Jeweller Ltd. 13.00% (c)	3,557,622	641,313
Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.8%
Ambev SA sponsored ADR	139,800	824,820
Itau Unibanco Holding SA	90,970	1,094,376
Itausa-Investimentos Itau SA (PN)	195,700	578,762
		2,497,958
Germany - 0.1%
Sartorius AG (non-vtg.)	3,900	306,407

TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,804,365

TOTAL PREFERRED STOCKS
(Cost $2,777,193)		3,445,678

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 0.41% (d)	5,032,207	5,033,717
TOTAL MONEY MARKET FUNDS
(Cost $5,033,717)		5,033,717
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $269,812,344)		307,675,650
NET OTHER ASSETS (LIABILITIES) - 0.1%		334,327
NET ASSETS - 100%		$308,009,977

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $42,335 or 0.0% of net assets.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $641,313 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$530,934

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,031
Fidelity Securities Lending Cash Central Fund	69,511
Total	$83,542

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$37,873,996	$30,916,851	$6,957,145	$--
Consumer Staples	42,442,010	32,582,836	9,859,174	--
Energy	12,210,480	5,118,161	7,092,319	--
Financials	52,771,195	33,798,106	18,973,089	--
Health Care	37,136,733	22,001,957	15,134,776	--
Industrials	35,229,107	27,602,925	7,626,182	--
Information Technology	44,453,250	32,420,124	12,033,126	--
Materials	23,454,257	19,666,108	3,788,149	--
Real Estate	6,301,519	6,301,519	--	--
Telecommunication Services	5,382,754	2,432,374	2,950,380	--
Utilities	5,386,632	4,215,048	1,171,584	--
Money Market Funds	5,033,717	5,033,717	--	--
Total Investments in Securities:	$307,675,650	$222,089,726	$85,585,924	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,305,275
Level 2 to Level 1	$62,217,779

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $264,778,627)	$302,641,933
Fidelity Central Funds (cost $5,033,717)	5,033,717
Total Investments (cost $269,812,344)		$307,675,650
Receivable for investments sold		1,703,656
Receivable for fund shares sold		40,575
Dividends receivable		1,005,096
Distributions receivable from Fidelity Central Funds		2,021
Prepaid expenses		809
Receivable from investment adviser for expense reductions		3,391
Other receivables		24,896
Total assets		310,456,094
Liabilities
Payable to custodian bank	$750,608
Payable for investments purchased	995,260
Payable for fund shares redeemed	332,666
Accrued management fee	203,776
Distribution and service plan fees payable	10,023
Other affiliated payables	47,733
Other payables and accrued expenses	106,051
Total liabilities		2,446,117
Net Assets		$308,009,977
Net Assets consist of:
Paid in capital		$293,083,649
Undistributed net investment income		3,810,969
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,713,795)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,829,154
Net Assets		$308,009,977
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,575,617 ÷ 1,117,667 shares)		$7.67
Maximum offering price per share (100/94.25 of $7.67)		$8.14
Class T:
Net Asset Value and redemption price per share ($13,893,054 ÷ 1,804,873 shares)		$7.70
Maximum offering price per share (100/96.50 of $7.70)		$7.98
Class C:
Net Asset Value and offering price per share ($2,713,045 ÷ 354,377 shares)(a)		$7.66
Total International Equity:
Net Asset Value, offering price and redemption price per share ($280,672,096 ÷ 36,473,384 shares)		$7.70
Class I:
Net Asset Value, offering price and redemption price per share ($2,156,165 ÷ 281,538 shares)		$7.66

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$8,590,858
Income from Fidelity Central Funds		83,542
Income before foreign taxes withheld		8,674,400
Less foreign taxes withheld		(700,044)
Total income		7,974,356
Expenses
Management fee
Basic fee	$2,188,799
Performance adjustment	357,171
Transfer agent fees	408,973
Distribution and service plan fees	119,866
Accounting and security lending fees	162,609
Custodian fees and expenses	195,092
Independent trustees' fees and expenses	1,359
Registration fees	74,710
Audit	121,613
Legal	2,584
Miscellaneous	2,496
Total expenses before reductions	3,635,272
Expense reductions	(29,592)	3,605,680
Net investment income (loss)		4,368,676
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,222,970
Fidelity Central Funds	947
Foreign currency transactions	15,361
Total net realized gain (loss)		3,239,278
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $30,538)	(10,440,884)
Assets and liabilities in foreign currencies	(60,918)
Total change in net unrealized appreciation (depreciation)		(10,501,802)
Net gain (loss)		(7,262,524)
Net increase (decrease) in net assets resulting from operations		$(2,893,848)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,368,676	$4,170,618
Net realized gain (loss)	3,239,278	(5,852,740)
Change in net unrealized appreciation (depreciation)	(10,501,802)	(558,579)
Net increase (decrease) in net assets resulting from operations	(2,893,848)	(2,240,701)
Distributions to shareholders from net investment income	(3,869,339)	(5,482,469)
Distributions to shareholders from net realized gain	–	(1,726,810)
Total distributions	(3,869,339)	(7,209,279)
Share transactions - net increase (decrease)	(21,421,371)	(4,678,824)
Redemption fees	1,162	1,289
Total increase (decrease) in net assets	(28,183,396)	(14,127,515)
Net Assets
Beginning of period	336,193,373	350,320,888
End of period	$308,009,977	$336,193,373
Other Information
Undistributed net investment income end of period	$3,810,969	$3,560,437

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.79	$8.00	$8.27	$7.31	$6.67
Income from Investment Operations
Net investment income (loss)A	.08	.07	.13	.09	.13
Net realized and unrealized gain (loss)	(.14)	(.14)	(.12)	1.24	.59
Total from investment operations	(.06)	(.07)	.01	1.33	.72
Distributions from net investment income	(.06)	(.10)	(.10)	(.13)	(.08)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.06)	(.14)	(.28)	(.37)B	(.08)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.67	$7.79	$8.00	$8.27	$7.31
Total ReturnD,E	(.76)%	(.89)%	.19%	19.00%	10.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%	1.48%	1.44%	1.50%	1.57%
Expenses net of fee waivers, if any	1.45%	1.45%	1.44%	1.45%	1.45%
Expenses net of all reductions	1.45%	1.44%	1.44%	1.43%	1.42%
Net investment income (loss)	1.10%	.86%	1.63%	1.21%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$8,576	$9,163	$9,164	$9,034	$5,767
Portfolio turnover rateH	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.126 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.81	$8.04	$8.32	$7.37	$6.73
Income from Investment Operations
Net investment income (loss)A	.06	.05	.11	.07	.11
Net realized and unrealized gain (loss)	(.13)	(.15)	(.12)	1.25	.59
Total from investment operations	(.07)	(.10)	(.01)	1.32	.70
Distributions from net investment income	(.04)	(.09)	(.09)	(.13)	(.06)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.04)	(.13)	(.27)	(.37)B	(.06)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.70	$7.81	$8.04	$8.32	$7.37
Total ReturnD,E	(.86)%	(1.26)%	(.06)%	18.73%	10.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.73%	1.70%	1.68%	1.75%	1.84%
Expenses net of fee waivers, if any	1.70%	1.70%	1.68%	1.70%	1.70%
Expenses net of all reductions	1.69%	1.69%	1.68%	1.67%	1.67%
Net investment income (loss)	.85%	.61%	1.38%	.96%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$13,893	$13,962	$10,282	$7,909	$2,348
Portfolio turnover rateH	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.37 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.77	$8.00	$8.28	$7.31	$6.67
Income from Investment Operations
Net investment income (loss)A	.03	.01	.07	.04	.08
Net realized and unrealized gain (loss)	(.14)	(.15)	(.12)	1.25	.58
Total from investment operations	(.11)	(.14)	(.05)	1.29	.66
Distributions from net investment income	–	(.05)	(.05)	(.08)	(.02)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	–	(.09)	(.23)	(.32)B	(.02)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.66	$7.77	$8.00	$8.28	$7.31
Total ReturnD,E	(1.42)%	(1.73)%	(.57)%	18.30%	9.98%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.30%	2.26%	2.22%	2.26%	2.31%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.20%	2.19%	2.20%	2.18%	2.17%
Net investment income (loss)	.35%	.11%	.87%	.46%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$2,713	$3,311	$4,028	$3,584	$2,737
Portfolio turnover rateH	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.32 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.82	$8.03	$8.29	$7.32	$6.69
Income from Investment Operations
Net investment income (loss)A	.11	.10	.16	.12	.15
Net realized and unrealized gain (loss)	(.13)	(.14)	(.12)	1.24	.58
Total from investment operations	(.02)	(.04)	.04	1.36	.73
Distributions from net investment income	(.10)	(.13)	(.12)	(.15)	(.10)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.10)	(.17)	(.30)	(.39)B	(.10)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.70	$7.82	$8.03	$8.29	$7.32
Total ReturnD	(.32)%	(.51)%	.55%	19.48%	11.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.11%	1.07%	1.04%	1.09%	1.16%
Expenses net of fee waivers, if any	1.11%	1.07%	1.04%	1.09%	1.16%
Expenses net of all reductions	1.10%	1.06%	1.04%	1.07%	1.13%
Net investment income (loss)	1.44%	1.24%	2.03%	1.57%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$280,672	$307,035	$324,438	$324,395	$281,979
Portfolio turnover rateG	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total International Equity Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.78	$7.99	$8.26	$7.30	$6.67
Income from Investment Operations
Net investment income (loss)A	.10	.09	.15	.11	.14
Net realized and unrealized gain (loss)	(.13)	(.14)	(.12)	1.24	.59
Total from investment operations	(.03)	(.05)	.03	1.35	.73
Distributions from net investment income	(.09)	(.12)	(.12)	(.15)	(.10)
Distributions from net realized gain	–	(.04)	(.18)	(.25)	–
Total distributions	(.09)	(.16)	(.30)	(.39)B	(.10)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.66	$7.78	$7.99	$8.26	$7.30
Total ReturnD	(.43)%	(.64)%	.37%	19.40%	11.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	1.17%	1.15%	1.21%	1.27%
Expenses net of fee waivers, if any	1.20%	1.17%	1.15%	1.20%	1.20%
Expenses net of all reductions	1.20%	1.16%	1.15%	1.18%	1.17%
Net investment income (loss)	1.35%	1.14%	1.91%	1.46%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$2,156	$2,602	$2,240	$2,372	$1,514
Portfolio turnover rateG	51%	53%	85%	89%	110%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.39 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.245 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total International Equity and Class I, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), expiring capital loss carryforwards, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$50,258,531
Gross unrealized depreciation	(14,805,268)
Net unrealized appreciation (depreciation) on securities	$35,453,263
Tax Cost	$272,222,387

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,810,198
Capital loss carryforward	$(24,303,752)
Net unrealized appreciation (depreciation) on securities and other investments	$35,419,883

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(13,607,298)
2019	(8,855,997)
Total with expiration	$(22,463,295)
No expiration
Short-term	$(1,840,457)
Total capital loss carryforward	$(24,303,752)

Due to large subscriptions in a prior period, $22,463,295 of capital losses that will be available to offset future capital gains of the Fund will be limited to approximately $4,535,766 per year.

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$3,869,339	$ 5,482,470
Long-term Capital Gains	–	1,726,809
Total	$3,869,339	$ 7,209,279

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $159,821,752 and $182,520,476, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$21,917	$1,496
Class T	.25%	.25%	67,714	–
Class B	.75%	.25%	651	488
Class C	.75%	.25%	29,584	5,455
			$119,866	$7,439

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,410
Class T	1,002
Class C(a)	592
$4,004

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$24,190.28
Class T	32,787.24
Class B	175.27
Class C	9,259.31
Total International Equity	336,543.12
Class I	6,019.23
	$408,973

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliates were $710 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $799 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in cash the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $69,511. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$5,835
Class T	1.70%	4,404
Class B	2.20%	35
Class C	2.20%	3,093
Total International Equity	1.20%	2,140
Class I	1.20%	435
		$15,942

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,300 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,350.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$72,361	$113,499
Class T	77,358	118,041
Class B	–	852
Class C	–	26,493
Total International Equity	3,691,251	5,189,901
Class I	28,369	33,683
Total	$3,869,339	$5,482,469
From net realized gain
Class A	$–	$45,400
Class T	–	52,463
Class B	–	832
Class C	–	19,994
Total International Equity	–	1,596,893
Class I	–	11,228
Total	$–	$1,726,810

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	221,277	302,437	$1,661,593	$2,413,258
Reinvestment of distributions	9,322	20,115	71,782	158,306
Shares redeemed	(289,523)	(290,995)	(2,176,317)	(2,277,557)
Net increase (decrease)	(58,924)	31,557	$(442,942)	$294,007
Class T
Shares sold	459,219	824,018	$3,481,274	$6,637,966
Reinvestment of distributions	9,988	21,537	77,308	170,355
Shares redeemed	(451,150)	(337,655)	(3,381,486)	(2,691,540)
Net increase (decrease)	18,057	507,900	$177,096	$4,116,781
Class B
Shares sold	1,078	2,293	$7,665	$19,363
Reinvestment of distributions	–	210	–	1,675
Shares redeemed	(16,441)	(7,999)	(122,211)	(62,934)
Net increase (decrease)	(15,363)	(5,496)	$(114,546)	$(41,896)
Class C
Shares sold	91,061	142,460	$684,626	$1,136,553
Reinvestment of distributions	–	4,767	–	37,661
Shares redeemed	(162,991)	(224,769)	(1,228,823)	(1,823,746)
Net increase (decrease)	(71,930)	(77,542)	$(544,197)	$(649,532)
Total International Equity
Shares sold	4,801,342	6,834,390	$36,478,674	$54,586,662
Reinvestment of distributions	471,692	851,193	3,632,026	6,698,889
Shares redeemed	(8,073,720)	(8,793,992)	(60,183,392)	(70,164,751)
Net increase (decrease)	(2,800,686)	(1,108,409)	$(20,072,692)	$(8,879,200)
Class I
Shares sold	155,879	149,022	$1,165,295	$1,222,878
Reinvestment of distributions	3,671	5,728	28,160	44,910
Shares redeemed	(212,465)	(100,501)	(1,617,545)	(786,772)
Net increase (decrease)	(52,915)	54,249	$(424,090)	$481,016

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, a shareholder of record owned approximately 70% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Total International Equity Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.45%
Actual		$1,000.00	$1,014.60	$7.34
Hypothetical-C		$1,000.00	$1,017.85	$7.35
Class T	1.70%
Actual		$1,000.00	$1,013.20	$8.60
Hypothetical-C		$1,000.00	$1,016.59	$8.62
Class C	2.20%
Actual		$1,000.00	$1,010.60	$11.12
Hypothetical-C		$1,000.00	$1,014.08	$11.14
Total International Equity	1.10%
Actual		$1,000.00	$1,017.20	$5.58
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class I	1.20%
Actual		$1,000.00	$1,015.90	$6.08
Hypothetical-C		$1,000.00	$1,019.10	$6.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 11%; Class T designates 15%; Total International Equity designates 8%; and Class I designates 8% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Total International Equity and Class I designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/07/2015	$0.0749	$0.0139
Class T	12/07/2015	$0.0569	$0.0139
Total International Equity	12/07/2015	$0.1089	$0.0139
Class I	12/07/2015	$0.1009	$0.0139

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in June 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I was above the competitive median because of a positive performance fee adjustment in 2015 and higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, and 1.20% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

TIE-ANN-1216
1.912358.106

Fidelity Advisor® International Value Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® International Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.38)%	3.54%	(1.12)%
Class T (incl. 3.50% sales charge)	(8.55)%	3.75%	(1.16)%
Class C (incl. contingent deferred sales charge)	(6.56)%	4.00%	(1.27)%
Class I	(4.81)%	5.08%	(0.20)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Value Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$8,933	Fidelity Advisor® International Value Fund - Class A
$10,219	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Alexander Zavratsky:  For the year, most of the fund's share classes (excluding sales charges, if applicable) posted returns ranging from about -5% to -6%, underperforming the -3.10% return of the benchmark MSCI EAFE Value Index. Versus the benchmark, stock picking in the U.K. and positioning in Australia disappointed. Brexit and the associated sharp fall in the British pound significantly hurt our domestic positions. Included was the fund’s out-of-index stake in London-based commercial television giant ITV – our largest individual detractor this period – as well as multinational banking firm Barclays and retail and commercial bank Lloyds Banking Group. We exited our stake in Barclays prior to period end. On the flip side, picks among U.S.-listed names with international exposure were a positive, as were choices within Europe, especially Spain and Sweden. An out-of-index stake in German technology services firm Atos was the fund's largest relative contributor. The firm displayed a very strong free-cash-flow yield and had no debt and low expectations, plus the prospect of improving fundamentals, and the market rewarded its stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	21.8%
United Kingdom	21.0%
France	14.4%
Switzerland	7.5%
Germany	6.3%
Australia	4.5%
United States of America*	4.4%
Netherlands	3.8%
Spain	3.4%
Other	12.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	20.6%
Japan	19.6%
France	17.9%
Switzerland	7.9%
United States of America*	6.5%
Germany	6.0%
Netherlands	3.7%
Australia	3.7%
Italy	3.1%
Other	11.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.8
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.2

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	3.1	2.2
Total SA (France, Oil, Gas & Consumable Fuels)	3.0	3.5
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.4	1.5
Westpac Banking Corp. (Australia, Banks)	2.2	2.2
BASF AG (Germany, Chemicals)	2.1	1.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	0.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.8	1.6
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.8	1.6
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Banks)	1.8	1.2
Sanofi SA (France, Pharmaceuticals)	1.8	2.1
	21.9

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.2	24.3
Industrials	11.5	8.8
Health Care	10.9	13.6
Consumer Discretionary	10.5	13.8
Materials	8.8	5.8
Energy	8.2	8.2
Consumer Staples	6.3	9.3
Information Technology	4.9	4.4
Telecommunication Services	4.5	6.8
Utilities	3.3	3.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Australia - 4.5%
Ansell Ltd. (a)	72,011	$1,188,151
Insurance Australia Group Ltd.	547,868	2,296,365
Macquarie Group Ltd.	46,837	2,843,187
Magellan Financial Group Ltd.	69,714	1,129,039
Westpac Banking Corp.	318,438	7,363,863

TOTAL AUSTRALIA		14,820,605

Bailiwick of Jersey - 0.5%
Wolseley PLC	30,450	1,584,382
Belgium - 1.2%
KBC Groep NV	61,703	3,759,940
Canada - 0.9%
Imperial Oil Ltd.	67,600	2,192,351
Potash Corp. of Saskatchewan, Inc.	50,900	827,652

TOTAL CANADA		3,020,003

Finland - 1.2%
Sampo Oyj (A Shares)	84,134	3,854,518
France - 14.4%
Atos Origin SA	44,237	4,594,858
AXA SA	241,321	5,444,762
Capgemini SA	41,293	3,421,462
Havas SA	232,403	1,890,697
Sanofi SA	73,370	5,709,567
Societe Generale Series A	127,000	4,953,954
SR Teleperformance SA	21,500	2,272,128
Total SA	207,659	9,947,885
VINCI SA (b)	77,400	5,606,047
Vivendi SA	153,592	3,108,786

TOTAL FRANCE		46,950,146

Germany - 6.3%
Axel Springer Verlag AG	30,600	1,532,260
BASF AG	76,377	6,732,581
Fresenius SE & Co. KGaA	42,200	3,114,896
GEA Group AG	43,199	1,670,429
HeidelbergCement Finance AG	26,200	2,478,052
Linde AG	16,000	2,639,869
SAP AG	29,231	2,575,234

TOTAL GERMANY		20,743,321

Hong Kong - 1.6%
AIA Group Ltd.	440,000	2,777,108
Power Assets Holdings Ltd.	254,000	2,389,166

TOTAL HONG KONG		5,166,274

Indonesia - 0.6%
PT Bank Rakyat Indonesia Tbk	2,131,000	1,992,505
Ireland - 2.1%
Allergan PLC (a)	7,280	1,521,083
CRH PLC	73,800	2,395,848
Medtronic PLC	34,200	2,805,084

TOTAL IRELAND		6,722,015

Israel - 0.8%
Teva Pharmaceutical Industries Ltd. sponsored ADR	60,599	2,590,001
Italy - 0.5%
Telecom Italia SpA (a)	1,931,300	1,678,866
Japan - 21.8%
Astellas Pharma, Inc.	139,900	2,076,377
Daito Trust Construction Co. Ltd.	15,200	2,547,344
Dentsu, Inc.	33,100	1,653,895
East Japan Railway Co.	18,800	1,659,498
Fuji Heavy Industries Ltd.	75,600	2,951,334
Hoya Corp.	72,600	3,035,673
Itochu Corp.	217,500	2,755,304
Japan Tobacco, Inc.	78,700	2,997,309
Kao Corp.	30,800	1,587,432
KDDI Corp.	93,800	2,850,880
Komatsu Ltd.	111,200	2,475,212
Makita Corp.	34,700	2,405,540
Mitsubishi UFJ Financial Group, Inc.	1,517,600	7,830,530
Nintendo Co. Ltd.	4,800	1,157,089
Nippon Prologis REIT, Inc.	195	441,246
Nippon Telegraph & Telephone Corp.	107,700	4,775,078
OBIC Co. Ltd.	39,000	2,030,514
Olympus Corp.	84,800	3,032,326
ORIX Corp.	238,900	3,794,107
Seven & i Holdings Co. Ltd.	68,500	2,862,930
Shin-Etsu Chemical Co. Ltd.	20,600	1,565,773
Sony Corp.	95,200	3,000,537
Sony Financial Holdings, Inc.	114,700	1,614,353
Toyota Motor Corp.	173,200	10,046,774

TOTAL JAPAN		71,147,055

Luxembourg - 0.3%
RTL Group SA	11,326	883,373
Netherlands - 3.8%
ING Groep NV (Certificaten Van Aandelen)	438,790	5,760,004
PostNL NV (a)	173,631	818,070
RELX NV	219,782	3,706,082
Wolters Kluwer NV	55,133	2,133,712

TOTAL NETHERLANDS		12,417,868

Norway - 0.8%
Statoil ASA	166,900	2,724,811
Spain - 3.4%
Banco Bilbao Vizcaya Argentaria SA	130,200	937,269
Banco Santander SA (Spain)	421,500	2,065,362
CaixaBank SA	708,321	2,137,280
Iberdrola SA	731,213	4,983,896
Mediaset Espana Comunicacion SA	84,200	940,481

TOTAL SPAIN		11,064,288

Sweden - 2.4%
Nordea Bank AB	456,800	4,802,086
Swedbank AB (A Shares)	132,242	3,098,089

TOTAL SWEDEN		7,900,175

Switzerland - 7.5%
ABB Ltd. (Reg.)	170,100	3,509,236
Credit Suisse Group AG	158,124	2,206,269
Lafargeholcim Ltd. (Reg.)	55,890	2,984,980
Nestle SA (Reg. S)	33,221	2,408,985
Novartis AG	63,746	4,523,900
Syngenta AG (Switzerland)	1,689	675,880
UBS Group AG	280,358	3,944,637
Zurich Insurance Group AG	16,757	4,384,202

TOTAL SWITZERLAND		24,638,089

United Kingdom - 21.0%
AstraZeneca PLC (United Kingdom)	107,030	5,993,153
Aviva PLC	658,620	3,568,914
BAE Systems PLC	565,429	3,746,394
BHP Billiton PLC	246,529	3,707,073
BP PLC	1,075,600	6,358,631
British American Tobacco PLC (United Kingdom)	6,100	349,609
Bunzl PLC	121,334	3,265,797
Compass Group PLC	197,339	3,570,707
HSBC Holdings PLC sponsored ADR	154,516	5,814,437
Imperial Tobacco Group PLC	102,156	4,945,915
Informa PLC	375,016	3,086,907
ITV PLC	552,096	1,152,180
Lloyds Banking Group PLC	5,146,600	3,593,990
Micro Focus International PLC	89,100	2,334,940
National Grid PLC	282,609	3,676,115
Rio Tinto PLC	149,260	5,190,562
Royal Dutch Shell PLC Class B (United Kingdom)	124,048	3,199,509
Vodafone Group PLC sponsored ADR	187,658	5,224,399

TOTAL UNITED KINGDOM		68,779,232

United States of America - 3.4%
ConocoPhillips Co.	57,100	2,480,995
Constellation Brands, Inc. Class A (sub. vtg.)	16,100	2,690,632
Edgewell Personal Care Co. (a)	13,400	1,010,360
Molson Coors Brewing Co. Class B	17,800	1,847,818
S&P Global, Inc.	24,800	3,021,880

TOTAL UNITED STATES OF AMERICA		11,051,685

TOTAL COMMON STOCKS
(Cost $342,166,798)		323,489,152

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.41% (c)	2,576,738	2,577,511
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	5,578,884	5,580,000
TOTAL MONEY MARKET FUNDS
(Cost $8,157,511)		8,157,511
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $350,324,309)		331,646,663
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(4,904,006)
NET ASSETS - 100%		$326,742,657

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,135
Fidelity Securities Lending Cash Central Fund	227,929
Total	$240,064

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$33,817,931	$14,091,127	$19,726,804	$--
Consumer Staples	20,700,990	17,942,396	2,758,594	--
Energy	26,904,182	4,673,346	22,230,836	--
Financials	94,988,650	45,271,935	49,716,715	--
Health Care	35,590,211	17,287,214	18,302,997	--
Industrials	37,607,831	24,170,907	13,436,924	--
Information Technology	16,114,097	12,381,774	3,732,323	--
Materials	29,198,270	17,228,907	11,969,363	--
Real Estate	2,988,590	2,988,590	--	--
Telecommunication Services	14,529,223	5,224,399	9,304,824	--
Utilities	11,049,177	7,373,062	3,676,115	--
Money Market Funds	8,157,511	8,157,511	--	--
Total Investments in Securities:	$331,646,663	$176,791,168	$154,855,495	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$11,569,184
Level 2 to Level 1	$46,147,401

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,207,566) — See accompanying schedule: Unaffiliated issuers (cost $342,166,798)	$323,489,152
Fidelity Central Funds (cost $8,157,511)	8,157,511
Total Investments (cost $350,324,309)		$331,646,663
Receivable for investments sold		908,864
Receivable for fund shares sold		97,815
Dividends receivable		1,257,664
Distributions receivable from Fidelity Central Funds		642
Prepaid expenses		844
Other receivables		7,449
Total assets		333,919,941
Liabilities
Payable for investments purchased	$1,153,215
Payable for fund shares redeemed	111,380
Accrued management fee	197,032
Distribution and service plan fees payable	6,765
Other affiliated payables	61,395
Other payables and accrued expenses	67,497
Collateral on securities loaned, at value	5,580,000
Total liabilities		7,177,284
Net Assets		$326,742,657
Net Assets consist of:
Paid in capital		$445,122,949
Undistributed net investment income		7,482,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,140,021)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,722,649)
Net Assets		$326,742,657
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,716,667 ÷ 991,832 shares)		$7.78
Maximum offering price per share (100/94.25 of $7.78)		$8.25
Class T:
Net Asset Value and redemption price per share ($3,702,831 ÷ 476,888 shares)		$7.76
Maximum offering price per share (100/96.50 of $7.76)		$8.04
Class C:
Net Asset Value and offering price per share ($4,168,284 ÷ 538,146 shares)(a)		$7.75
International Value:
Net Asset Value, offering price and redemption price per share ($309,199,420 ÷ 39,677,508 shares)		$7.79
Class I:
Net Asset Value, offering price and redemption price per share ($1,955,455 ÷ 250,639 shares)		$7.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$12,077,651
Income from Fidelity Central Funds		240,064
Income before foreign taxes withheld		12,317,715
Less foreign taxes withheld		(965,541)
Total income		11,352,174
Expenses
Management fee
Basic fee	$2,211,578
Performance adjustment	149,884
Transfer agent fees	550,933
Distribution and service plan fees	84,764
Accounting and security lending fees	165,525
Custodian fees and expenses	71,903
Independent trustees' fees and expenses	1,339
Registration fees	79,457
Audit	66,005
Legal	856
Miscellaneous	2,052
Total expenses before reductions	3,384,296
Expense reductions	(20,784)	3,363,512
Net investment income (loss)		7,988,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,461,232)
Fidelity Central Funds	1,688
Foreign currency transactions	153,820
Total net realized gain (loss)		(3,305,724)
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,946,074)
Assets and liabilities in foreign currencies	(91,289)
Total change in net unrealized appreciation (depreciation)		(18,037,363)
Net gain (loss)		(21,343,087)
Net increase (decrease) in net assets resulting from operations		$(13,354,425)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,988,662	$4,113,357
Net realized gain (loss)	(3,305,724)	(2,475,305)
Change in net unrealized appreciation (depreciation)	(18,037,363)	(2,310,957)
Net increase (decrease) in net assets resulting from operations	(13,354,425)	(672,905)
Distributions to shareholders from net investment income	(4,084,383)	(7,553,931)
Share transactions - net increase (decrease)	56,799,318	87,547,372
Redemption fees	637	863
Total increase (decrease) in net assets	39,361,147	79,321,399
Net Assets
Beginning of period	287,381,510	208,060,111
End of period	$326,742,657	$287,381,510
Other Information
Undistributed net investment income end of period	$7,482,378	$3,583,213

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.27	$8.62	$8.96	$7.39	$7.02
Income from Investment Operations
Net investment income (loss)A	.17	.13	.31B	.17	.20
Net realized and unrealized gain (loss)	(.57)	(.20)	(.47)	1.64	.39
Total from investment operations	(.40)	(.07)	(.16)	1.81	.59
Distributions from net investment income	(.09)	(.28)	(.17)	(.20)	(.22)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.09)	(.28)	(.18)	(.24)	(.22)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.78	$8.27	$8.62	$8.96	$7.39
Total ReturnD,E	(4.91)%	(.81)%	(1.76)%	25.24%	8.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.37%	1.32%	1.39%	1.44%
Expenses net of fee waivers, if any	1.40%	1.37%	1.32%	1.39%	1.44%
Expenses net of all reductions	1.39%	1.36%	1.32%	1.36%	1.41%
Net investment income (loss)	2.19%	1.58%	3.44%B	2.08%	2.85%
Supplemental Data
Net assets, end of period (000 omitted)	$7,717	$8,956	$6,296	$6,191	$4,491
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.60	$8.94	$7.38	$7.00
Income from Investment Operations
Net investment income (loss)A	.15	.11	.28B	.15	.18
Net realized and unrealized gain (loss)	(.58)	(.20)	(.46)	1.64	.40
Total from investment operations	(.43)	(.09)	(.18)	1.79	.58
Distributions from net investment income	(.06)	(.26)	(.15)	(.19)	(.20)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.06)	(.26)	(.16)	(.23)	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.76	$8.25	$8.60	$8.94	$7.38
Total ReturnD,E	(5.24)%	(1.09)%	(1.99)%	24.86%	8.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.70%	1.66%	1.59%	1.66%	1.71%
Expenses net of fee waivers, if any	1.70%	1.66%	1.59%	1.65%	1.70%
Expenses net of all reductions	1.69%	1.65%	1.59%	1.63%	1.67%
Net investment income (loss)	1.89%	1.29%	3.17%B	1.81%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$3,703	$4,086	$3,604	$3,758	$2,693
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.23	$8.59	$8.93	$7.38	$7.00
Income from Investment Operations
Net investment income (loss)A	.11	.07	.24B	.11	.14
Net realized and unrealized gain (loss)	(.57)	(.20)	(.45)	1.63	.41
Total from investment operations	(.46)	(.13)	(.21)	1.74	.55
Distributions from net investment income	(.02)	(.23)	(.11)	(.15)	(.17)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.02)	(.23)	(.13)C	(.19)	(.17)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$7.75	$8.23	$8.59	$8.93	$7.38
Total ReturnE,F	(5.61)%	(1.58)%	(2.43)%	24.17%	8.12%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.17%	2.15%	2.07%	2.14%	2.19%
Expenses net of fee waivers, if any	2.17%	2.14%	2.07%	2.14%	2.19%
Expenses net of all reductions	2.17%	2.14%	2.07%	2.11%	2.16%
Net investment income (loss)	1.42%	.81%	2.69%B	1.33%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$4,168	$4,502	$3,647	$3,231	$2,249
Portfolio turnover rateI	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.29	$8.64	$8.97	$7.40	$7.03
Income from Investment Operations
Net investment income (loss)A	.20	.16	.34B	.19	.22
Net realized and unrealized gain (loss)	(.58)	(.19)	(.46)	1.65	.40
Total from investment operations	(.38)	(.03)	(.12)	1.84	.62
Distributions from net investment income	(.12)	(.32)	(.20)	(.22)	(.25)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.12)	(.32)	(.21)	(.27)C	(.25)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$7.79	$8.29	$8.64	$8.97	$7.40
Total ReturnE	(4.69)%	(.41)%	(1.34)%	25.57%	9.19%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%	1.02%	.96%	1.05%	1.13%
Expenses net of fee waivers, if any	1.03%	1.02%	.96%	1.05%	1.13%
Expenses net of all reductions	1.03%	1.01%	.95%	1.02%	1.10%
Net investment income (loss)	2.56%	1.93%	3.80%B	2.41%	3.16%
Supplemental Data
Net assets, end of period (000 omitted)	$309,199	$267,567	$192,789	$181,568	$128,983
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.29	$8.65	$8.98	$7.41	$7.04
Income from Investment Operations
Net investment income (loss)A	.19	.15	.33B	.19	.22
Net realized and unrealized gain (loss)	(.58)	(.19)	(.45)	1.65	.40
Total from investment operations	(.39)	(.04)	(.12)	1.84	.62
Distributions from net investment income	(.10)	(.32)	(.19)	(.23)	(.25)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.10)	(.32)	(.21)C	(.27)	(.25)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$7.80	$8.29	$8.65	$8.98	$7.41
Total ReturnE	(4.81)%	(.53)%	(1.41)%	25.64%	9.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%	1.14%	1.05%	1.07%	1.10%
Expenses net of fee waivers, if any	1.17%	1.14%	1.05%	1.07%	1.10%
Expenses net of all reductions	1.16%	1.13%	1.04%	1.04%	1.07%
Net investment income (loss)	2.42%	1.81%	3.71%B	2.39%	3.18%
Supplemental Data
Net assets, end of period (000 omitted)	$1,955	$1,969	$1,310	$239	$372
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$15,594,737
Gross unrealized depreciation	(35,409,788)
Net unrealized appreciation (depreciation) on securities	$(19,815,051)
Tax Cost	$351,461,714

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,827,575
Capital loss carryforward	$(106,347,914)
Net unrealized appreciation (depreciation) on securities and other investments	$(19,859,953)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$(100,317,088)
No expiration
Short-term	$(6,030,826)
Total capital loss carryforward	$(106,347,914)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$4,084,383	$ 7,553,931

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $209,757,865 and $145,656,975, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$20,723	$577
Class T	.25%	.25%	19,386	–
Class B	.75%	.25%	1,467	1,100
Class C	.75%	.25%	43,188	7,271
			$84,764	$8,948

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,496
Class T	1,249
Class B(a)	277
Class C(a)	1,157
$7,179

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$23,442.28
Class T	12,737.33
Class B	418.29
Class C	13,246.31
International Value	495,276.17
Class I	5,814.30
	$550,933

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $303 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,428.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $807 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $227,929, including $152 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,646 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,128.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$95,726	$204,314
Class T	30,318	109,443
Class B	141	8,373
Class C	10,293	99,311
International Value	3,924,604	7,079,700
Class I	23,301	52,790
Total	$4,084,383	$7,553,931

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	238,095	527,583	$1,848,202	$4,502,640
Reinvestment of distributions	11,425	23,604	93,224	197,333
Shares redeemed	(340,144)	(198,812)	(2,620,114)	(1,665,353)
Net increase (decrease)	(90,624)	352,375	$(678,688)	$3,034,620
Class T
Shares sold	88,717	117,820	$694,653	$1,007,336
Reinvestment of distributions	3,669	12,981	29,980	108,520
Shares redeemed	(110,449)	(54,747)	(851,756)	(463,119)
Net increase (decrease)	(18,063)	76,054	$(127,123)	$652,737
Class B
Shares sold	2	2,257	$14	$18,258
Reinvestment of distributions	15	891	124	7,565
Shares redeemed	(36,263)	(14,741)	(277,663)	(124,607)
Net increase (decrease)	(36,246)	(11,593)	$(277,525)	$(98,784)
Class C
Shares sold	105,656	208,019	$808,615	$1,779,247
Reinvestment of distributions	1,181	10,999	9,659	92,173
Shares redeemed	(115,602)	(96,570)	(896,778)	(802,299)
Net increase (decrease)	(8,765)	122,448	$(78,504)	$1,069,121
International Value
Shares sold	10,653,545	14,508,730	$82,568,730	$121,044,962
Reinvestment of distributions	470,177	823,202	3,831,944	6,873,736
Shares redeemed	(3,741,188)	(5,350,163)	(28,527,423)	(45,687,658)
Net increase (decrease)	7,382,534	9,981,769	$57,873,251	$82,231,040
Class I
Shares sold	73,854	413,299	$567,094	$3,523,105
Reinvestment of distributions	2,528	5,275	20,650	44,098
Shares redeemed	(63,368)	(332,392)	(499,837)	(2,908,565)
Net increase (decrease)	13,014	86,182	$87,907	$658,638

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 69% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.37%
Actual		$1,000.00	$991.10	$6.86
Hypothetical-C		$1,000.00	$1,018.25	$6.95
Class T	1.69%
Actual		$1,000.00	$988.50	$8.45
Hypothetical-C		$1,000.00	$1,016.64	$8.57
Class C	2.15%
Actual		$1,000.00	$987.30	$10.74
Hypothetical-C		$1,000.00	$1,014.33	$10.89
International Value	1.00%
Actual		$1,000.00	$992.40	$5.01
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class I	1.14%
Actual		$1,000.00	$992.40	$5.71
Hypothetical-C		$1,000.00	$1,019.41	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Value	12/12/2016	12/09/2016	$0.198	$0.011
Class A	12/12/2016	12/09/2016	$0.166	$0.011
Class T	12/12/2016	12/09/2016	$0.142	$0.011
Class C	12/12/2016	12/09/2016	$0.107	$0.011
Class I	12/12/2016	12/09/2016	$0.190	$0.011

International Value designates 3%, Class A designates 4%, Class T designates 6%, Class B designates 34%, Class C designates 15%, and Class I designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Value, Class A, Class T, Class B, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value	12/07/2015	$0.1237	$0.0077
Class A	12/07/2015	$0.0957	$0.0077
Class T	12/07/2015	$0.0687	$0.0077
Class B	12/07/2015	$0.0117	$0.0077
Class C	12/07/2015	$0.0267	$0.0077
Class I	12/07/2015	$0.1037	$0.0077

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I was above the competitive median because of higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AFIV-ANN-1216
1.827497.110

Fidelity® International Value Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Value Fund	(4.69)%	5.13%	(0.21)%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$9,791	Fidelity® International Value Fund
$10,219	MSCI EAFE Value Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Alexander Zavratsky:  For the year, most of the fund's share classes (excluding sales charges, if applicable) posted returns ranging from about -5% to -6%, underperforming the -3.10% return of the benchmark MSCI EAFE Value Index. Versus the benchmark, stock picking in the U.K. and positioning in Australia disappointed. Brexit and the associated sharp fall in the British pound significantly hurt our domestic positions. Included was the fund’s out-of-index stake in London-based commercial television giant ITV – our largest individual detractor this period – as well as multinational banking firm Barclays and retail and commercial bank Lloyds Banking Group. We exited our stake in Barclays prior to period end. On the flip side, picks among U.S.-listed names with international exposure were a positive, as were choices within Europe, especially Spain and Sweden. An out-of-index stake in German technology services firm Atos was the fund's largest relative contributor. The firm displayed a very strong free-cash-flow yield and had no debt and low expectations, plus the prospect of improving fundamentals, and the market rewarded its stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	21.8%
United Kingdom	21.0%
France	14.4%
Switzerland	7.5%
Germany	6.3%
Australia	4.5%
United States of America*	4.4%
Netherlands	3.8%
Spain	3.4%
Other	12.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	20.6%
Japan	19.6%
France	17.9%
Switzerland	7.9%
United States of America*	6.5%
Germany	6.0%
Netherlands	3.7%
Australia	3.7%
Italy	3.1%
Other	11.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.0	98.8
Short-Term Investments and Net Other Assets (Liabilities)	1.0	1.2

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	3.1	2.2
Total SA (France, Oil, Gas & Consumable Fuels)	3.0	3.5
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.4	1.5
Westpac Banking Corp. (Australia, Banks)	2.2	2.2
BASF AG (Germany, Chemicals)	2.1	1.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	0.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.8	1.6
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.8	1.6
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Banks)	1.8	1.2
Sanofi SA (France, Pharmaceuticals)	1.8	2.1
	21.9

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.2	24.3
Industrials	11.5	8.8
Health Care	10.9	13.6
Consumer Discretionary	10.5	13.8
Materials	8.8	5.8
Energy	8.2	8.2
Consumer Staples	6.3	9.3
Information Technology	4.9	4.4
Telecommunication Services	4.5	6.8
Utilities	3.3	3.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Australia - 4.5%
Ansell Ltd. (a)	72,011	$1,188,151
Insurance Australia Group Ltd.	547,868	2,296,365
Macquarie Group Ltd.	46,837	2,843,187
Magellan Financial Group Ltd.	69,714	1,129,039
Westpac Banking Corp.	318,438	7,363,863

TOTAL AUSTRALIA		14,820,605

Bailiwick of Jersey - 0.5%
Wolseley PLC	30,450	1,584,382
Belgium - 1.2%
KBC Groep NV	61,703	3,759,940
Canada - 0.9%
Imperial Oil Ltd.	67,600	2,192,351
Potash Corp. of Saskatchewan, Inc.	50,900	827,652

TOTAL CANADA		3,020,003

Finland - 1.2%
Sampo Oyj (A Shares)	84,134	3,854,518
France - 14.4%
Atos Origin SA	44,237	4,594,858
AXA SA	241,321	5,444,762
Capgemini SA	41,293	3,421,462
Havas SA	232,403	1,890,697
Sanofi SA	73,370	5,709,567
Societe Generale Series A	127,000	4,953,954
SR Teleperformance SA	21,500	2,272,128
Total SA	207,659	9,947,885
VINCI SA (b)	77,400	5,606,047
Vivendi SA	153,592	3,108,786

TOTAL FRANCE		46,950,146

Germany - 6.3%
Axel Springer Verlag AG	30,600	1,532,260
BASF AG	76,377	6,732,581
Fresenius SE & Co. KGaA	42,200	3,114,896
GEA Group AG	43,199	1,670,429
HeidelbergCement Finance AG	26,200	2,478,052
Linde AG	16,000	2,639,869
SAP AG	29,231	2,575,234

TOTAL GERMANY		20,743,321

Hong Kong - 1.6%
AIA Group Ltd.	440,000	2,777,108
Power Assets Holdings Ltd.	254,000	2,389,166

TOTAL HONG KONG		5,166,274

Indonesia - 0.6%
PT Bank Rakyat Indonesia Tbk	2,131,000	1,992,505
Ireland - 2.1%
Allergan PLC (a)	7,280	1,521,083
CRH PLC	73,800	2,395,848
Medtronic PLC	34,200	2,805,084

TOTAL IRELAND		6,722,015

Israel - 0.8%
Teva Pharmaceutical Industries Ltd. sponsored ADR	60,599	2,590,001
Italy - 0.5%
Telecom Italia SpA (a)	1,931,300	1,678,866
Japan - 21.8%
Astellas Pharma, Inc.	139,900	2,076,377
Daito Trust Construction Co. Ltd.	15,200	2,547,344
Dentsu, Inc.	33,100	1,653,895
East Japan Railway Co.	18,800	1,659,498
Fuji Heavy Industries Ltd.	75,600	2,951,334
Hoya Corp.	72,600	3,035,673
Itochu Corp.	217,500	2,755,304
Japan Tobacco, Inc.	78,700	2,997,309
Kao Corp.	30,800	1,587,432
KDDI Corp.	93,800	2,850,880
Komatsu Ltd.	111,200	2,475,212
Makita Corp.	34,700	2,405,540
Mitsubishi UFJ Financial Group, Inc.	1,517,600	7,830,530
Nintendo Co. Ltd.	4,800	1,157,089
Nippon Prologis REIT, Inc.	195	441,246
Nippon Telegraph & Telephone Corp.	107,700	4,775,078
OBIC Co. Ltd.	39,000	2,030,514
Olympus Corp.	84,800	3,032,326
ORIX Corp.	238,900	3,794,107
Seven & i Holdings Co. Ltd.	68,500	2,862,930
Shin-Etsu Chemical Co. Ltd.	20,600	1,565,773
Sony Corp.	95,200	3,000,537
Sony Financial Holdings, Inc.	114,700	1,614,353
Toyota Motor Corp.	173,200	10,046,774

TOTAL JAPAN		71,147,055

Luxembourg - 0.3%
RTL Group SA	11,326	883,373
Netherlands - 3.8%
ING Groep NV (Certificaten Van Aandelen)	438,790	5,760,004
PostNL NV (a)	173,631	818,070
RELX NV	219,782	3,706,082
Wolters Kluwer NV	55,133	2,133,712

TOTAL NETHERLANDS		12,417,868

Norway - 0.8%
Statoil ASA	166,900	2,724,811
Spain - 3.4%
Banco Bilbao Vizcaya Argentaria SA	130,200	937,269
Banco Santander SA (Spain)	421,500	2,065,362
CaixaBank SA	708,321	2,137,280
Iberdrola SA	731,213	4,983,896
Mediaset Espana Comunicacion SA	84,200	940,481

TOTAL SPAIN		11,064,288

Sweden - 2.4%
Nordea Bank AB	456,800	4,802,086
Swedbank AB (A Shares)	132,242	3,098,089

TOTAL SWEDEN		7,900,175

Switzerland - 7.5%
ABB Ltd. (Reg.)	170,100	3,509,236
Credit Suisse Group AG	158,124	2,206,269
Lafargeholcim Ltd. (Reg.)	55,890	2,984,980
Nestle SA (Reg. S)	33,221	2,408,985
Novartis AG	63,746	4,523,900
Syngenta AG (Switzerland)	1,689	675,880
UBS Group AG	280,358	3,944,637
Zurich Insurance Group AG	16,757	4,384,202

TOTAL SWITZERLAND		24,638,089

United Kingdom - 21.0%
AstraZeneca PLC (United Kingdom)	107,030	5,993,153
Aviva PLC	658,620	3,568,914
BAE Systems PLC	565,429	3,746,394
BHP Billiton PLC	246,529	3,707,073
BP PLC	1,075,600	6,358,631
British American Tobacco PLC (United Kingdom)	6,100	349,609
Bunzl PLC	121,334	3,265,797
Compass Group PLC	197,339	3,570,707
HSBC Holdings PLC sponsored ADR	154,516	5,814,437
Imperial Tobacco Group PLC	102,156	4,945,915
Informa PLC	375,016	3,086,907
ITV PLC	552,096	1,152,180
Lloyds Banking Group PLC	5,146,600	3,593,990
Micro Focus International PLC	89,100	2,334,940
National Grid PLC	282,609	3,676,115
Rio Tinto PLC	149,260	5,190,562
Royal Dutch Shell PLC Class B (United Kingdom)	124,048	3,199,509
Vodafone Group PLC sponsored ADR	187,658	5,224,399

TOTAL UNITED KINGDOM		68,779,232

United States of America - 3.4%
ConocoPhillips Co.	57,100	2,480,995
Constellation Brands, Inc. Class A (sub. vtg.)	16,100	2,690,632
Edgewell Personal Care Co. (a)	13,400	1,010,360
Molson Coors Brewing Co. Class B	17,800	1,847,818
S&P Global, Inc.	24,800	3,021,880

TOTAL UNITED STATES OF AMERICA		11,051,685

TOTAL COMMON STOCKS
(Cost $342,166,798)		323,489,152

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.41% (c)	2,576,738	2,577,511
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	5,578,884	5,580,000
TOTAL MONEY MARKET FUNDS
(Cost $8,157,511)		8,157,511
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $350,324,309)		331,646,663
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(4,904,006)
NET ASSETS - 100%		$326,742,657

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,135
Fidelity Securities Lending Cash Central Fund	227,929
Total	$240,064

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$33,817,931	$14,091,127	$19,726,804	$--
Consumer Staples	20,700,990	17,942,396	2,758,594	--
Energy	26,904,182	4,673,346	22,230,836	--
Financials	94,988,650	45,271,935	49,716,715	--
Health Care	35,590,211	17,287,214	18,302,997	--
Industrials	37,607,831	24,170,907	13,436,924	--
Information Technology	16,114,097	12,381,774	3,732,323	--
Materials	29,198,270	17,228,907	11,969,363	--
Real Estate	2,988,590	2,988,590	--	--
Telecommunication Services	14,529,223	5,224,399	9,304,824	--
Utilities	11,049,177	7,373,062	3,676,115	--
Money Market Funds	8,157,511	8,157,511	--	--
Total Investments in Securities:	$331,646,663	$176,791,168	$154,855,495	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$11,569,184
Level 2 to Level 1	$46,147,401

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,207,566) — See accompanying schedule: Unaffiliated issuers (cost $342,166,798)	$323,489,152
Fidelity Central Funds (cost $8,157,511)	8,157,511
Total Investments (cost $350,324,309)		$331,646,663
Receivable for investments sold		908,864
Receivable for fund shares sold		97,815
Dividends receivable		1,257,664
Distributions receivable from Fidelity Central Funds		642
Prepaid expenses		844
Other receivables		7,449
Total assets		333,919,941
Liabilities
Payable for investments purchased	$1,153,215
Payable for fund shares redeemed	111,380
Accrued management fee	197,032
Distribution and service plan fees payable	6,765
Other affiliated payables	61,395
Other payables and accrued expenses	67,497
Collateral on securities loaned, at value	5,580,000
Total liabilities		7,177,284
Net Assets		$326,742,657
Net Assets consist of:
Paid in capital		$445,122,949
Undistributed net investment income		7,482,378
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(107,140,021)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(18,722,649)
Net Assets		$326,742,657
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,716,667 ÷ 991,832 shares)		$7.78
Maximum offering price per share (100/94.25 of $7.78)		$8.25
Class T:
Net Asset Value and redemption price per share ($3,702,831 ÷ 476,888 shares)		$7.76
Maximum offering price per share (100/96.50 of $7.76)		$8.04
Class C:
Net Asset Value and offering price per share ($4,168,284 ÷ 538,146 shares)(a)		$7.75
International Value:
Net Asset Value, offering price and redemption price per share ($309,199,420 ÷ 39,677,508 shares)		$7.79
Class I:
Net Asset Value, offering price and redemption price per share ($1,955,455 ÷ 250,639 shares)		$7.80

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$12,077,651
Income from Fidelity Central Funds		240,064
Income before foreign taxes withheld		12,317,715
Less foreign taxes withheld		(965,541)
Total income		11,352,174
Expenses
Management fee
Basic fee	$2,211,578
Performance adjustment	149,884
Transfer agent fees	550,933
Distribution and service plan fees	84,764
Accounting and security lending fees	165,525
Custodian fees and expenses	71,903
Independent trustees' fees and expenses	1,339
Registration fees	79,457
Audit	66,005
Legal	856
Miscellaneous	2,052
Total expenses before reductions	3,384,296
Expense reductions	(20,784)	3,363,512
Net investment income (loss)		7,988,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,461,232)
Fidelity Central Funds	1,688
Foreign currency transactions	153,820
Total net realized gain (loss)		(3,305,724)
Change in net unrealized appreciation (depreciation) on: Investment securities	(17,946,074)
Assets and liabilities in foreign currencies	(91,289)
Total change in net unrealized appreciation (depreciation)		(18,037,363)
Net gain (loss)		(21,343,087)
Net increase (decrease) in net assets resulting from operations		$(13,354,425)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,988,662	$4,113,357
Net realized gain (loss)	(3,305,724)	(2,475,305)
Change in net unrealized appreciation (depreciation)	(18,037,363)	(2,310,957)
Net increase (decrease) in net assets resulting from operations	(13,354,425)	(672,905)
Distributions to shareholders from net investment income	(4,084,383)	(7,553,931)
Share transactions - net increase (decrease)	56,799,318	87,547,372
Redemption fees	637	863
Total increase (decrease) in net assets	39,361,147	79,321,399
Net Assets
Beginning of period	287,381,510	208,060,111
End of period	$326,742,657	$287,381,510
Other Information
Undistributed net investment income end of period	$7,482,378	$3,583,213

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.27	$8.62	$8.96	$7.39	$7.02
Income from Investment Operations
Net investment income (loss)A	.17	.13	.31B	.17	.20
Net realized and unrealized gain (loss)	(.57)	(.20)	(.47)	1.64	.39
Total from investment operations	(.40)	(.07)	(.16)	1.81	.59
Distributions from net investment income	(.09)	(.28)	(.17)	(.20)	(.22)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.09)	(.28)	(.18)	(.24)	(.22)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.78	$8.27	$8.62	$8.96	$7.39
Total ReturnD,E	(4.91)%	(.81)%	(1.76)%	25.24%	8.82%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.37%	1.32%	1.39%	1.44%
Expenses net of fee waivers, if any	1.40%	1.37%	1.32%	1.39%	1.44%
Expenses net of all reductions	1.39%	1.36%	1.32%	1.36%	1.41%
Net investment income (loss)	2.19%	1.58%	3.44%B	2.08%	2.85%
Supplemental Data
Net assets, end of period (000 omitted)	$7,717	$8,956	$6,296	$6,191	$4,491
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.90%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.25	$8.60	$8.94	$7.38	$7.00
Income from Investment Operations
Net investment income (loss)A	.15	.11	.28B	.15	.18
Net realized and unrealized gain (loss)	(.58)	(.20)	(.46)	1.64	.40
Total from investment operations	(.43)	(.09)	(.18)	1.79	.58
Distributions from net investment income	(.06)	(.26)	(.15)	(.19)	(.20)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.06)	(.26)	(.16)	(.23)	(.20)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$7.76	$8.25	$8.60	$8.94	$7.38
Total ReturnD,E	(5.24)%	(1.09)%	(1.99)%	24.86%	8.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.70%	1.66%	1.59%	1.66%	1.71%
Expenses net of fee waivers, if any	1.70%	1.66%	1.59%	1.65%	1.70%
Expenses net of all reductions	1.69%	1.65%	1.59%	1.63%	1.67%
Net investment income (loss)	1.89%	1.29%	3.17%B	1.81%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$3,703	$4,086	$3,604	$3,758	$2,693
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.64%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.23	$8.59	$8.93	$7.38	$7.00
Income from Investment Operations
Net investment income (loss)A	.11	.07	.24B	.11	.14
Net realized and unrealized gain (loss)	(.57)	(.20)	(.45)	1.63	.41
Total from investment operations	(.46)	(.13)	(.21)	1.74	.55
Distributions from net investment income	(.02)	(.23)	(.11)	(.15)	(.17)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.02)	(.23)	(.13)C	(.19)	(.17)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$7.75	$8.23	$8.59	$8.93	$7.38
Total ReturnE,F	(5.61)%	(1.58)%	(2.43)%	24.17%	8.12%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.17%	2.15%	2.07%	2.14%	2.19%
Expenses net of fee waivers, if any	2.17%	2.14%	2.07%	2.14%	2.19%
Expenses net of all reductions	2.17%	2.14%	2.07%	2.11%	2.16%
Net investment income (loss)	1.42%	.81%	2.69%B	1.33%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$4,168	$4,502	$3,647	$3,231	$2,249
Portfolio turnover rateI	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

 C Total distributions of $.13 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.29	$8.64	$8.97	$7.40	$7.03
Income from Investment Operations
Net investment income (loss)A	.20	.16	.34B	.19	.22
Net realized and unrealized gain (loss)	(.58)	(.19)	(.46)	1.65	.40
Total from investment operations	(.38)	(.03)	(.12)	1.84	.62
Distributions from net investment income	(.12)	(.32)	(.20)	(.22)	(.25)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.12)	(.32)	(.21)	(.27)C	(.25)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$7.79	$8.29	$8.64	$8.97	$7.40
Total ReturnE	(4.69)%	(.41)%	(1.34)%	25.57%	9.19%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%	1.02%	.96%	1.05%	1.13%
Expenses net of fee waivers, if any	1.03%	1.02%	.96%	1.05%	1.13%
Expenses net of all reductions	1.03%	1.01%	.95%	1.02%	1.10%
Net investment income (loss)	2.56%	1.93%	3.80%B	2.41%	3.16%
Supplemental Data
Net assets, end of period (000 omitted)	$309,199	$267,567	$192,789	$181,568	$128,983
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.27%.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.042 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Value Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.29	$8.65	$8.98	$7.41	$7.04
Income from Investment Operations
Net investment income (loss)A	.19	.15	.33B	.19	.22
Net realized and unrealized gain (loss)	(.58)	(.19)	(.45)	1.65	.40
Total from investment operations	(.39)	(.04)	(.12)	1.84	.62
Distributions from net investment income	(.10)	(.32)	(.19)	(.23)	(.25)
Distributions from net realized gain	–	–	(.01)	(.04)	–
Total distributions	(.10)	(.32)	(.21)C	(.27)	(.25)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$7.80	$8.29	$8.65	$8.98	$7.41
Total ReturnE	(4.81)%	(.53)%	(1.41)%	25.64%	9.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.17%	1.14%	1.05%	1.07%	1.10%
Expenses net of fee waivers, if any	1.17%	1.14%	1.05%	1.07%	1.10%
Expenses net of all reductions	1.16%	1.13%	1.04%	1.04%	1.07%
Net investment income (loss)	2.42%	1.81%	3.71%B	2.39%	3.18%
Supplemental Data
Net assets, end of period (000 omitted)	$1,955	$1,969	$1,310	$239	$372
Portfolio turnover rateH	47%	44%	69%	79%	74%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.18%.

 C Total distributions of $.21 per share is comprised of distributions from net investment income of $.191 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Value and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$15,594,737
Gross unrealized depreciation	(35,409,788)
Net unrealized appreciation (depreciation) on securities	$(19,815,051)
Tax Cost	$351,461,714

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,827,575
Capital loss carryforward	$(106,347,914)
Net unrealized appreciation (depreciation) on securities and other investments	$(19,859,953)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(65,376,972)
2018	(3,571,319)
2019	(31,368,797)
Total with expiration	$(100,317,088)
No expiration
Short-term	$(6,030,826)
Total capital loss carryforward	$(106,347,914)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$4,084,383	$ 7,553,931

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $209,757,865 and $145,656,975, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .75% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$20,723	$577
Class T	.25%	.25%	19,386	–
Class B	.75%	.25%	1,467	1,100
Class C	.75%	.25%	43,188	7,271
			$84,764	$8,948

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,496
Class T	1,249
Class B(a)	277
Class C(a)	1,157
$7,179

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$23,442.28
Class T	12,737.33
Class B	418.29
Class C	13,246.31
International Value	495,276.17
Class I	5,814.30
	$550,933

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $303 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,428.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $807 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $227,929, including $152 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,646 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,128.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$95,726	$204,314
Class T	30,318	109,443
Class B	141	8,373
Class C	10,293	99,311
International Value	3,924,604	7,079,700
Class I	23,301	52,790
Total	$4,084,383	$7,553,931

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	238,095	527,583	$1,848,202	$4,502,640
Reinvestment of distributions	11,425	23,604	93,224	197,333
Shares redeemed	(340,144)	(198,812)	(2,620,114)	(1,665,353)
Net increase (decrease)	(90,624)	352,375	$(678,688)	$3,034,620
Class T
Shares sold	88,717	117,820	$694,653	$1,007,336
Reinvestment of distributions	3,669	12,981	29,980	108,520
Shares redeemed	(110,449)	(54,747)	(851,756)	(463,119)
Net increase (decrease)	(18,063)	76,054	$(127,123)	$652,737
Class B
Shares sold	2	2,257	$14	$18,258
Reinvestment of distributions	15	891	124	7,565
Shares redeemed	(36,263)	(14,741)	(277,663)	(124,607)
Net increase (decrease)	(36,246)	(11,593)	$(277,525)	$(98,784)
Class C
Shares sold	105,656	208,019	$808,615	$1,779,247
Reinvestment of distributions	1,181	10,999	9,659	92,173
Shares redeemed	(115,602)	(96,570)	(896,778)	(802,299)
Net increase (decrease)	(8,765)	122,448	$(78,504)	$1,069,121
International Value
Shares sold	10,653,545	14,508,730	$82,568,730	$121,044,962
Reinvestment of distributions	470,177	823,202	3,831,944	6,873,736
Shares redeemed	(3,741,188)	(5,350,163)	(28,527,423)	(45,687,658)
Net increase (decrease)	7,382,534	9,981,769	$57,873,251	$82,231,040
Class I
Shares sold	73,854	413,299	$567,094	$3,523,105
Reinvestment of distributions	2,528	5,275	20,650	44,098
Shares redeemed	(63,368)	(332,392)	(499,837)	(2,908,565)
Net increase (decrease)	13,014	86,182	$87,907	$658,638

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 69% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Value Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.37%
Actual		$1,000.00	$991.10	$6.86
Hypothetical-C		$1,000.00	$1,018.25	$6.95
Class T	1.69%
Actual		$1,000.00	$988.50	$8.45
Hypothetical-C		$1,000.00	$1,016.64	$8.57
Class C	2.15%
Actual		$1,000.00	$987.30	$10.74
Hypothetical-C		$1,000.00	$1,014.33	$10.89
International Value	1.00%
Actual		$1,000.00	$992.40	$5.01
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Class I	1.14%
Actual		$1,000.00	$992.40	$5.71
Hypothetical-C		$1,000.00	$1,019.41	$5.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
International Value	12/12/2016	12/09/2016	$0.198	$0.011
Class A	12/12/2016	12/09/2016	$0.166	$0.011
Class T	12/12/2016	12/09/2016	$0.142	$0.011
Class C	12/12/2016	12/09/2016	$0.107	$0.011
Class I	12/12/2016	12/09/2016	$0.190	$0.011

International Value designates 3%, Class A designates 4%, Class T designates 6%, Class B designates 34%, Class C designates 15%, and Class I designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Value, Class A, Class T, Class B, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Value	12/07/2015	$0.1237	$0.0077
Class A	12/07/2015	$0.0957	$0.0077
Class T	12/07/2015	$0.0687	$0.0077
Class B	12/07/2015	$0.0117	$0.0077
Class C	12/07/2015	$0.0267	$0.0077
Class I	12/07/2015	$0.1037	$0.0077

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class T, Class C, and Class I was above the competitive median because of higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FIV-ANN-1216
1.827482.110

Fidelity Advisor® Total Emerging Markets Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® Total Emerging Markets Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	5.69%	2.82%
Class T (incl. 3.50% sales charge)	8.00%	3.05%
Class C (incl. contingent deferred sales charge)	10.36%	3.26%
Class I	12.48%	4.30%

 A From November 1, 2011

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Total Emerging Markets Fund - Class A on November 1, 2011, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$11,492	Fidelity Advisor® Total Emerging Markets Fund - Class A
$10,747	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.'s June vote to exit the European Union – dubbed "Brexit" – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from "risk off" to "risk on." Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Lead-Portfolio Manager John Carlson:  For the year, the fund's share classes (excluding sales charges, if applicable) generally advanced about 12%, outpacing the 10.66% return of the Fidelity Total Emerging Markets Composite IndexSM. Security selection within both the emerging markets (EM) debt and equity sleeves lifted relative performance most, and asset allocation decisions also helped. The debt sleeve’s outperformance was driven primarily by its overweightings in strong-performing index components Venezuela and Brazil. Toward the end of the period, Venezuela’s state oil company completed a debt swap extending short-dated maturities and buying the country more time to adjust to the low oil-price environment. Brazilian assets also rallied this period, as expectations rose for fiscal adjustments under the country’s new administration after Brazil’s president was formally impeached. Meanwhile, our EM equity component benefited from positioning in South Africa, China, Brazil, India and Russia, as well as security selection in Mexico. In terms of stocks, our non-index stake in Smiles was a plus. Smiles manages the frequent-flyer program of Brazilian low-cost air carrier GOL Airlines. The stock rallied this year along with broader Brazilian market. Conversely, an underweighting Brazil’s Banco Bradesco hurt most, as the stock outperformed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.8	2.1
Naspers Ltd. Class N (South Africa, Media)	2.4	2.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.3	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.2	1.0
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.4	1.4
	11.1

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.4	18.8
Information Technology	14.7	13.0
Energy	12.4	16.8
Consumer Discretionary	8.1	7.4
Consumer Staples	5.4	5.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Top Five Countries as of October 31, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Korea (South)	8.0	8.7
Cayman Islands	7.1	6.9
Brazil	6.7	6.1
India	5.9	5.5
Taiwan	5.3	4.4

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of October 31, 2016
Stocks and Equity Futures	68.3%
Bonds	26.6%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	5.0%

As of April 30, 2016
Stocks and Equity Futures	67.5%
Bonds	28.8%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 59.5%
		Shares	Value
Argentina - 0.3%
Grupo Superveille SA sponsored ADR (a)		4,200	$63,756
Telecom Argentina SA Class B sponsored ADR		8,534	160,610
YPF SA Class D sponsored ADR		11,500	204,240

TOTAL ARGENTINA			428,606

Australia - 0.0%
Frontier Digital Ventures Ltd.		101,123	39,231
Austria - 0.3%
Erste Group Bank AG		13,475	423,204
Bermuda - 0.8%
AGTech Holdings Ltd. (b)		500,000	104,441
Credicorp Ltd. (United States)		1,950	289,926
GP Investments Ltd. Class A (depositary receipt) (b)		22,922	49,837
PAX Global Technology Ltd.		249,460	156,002
Shangri-La Asia Ltd.		520,000	571,926
VimpelCom Ltd. sponsored ADR		47,160	157,514

TOTAL BERMUDA			1,329,646

Brazil - 2.1%
B2W Companhia Global do Varejo (b)		56,040	275,284
BB Seguridade Participacoes SA		37,670	379,296
BR Malls Participacoes SA		22,380	89,604
Cielo SA		25,896	262,854
Companhia de Saneamento de Minas Gerais		25,496	266,142
Cosan SA Industria e Comercio		16,835	226,365
Direcional Engenharia SA		89,300	154,429
FPC Par Corretora de Seguros		70,900	335,176
Minerva SA (b)		92,300	292,341
Smiles SA		51,600	941,797

TOTAL BRAZIL			3,223,288

British Virgin Islands - 0.1%
Mail.Ru Group Ltd. GDR (Reg. S) (b)		12,836	210,125
Canada - 0.3%
Pacific Exploration and Production Corp. warrants		450	13,392
Pan American Silver Corp.		20,800	333,424
Torex Gold Resources, Inc. (b)		7,030	130,768

TOTAL CANADA			477,584

Cayman Islands - 7.0%
51job, Inc. sponsored ADR (b)		5,900	200,600
58.com, Inc. ADR (b)		24,050	1,006,493
Alibaba Group Holding Ltd. sponsored ADR (b)		21,800	2,216,842
Bitauto Holdings Ltd. ADR (b)		15,400	393,162
BizLink Holding, Inc.		18,294	92,838
China State Construction International Holdings Ltd.		208,000	304,133
CK Hutchison Holdings Ltd.		18,170	224,795
Ctrip.com International Ltd. ADR (b)		2,700	119,205
Fang Holdings Ltd. ADR (b)		32,400	107,892
Haitian International Holdings Ltd.		104,000	214,556
Himax Technologies, Inc. sponsored ADR		15,200	119,320
JD.com, Inc. sponsored ADR (b)		36,000	934,200
Sino Biopharmaceutical Ltd.		514,000	359,874
Sunny Optical Technology Group Co. Ltd.		7,000	34,208
Tencent Holdings Ltd.		135,150	3,581,791
Uni-President China Holdings Ltd.		792,600	536,538
Vipshop Holdings Ltd. ADR (b)		32,300	441,541

TOTAL CAYMAN ISLANDS			10,887,988

Chile - 1.0%
Compania Cervecerias Unidas SA sponsored ADR		14,900	320,350
CorpBanca SA		28,194,559	255,306
Enersis SA		1,580,842	267,418
Inversiones La Construccion SA		17,643	215,939
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		9,700	283,822
Vina Concha y Toro SA		93,580	163,173

TOTAL CHILE			1,506,008

China - 4.4%
Anhui Conch Cement Co. Ltd. (H Shares)		101,000	279,993
BBMG Corp. (H Shares)		1,020,000	373,513
China Life Insurance Co. Ltd. (H Shares)		242,034	599,212
China Longyuan Power Grid Corp. Ltd. (H Shares)		293,360	224,307
China Pacific Insurance (Group) Co. Ltd. (H Shares)		183,306	662,975
China Petroleum & Chemical Corp. (H Shares)		406,000	293,620
China Shenhua Energy Co. Ltd. (H Shares)		157,000	326,731
China Suntien Green Energy Corp. Ltd. (H Shares)		169,000	22,662
China Telecom Corp. Ltd. (H Shares)		568,449	293,916
Industrial & Commercial Bank of China Ltd. (H Shares)		2,320,660	1,392,952
Inner Mongoli Yili Industries Co. Ltd. (A Shares)		80,871	214,716
Kweichow Moutai Co. Ltd. (A Shares)		6,850	321,432
Maanshan Iron & Steel Ltd. (H Shares) (b)		470,000	107,265
PICC Property & Casualty Co. Ltd. (H Shares)		230,580	373,421
Qingdao Haier Co. Ltd.		372,782	549,066
Shanghai International Airport Co. Ltd. (A Shares)		53,866	215,518
Tsingtao Brewery Co. Ltd. (H Shares)		68,000	271,805
Zhengzhou Yutong Bus Co. Ltd.		77,591	246,773

TOTAL CHINA			6,769,877

Colombia - 0.2%
Bancolombia SA sponsored ADR		7,555	289,205
Czech Republic - 0.2%
MONETA Money Bank A/S		72,400	252,465
Egypt - 0.2%
Commercial International Bank SAE sponsored GDR		33,800	149,396
Global Telecom Holding GDR (b)		42,760	87,658
Qalaa Holdings SAE (b)		254,000	20,309

TOTAL EGYPT			257,363

Greece - 0.2%
Titan Cement Co. SA (Reg.)		16,100	374,154
Hong Kong - 3.6%
AIA Group Ltd.		71,020	448,250
China Mobile Ltd.		35,590	407,733
China Mobile Ltd. sponsored ADR		23,950	1,375,449
China Resources Beer Holdings Co. Ltd.		364,666	775,830
China Resources Power Holdings Co. Ltd.		128,949	219,140
CNOOC Ltd.		851,000	1,070,791
Far East Horizon Ltd.		794,980	725,733
Sinotruk Hong Kong Ltd.		295,000	163,180
Techtronic Industries Co. Ltd.		103,500	389,682

TOTAL HONG KONG			5,575,788

India - 5.9%
Adani Ports & Special Economic Zone		99,786	459,247
Axis Bank Ltd.		41,795	305,072
Bharti Infratel Ltd.		43,303	224,385
Coal India Ltd.		88,259	429,748
Dalmia Bharat Ltd.		498	15,359
Edelweiss Financial Services Ltd. (b)		112,822	206,344
Eicher Motors Ltd.		863	310,758
Grasim Industries Ltd.		5,504	79,824
Housing Development Finance Corp. Ltd.		22,355	466,400
ICICI Bank Ltd. (b)		49,400	205,577
ICICI Bank Ltd. sponsored ADR		16,000	132,640
ITC Ltd.		169,987	619,497
JK Cement Ltd.		20,686	293,162
Larsen & Toubro Ltd.		17,387	385,949
LIC Housing Finance Ltd.		35,831	313,026
Lupin Ltd.		29,196	651,429
Petronet LNG Ltd.		49,936	291,057
Phoenix Mills Ltd.		43,925	248,284
Power Grid Corp. of India Ltd.		242,624	639,791
Reliance Industries Ltd.		46,383	733,549
SREI Infrastructure Finance Ltd. (b)		116,223	126,755
State Bank of India		135,733	524,981
Sun Pharmaceutical Industries Ltd.		64,182	715,277
Tata Consultancy Services Ltd.		20,272	728,973

TOTAL INDIA			9,107,084

Indonesia - 1.0%
PT Astra International Tbk		1,010,500	636,984
PT Bank Mandiri (Persero) Tbk		297,850	262,361
PT Bank Rakyat Indonesia Tbk		473,800	443,007
PT Kalbe Farma Tbk		1,149,400	153,277
PT Link Net Tbk		335,600	128,602

TOTAL INDONESIA			1,624,231

Israel - 0.3%
Bezeq The Israel Telecommunication Corp. Ltd.		283,655	515,360
Japan - 1.2%
Alps Electric Co. Ltd.		5,700	136,970
DeNA Co. Ltd.		2,700	87,022
Nexon Co. Ltd.		8,100	138,257
Nissha Printing Co. Ltd. (c)		5,000	121,245
Rakuten, Inc.		16,900	195,397
Sony Corp.		5,900	185,958
Sumco Corp.		21,800	229,080
Suzuki Motor Corp.		21,800	775,379

TOTAL JAPAN			1,869,308

Korea (South) - 7.2%
AMOREPACIFIC Group, Inc.		2,530	327,378
Daou Technology, Inc.		16,275	294,550
Duk San Neolux Co. Ltd. (b)		1,826	47,097
EO Technics Co. Ltd.		867	47,756
Fila Korea Ltd.		4,672	356,194
Hanon Systems		22,770	213,017
Hyundai Fire & Marine Insurance Co. Ltd.		9,138	282,428
Hyundai Glovis Co. Ltd.		1,740	263,946
Hyundai Industrial Development & Construction Co.		5,165	219,018
Hyundai Mobis		1,747	418,514
InterPark INT Corp.		21,242	208,008
Kakao Corp.		802	53,572
KB Financial Group, Inc.		24,687	914,229
KEPCO Plant Service & Engineering Co. Ltd.		3,362	161,375
Korea Electric Power Corp.		9,318	403,277
Korea Express Co. Ltd. (b)		722	126,882
Korean Reinsurance Co.		42,922	442,822
KT Corp.		3,684	103,970
KT Corp. sponsored ADR (c)		1,510	24,145
LG Chemical Ltd.		1,234	265,949
LG Display Co. Ltd.		10,873	260,082
NCSOFT Corp.		1,368	316,358
Samsung Electronics Co. Ltd.		2,344	3,358,950
Samsung Fire & Marine Insurance Co. Ltd.		554	141,194
Samsung SDI Co. Ltd.		4,003	330,038
Shinhan Financial Group Co. Ltd.		25,548	979,475
Shinhan Financial Group Co. Ltd. sponsored ADR		200	7,728
SK Hynix, Inc.		7,456	267,274
SK Telecom Co. Ltd.		64	12,551
SK Telecom Co. Ltd. sponsored ADR		10,484	229,075
Viatron Technologies, Inc.		3,962	69,800

TOTAL KOREA (SOUTH)			11,146,652

Mauritius - 0.1%
MakeMyTrip Ltd. (b)		8,000	227,200
Mexico - 3.2%
America Movil S.A.B. de CV Series L sponsored ADR		19,573	257,189
Banregio Grupo Financiero S.A.B. de CV		18,580	121,737
CEMEX S.A.B. de CV sponsored ADR		48,188	418,272
El Puerto de Liverpool S.A.B. de CV Class C		36,200	379,448
Fibra Uno Administracion SA de CV		224,360	428,161
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B		35,700	345,063
Grupo Comercial Chedraui S.A.B. de CV		87,376	194,898
Grupo Financiero Banorte S.A.B. de CV Series O		218,369	1,285,998
Infraestructura Energetica Nova S.A.B. de CV		64,000	283,346
Macquarie Mexican (REIT)		477,270	601,227
Promotora y Operadora de Infraestructura S.A.B. de CV		20,300	226,940
Wal-Mart de Mexico SA de CV Series V		185,500	392,474

TOTAL MEXICO			4,934,753

Netherlands - 0.6%
Altice NV Class B (b)		7,414	137,992
Cnova NV (b)		8,050	43,148
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 9/29/17 (b)(d)		66,550	241,025
Yandex NV Series A (b)		23,067	454,189

TOTAL NETHERLANDS			876,354

Nigeria - 0.2%
Guaranty Trust Bank PLC		338,721	25,250
Guaranty Trust Bank PLC GDR (Reg. S)		23,480	93,450
Transnational Corp. of Nigeria PLC (b)		6,036,239	17,424
Zenith Bank PLC		2,567,575	119,725

TOTAL NIGERIA			255,849

Pakistan - 0.3%
Habib Bank Ltd.		201,900	430,926
Panama - 0.2%
Copa Holdings SA Class A		3,249	299,655
Philippines - 0.6%
Alliance Global Group, Inc.		556,620	163,896
Metropolitan Bank & Trust Co.		231,781	389,097
Robinsons Land Corp.		576,880	368,669

TOTAL PHILIPPINES			921,662

Romania - 0.1%
Banca Transilvania SA		257,042	144,972
Russia - 3.6%
Lukoil PJSC sponsored ADR		20,900	1,018,875
Magnit OJSC GDR (Reg. S)		18,900	750,141
MegaFon PJSC (b)		11,400	108,244
MegaFon PJSC GDR		6,440	61,373
MMC Norilsk Nickel PJSC sponsored ADR		36,900	556,452
Mobile TeleSystems OJSC (b)		57,492	202,835
Mobile TeleSystems OJSC sponsored ADR		4,100	31,611
NOVATEK OAO GDR (Reg. S)		5,700	609,330
Rosneft Oil Co. OJSC (b)		80,100	439,215
Sberbank of Russia (b)		207,580	483,173
Sberbank of Russia sponsored ADR		89,384	848,254
Sistema JSFC (b)		435,400	132,369
Sistema JSFC sponsored GDR		5,060	37,798
Unipro PJSC (b)		4,893,700	225,229

TOTAL RUSSIA			5,504,899

Singapore - 0.4%
Ascendas Real Estate Investment Trust		246,210	419,420
First Resources Ltd.		205,700	269,092

TOTAL SINGAPORE			688,512

South Africa - 4.9%
Alexander Forbes Group Holdings Ltd.		319,715	145,112
Aspen Pharmacare Holdings Ltd.		16,476	358,913
Barclays Africa Group Ltd.		31,667	367,216
Bidcorp Ltd.		15,756	277,815
Bidvest Group Ltd.		24,756	307,363
Imperial Holdings Ltd.		48,800	616,417
JSE Ltd.		12,510	145,913
Life Healthcare Group Holdings Ltd.		110,900	296,090
Naspers Ltd. Class N		21,981	3,684,054
Nedbank Group Ltd.		15,180	248,239
Sasol Ltd.		5,300	146,359
Shoprite Holdings Ltd.		45,400	670,036
Telkom SA Ltd.		55,402	255,608

TOTAL SOUTH AFRICA			7,519,135

Spain - 0.3%
Banco Bilbao Vizcaya Argentaria SA		62,826	452,265
Taiwan - 5.3%
Advantech Co. Ltd.		52,000	423,870
Boardtek Electronics Corp.		71,000	70,485
Chroma ATE, Inc.		46,000	116,866
E.SUN Financial Holdings Co. Ltd.		471,200	268,266
eMemory Technology, Inc.		9,000	95,628
Hermes Microvision, Inc.		3,000	132,737
Hon Hai Precision Industry Co. Ltd. (Foxconn)		89,000	240,788
HTC Corp. (b)		16,000	46,891
King's Town Bank		99,600	81,661
Largan Precision Co. Ltd.		5,833	691,002
MediaTek, Inc.		45,000	342,547
Taiwan Cement Corp.		431,000	517,416
Taiwan Fertilizer Co. Ltd.		64,000	85,865
Taiwan Semiconductor Manufacturing Co. Ltd.		701,000	4,210,824
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR		3,142	97,716
Universal Cement Corp.		164,320	127,950
Vanguard International Semiconductor Corp.		76,000	155,237
Wistron NeWeb Corp.		38,780	108,117
Yuanta Financial Holding Co. Ltd.		947,231	354,515

TOTAL TAIWAN			8,168,381

Thailand - 1.3%
Jasmine Broadband Internet Infrastructure Fund		460,890	159,166
Kasikornbank PCL (For. Reg.)		138,080	677,838
PTT Global Chemical PCL (For. Reg.)		212,900	364,581
PTT PCL (For. Reg.)		49,600	489,807
Star Petroleum Refining PCL		488,700	175,744
Thai Union Frozen Products PCL (For. Reg.)		135,100	83,672

TOTAL THAILAND			1,950,808

Turkey - 0.9%
Aselsan A/S		56,000	170,122
Bim Birlesik Magazalar A/S JSC		25,000	407,207
Enka Insaat ve Sanayi A/S		93,550	142,702
Tupras Turkiye Petrol Rafinelleri A/S		21,600	440,133
Turkiye Garanti Bankasi A/S		94,074	255,688

TOTAL TURKEY			1,415,852

United Arab Emirates - 0.7%
DP World Ltd.		15,732	282,389
Emaar Properties PJSC		226,223	429,294
First Gulf Bank PJSC		121,994	381,963

TOTAL UNITED ARAB EMIRATES			1,093,646

United Kingdom - 0.2%
Fresnillo PLC		13,000	260,957
United States of America - 0.3%
Cognizant Technology Solutions Corp. Class A (b)		4,620	237,237
First Cash Financial Services, Inc.		3,849	181,673

TOTAL UNITED STATES OF AMERICA			418,910

TOTAL COMMON STOCKS
(Cost $84,223,469)			91,871,903

Nonconvertible Preferred Stocks - 4.7%
Brazil - 3.9%
Ambev SA sponsored ADR		209,900	1,238,410
Banco do Estado Rio Grande do Sul SA		53,120	226,326
Companhia Paranaense de Energia-Copel:
(PN-B)		915	10,477
(PN-B) sponsored ADR		32,552	371,418
Itau Unibanco Holding SA sponsored ADR		140,541	1,676,654
Metalurgica Gerdau SA (PN) (b)		245,970	366,027
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (b)		90,206	997,678
Telefonica Brasil SA		25,777	372,927
Vale SA (PN-A) sponsored ADR		123,700	796,628

TOTAL BRAZIL			6,056,545

Korea (South) - 0.8%
Hyundai Motor Co. Series 2		3,990	350,595
Samsung Electronics Co. Ltd.		579	666,701
Samsung Fire & Marine Insurance Co. Ltd.		1,254	207,217

TOTAL KOREA (SOUTH)			1,224,513

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $5,919,510)			7,281,058
		Principal Amount(e)	Value

Nonconvertible Bonds - 9.8%
Azerbaijan - 0.7%
International Bank of Azerbaijan OJSC 5.625% 6/11/19 (Reg. S)		200,000	199,264
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		525,000	592,242
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		275,000	298,210

TOTAL AZERBAIJAN			1,089,716

Canada - 0.2%
First Quantum Minerals Ltd. 7% 2/15/21 (d)		250,000	237,344
Pacific Exploration and Production Corp. 12% 12/22/16		18,000	18,126
Pacific Rubiales Energy Corp. 5.125% 3/28/23 (d)(f)		100,000	20,000

TOTAL CANADA			275,470

Cayman Islands - 0.1%
Odebrecht Finance Ltd. 4.375% 4/25/25 (d)		400,000	191,500
Georgia - 0.4%
Georgian Oil & Gas Corp. 6.75% 4/26/21 (d)		250,000	262,238
JSC BGEO Group 6% 7/26/23 (d)		200,000	205,108
JSC Georgian Railway 7.75% 7/11/22 (d)		200,000	223,000

TOTAL GEORGIA			690,346

Indonesia - 1.1%
PT Pertamina Persero:
4.875% 5/3/22 (d)		275,000	293,455
5.625% 5/20/43 (d)		200,000	200,617
6% 5/3/42 (d)		400,000	421,750
6.5% 5/27/41 (d)		700,000	786,152

TOTAL INDONESIA			1,701,974

Ireland - 0.4%
Vnesheconombank Via VEB Finance PLC:
6.8% 11/22/25 (d)		425,000	454,750
6.902% 7/9/20 (d)		200,000	215,500

TOTAL IRELAND			670,250

Kazakhstan - 0.8%
Kazagro National Management Holding JSC 4.625% 5/24/23 (d)		400,000	374,000
KazMunaiGaz Finance Sub BV:
6.375% 4/9/21 (d)		250,000	274,724
7% 5/5/20 (d)		200,000	221,746
9.125% 7/2/18 (d)		300,000	328,961

TOTAL KAZAKHSTAN			1,199,431

Luxembourg - 0.5%
Petrobras International Finance Co. Ltd. 8.375% 12/10/18		300,000	324,540
RSHB Capital SA 5.1% 7/25/18 (d)		400,000	410,000

TOTAL LUXEMBOURG			734,540

Mexico - 1.8%
Comision Federal de Electricid 4.75% 2/23/27 (d)		200,000	203,220
Pemex Project Funding Master Trust 6.625% 6/15/35		825,000	830,363
Petroleos Mexicanos:
5.5% 6/27/44		650,000	559,910
6.375% 2/4/21 (d)		150,000	164,100
6.375% 1/23/45		20,000	19,010
6.5% 6/2/41		750,000	729,000
6.625% (d)(g)		95,000	91,787
6.75% 9/21/47 (d)		200,000	198,250

TOTAL MEXICO			2,795,640

Netherlands - 1.4%
Petrobras Global Finance BV:
6.85% 6/5/2115		965,000	820,250
7.25% 3/17/44		205,000	188,600
8.375% 5/23/21		325,000	359,548
8.75% 5/23/26		675,000	760,388

TOTAL NETHERLANDS			2,128,786

South Africa - 0.2%
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)		300,000	309,561
Trinidad & Tobago - 0.4%
Petroleum Co. of Trinidad & Tobago Ltd.:
6% 5/8/22 (d)		342,500	341,216
9.75% 8/14/19 (d)		300,000	332,112

TOTAL TRINIDAD & TOBAGO			673,328

Turkey - 0.1%
Turkiye Ihracat Kredi Bankasi A/S 5.375% 10/24/23 (d)		200,000	199,940
United Arab Emirates - 0.2%
DP World Ltd. 6.85% 7/2/37 (Reg. S)		200,000	227,831
United Kingdom - 0.5%
Biz Finance PLC 9.625% 4/27/22 (d)		750,000	739,545
Venezuela - 1.0%
Petroleos de Venezuela SA:
5.25% 4/12/17		300,000	241,500
5.5% 4/12/37		500,000	183,250
6% 11/15/26 (Reg. S)		1,200,000	445,764
8.5% 11/2/17 (d)		83,333	60,625
9% 11/17/21 (Reg. S)		550,000	272,250
12.75% 2/17/22 (d)		600,000	355,500

TOTAL VENEZUELA			1,558,889

TOTAL NONCONVERTIBLE BONDS
(Cost $15,029,072)			15,186,747

Government Obligations - 17.0%
Angola - 0.3%
Angola Republic 9.5% 11/12/25 (d)		550,000	538,148
Argentina - 1.2%
Argentine Republic:
6.25% 4/22/19 (d)		345,000	365,700
6.875% 4/22/21 (d)		320,000	346,240
7% 4/17/17		140,000	142,563
7.125% 7/6/36 (d)		150,000	154,650
7.5% 4/22/26 (d)		385,000	420,613
8.28% 12/31/33		315,459	353,787

TOTAL ARGENTINA			1,783,553

Armenia - 0.5%
Republic of Armenia:
6% 9/30/20 (d)		325,000	335,969
7.15% 3/26/25 (d)		400,000	422,000

TOTAL ARMENIA			757,969

Bahrain - 0.1%
Bahrain Kingdom 6% 9/19/44 (Reg. S)		200,000	169,000
Barbados - 0.2%
Barbados Government 7% 8/4/22 (d)		250,000	247,188
Belarus - 0.3%
Belarus Republic 8.95% 1/26/18		400,000	419,834
Brazil - 0.7%
Brazilian Federative Republic:
5% 1/27/45		200,000	176,500
5.625% 2/21/47		200,000	191,500
8.25% 1/20/34		500,000	627,500
12.25% 3/6/30		100,000	165,750

TOTAL BRAZIL			1,161,250

Cameroon - 0.3%
Cameroon Republic 9.5% 11/19/25 (d)		400,000	445,128
Colombia - 0.3%
Colombian Republic:
6.125% 1/18/41		100,000	114,250
7.375% 9/18/37		250,000	320,000

TOTAL COLOMBIA			434,250

Congo - 0.1%
Congo Republic 4% 6/30/29 (h)		241,015	163,514
Costa Rica - 0.4%
Costa Rican Republic:
4.375% 4/30/25 (d)		225,000	214,139
7.158% 3/12/45 (d)		400,000	418,000

TOTAL COSTA RICA			632,139

Croatia - 0.5%
Croatia Republic 6% 1/26/24 (d)		650,000	733,525
Dominican Republic - 0.3%
Dominican Republic 6.6% 1/28/24 (d)		375,000	406,875
Ecuador - 0.3%
Ecuador Republic:
7.95% 6/20/24 (d)		200,000	188,500
10.75% 3/28/22 (d)		200,000	211,500

TOTAL ECUADOR			400,000

El Salvador - 0.3%
El Salvador Republic 7.625% 2/1/41 (d)		450,000	462,938
Ethiopia - 0.1%
Federal Democratic Republic of Ethiopia 6.625% 12/11/24 (d)		200,000	188,750
Gabon - 0.4%
Gabonese Republic:
6.375% 12/12/24 (d)		200,000	183,356
6.95% 6/16/25 (d)		550,000	507,304

TOTAL GABON			690,660

Ghana - 0.7%
Ghana Republic:
7.875% 8/7/23 (Reg.S)		400,000	382,864
9.25% 9/15/22 (d)		200,000	207,322
10.75% 10/14/30 (d)		400,000	470,920

TOTAL GHANA			1,061,106

Indonesia - 0.2%
Indonesian Republic 8.5% 10/12/35 (d)		200,000	295,857
Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		500,000	401,863
Ivory Coast - 0.3%
Ivory Coast 5.375% 7/23/24 (d)		400,000	403,500
Jamaica - 0.1%
Jamaican Government 8% 3/15/39		200,000	232,972
Jordan - 0.3%
Jordanian Kingdom:
5.75% 1/31/27 (d)		200,000	199,020
6.125% 1/29/26 (d)		200,000	209,000

TOTAL JORDAN			408,020

Kenya - 0.5%
Republic of Kenya 6.875% 6/24/24 (d)		700,000	698,250
Lebanon - 1.3%
Lebanese Republic:
4% 12/31/17		295,500	290,329
5.15% 6/12/18		200,000	198,290
5.15% 11/12/18		100,000	98,548
5.45% 11/28/19		700,000	689,612
6% 5/20/19		225,000	222,813
6.1% 10/4/22		300,000	293,820
6.375% 3/9/20		275,000	275,688

TOTAL LEBANON			2,069,100

Mexico - 0.3%
United Mexican States 10% 12/5/24	MXN	6,500,000	427,677
Mongolia - 0.2%
Mongolian People's Republic:
4.125% 1/5/18 (Reg. S)		200,000	192,000
5.125% 12/5/22 (Reg. S)		200,000	176,512

TOTAL MONGOLIA			368,512

Netherlands - 0.1%
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		187,500	187,337
Oman - 0.3%
Sultanate of Oman 4.75% 6/15/26 (d)		400,000	403,000
Pakistan - 0.1%
Islamic Republic of Pakistan 7.25% 4/15/19 (d)		200,000	211,999
Qatar - 0.3%
State of Qatar 9.75% 6/15/30 (Reg. S)		275,000	449,969
Russia - 0.8%
Ministry of Finance Russian Federation 4.75% 5/27/26 (d)		200,000	211,676
Russian Federation:
5.625% 4/4/42 (d)		200,000	220,720
12.75% 6/24/28 (Reg. S)		425,000	743,478

TOTAL RUSSIA			1,175,874

Rwanda - 0.3%
Republic of Rwanda 6.625% 5/2/23 (d)		425,000	425,072
Saudi Arabia - 0.8%
Saudi Arabia Kingdom of:
2.375% 10/26/21 (d)		415,000	413,963
4.5% 10/26/46 (d)		760,000	747,650

TOTAL SAUDI ARABIA			1,161,613

Senegal - 0.1%
Republic of Senegal 8.75% 5/13/21 (d)		200,000	225,808
South Africa - 0.1%
South African Republic 5.875% 9/16/25		200,000	224,376
Sri Lanka - 0.1%
Democratic Socialist Republic of Sri Lanka 5.125% 4/11/19 (d)		200,000	202,634
Suriname - 0.3%
Republic of Suriname 9.25% 10/26/26 (d)		500,000	522,570
Tanzania - 0.1%
United Republic of Tanzania 7.2501% 3/9/20 (i)		155,556	162,036
Turkey - 1.1%
Turkish Republic:
4.875% 10/9/26		400,000	398,800
6.25% 9/26/22		400,000	435,115
6.875% 3/17/36		250,000	284,225
7% 6/5/20		250,000	274,781
7.375% 2/5/25		100,000	117,128
11.875% 1/15/30		165,000	268,551

TOTAL TURKEY			1,778,600

Ukraine - 0.7%
Ukraine Government:
0% 5/31/40 (d)(i)		430,000	135,910
7.75% 9/1/19 (d)		700,000	697,900
7.75% 9/1/20 (d)		200,000	198,210

TOTAL UKRAINE			1,032,020

United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.26% to 0.33% 12/29/16 to 1/19/17 (j)		310,000	309,850
Venezuela - 0.6%
Venezuelan Republic:
7% 3/31/38		650,000	272,025
9% 5/7/23 (Reg. S)		300,000	137,700
9.25% 9/15/27		650,000	325,650
12.75% 8/23/22		325,000	188,013

TOTAL VENEZUELA			923,388

Vietnam - 0.2%
Vietnamese Socialist Republic 4.8% 11/19/24 (d)		300,000	317,226
Zambia - 0.3%
Republic of Zambia 8.97% 7/30/27 (d)		550,000	539,242
TOTAL GOVERNMENT OBLIGATIONS
(Cost $26,000,847)			26,254,192

Preferred Securities - 0.1%
Colombia - 0.1%
Colombia Telecomunicacines SA 8.5% (Cost $90,831)(d)(g)(i)		100,000	89,351
		Shares	Value

Money Market Funds - 8.7%
Fidelity Cash Central Fund, 0.41% (k)		13,281,356	13,285,341
Fidelity Securities Lending Cash Central Fund 0.48% (a)(k)		102,965	102,985
TOTAL MONEY MARKET FUNDS
(Cost $13,385,612)			13,388,326
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $144,649,341)			154,071,577
NET OTHER ASSETS (LIABILITIES) - 0.2%			294,649
NET ASSETS - 100%			$154,366,226

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
139 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2016	6,279,325	$14,320

The face value of futures purchased as a percentage of Net Assets is 4.1%

Currency Abbreviations

MXN – Mexican peso

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Investment made with cash collateral received from securities on loan.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,787,291 or 15.4% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Non-income producing - Security is in default.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $309,850.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,813
Fidelity Securities Lending Cash Central Fund	552
Total	$21,365

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$12,844,666	$12,658,708	$185,958	$--
Consumer Staples	8,126,805	8,126,805	--	--
Energy	7,929,296	6,405,134	1,510,770	13,392
Financials	22,693,716	18,142,922	4,550,794	--
Health Care	2,534,860	2,534,860	--	--
Industrials	5,648,943	5,648,943	--	--
Information Technology	22,602,647	14,549,950	8,052,697	--
Materials	6,078,478	5,998,654	79,824	--
Real Estate	2,584,659	2,584,659	--	--
Telecommunication Services	5,180,922	4,453,833	727,089	--
Utilities	2,927,969	2,524,692	403,277	--
Corporate Bonds	15,186,747	--	15,186,747	--
Government Obligations	26,254,192	--	26,254,192	--
Preferred Securities	89,351	--	89,351	--
Money Market Funds	13,388,326	13,388,326	--	--
Total Investments in Securities:	$154,071,577	$97,017,486	$57,040,699	$13,392
Derivative Instruments:
Assets
Futures Contracts	$14,320	$14,320	$--	$--
Total Assets	$14,320	$14,320	$--	$--
Total Derivative Instruments:	$14,320	$14,320	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$8,620,896

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$14,320	$0
Total Equity Risk	14,320	0
Total Value of Derivatives	$14,320	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.4%
BBB	4.6%
BB	6.2%
B	10.1%
CCC,CC,C	3.0%
D	0.2%
Not Rated	1.2%
Equities	64.2%
Short-Term Investments and Net Other Assets	9.1%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $98,796) — See accompanying schedule: Unaffiliated issuers (cost $131,263,729)	$140,683,251
Fidelity Central Funds (cost $13,385,612)	13,388,326
Total Investments (cost $144,649,341)		$154,071,577
Cash		504,107
Foreign currency held at value (cost $26,075)		26,123
Receivable for investments sold		333,849
Receivable for fund shares sold		1,817,689
Dividends receivable		37,091
Interest receivable		761,035
Distributions receivable from Fidelity Central Funds		6,004
Receivable for daily variation margin for derivative instruments		33,519
Prepaid expenses		228
Receivable from investment adviser for expense reductions		38,554
Other receivables		33,552
Total assets		157,663,328
Liabilities
Payable for investments purchased	$2,787,876
Payable for fund shares redeemed	74,822
Accrued management fee	96,197
Distribution and service plan fees payable	12,809
Other affiliated payables	32,703
Other payables and accrued expenses	189,710
Collateral on securities loaned, at value	102,985
Total liabilities		3,297,102
Net Assets		$154,366,226
Net Assets consist of:
Paid in capital		$146,684,131
Undistributed net investment income		1,743,575
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,431,665)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,370,185
Net Assets		$154,366,226
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($15,206,353 ÷ 1,342,253 shares)		$11.33
Maximum offering price per share (100/94.25 of $11.33)		$12.02
Class T:
Net Asset Value and redemption price per share ($3,018,688 ÷ 266,492 shares)		$11.33
Maximum offering price per share (100/96.50 of $11.33)		$11.74
Class C:
Net Asset Value and offering price per share ($10,710,117 ÷ 951,755 shares)(a)		$11.25
Total Emerging Markets:
Net Asset Value, offering price and redemption price per share ($104,332,435 ÷ 9,199,032 shares)		$11.34
Class I:
Net Asset Value, offering price and redemption price per share ($21,098,633 ÷ 1,862,005 shares)		$11.33

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$1,314,668
Interest		2,261,629
Income from Fidelity Central Funds		21,365
Income before foreign taxes withheld		3,597,662
Less foreign taxes withheld		(137,409)
Total income		3,460,253
Expenses
Management fee	$668,667
Transfer agent fees	221,380
Distribution and service plan fees	117,665
Accounting and security lending fees	43,397
Custodian fees and expenses	243,159
Independent trustees' fees and expenses	330
Registration fees	85,018
Audit	99,650
Legal	194
Miscellaneous	665
Total expenses before reductions	1,480,125
Expense reductions	(190,766)	1,289,359
Net investment income (loss)		2,170,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,668,444)
Fidelity Central Funds	64
Foreign currency transactions	30,414
Futures contracts	(113,130)
Total net realized gain (loss)		(1,751,096)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $60,387)	9,517,042
Assets and liabilities in foreign currencies	(824)
Futures contracts	(7,798)
Total change in net unrealized appreciation (depreciation)		9,508,420
Net gain (loss)		7,757,324
Net increase (decrease) in net assets resulting from operations		$9,928,218

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,170,894	$1,845,806
Net realized gain (loss)	(1,751,096)	(1,339,969)
Change in net unrealized appreciation (depreciation)	9,508,420	(7,213,595)
Net increase (decrease) in net assets resulting from operations	9,928,218	(6,707,758)
Distributions to shareholders from net investment income	(1,715,467)	(1,198,750)
Distributions to shareholders from net realized gain	–	(136,019)
Total distributions	(1,715,467)	(1,334,769)
Share transactions - net increase (decrease)	80,624,262	(6,024,786)
Redemption fees	36,372	16,471
Total increase (decrease) in net assets	88,873,385	(14,050,842)
Net Assets
Beginning of period	65,492,841	79,543,683
End of period	$154,366,226	$65,492,841
Other Information
Undistributed net investment income end of period	$1,743,575	$1,546,081

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.35	$11.56	$11.37	$10.86	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.28	.18	.18	.20
Net realized and unrealized gain (loss)	.96	(1.30)	.19	.48	.68
Total from investment operations	1.22	(1.02)	.37	.66	.88
Distributions from net investment income	(.24)	(.17)	(.18)	(.15)	(.02)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.24)	(.19)	(.18)	(.16)	(.02)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.33	$10.35	$11.56	$11.37	$10.86
Total ReturnD,E	12.13%	(8.92)%	3.30%	6.23%	8.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.87%	1.93%	1.98%	1.89%	1.87%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.64%	1.65%	1.62%	1.62%
Net investment income (loss)	2.47%	2.58%	1.61%	1.61%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$15,206	$10,164	$13,627	$18,837	$7,675
Portfolio turnover rateH	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.33	$11.54	$11.34	$10.84	$10.00
Income from Investment Operations
Net investment income (loss)B	.23	.25	.15	.15	.17
Net realized and unrealized gain (loss)	.97	(1.30)	.19	.48	.68
Total from investment operations	1.20	(1.05)	.34	.63	.85
Distributions from net investment income	(.20)	(.14)	(.14)	(.12)	(.01)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.20)	(.16)	(.14)	(.14)C	(.01)
Redemption fees added to paid in capitalB	–D	–D	–D	.01	–D
Net asset value, end of period	$11.33	$10.33	$11.54	$11.34	$10.84
Total ReturnE,F	11.92%	(9.18)%	3.04%	5.93%	8.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.22%	2.27%	2.32%	2.13%	2.10%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.90%
Expenses net of all reductions	1.90%	1.89%	1.90%	1.88%	1.87%
Net investment income (loss)	2.22%	2.33%	1.36%	1.36%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$3,019	$3,331	$5,277	$5,967	$5,823
Portfolio turnover rateI	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.25	$11.47	$11.29	$10.80	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.20	.10	.09	.12
Net realized and unrealized gain (loss)	.97	(1.30)	.19	.47	.69
Total from investment operations	1.15	(1.10)	.29	.56	.81
Distributions from net investment income	(.15)	(.10)	(.11)	(.07)	(.01)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.15)	(.12)	(.11)	(.08)	(.01)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.25	$10.25	$11.47	$11.29	$10.80
Total ReturnD,E	11.36%	(9.68)%	2.56%	5.31%	8.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.62%	2.68%	2.72%	2.65%	2.63%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.40%	2.40%
Expenses net of all reductions	2.39%	2.39%	2.40%	2.37%	2.37%
Net investment income (loss)	1.72%	1.83%	.86%	.86%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$10,710	$7,736	$10,104	$7,436	$5,824
Portfolio turnover rateH	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.38	$11.60	$11.40	$10.89	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.31	.21	.21	.22
Net realized and unrealized gain (loss)	.97	(1.31)	.19	.47	.69
Total from investment operations	1.25	(1.00)	.40	.68	.91
Distributions from net investment income	(.29)	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.29)	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.34	$10.38	$11.60	$11.40	$10.89
Total ReturnD	12.44%	(8.74)%	3.56%	6.44%	9.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.62%	1.72%	1.73%	1.56%	1.60%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.40%	1.38%	1.38%
Net investment income (loss)	2.72%	2.83%	1.86%	1.85%	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$104,332	$37,918	$45,763	$49,959	$81,416
Portfolio turnover rateG	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Total Emerging Markets Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.37	$11.59	$11.40	$10.89	$10.00
Income from Investment Operations
Net investment income (loss)B	.29	.31	.21	.20	.22
Net realized and unrealized gain (loss)	.96	(1.31)	.18	.48	.69
Total from investment operations	1.25	(1.00)	.39	.68	.91
Distributions from net investment income	(.29)	(.20)	(.20)	(.17)	(.02)
Distributions from net realized gain	–	(.02)	–	(.01)	–
Total distributions	(.29)	(.22)	(.20)	(.18)	(.02)
Redemption fees added to paid in capitalB	–C	–C	–C	.01	–C
Net asset value, end of period	$11.33	$10.37	$11.59	$11.40	$10.89
Total ReturnD	12.48%	(8.74)%	3.51%	6.44%	9.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.54%	1.58%	1.71%	1.63%	1.62%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.39%	1.40%	1.37%	1.37%
Net investment income (loss)	2.72%	2.83%	1.86%	1.86%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$21,099	$6,343	$4,773	$5,354	$2,287
Portfolio turnover rateG	57%	80%	102%	120%	70%

 A For the period November 1, 2011 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Total Emerging Markets and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs)ADRs, futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures contracts, certain foreign taxes, market discount, passive foreign investment companies (PFIC), defaulted bonds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$13,953,973
Gross unrealized depreciation	(5,165,884)
Net unrealized appreciation (depreciation) on securities	$8,788,089
Tax Cost	$145,283,488

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,519,860
Capital loss carryforward	$(2,559,540)
Net unrealized appreciation (depreciation) on securities and other investments	$8,784,980

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,076,801)
Long-term	(482,739)
Total capital loss carryforward	$(2,559,540)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$1,715,467	$ 1,198,749
Long-term Capital Gains	–	136,020
Total	$1,715,467	$ 1,334,769

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market .

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(113,130) and a change in net unrealized appreciation (depreciation) of $(7,798) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $115,192,127 and $45,771,782, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$25,102	$1,921
Class T	.25%	.25%	13,996	907
Class C	.75%	.25%	78,567	22,248
			$117,665	$25,076

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,417
Class T	2,161
Class C(a)	513
$11,091

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$25,414.25
Class T	9,517.34
Class C	19,923.25
Total Emerging Markets	150,558.27
Class I	15,968.19
	$221,380

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $917 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $206 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $552. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$22,366
Class T	1.90%	8,998
Class C	2.40%	17,807
Total Emerging Markets	1.40%	126,126
Class I	1.40%	12,433
		$187,730

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,027 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $542.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $467.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$214,855	$211,944
Class T	63,597	63,689
Class C	107,081	88,937
Total Emerging Markets	1,155,874	751,293
Class I	174,060	82,887
Total	$1,715,467	$1,198,750
From net realized gain
Class A	$–	$24,934
Class T	–	9,098
Class C	–	18,150
Total Emerging Markets	–	75,507
Class I	–	8,330
Total	$–	$136,019

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	982,236	251,231	$10,454,988	$2,772,246
Reinvestment of distributions	21,375	21,174	212,465	232,918
Shares redeemed	(643,855)	(469,131)	(6,609,703)	(4,963,727)
Net increase (decrease)	359,756	(196,726)	$4,057,750	$(1,958,563)
Class T
Shares sold	99,943	45,171	$1,053,182	$491,646
Reinvestment of distributions	6,356	6,566	63,302	72,226
Shares redeemed	(162,291)	(186,633)	(1,643,320)	(1,964,687)
Net increase (decrease)	(55,992)	(134,896)	$(526,836)	$(1,400,815)
Class C
Shares sold	381,071	198,104	$4,073,862	$2,115,228
Reinvestment of distributions	10,753	9,691	106,882	106,316
Shares redeemed	(194,422)	(334,580)	(1,922,472)	(3,520,139)
Net increase (decrease)	197,402	(126,785)	$2,258,272	$(1,298,595)
Total Emerging Markets
Shares sold	7,221,843	1,772,167	$77,958,709	$18,534,579
Reinvestment of distributions	112,410	70,595	1,116,229	777,256
Shares redeemed	(1,787,997)	(2,136,425)	(18,222,997)	(22,904,245)
Net increase (decrease)	5,546,256	(293,663)	$60,851,941	$(3,592,410)
Class I
Shares sold	1,936,878	421,240	$21,178,679	$4,563,340
Reinvestment of distributions	14,612	8,237	144,954	90,609
Shares redeemed	(700,942)	(229,844)	(7,340,498)	(2,428,352)
Net increase (decrease)	1,250,548	199,633	$13,983,135	$2,225,597

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Total Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Total Emerging Markets Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.65%
Actual		$1,000.00	$1,101.10	$8.71
Hypothetical-C		$1,000.00	$1,016.84	$8.36
Class T	1.90%
Actual		$1,000.00	$1,100.00	$10.03
Hypothetical-C		$1,000.00	$1,015.58	$9.63
Class C	2.40%
Actual		$1,000.00	$1,096.50	$12.65
Hypothetical-C		$1,000.00	$1,013.07	$12.14
Total Emerging Markets	1.40%
Actual		$1,000.00	$1,102.00	$7.40
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class I	1.40%
Actual		$1,000.00	$1,102.10	$7.40
Hypothetical-C		$1,000.00	$1,018.10	$7.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Total Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Total Emerging Markets Fund
Class A	12/19/16	12/16/16	$0.120	$0.009
Class T	12/19/16	12/16/16	$0.086	$0.009
Class C	12/19/16	12/16/16	$0.056	$0.009
Total Emerging Markets	12/19/16	12/16/16	$0.135	$0.009
Class I	12/19/16	12/16/16	$0.137	$0.009

Class A designates 37%; Class T designates 43%; Class C designates 58%; Total Emerging Markets designates 31% and Class I designates 31% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total Emerging Markets Fund
Class A	12/07/15	$0.2583	$0.0163
Class T	12/07/15	$0.2193	$0.0163
Class C	12/07/15	$0.1613	$0.0163
Total Emerging Markets	12/07/15	$0.3063	$0.0163
Class I	12/07/15	$0.3093	$0.0163

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2014 and October 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one- and three-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Total Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Total Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratio of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015, the total expense ratio of Class A ranked equal to the competitive median for 2015, and the total expense ratio of each of Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T of the fund was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that, although Class I is categorized by Broadridge as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2015.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, Class I, and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.65%, 1.90%, 2.40%, 1.40%, and 1.40% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ATEK-ANN-1216
1.931268.104

Fidelity Advisor® International Small Cap Opportunities Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® International Small Cap Opportunities Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(4.53)%	8.40%	1.83%
Class T (incl. 3.50% sales charge)	(2.58)%	8.61%	1.80%
Class C (incl. contingent deferred sales charge)	(0.56)%	8.84%	1.66%
Class I	1.56%	10.00%	2.72%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Opportunities Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$11,987	Fidelity Advisor® International Small Cap Opportunities Fund - Class A
$14,563	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  The fund’s share classes (excluding sales charges, if applicable) produced small gains for the annual reporting period ending October 31, 2016, but lagged the 3.12% return of the benchmark MSCI EAFE Small Cap Index by about 2 percentage points. The fund’s results were hurt by allocations to out-of-benchmark regions, as well as positioning in the U.K., coupled with the negative effects on the portfolio of a weaker British pound. Stock picking in the real estate sector, especially in the U.K., detracted most by far. Within this market, student-housing operator Unite Group, real estate developer Great Portland Estates and homebuilder Bellway all struggled. Stock picking in continental Europe added substantial value. Among sectors, positioning in consumer discretionary, consumer staples and information technology hurt. In contrast, stock picking in industrials, health care and materials added value, as did an unusually large cash allocation at certain times of market weakness. On an individual basis, the fund benefited from an out-of-benchmark holding in Fagerhult, a Swedish maker of high-end lighting fixtures. Also, our position in CompuGroup Medical, a German software manufacturer for medical professionals, added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	30.1%
United Kingdom	18.2%
United States of America*	8.5%
Germany	7.0%
Sweden	4.1%
Italy	3.2%
Australia	2.5%
Netherlands	2.4%
France	2.3%
Other	21.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	25.1%
United Kingdom	20.5%
United States of America*	15.5%
Germany	6.6%
Italy	3.7%
Sweden	3.2%
Netherlands	2.5%
France	2.2%
Canada	2.0%
Other	18.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	92.2
Short-Term Investments and Net Other Assets (Liabilities)	1.6	7.8

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.2	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	2.0	1.6
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.8	1.4
CTS Eventim AG (Germany, Media)	1.8	1.7
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.8	1.8
OBIC Co. Ltd. (Japan, IT Services)	1.7	1.5
Azbil Corp. (Japan, Electronic Equipment & Components)	1.6	1.3
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.6	1.1
Interpump Group SpA (Italy, Machinery)	1.5	1.3
OSG Corp. (Japan, Machinery)	1.5	1.1
	17.5

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.9	18.1
Consumer Discretionary	19.4	20.6
Health Care	12.6	10.3
Information Technology	11.7	10.7
Consumer Staples	10.1	8.5
Real Estate	8.1	0.0
Materials	7.8	6.7
Financials	6.4	15.9
Energy	1.4	1.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 2.5%
Beacon Lighting Group Ltd.	2,695,741	$3,475,852
DuluxGroup Ltd.	1,736,117	8,505,077
Imdex Ltd. (a)	2,434,488	1,111,149
RCG Corp. Ltd. (b)	6,879,148	7,613,968
TFS Corp. Ltd. (b)	4,654,304	4,956,741

TOTAL AUSTRALIA		25,662,787

Austria - 1.8%
Andritz AG	172,500	9,023,093
Buwog-Gemeinnuetzige Wohnung	283,444	6,849,982
Zumtobel AG	165,481	2,905,600

TOTAL AUSTRIA		18,778,675

Bailiwick of Jersey - 0.3%
Integrated Diagnostics Holdings PLC	1,289,279	3,545,517
Belgium - 1.4%
Gimv NV	56,688	3,049,233
KBC Ancora (a)	304,448	11,550,221

TOTAL BELGIUM		14,599,454

Bermuda - 0.6%
Vostok New Ventures Ltd. SDR (a)	812,589	6,095,216
Canada - 1.8%
Cara Operations Ltd.	216,900	4,298,220
McCoy Global, Inc. (a)	636,215	830,073
New Look Vision Group, Inc.	207,200	4,353,162
Pason Systems, Inc.	372,000	4,229,479
ShawCor Ltd. Class A	110,600	2,766,443
Tesco Corp.	301,747	2,066,967

TOTAL CANADA		18,544,344

Cayman Islands - 0.6%
58.com, Inc. ADR (a)	87,900	3,678,615
Value Partners Group Ltd.	3,028,000	2,896,991

TOTAL CAYMAN ISLANDS		6,575,606

Denmark - 2.1%
Jyske Bank A/S (Reg.)	203,127	9,218,329
Scandinavian Tobacco Group A/S	264,149	4,572,844
Spar Nord Bank A/S	776,369	7,791,418

TOTAL DENMARK		21,582,591

Finland - 0.7%
Tikkurila Oyj	382,646	7,371,871
France - 2.3%
Elis SA	414,962	6,896,642
Laurent-Perrier Group SA	51,163	3,931,493
Vetoquinol SA	121,184	6,094,092
Virbac SA (a)	44,252	7,043,757

TOTAL FRANCE		23,965,984

Germany - 5.2%
CompuGroup Medical AG	474,478	21,006,212
CTS Eventim AG	528,280	18,980,761
Fielmann AG	113,273	7,856,145
Nexus AG	278,558	5,727,391

TOTAL GERMANY		53,570,509

India - 0.6%
Jyothy Laboratories Ltd. (a)	1,189,354	6,392,033
Ireland - 1.6%
FBD Holdings PLC (a)	240,328	1,609,302
James Hardie Industries PLC CDI	970,350	14,489,791

TOTAL IRELAND		16,099,093

Isle of Man - 0.7%
Playtech Ltd.	655,514	7,445,800
Israel - 2.2%
Azrieli Group	140,005	5,963,250
Ituran Location & Control Ltd.	335,908	8,935,153
Strauss Group Ltd.	484,244	7,624,101

TOTAL ISRAEL		22,522,504

Italy - 3.2%
Azimut Holding SpA	710,097	11,396,421
Banco di Desio e della Brianza SpA	384,500	712,901
Beni Stabili SpA SIIQ	8,521,382	4,971,836
Interpump Group SpA	987,943	15,855,601

TOTAL ITALY		32,936,759

Japan - 30.1%
Aoki Super Co. Ltd.	311,000	3,884,905
Artnature, Inc.	851,700	5,213,993
Asahi Co. Ltd.	398,900	4,823,164
Autobacs Seven Co. Ltd.	400,300	5,702,758
Azbil Corp.	571,900	17,014,666
Broadleaf Co. Ltd.	93,100	1,048,451
Central Automotive Products Ltd.	134,000	1,160,217
Century21 Real Estate Japan Ltd.	72,900	915,508
Coca-Cola Central Japan Co. Ltd.	248,700	5,492,412
Daiichikosho Co. Ltd.	232,300	10,112,039
Daikokutenbussan Co. Ltd.	170,700	8,032,845
Funai Soken Holdings, Inc.	235,700	3,650,012
GCA Savvian Group Corp.	542,761	4,062,815
Glory Ltd.	5,600	185,563
Goldcrest Co. Ltd.	559,130	10,188,781
Iwatsuka Confectionary Co. Ltd.	50,400	1,674,874
Japan Digital Laboratory Co.	499,100	7,776,575
Kobayashi Pharmaceutical Co. Ltd.	252,000	13,192,333
Koshidaka Holdings Co. Ltd.	166,900	2,718,272
Kusuri No Aoki Co. Ltd.	61,100	3,122,876
Lasertec Corp.	391,136	7,601,174
Medikit Co. Ltd.	113,000	4,908,124
Misumi Group, Inc.	452,400	8,269,770
Nagaileben Co. Ltd.	558,200	12,284,978
Nakano Refrigerators Co. Ltd.	140,000	3,778,011
ND Software Co. Ltd.	85,043	687,675
Nihon Parkerizing Co. Ltd.	1,195,100	16,524,220
NS Tool Co. Ltd. (b)	35,600	869,038
OBIC Co. Ltd.	331,500	17,259,369
OSG Corp. (b)	720,000	15,372,175
Paramount Bed Holdings Co. Ltd.	224,600	8,566,797
ProNexus, Inc.	592,800	6,268,859
San-Ai Oil Co. Ltd.	635,000	4,486,841
Seven Bank Ltd.	826,500	2,545,623
SHO-BOND Holdings Co. Ltd.	293,700	14,199,094
Shoei Co. Ltd.	309,926	5,656,512
SK Kaken Co. Ltd.	82,000	8,546,391
Software Service, Inc.	65,300	2,646,372
Techno Medica Co. Ltd.	79,491	1,359,086
The Monogatari Corp.	109,300	5,028,821
TKC Corp.	247,400	7,325,041
Tocalo Co. Ltd.	117,000	2,630,743
Tsutsumi Jewelry Co. Ltd.	156,100	2,476,880
USS Co. Ltd.	1,356,500	22,998,536
Welcia Holdings Co. Ltd.	50,000	3,418,518
Workman Co. Ltd.	229,500	7,287,451
Yamada Consulting Group Co. Ltd.	135,700	5,732,345
Yamato Kogyo Co. Ltd.	114,100	3,217,257

TOTAL JAPAN		311,918,760

Korea (South) - 1.7%
BGFretail Co. Ltd.	98,022	14,912,134
Leeno Industrial, Inc.	78,630	2,956,131

TOTAL KOREA (SOUTH)		17,868,265

Mexico - 0.6%
Consorcio ARA S.A.B. de CV	17,546,078	6,609,601
Netherlands - 2.4%
Aalberts Industries NV	319,501	10,092,320
Heijmans NV (Certificaten Van Aandelen) (a)(b)	304,192	2,917,518
Takeaway.com Holding BV (c)	62,849	1,478,164
VastNed Retail NV	277,355	10,659,371

TOTAL NETHERLANDS		25,147,373

Norway - 0.4%
Kongsberg Gruppen ASA	305,600	4,364,473
Philippines - 0.6%
Jollibee Food Corp.	1,176,090	5,779,730
South Africa - 0.8%
Clicks Group Ltd.	944,913	8,794,778
Spain - 2.3%
Hispania Activos Inmobiliarios SA	359,031	4,422,097
Merlin Properties Socimi SA	630,300	7,085,177
Prosegur Compania de Seguridad SA (Reg.)	1,699,190	12,348,192

TOTAL SPAIN		23,855,466

Sweden - 4.1%
Addlife AB (a)	173,200	2,675,044
AddTech AB (B Shares)	325,943	4,637,177
Fagerhult AB	563,159	14,340,613
Intrum Justitia AB	163,934	5,054,790
Loomis AB (B Shares)	224,700	6,393,594
Saab AB (B Shares)	256,100	9,073,366

TOTAL SWEDEN		42,174,584

Switzerland - 0.5%
Tecan Group AG	33,098	5,451,947
Taiwan - 0.4%
Addcn Technology Co. Ltd.	578,435	3,687,630
United Kingdom - 18.2%
AA PLC	1,241,400	3,891,372
Alliance Pharma PLC	4,548,400	2,519,177
Avon Rubber PLC	50,000	607,104
Bellway PLC	344,672	9,981,646
Berendsen PLC	1,153,163	13,634,815
Britvic PLC	458,571	3,115,165
Dechra Pharmaceuticals PLC	659,609	10,859,011
Domino's Pizza UK & IRL PLC	17,030	70,893
DP Poland PLC (a)(d)	8,208,000	5,450,276
Elementis PLC	3,501,710	10,209,474
Great Portland Estates PLC	1,015,989	7,386,809
Hilton Food Group PLC	262,072	1,942,299
Howden Joinery Group PLC	1,695,300	7,779,352
Informa PLC	1,779,956	14,651,530
InterContinental Hotel Group PLC ADR (b)	170,775	6,737,074
ITE Group PLC	3,080,234	5,419,672
JUST EAT Ltd. (a)	640,770	4,407,780
Rightmove PLC	182,147	8,327,105
Shaftesbury PLC	1,059,573	11,892,732
Spectris PLC	592,778	14,866,730
Spirax-Sarco Engineering PLC	339,491	18,333,492
Ted Baker PLC	151,900	4,601,659
Topps Tiles PLC	3,130,908	3,506,492
Ultra Electronics Holdings PLC	392,558	8,927,523
Unite Group PLC	1,309,123	8,869,099

TOTAL UNITED KINGDOM		187,988,281

United States of America - 6.9%
Autoliv, Inc. (b)	56,800	5,497,104
Broadridge Financial Solutions, Inc.	43,905	2,838,897
China Biologic Products, Inc. (a)	94,280	11,135,411
Domino's Pizza, Inc.	46,200	7,818,888
Energizer Holdings, Inc.	57,009	2,651,489
Kennedy-Wilson Holdings, Inc.	271,029	5,583,197
Martin Marietta Materials, Inc.	31,720	5,880,254
Mohawk Industries, Inc. (a)	35,800	6,597,940
PriceSmart, Inc.	126,294	11,486,439
ResMed, Inc.	75,095	4,488,428
SS&C Technologies Holdings, Inc.	218,116	6,964,444

TOTAL UNITED STATES OF AMERICA		70,942,491

TOTAL COMMON STOCKS
(Cost $924,582,238)		1,000,272,122

Nonconvertible Preferred Stocks - 1.8%
Germany - 1.8%
Sartorius AG (non-vtg.)
(Cost $8,849,834)	242,080	19,019,250

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.41% (e)	9,612,830	9,615,714
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	11,863,768	11,866,141
TOTAL MONEY MARKET FUNDS
(Cost $21,480,829)		21,481,855
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $954,912,901)		1,040,773,227
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(5,185,619)
NET ASSETS - 100%		$1,035,587,608

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,478,164 or 0.1% of net assets.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$257,746
Fidelity Securities Lending Cash Central Fund	117,062
Total	$374,808

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DP Poland PLC	$2,507,081	$321,456	$--	$--	$5,450,276
Total	$2,507,081	$321,456	$--	$--	$5,450,276

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$269,098,224

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $11,412,617) — See accompanying schedule: Unaffiliated issuers (cost $931,311,519)	$1,013,841,096
Fidelity Central Funds (cost $21,480,830)	21,481,855
Other affiliated issuers (cost $2,120,552)	5,450,276
Total Investments (cost $954,912,901)		$1,040,773,227
Cash		85,259
Foreign currency held at value (cost $170,953)		170,953
Receivable for investments sold		4,749,303
Receivable for fund shares sold		1,854,797
Dividends receivable		3,523,084
Distributions receivable from Fidelity Central Funds		16,186
Prepaid expenses		2,955
Other receivables		8,043
Total assets		1,051,183,807
Liabilities
Payable for investments purchased	$861,625
Payable for fund shares redeemed	1,735,629
Accrued management fee	788,442
Distribution and service plan fees payable	25,728
Other affiliated payables	227,586
Other payables and accrued expenses	93,379
Collateral on securities loaned, at value	11,863,810
Total liabilities		15,596,199
Net Assets		$1,035,587,608
Net Assets consist of:
Paid in capital		$1,148,134,262
Undistributed net investment income		9,497,402
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(207,778,387)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,734,331
Net Assets		$1,035,587,608
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($45,151,330 ÷ 3,046,480 shares)		$14.82
Maximum offering price per share (100/94.25 of $14.82)		$15.72
Class T:
Net Asset Value and redemption price per share ($12,307,937 ÷ 838,211 shares)		$14.68
Maximum offering price per share (100/96.50 of $14.68)		$15.21
Class C:
Net Asset Value and offering price per share ($12,624,735 ÷ 884,417 shares)(a)		$14.27
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($809,952,219 ÷ 53,996,061 shares)		$15.00
Class I:
Net Asset Value, offering price and redemption price per share ($155,551,387 ÷ 10,375,816 shares)		$14.99

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$24,100,317
Income from Fidelity Central Funds		374,808
Income before foreign taxes withheld		24,475,125
Less foreign taxes withheld		(1,864,442)
Total income		22,610,683
Expenses
Management fee
Basic fee	$9,269,739
Performance adjustment	315,755
Transfer agent fees	2,324,940
Distribution and service plan fees	342,195
Accounting and security lending fees	506,368
Custodian fees and expenses	182,238
Independent trustees' fees and expenses	4,655
Registration fees	109,356
Audit	81,090
Legal	3,289
Miscellaneous	7,802
Total expenses before reductions	13,147,427
Expense reductions	(38,847)	13,108,580
Net investment income (loss)		9,502,103
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,777,888
Fidelity Central Funds	3,210
Foreign currency transactions	61,218
Total net realized gain (loss)		53,842,316
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,675,907)
Assets and liabilities in foreign currencies	(89,164)
Total change in net unrealized appreciation (depreciation)		(43,765,071)
Net gain (loss)		10,077,245
Net increase (decrease) in net assets resulting from operations		$19,579,348

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,502,103	$4,880,273
Net realized gain (loss)	53,842,316	32,155,951
Change in net unrealized appreciation (depreciation)	(43,765,071)	15,708,708
Net increase (decrease) in net assets resulting from operations	19,579,348	52,744,932
Distributions to shareholders from net investment income	(4,852,691)	(3,982,311)
Distributions to shareholders from net realized gain	(4,655,673)	(949,656)
Total distributions	(9,508,364)	(4,931,967)
Share transactions - net increase (decrease)	68,430,907	250,623,581
Redemption fees	241,368	196,651
Total increase (decrease) in net assets	78,743,259	298,633,197
Net Assets
Beginning of period	956,844,349	658,211,152
End of period	$1,035,587,608	$956,844,349
Other Information
Undistributed net investment income end of period	$9,497,402	$4,878,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.75	$13.65	$13.68	$10.78	$9.75
Income from Investment Operations
Net investment income (loss)A	.09	.06	.05	.07	.08
Net realized and unrealized gain (loss)	.10	1.11	.05	2.91	1.07
Total from investment operations	.19	1.17	.10	2.98	1.15
Distributions from net investment income	(.05)	(.05)	(.06)	(.08)	(.11)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.12)	(.07)	(.13)B	(.08)C	(.12)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$14.82	$14.75	$13.65	$13.68	$10.78
Total ReturnE,F	1.30%	8.62%	.78%	27.85%	12.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.45%	1.52%	1.63%	1.70%	1.75%
Expenses net of fee waivers, if any	1.45%	1.52%	1.63%	1.65%	1.65%
Expenses net of all reductions	1.45%	1.51%	1.63%	1.64%	1.64%
Net investment income (loss)	.62%	.38%	.33%	.59%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$45,151	$42,289	$25,041	$22,052	$18,194
Portfolio turnover rateI	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.62	$13.53	$13.56	$10.69	$9.66
Income from Investment Operations
Net investment income (loss)A	.04	.01	.01	.04	.06
Net realized and unrealized gain (loss)	.10	1.11	.06	2.89	1.06
Total from investment operations	.14	1.12	.07	2.93	1.12
Distributions from net investment income	(.01)	(.01)	(.02)	(.05)	(.08)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.08)	(.03)	(.10)	(.06)	(.09)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.68	$14.62	$13.53	$13.56	$10.69
Total ReturnC,D	.95%	8.27%	.55%	27.53%	11.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.80%	1.89%	1.96%	2.02%
Expenses net of fee waivers, if any	1.77%	1.80%	1.89%	1.90%	1.90%
Expenses net of all reductions	1.77%	1.80%	1.89%	1.89%	1.89%
Net investment income (loss)	.30%	.10%	.07%	.34%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$12,308	$13,296	$9,913	$9,634	$8,169
Portfolio turnover rateG	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.26	$13.23	$13.28	$10.48	$9.47
Income from Investment Operations
Net investment income (loss)A	(.03)	(.05)	(.06)	(.02)	.01
Net realized and unrealized gain (loss)	.09	1.08	.06	2.84	1.04
Total from investment operations	.06	1.03	–	2.82	1.05
Distributions from net investment income	–	–	–	(.01)	(.03)
Distributions from net realized gain	(.05)	–	(.05)	(.01)	(.01)
Total distributions	(.05)	–	(.05)	(.02)	(.04)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.27	$14.26	$13.23	$13.28	$10.48
Total ReturnC,D	.44%	7.79%	.03%	26.91%	11.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.26%	2.27%	2.38%	2.45%	2.50%
Expenses net of fee waivers, if any	2.26%	2.27%	2.38%	2.40%	2.40%
Expenses net of all reductions	2.25%	2.26%	2.38%	2.39%	2.39%
Net investment income (loss)	(.19)%	(.36)%	(.42)%	(.16)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$12,625	$17,370	$8,438	$8,070	$6,608
Portfolio turnover rateG	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.91	$13.80	$13.82	$10.88	$9.85
Income from Investment Operations
Net investment income (loss)A	.13	.10	.09	.10	.11
Net realized and unrealized gain (loss)	.11	1.12	.06	2.95	1.07
Total from investment operations	.24	1.22	.15	3.05	1.18
Distributions from net investment income	(.08)	(.09)	(.09)	(.10)	(.14)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.15)	(.11)	(.17)	(.11)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$15.00	$14.91	$13.80	$13.82	$10.88
Total ReturnC	1.58%	8.92%	1.11%	28.24%	12.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.23%	1.30%	1.39%	1.47%
Expenses net of fee waivers, if any	1.17%	1.22%	1.30%	1.39%	1.40%
Expenses net of all reductions	1.16%	1.22%	1.30%	1.38%	1.39%
Net investment income (loss)	.90%	.68%	.65%	.85%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$809,952	$762,563	$584,253	$518,121	$334,918
Portfolio turnover rateF	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.91	$13.81	$13.83	$10.90	$9.86
Income from Investment Operations
Net investment income (loss)A	.13	.10	.08	.11	.11
Net realized and unrealized gain (loss)	.10	1.13	.07	2.93	1.08
Total from investment operations	.23	1.23	.15	3.04	1.19
Distributions from net investment income	(.08)	(.11)	(.09)	(.10)	(.14)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.15)	(.13)	(.17)	(.11)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.99	$14.91	$13.81	$13.83	$10.90
Total ReturnC	1.56%	8.98%	1.11%	28.11%	12.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.16%	1.19%	1.36%	1.38%	1.44%
Expenses net of fee waivers, if any	1.16%	1.19%	1.36%	1.37%	1.40%
Expenses net of all reductions	1.16%	1.18%	1.36%	1.37%	1.39%
Net investment income (loss)	.91%	.71%	.60%	.87%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$155,551	$120,723	$29,822	$5,670	$4,591
Portfolio turnover rateF	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$170,782,184
Gross unrealized depreciation	(93,697,092)
Net unrealized appreciation (depreciation) on securities	$77,085,092
Tax Cost	$963,688,135

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,959,956
Capital loss carryforward	$(201,465,311)
Net unrealized appreciation (depreciation) on securities and other investments	$76,958,702

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(201,465,311)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$9,508,364	$ 4,931,967

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $372,005,221 and $241,349,228, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$117,685	$5,501
Class T	.25%	.25%	66,543	–
Class B	.75%	.25%	2,915	2,186
Class C	.75%	.25%	155,052	37,902
			$342,195	$45,589

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,862
Class T	4,386
Class B(a)	13
Class C(a)	4,100
$26,361

 (a) When Class B and C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$114,731.24
Class T	41,848.31
Class B	817.28
Class C	46,193.30
International Small Cap Opportunities	1,834,246.21
Class I	287,105.20
	$2,324,940

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,273 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,010.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,807 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $117,062, including $1,988 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,440 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $102.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,305.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$159,395	$91,925
Class T	9,385	4,261
International Small Cap Opportunities	3,989,748	3,599,410
Class I	694,163	286,715
Total	$4,852,691	$3,982,311
From net realized gain
Class A	$214,570	$38,609
Class T	65,696	14,913
Class C	66,143	–
International Small Cap Opportunities	3,723,825	839,863
Class I	585,439	56,271
Total	$4,655,673	$949,656

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	1,351,287	1,605,762	$19,658,244	$23,674,805
Reinvestment of distributions	24,184	9,185	359,376	124,545
Shares redeemed	(1,195,179)	(582,997)	(17,426,031)	(8,244,833)
Net increase (decrease)	180,292	1,031,950	$2,591,589	$15,554,517
Class T
Shares sold	193,483	309,765	$2,768,529	$4,543,322
Reinvestment of distributions	5,021	1,404	74,158	18,926
Shares redeemed	(269,450)	(134,926)	(3,846,732)	(1,907,198)
Net increase (decrease)	(70,946)	176,243	$(1,004,045)	$2,655,050
Class B
Shares sold	3,601	9,791	$51,563	$136,845
Shares redeemed	(45,696)	(23,615)	(635,715)	(329,326)
Net increase (decrease)	(42,095)	(13,824)	$(584,152)	$(192,481)
Class C
Shares sold	246,339	838,785	$3,449,372	$12,019,463
Reinvestment of distributions	4,483	–	64,648	–
Shares redeemed	(584,363)	(258,762)	(8,102,721)	(3,578,649)
Net increase (decrease)	(333,541)	580,023	$(4,588,701)	$8,440,814
International Small Cap Opportunities
Shares sold	26,676,267	18,903,102	$389,947,202	$282,906,392
Reinvestment of distributions	402,267	239,997	6,034,011	3,280,752
Shares redeemed	(24,218,791)	(10,354,861)	(357,874,849)	(146,998,081)
Net increase (decrease)	2,859,743	8,788,238	$38,106,364	$139,189,063
Class I
Shares sold	5,357,445	7,108,830	$78,823,330	$102,023,907
Reinvestment of distributions	75,351	23,468	1,129,506	320,812
Shares redeemed	(3,153,630)	(1,195,608)	(46,042,984)	(17,368,101)
Net increase (decrease)	2,279,166	5,936,690	$33,909,852	$84,976,618

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.44%
Actual		$1,000.00	$1,004.10	$7.25
Hypothetical-C		$1,000.00	$1,017.90	$7.30
Class T	1.76%
Actual		$1,000.00	$1,002.00	$8.86
Hypothetical-C		$1,000.00	$1,016.29	$8.92
Class C	2.24%
Actual		$1,000.00	$999.30	$11.26
Hypothetical-C		$1,000.00	$1,013.88	$11.34
International Small Cap Opportunities	1.15%
Actual		$1,000.00	$1,005.40	$5.80
Hypothetical-C		$1,000.00	$1,019.36	$5.84
Class I	1.15%
Actual		$1,000.00	$1,005.40	$5.80
Hypothetical-C		$1,000.00	$1,019.36	$5.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Advisor International Small Cap Opportunities Fund
Class A	12/12/16	12/09/16	$0.118	$0.040
Class T	12/12/16	12/09/16	$0.055	$0.040
Class C	12/12/16	12/09/16	$0.000	$0.000
International Small Cap Opportunities	12/12/16	12/09/16	$0.168	$0.040
Class I	12/12/16	12/09/16	$0.176	$0.040

Class A designates 5%, Class T designates 7%, Class C designates 9%, International Small Cap Opportunities designates 4% and Class I designates 4% of the dividends distributed in December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class C, International Small Cap Opportunities, and Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Advisor International Small Cap Opportunities Fund
Class A	12/07/2015	$0.1391	$0.0171
Class T	12/07/2015	$0.0971	$0.0171
Class C	12/07/2015	$0.0701	$0.0171
International Small Cap Opportunities	12/07/2015	$0.1621	$0.0171
Class I	12/07/2015	$0.1701	$0.0171

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure, without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AILS-ANN-1216
1.815091.111

Fidelity® International Small Cap Opportunities Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Opportunities Fund	1.58%	9.99%	2.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$13,065	Fidelity® International Small Cap Opportunities Fund
$14,563	MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  The fund’s share classes (excluding sales charges, if applicable) produced small gains for the annual reporting period ending October 31, 2016, but lagged the 3.12% return of the benchmark MSCI EAFE Small Cap Index by about 2 percentage points. The fund’s results were hurt by allocations to out-of-benchmark regions, as well as positioning in the U.K., coupled with the negative effects on the portfolio of a weaker British pound. Stock picking in the real estate sector, especially in the U.K., detracted most by far. Within this market, student-housing operator Unite Group, real estate developer Great Portland Estates and homebuilder Bellway all struggled. Stock picking in continental Europe added substantial value. Among sectors, positioning in consumer discretionary, consumer staples and information technology hurt. In contrast, stock picking in industrials, health care and materials added value, as did an unusually large cash allocation at certain times of market weakness. On an individual basis, the fund benefited from an out-of-benchmark holding in Fagerhult, a Swedish maker of high-end lighting fixtures. Also, our position in CompuGroup Medical, a German software manufacturer for medical professionals, added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	30.1%
United Kingdom	18.2%
United States of America*	8.5%
Germany	7.0%
Sweden	4.1%
Italy	3.2%
Australia	2.5%
Netherlands	2.4%
France	2.3%
Other	21.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	25.1%
United Kingdom	20.5%
United States of America*	15.5%
Germany	6.6%
Italy	3.7%
Sweden	3.2%
Netherlands	2.5%
France	2.2%
Canada	2.0%
Other	18.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	92.2
Short-Term Investments and Net Other Assets (Liabilities)	1.6	7.8

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.2	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	2.0	1.6
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.8	1.4
CTS Eventim AG (Germany, Media)	1.8	1.7
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.8	1.8
OBIC Co. Ltd. (Japan, IT Services)	1.7	1.5
Azbil Corp. (Japan, Electronic Equipment & Components)	1.6	1.3
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.6	1.1
Interpump Group SpA (Italy, Machinery)	1.5	1.3
OSG Corp. (Japan, Machinery)	1.5	1.1
	17.5

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.9	18.1
Consumer Discretionary	19.4	20.6
Health Care	12.6	10.3
Information Technology	11.7	10.7
Consumer Staples	10.1	8.5
Real Estate	8.1	0.0
Materials	7.8	6.7
Financials	6.4	15.9
Energy	1.4	1.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
Australia - 2.5%
Beacon Lighting Group Ltd.	2,695,741	$3,475,852
DuluxGroup Ltd.	1,736,117	8,505,077
Imdex Ltd. (a)	2,434,488	1,111,149
RCG Corp. Ltd. (b)	6,879,148	7,613,968
TFS Corp. Ltd. (b)	4,654,304	4,956,741

TOTAL AUSTRALIA		25,662,787

Austria - 1.8%
Andritz AG	172,500	9,023,093
Buwog-Gemeinnuetzige Wohnung	283,444	6,849,982
Zumtobel AG	165,481	2,905,600

TOTAL AUSTRIA		18,778,675

Bailiwick of Jersey - 0.3%
Integrated Diagnostics Holdings PLC	1,289,279	3,545,517
Belgium - 1.4%
Gimv NV	56,688	3,049,233
KBC Ancora (a)	304,448	11,550,221

TOTAL BELGIUM		14,599,454

Bermuda - 0.6%
Vostok New Ventures Ltd. SDR (a)	812,589	6,095,216
Canada - 1.8%
Cara Operations Ltd.	216,900	4,298,220
McCoy Global, Inc. (a)	636,215	830,073
New Look Vision Group, Inc.	207,200	4,353,162
Pason Systems, Inc.	372,000	4,229,479
ShawCor Ltd. Class A	110,600	2,766,443
Tesco Corp.	301,747	2,066,967

TOTAL CANADA		18,544,344

Cayman Islands - 0.6%
58.com, Inc. ADR (a)	87,900	3,678,615
Value Partners Group Ltd.	3,028,000	2,896,991

TOTAL CAYMAN ISLANDS		6,575,606

Denmark - 2.1%
Jyske Bank A/S (Reg.)	203,127	9,218,329
Scandinavian Tobacco Group A/S	264,149	4,572,844
Spar Nord Bank A/S	776,369	7,791,418

TOTAL DENMARK		21,582,591

Finland - 0.7%
Tikkurila Oyj	382,646	7,371,871
France - 2.3%
Elis SA	414,962	6,896,642
Laurent-Perrier Group SA	51,163	3,931,493
Vetoquinol SA	121,184	6,094,092
Virbac SA (a)	44,252	7,043,757

TOTAL FRANCE		23,965,984

Germany - 5.2%
CompuGroup Medical AG	474,478	21,006,212
CTS Eventim AG	528,280	18,980,761
Fielmann AG	113,273	7,856,145
Nexus AG	278,558	5,727,391

TOTAL GERMANY		53,570,509

India - 0.6%
Jyothy Laboratories Ltd. (a)	1,189,354	6,392,033
Ireland - 1.6%
FBD Holdings PLC (a)	240,328	1,609,302
James Hardie Industries PLC CDI	970,350	14,489,791

TOTAL IRELAND		16,099,093

Isle of Man - 0.7%
Playtech Ltd.	655,514	7,445,800
Israel - 2.2%
Azrieli Group	140,005	5,963,250
Ituran Location & Control Ltd.	335,908	8,935,153
Strauss Group Ltd.	484,244	7,624,101

TOTAL ISRAEL		22,522,504

Italy - 3.2%
Azimut Holding SpA	710,097	11,396,421
Banco di Desio e della Brianza SpA	384,500	712,901
Beni Stabili SpA SIIQ	8,521,382	4,971,836
Interpump Group SpA	987,943	15,855,601

TOTAL ITALY		32,936,759

Japan - 30.1%
Aoki Super Co. Ltd.	311,000	3,884,905
Artnature, Inc.	851,700	5,213,993
Asahi Co. Ltd.	398,900	4,823,164
Autobacs Seven Co. Ltd.	400,300	5,702,758
Azbil Corp.	571,900	17,014,666
Broadleaf Co. Ltd.	93,100	1,048,451
Central Automotive Products Ltd.	134,000	1,160,217
Century21 Real Estate Japan Ltd.	72,900	915,508
Coca-Cola Central Japan Co. Ltd.	248,700	5,492,412
Daiichikosho Co. Ltd.	232,300	10,112,039
Daikokutenbussan Co. Ltd.	170,700	8,032,845
Funai Soken Holdings, Inc.	235,700	3,650,012
GCA Savvian Group Corp.	542,761	4,062,815
Glory Ltd.	5,600	185,563
Goldcrest Co. Ltd.	559,130	10,188,781
Iwatsuka Confectionary Co. Ltd.	50,400	1,674,874
Japan Digital Laboratory Co.	499,100	7,776,575
Kobayashi Pharmaceutical Co. Ltd.	252,000	13,192,333
Koshidaka Holdings Co. Ltd.	166,900	2,718,272
Kusuri No Aoki Co. Ltd.	61,100	3,122,876
Lasertec Corp.	391,136	7,601,174
Medikit Co. Ltd.	113,000	4,908,124
Misumi Group, Inc.	452,400	8,269,770
Nagaileben Co. Ltd.	558,200	12,284,978
Nakano Refrigerators Co. Ltd.	140,000	3,778,011
ND Software Co. Ltd.	85,043	687,675
Nihon Parkerizing Co. Ltd.	1,195,100	16,524,220
NS Tool Co. Ltd. (b)	35,600	869,038
OBIC Co. Ltd.	331,500	17,259,369
OSG Corp. (b)	720,000	15,372,175
Paramount Bed Holdings Co. Ltd.	224,600	8,566,797
ProNexus, Inc.	592,800	6,268,859
San-Ai Oil Co. Ltd.	635,000	4,486,841
Seven Bank Ltd.	826,500	2,545,623
SHO-BOND Holdings Co. Ltd.	293,700	14,199,094
Shoei Co. Ltd.	309,926	5,656,512
SK Kaken Co. Ltd.	82,000	8,546,391
Software Service, Inc.	65,300	2,646,372
Techno Medica Co. Ltd.	79,491	1,359,086
The Monogatari Corp.	109,300	5,028,821
TKC Corp.	247,400	7,325,041
Tocalo Co. Ltd.	117,000	2,630,743
Tsutsumi Jewelry Co. Ltd.	156,100	2,476,880
USS Co. Ltd.	1,356,500	22,998,536
Welcia Holdings Co. Ltd.	50,000	3,418,518
Workman Co. Ltd.	229,500	7,287,451
Yamada Consulting Group Co. Ltd.	135,700	5,732,345
Yamato Kogyo Co. Ltd.	114,100	3,217,257

TOTAL JAPAN		311,918,760

Korea (South) - 1.7%
BGFretail Co. Ltd.	98,022	14,912,134
Leeno Industrial, Inc.	78,630	2,956,131

TOTAL KOREA (SOUTH)		17,868,265

Mexico - 0.6%
Consorcio ARA S.A.B. de CV	17,546,078	6,609,601
Netherlands - 2.4%
Aalberts Industries NV	319,501	10,092,320
Heijmans NV (Certificaten Van Aandelen) (a)(b)	304,192	2,917,518
Takeaway.com Holding BV (c)	62,849	1,478,164
VastNed Retail NV	277,355	10,659,371

TOTAL NETHERLANDS		25,147,373

Norway - 0.4%
Kongsberg Gruppen ASA	305,600	4,364,473
Philippines - 0.6%
Jollibee Food Corp.	1,176,090	5,779,730
South Africa - 0.8%
Clicks Group Ltd.	944,913	8,794,778
Spain - 2.3%
Hispania Activos Inmobiliarios SA	359,031	4,422,097
Merlin Properties Socimi SA	630,300	7,085,177
Prosegur Compania de Seguridad SA (Reg.)	1,699,190	12,348,192

TOTAL SPAIN		23,855,466

Sweden - 4.1%
Addlife AB (a)	173,200	2,675,044
AddTech AB (B Shares)	325,943	4,637,177
Fagerhult AB	563,159	14,340,613
Intrum Justitia AB	163,934	5,054,790
Loomis AB (B Shares)	224,700	6,393,594
Saab AB (B Shares)	256,100	9,073,366

TOTAL SWEDEN		42,174,584

Switzerland - 0.5%
Tecan Group AG	33,098	5,451,947
Taiwan - 0.4%
Addcn Technology Co. Ltd.	578,435	3,687,630
United Kingdom - 18.2%
AA PLC	1,241,400	3,891,372
Alliance Pharma PLC	4,548,400	2,519,177
Avon Rubber PLC	50,000	607,104
Bellway PLC	344,672	9,981,646
Berendsen PLC	1,153,163	13,634,815
Britvic PLC	458,571	3,115,165
Dechra Pharmaceuticals PLC	659,609	10,859,011
Domino's Pizza UK & IRL PLC	17,030	70,893
DP Poland PLC (a)(d)	8,208,000	5,450,276
Elementis PLC	3,501,710	10,209,474
Great Portland Estates PLC	1,015,989	7,386,809
Hilton Food Group PLC	262,072	1,942,299
Howden Joinery Group PLC	1,695,300	7,779,352
Informa PLC	1,779,956	14,651,530
InterContinental Hotel Group PLC ADR (b)	170,775	6,737,074
ITE Group PLC	3,080,234	5,419,672
JUST EAT Ltd. (a)	640,770	4,407,780
Rightmove PLC	182,147	8,327,105
Shaftesbury PLC	1,059,573	11,892,732
Spectris PLC	592,778	14,866,730
Spirax-Sarco Engineering PLC	339,491	18,333,492
Ted Baker PLC	151,900	4,601,659
Topps Tiles PLC	3,130,908	3,506,492
Ultra Electronics Holdings PLC	392,558	8,927,523
Unite Group PLC	1,309,123	8,869,099

TOTAL UNITED KINGDOM		187,988,281

United States of America - 6.9%
Autoliv, Inc. (b)	56,800	5,497,104
Broadridge Financial Solutions, Inc.	43,905	2,838,897
China Biologic Products, Inc. (a)	94,280	11,135,411
Domino's Pizza, Inc.	46,200	7,818,888
Energizer Holdings, Inc.	57,009	2,651,489
Kennedy-Wilson Holdings, Inc.	271,029	5,583,197
Martin Marietta Materials, Inc.	31,720	5,880,254
Mohawk Industries, Inc. (a)	35,800	6,597,940
PriceSmart, Inc.	126,294	11,486,439
ResMed, Inc.	75,095	4,488,428
SS&C Technologies Holdings, Inc.	218,116	6,964,444

TOTAL UNITED STATES OF AMERICA		70,942,491

TOTAL COMMON STOCKS
(Cost $924,582,238)		1,000,272,122

Nonconvertible Preferred Stocks - 1.8%
Germany - 1.8%
Sartorius AG (non-vtg.)
(Cost $8,849,834)	242,080	19,019,250

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.41% (e)	9,612,830	9,615,714
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	11,863,768	11,866,141
TOTAL MONEY MARKET FUNDS
(Cost $21,480,829)		21,481,855
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $954,912,901)		1,040,773,227
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(5,185,619)
NET ASSETS - 100%		$1,035,587,608

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,478,164 or 0.1% of net assets.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$257,746
Fidelity Securities Lending Cash Central Fund	117,062
Total	$374,808

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DP Poland PLC	$2,507,081	$321,456	$--	$--	$5,450,276
Total	$2,507,081	$321,456	$--	$--	$5,450,276

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$269,098,224

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $11,412,617) — See accompanying schedule: Unaffiliated issuers (cost $931,311,519)	$1,013,841,096
Fidelity Central Funds (cost $21,480,830)	21,481,855
Other affiliated issuers (cost $2,120,552)	5,450,276
Total Investments (cost $954,912,901)		$1,040,773,227
Cash		85,259
Foreign currency held at value (cost $170,953)		170,953
Receivable for investments sold		4,749,303
Receivable for fund shares sold		1,854,797
Dividends receivable		3,523,084
Distributions receivable from Fidelity Central Funds		16,186
Prepaid expenses		2,955
Other receivables		8,043
Total assets		1,051,183,807
Liabilities
Payable for investments purchased	$861,625
Payable for fund shares redeemed	1,735,629
Accrued management fee	788,442
Distribution and service plan fees payable	25,728
Other affiliated payables	227,586
Other payables and accrued expenses	93,379
Collateral on securities loaned, at value	11,863,810
Total liabilities		15,596,199
Net Assets		$1,035,587,608
Net Assets consist of:
Paid in capital		$1,148,134,262
Undistributed net investment income		9,497,402
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(207,778,387)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,734,331
Net Assets		$1,035,587,608
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($45,151,330 ÷ 3,046,480 shares)		$14.82
Maximum offering price per share (100/94.25 of $14.82)		$15.72
Class T:
Net Asset Value and redemption price per share ($12,307,937 ÷ 838,211 shares)		$14.68
Maximum offering price per share (100/96.50 of $14.68)		$15.21
Class C:
Net Asset Value and offering price per share ($12,624,735 ÷ 884,417 shares)(a)		$14.27
International Small Cap Opportunities:
Net Asset Value, offering price and redemption price per share ($809,952,219 ÷ 53,996,061 shares)		$15.00
Class I:
Net Asset Value, offering price and redemption price per share ($155,551,387 ÷ 10,375,816 shares)		$14.99

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$24,100,317
Income from Fidelity Central Funds		374,808
Income before foreign taxes withheld		24,475,125
Less foreign taxes withheld		(1,864,442)
Total income		22,610,683
Expenses
Management fee
Basic fee	$9,269,739
Performance adjustment	315,755
Transfer agent fees	2,324,940
Distribution and service plan fees	342,195
Accounting and security lending fees	506,368
Custodian fees and expenses	182,238
Independent trustees' fees and expenses	4,655
Registration fees	109,356
Audit	81,090
Legal	3,289
Miscellaneous	7,802
Total expenses before reductions	13,147,427
Expense reductions	(38,847)	13,108,580
Net investment income (loss)		9,502,103
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	53,777,888
Fidelity Central Funds	3,210
Foreign currency transactions	61,218
Total net realized gain (loss)		53,842,316
Change in net unrealized appreciation (depreciation) on: Investment securities	(43,675,907)
Assets and liabilities in foreign currencies	(89,164)
Total change in net unrealized appreciation (depreciation)		(43,765,071)
Net gain (loss)		10,077,245
Net increase (decrease) in net assets resulting from operations		$19,579,348

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,502,103	$4,880,273
Net realized gain (loss)	53,842,316	32,155,951
Change in net unrealized appreciation (depreciation)	(43,765,071)	15,708,708
Net increase (decrease) in net assets resulting from operations	19,579,348	52,744,932
Distributions to shareholders from net investment income	(4,852,691)	(3,982,311)
Distributions to shareholders from net realized gain	(4,655,673)	(949,656)
Total distributions	(9,508,364)	(4,931,967)
Share transactions - net increase (decrease)	68,430,907	250,623,581
Redemption fees	241,368	196,651
Total increase (decrease) in net assets	78,743,259	298,633,197
Net Assets
Beginning of period	956,844,349	658,211,152
End of period	$1,035,587,608	$956,844,349
Other Information
Undistributed net investment income end of period	$9,497,402	$4,878,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.75	$13.65	$13.68	$10.78	$9.75
Income from Investment Operations
Net investment income (loss)A	.09	.06	.05	.07	.08
Net realized and unrealized gain (loss)	.10	1.11	.05	2.91	1.07
Total from investment operations	.19	1.17	.10	2.98	1.15
Distributions from net investment income	(.05)	(.05)	(.06)	(.08)	(.11)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.12)	(.07)	(.13)B	(.08)C	(.12)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$14.82	$14.75	$13.65	$13.68	$10.78
Total ReturnE,F	1.30%	8.62%	.78%	27.85%	12.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.45%	1.52%	1.63%	1.70%	1.75%
Expenses net of fee waivers, if any	1.45%	1.52%	1.63%	1.65%	1.65%
Expenses net of all reductions	1.45%	1.51%	1.63%	1.64%	1.64%
Net investment income (loss)	.62%	.38%	.33%	.59%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$45,151	$42,289	$25,041	$22,052	$18,194
Portfolio turnover rateI	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.079 per share.

 C Total distributions of $.08 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.005 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.62	$13.53	$13.56	$10.69	$9.66
Income from Investment Operations
Net investment income (loss)A	.04	.01	.01	.04	.06
Net realized and unrealized gain (loss)	.10	1.11	.06	2.89	1.06
Total from investment operations	.14	1.12	.07	2.93	1.12
Distributions from net investment income	(.01)	(.01)	(.02)	(.05)	(.08)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.08)	(.03)	(.10)	(.06)	(.09)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.68	$14.62	$13.53	$13.56	$10.69
Total ReturnC,D	.95%	8.27%	.55%	27.53%	11.72%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%	1.80%	1.89%	1.96%	2.02%
Expenses net of fee waivers, if any	1.77%	1.80%	1.89%	1.90%	1.90%
Expenses net of all reductions	1.77%	1.80%	1.89%	1.89%	1.89%
Net investment income (loss)	.30%	.10%	.07%	.34%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$12,308	$13,296	$9,913	$9,634	$8,169
Portfolio turnover rateG	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.26	$13.23	$13.28	$10.48	$9.47
Income from Investment Operations
Net investment income (loss)A	(.03)	(.05)	(.06)	(.02)	.01
Net realized and unrealized gain (loss)	.09	1.08	.06	2.84	1.04
Total from investment operations	.06	1.03	–	2.82	1.05
Distributions from net investment income	–	–	–	(.01)	(.03)
Distributions from net realized gain	(.05)	–	(.05)	(.01)	(.01)
Total distributions	(.05)	–	(.05)	(.02)	(.04)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.27	$14.26	$13.23	$13.28	$10.48
Total ReturnC,D	.44%	7.79%	.03%	26.91%	11.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.26%	2.27%	2.38%	2.45%	2.50%
Expenses net of fee waivers, if any	2.26%	2.27%	2.38%	2.40%	2.40%
Expenses net of all reductions	2.25%	2.26%	2.38%	2.39%	2.39%
Net investment income (loss)	(.19)%	(.36)%	(.42)%	(.16)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$12,625	$17,370	$8,438	$8,070	$6,608
Portfolio turnover rateG	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.91	$13.80	$13.82	$10.88	$9.85
Income from Investment Operations
Net investment income (loss)A	.13	.10	.09	.10	.11
Net realized and unrealized gain (loss)	.11	1.12	.06	2.95	1.07
Total from investment operations	.24	1.22	.15	3.05	1.18
Distributions from net investment income	(.08)	(.09)	(.09)	(.10)	(.14)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.15)	(.11)	(.17)	(.11)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$15.00	$14.91	$13.80	$13.82	$10.88
Total ReturnC	1.58%	8.92%	1.11%	28.24%	12.21%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.17%	1.23%	1.30%	1.39%	1.47%
Expenses net of fee waivers, if any	1.17%	1.22%	1.30%	1.39%	1.40%
Expenses net of all reductions	1.16%	1.22%	1.30%	1.38%	1.39%
Net investment income (loss)	.90%	.68%	.65%	.85%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$809,952	$762,563	$584,253	$518,121	$334,918
Portfolio turnover rateF	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Opportunities Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.91	$13.81	$13.83	$10.90	$9.86
Income from Investment Operations
Net investment income (loss)A	.13	.10	.08	.11	.11
Net realized and unrealized gain (loss)	.10	1.13	.07	2.93	1.08
Total from investment operations	.23	1.23	.15	3.04	1.19
Distributions from net investment income	(.08)	(.11)	(.09)	(.10)	(.14)
Distributions from net realized gain	(.07)	(.02)	(.08)	(.01)	(.01)
Total distributions	(.15)	(.13)	(.17)	(.11)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$14.99	$14.91	$13.81	$13.83	$10.90
Total ReturnC	1.56%	8.98%	1.11%	28.11%	12.32%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.16%	1.19%	1.36%	1.38%	1.44%
Expenses net of fee waivers, if any	1.16%	1.19%	1.36%	1.37%	1.40%
Expenses net of all reductions	1.16%	1.18%	1.36%	1.37%	1.39%
Net investment income (loss)	.91%	.71%	.60%	.87%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$155,551	$120,723	$29,822	$5,670	$4,591
Portfolio turnover rateF	24%	21%	18%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap Opportunities and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$170,782,184
Gross unrealized depreciation	(93,697,092)
Net unrealized appreciation (depreciation) on securities	$77,085,092
Tax Cost	$963,688,135

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,959,956
Capital loss carryforward	$(201,465,311)
Net unrealized appreciation (depreciation) on securities and other investments	$76,958,702

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(201,465,311)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$9,508,364	$ 4,931,967

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $372,005,221 and $241,349,228, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$117,685	$5,501
Class T	.25%	.25%	66,543	–
Class B	.75%	.25%	2,915	2,186
Class C	.75%	.25%	155,052	37,902
			$342,195	$45,589

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,862
Class T	4,386
Class B(a)	13
Class C(a)	4,100
$26,361

 (a) When Class B and C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$114,731.24
Class T	41,848.31
Class B	817.28
Class C	46,193.30
International Small Cap Opportunities	1,834,246.21
Class I	287,105.20
	$2,324,940

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,273 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,010.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,807 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $117,062, including $1,988 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,440 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $102.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,305.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$159,395	$91,925
Class T	9,385	4,261
International Small Cap Opportunities	3,989,748	3,599,410
Class I	694,163	286,715
Total	$4,852,691	$3,982,311
From net realized gain
Class A	$214,570	$38,609
Class T	65,696	14,913
Class C	66,143	–
International Small Cap Opportunities	3,723,825	839,863
Class I	585,439	56,271
Total	$4,655,673	$949,656

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	1,351,287	1,605,762	$19,658,244	$23,674,805
Reinvestment of distributions	24,184	9,185	359,376	124,545
Shares redeemed	(1,195,179)	(582,997)	(17,426,031)	(8,244,833)
Net increase (decrease)	180,292	1,031,950	$2,591,589	$15,554,517
Class T
Shares sold	193,483	309,765	$2,768,529	$4,543,322
Reinvestment of distributions	5,021	1,404	74,158	18,926
Shares redeemed	(269,450)	(134,926)	(3,846,732)	(1,907,198)
Net increase (decrease)	(70,946)	176,243	$(1,004,045)	$2,655,050
Class B
Shares sold	3,601	9,791	$51,563	$136,845
Shares redeemed	(45,696)	(23,615)	(635,715)	(329,326)
Net increase (decrease)	(42,095)	(13,824)	$(584,152)	$(192,481)
Class C
Shares sold	246,339	838,785	$3,449,372	$12,019,463
Reinvestment of distributions	4,483	–	64,648	–
Shares redeemed	(584,363)	(258,762)	(8,102,721)	(3,578,649)
Net increase (decrease)	(333,541)	580,023	$(4,588,701)	$8,440,814
International Small Cap Opportunities
Shares sold	26,676,267	18,903,102	$389,947,202	$282,906,392
Reinvestment of distributions	402,267	239,997	6,034,011	3,280,752
Shares redeemed	(24,218,791)	(10,354,861)	(357,874,849)	(146,998,081)
Net increase (decrease)	2,859,743	8,788,238	$38,106,364	$139,189,063
Class I
Shares sold	5,357,445	7,108,830	$78,823,330	$102,023,907
Reinvestment of distributions	75,351	23,468	1,129,506	320,812
Shares redeemed	(3,153,630)	(1,195,608)	(46,042,984)	(17,368,101)
Net increase (decrease)	2,279,166	5,936,690	$33,909,852	$84,976,618

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 21% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Opportunities Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.44%
Actual		$1,000.00	$1,004.10	$7.25
Hypothetical-C		$1,000.00	$1,017.90	$7.30
Class T	1.76%
Actual		$1,000.00	$1,002.00	$8.86
Hypothetical-C		$1,000.00	$1,016.29	$8.92
Class C	2.24%
Actual		$1,000.00	$999.30	$11.26
Hypothetical-C		$1,000.00	$1,013.88	$11.34
International Small Cap Opportunities	1.15%
Actual		$1,000.00	$1,005.40	$5.80
Hypothetical-C		$1,000.00	$1,019.36	$5.84
Class I	1.15%
Actual		$1,000.00	$1,005.40	$5.80
Hypothetical-C		$1,000.00	$1,019.36	$5.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor International Small Cap Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Advisor International Small Cap Opportunities Fund
Class A	12/12/16	12/09/16	$0.118	$0.040
Class T	12/12/16	12/09/16	$0.055	$0.040
Class C	12/12/16	12/09/16	$0.000	$0.000
International Small Cap Opportunities	12/12/16	12/09/16	$0.168	$0.040
Class I	12/12/16	12/09/16	$0.176	$0.040

Class A designates 5%, Class T designates 7%, Class C designates 9%, International Small Cap Opportunities designates 4% and Class I designates 4% of the dividends distributed in December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class C, International Small Cap Opportunities, and Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Advisor International Small Cap Opportunities Fund
Class A	12/07/2015	$0.1391	$0.0171
Class T	12/07/2015	$0.0971	$0.0171
Class C	12/07/2015	$0.0701	$0.0171
International Small Cap Opportunities	12/07/2015	$0.1621	$0.0171
Class I	12/07/2015	$0.1701	$0.0171

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure, without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ILS-ANN-1216
1.815075.112

Fidelity Advisor® Global Commodity Stock Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® Global Commodity Stock Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	3.01%	(6.61)%	1.19%
Class T (incl. 3.50% sales charge)	5.26%	(6.41)%	1.24%
Class C (incl. contingent deferred sales charge)	7.46%	(6.21)%	1.21%
Class I	9.63%	(5.22)%	2.28%

 A From March 25, 2009

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Commodity Stock Fund - Class A on March 25, 2009, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$10,943	Fidelity Advisor® Global Commodity Stock Fund - Class A
$23,902	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities eked a 2.48% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps outpaced large-cap stocks; value bested growth. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodities prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific group (+9%). The U.S. (+4%) also rose, but Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+13%) and energy (+6%) overcame early-2016 lows. Technology (+11%) also performed well. Financials (-1%) trailed ex the recently created real estate sector (+4%). Telecom services (+1%) lost momentum amid a mode switch from “risk off” to “risk on,” though utilities (+7%), mostly in the U.S., outperformed. Meanwhile, health care (-7%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  The fund’s share classes (excluding sales charges, if applicable) gained roughly 9% for the fiscal year, underperforming the 11.42% gain of the industry index, the MSCI All Country World Commodity Producers Sector Capped Index. At the same time, the fund significantly outdistanced the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. A strong rebound in the broader commodity complex after January 2016 helped lift commodity stocks this period. Versus the commodities-focused industry index, the fund was held back by positioning in our two biggest areas of investment: diversified metals & mining and fertilizers & agricultural chemicals. In both cases, I misjudged the timing for when prices would improve. Among individual stocks, the fund's biggest detractor was nitrogen fertilizer maker CF Industries Holdings, which struggled amid low fertilizer prices. On the plus side, stock picks and a slight overweighting in gold stocks helped most. The fund's top relative contributor was gold miner B2Gold, which executed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	5.7	5.5
BHP Billiton PLC	4.2	3.3
Syngenta AG (Switzerland)	4.2	4.5
Chevron Corp.	4.0	4.0
Rio Tinto PLC	3.5	3.6
Archer Daniels Midland Co.	3.4	0.7
Suncor Energy, Inc.	2.4	1.2
Glencore Xstrata PLC	2.4	1.2
Potash Corp. of Saskatchewan, Inc.	2.3	3.0
Anadarko Petroleum Corp.	2.3	2.1
	34.4

Top Sectors (% of fund's net assets)

As of October 31, 2016
Agriculture	32.2%
Energy	30.3%
Metals	30.2%
Other	6.4%
Short-Term Investments and Net Other Assets	1.0%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

As of April 30, 2016
Agriculture	34.2%
Energy	32.2%
Metals	26.0%
Other	5.5%
Short-Term Investments and Net Other Assets	2.1%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Aerospace & Defense - 0.5%
Aerospace & Defense - 0.5%
Rolls-Royce Holdings PLC	184,620	$1,638,800
Chemicals - 22.7%
Commodity Chemicals - 0.5%
LyondellBasell Industries NV Class A	22,800	1,813,740
Diversified Chemicals - 1.0%
Ashland Global Holdings, Inc.	6,300	703,899
E.I. du Pont de Nemours & Co.	10,900	749,811
Eastman Chemical Co.	15,100	1,085,841
The Dow Chemical Co.	20,000	1,076,200
		3,615,751
Fertilizers & Agricultural Chemicals - 20.7%
Agrium, Inc.	65,000	5,966,935
CF Industries Holdings, Inc. (a)	314,460	7,550,185
FMC Corp.	42,900	2,011,581
Monsanto Co.	200,100	20,164,076
OCI NV (a)(b)	52,800	733,209
Potash Corp. of Saskatchewan, Inc.	503,900	8,193,588
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	75,000	2,194,500
Syngenta AG (Switzerland)	36,998	14,805,338
The Mosaic Co.	273,761	6,441,596
UPL Ltd. (b)	85,400	893,362
Yara International ASA	111,400	3,936,991
		72,891,361
Specialty Chemicals - 0.5%
W.R. Grace & Co.	23,700	1,586,952

TOTAL CHEMICALS		79,907,804

Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
Dycom Industries, Inc. (b)	10,700	823,151
Construction Materials - 0.2%
Construction Materials - 0.2%
West China Cement Ltd. (b)	7,176,000	730,966
Containers & Packaging - 0.4%
Paper Packaging - 0.4%
Smurfit Kappa Group PLC	42,500	931,221
WestRock Co.	14,659	677,099
		1,608,320
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Extraction Oil & Gas, Inc.(a)	33,787	721,690
Electrical Equipment - 0.5%
Electrical Components & Equipment - 0.5%
Regal Beloit Corp.	27,700	1,637,070
Food & Staples Retailing - 0.0%
Food Distributors - 0.0%
Andersons, Inc.	1,000	38,050
Food Products - 7.2%
Agricultural Products - 6.9%
Archer Daniels Midland Co.	278,000	12,112,460
Bunge Ltd.	82,200	5,097,222
Darling International, Inc. (b)	107,500	1,462,000
First Resources Ltd.	1,359,100	1,777,942
Golden Agri-Resources Ltd.	2,515,100	696,003
Ingredion, Inc.	8,400	1,101,828
SLC Agricola SA	408,400	2,022,808
		24,270,263
Packaged Foods & Meats - 0.3%
Adecoagro SA (b)	97,700	1,074,700

TOTAL FOOD PRODUCTS		25,344,963

Household Products - 0.2%
Household Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)	25,000	708,303
Independent Power and Renewable Electricity Producers - 0.6%
Independent Power Producers & Energy Traders - 0.3%
China Resources Power Holdings Co. Ltd.	610,000	1,036,651
Renewable Electricity - 0.3%
NextEra Energy Partners LP	38,700	1,058,445

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		2,095,096

Machinery - 1.3%
Agricultural & Farm Machinery - 0.5%
Jain Irrigation Systems Ltd. (b)	1,131,194	1,822,990
Construction Machinery & Heavy Trucks - 0.5%
Allison Transmission Holdings, Inc.	27,700	811,333
Caterpillar, Inc.	8,700	726,102
		1,537,435
Industrial Machinery - 0.3%
Rexnord Corp. (b)	55,120	1,096,337

TOTAL MACHINERY		4,456,762

Metals & Mining - 29.2%
Aluminum - 0.4%
Arconic, Inc.	47,300	1,358,456
Copper - 1.1%
First Quantum Minerals Ltd.	154,024	1,462,958
Freeport-McMoRan, Inc.	228,300	2,552,394
		4,015,352
Diversified Metals & Mining - 12.1%
Anglo American PLC (United Kingdom) (b)	207,551	2,873,220
BHP Billiton PLC	987,583	14,850,352
Glencore Xstrata PLC (b)	2,702,269	8,268,943
Grupo Mexico SA de CV Series B	350,511	863,621
Ivanhoe Mines Ltd. (b)	405,400	631,690
Korea Zinc Co. Ltd.	1,310	521,134
MMC Norilsk Nickel PJSC sponsored ADR	45,800	690,664
Rio Tinto PLC	353,787	12,303,052
South32 Ltd.	378,378	739,729
Teck Resources Ltd. Class B (sub. vtg.)	33,900	731,935
		42,474,340
Gold - 10.3%
Acacia Mining PLC	114,600	727,302
Agnico Eagle Mines Ltd. (Canada)	55,900	2,838,968
AngloGold Ashanti Ltd. sponsored ADR (b)	84,900	1,166,526
Argonaut Gold, Inc. (b)	179,200	362,061
B2Gold Corp. (b)	751,180	2,172,950
Barrick Gold Corp.	336,900	5,927,712
Continental Gold, Inc. (b)	336,400	925,457
Detour Gold Corp. (b)	48,600	926,491
Eldorado Gold Corp. (b)	229,300	723,134
Franco-Nevada Corp.	27,500	1,799,914
Gold Fields Ltd. sponsored ADR	160,900	667,735
Goldcorp, Inc.	119,610	1,816,488
New Gold, Inc. (b)	185,400	731,206
Newcrest Mining Ltd. (b)	133,922	2,298,288
Newmont Mining Corp.	142,400	5,274,496
Premier Gold Mines Ltd. (b)	518,700	1,090,535
Randgold Resources Ltd. sponsored ADR	30,700	2,724,011
SEMAFO, Inc. (b)	185,200	726,275
Sibanye Gold Ltd. ADR	65,000	728,000
Tahoe Resources, Inc.	113,300	1,358,282
Torex Gold Resources, Inc. (b)	60,570	1,126,684
		36,112,515
Precious Metals & Minerals - 0.5%
Gold Standard Ventures Corp. (b)	296,700	703,427
Impala Platinum Holdings Ltd. (b)	67,400	270,925
Industrias Penoles SA de CV	31,150	755,455
		1,729,807
Silver - 0.8%
Silver Wheaton Corp.	122,000	2,939,715
Steel - 4.0%
AK Steel Holding Corp. (b)	70,000	364,000
ArcelorMittal SA Class A unit (a)(b)	374,610	2,521,125
Hitachi Metals Ltd.	57,000	713,111
Hyundai Steel Co.	25,252	1,090,661
JFE Holdings, Inc.	51,700	742,691
Nippon Steel & Sumitomo Metal Corp.	61,700	1,222,880
Nucor Corp.	60,992	2,979,459
POSCO	15,462	3,218,610
Thyssenkrupp AG	58,400	1,352,050
		14,204,587

TOTAL METALS & MINING		102,834,772

Oil, Gas & Consumable Fuels - 29.8%
Coal & Consumable Fuels - 0.3%
Cameco Corp.	122,800	945,742
Integrated Oil & Gas - 14.4%
BP PLC	297,700	1,759,915
Cenovus Energy, Inc.	119,400	1,722,501
Chevron Corp.	135,200	14,162,200
China Petroleum & Chemical Corp. (H Shares)	1,338,000	967,643
Exxon Mobil Corp.	67,100	5,590,772
Imperial Oil Ltd.	46,200	1,498,323
Lukoil PJSC sponsored ADR	41,700	2,032,875
Occidental Petroleum Corp.	24,700	1,800,877
Royal Dutch Shell PLC:
Class A (United Kingdom)	83,900	2,089,700
Class B (United Kingdom)	44,393	1,145,007
Statoil ASA	106,100	1,732,189
Suncor Energy, Inc.	289,432	8,685,334
Total SA	160,000	7,664,785
		50,852,121
Oil & Gas Exploration & Production - 15.1%
Anadarko Petroleum Corp.	134,900	8,018,456
Apache Corp.	26,800	1,594,064
Cabot Oil & Gas Corp.	47,300	987,624
Canadian Natural Resources Ltd.	16,600	526,849
Carrizo Oil & Gas, Inc. (b)	21,200	717,196
Cimarex Energy Co.	5,600	723,128
CNOOC Ltd. sponsored ADR	12,000	1,505,760
Concho Resources, Inc. (b)	5,700	723,558
ConocoPhillips Co.	165,400	7,186,630
Continental Resources, Inc. (b)	14,800	723,868
Crescent Point Energy Corp.	59,900	713,191
Devon Energy Corp.	35,800	1,356,462
Diamondback Energy, Inc. (b)	8,000	730,320
EOG Resources, Inc.	37,000	3,345,540
EQT Corp.	19,201	1,267,266
Hess Corp.	21,400	1,026,558
INPEX Corp.	73,300	688,896
Marathon Oil Corp.	58,700	773,666
Newfield Exploration Co. (b)	21,100	856,449
Noble Energy, Inc.	94,200	3,247,074
NOVATEK OAO GDR (Reg. S)	13,400	1,432,460
Oil Search Ltd. ADR	136,500	691,545
Parsley Energy, Inc. Class A (b)	30,800	1,013,320
PDC Energy, Inc. (b)	29,700	1,821,501
Pioneer Natural Resources Co.	12,210	2,185,834
PrairieSky Royalty Ltd.	83,898	1,824,577
QEP Resources, Inc.	83,400	1,340,238
Range Resources Corp.	22,900	773,791
Rice Energy, Inc. (b)	32,300	713,507
Santos Ltd.	261,000	708,797
SM Energy Co.	22,400	753,312
Southwestern Energy Co. (b)	70,500	732,495
Whiting Petroleum Corp. (b)	150,900	1,243,416
Woodside Petroleum Ltd.	55,911	1,206,619
		53,153,967

TOTAL OIL, GAS & CONSUMABLE FUELS		104,951,830

Paper & Forest Products - 4.3%
Forest Products - 1.1%
Boise Cascade Co. (b)	47,000	904,750
Norbord, Inc.	30,800	724,476
TFS Corp. Ltd.	1,333,847	1,420,520
West Fraser Timber Co. Ltd.	31,800	1,088,687
		4,138,433
Paper Products - 3.2%
Empresas CMPC SA	587,079	1,271,636
Fibria Celulose SA	92,400	739,316
Mondi PLC	116,000	2,266,065
Nine Dragons Paper (Holdings) Ltd.	821,000	669,033
Oji Holdings Corp.	332,000	1,408,792
Sappi Ltd. (b)	134,161	746,237
Stora Enso Oyj (R Shares)	215,100	2,034,226
UPM-Kymmene Corp.	88,700	2,064,253
		11,199,558

TOTAL PAPER & FOREST PRODUCTS		15,337,991

Semiconductors & Semiconductor Equipment - 0.2%
Semiconductor Equipment - 0.2%
SolarEdge Technologies, Inc. (a)(b)	66,900	916,530
TOTAL COMMON STOCKS
(Cost $416,193,454)		343,752,098

Nonconvertible Preferred Stocks - 1.5%
Aerospace & Defense - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC:
(C Shares) (b)	8,542,720	10,456
0.00%	8,202,720	10,040
		20,496
Metals & Mining - 1.0%
Steel - 1.0%
Vale SA (PN-A) sponsored ADR	564,100	3,632,804
Oil, Gas & Consumable Fuels - 0.2%
Integrated Oil & Gas - 0.2%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (b)	62,700	693,462
Paper & Forest Products - 0.3%
Paper Products - 0.3%
Suzano Papel e Celulose SA	243,700	859,669
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,205,626)		5,206,431

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 0.41% (c)	2,396,109	2,396,827
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	7,972,566	7,974,160
TOTAL MONEY MARKET FUNDS
(Cost $10,370,987)		10,370,987
TOTAL INVESTMENT PORTFOLIO - 101.9%
(Cost $432,770,067)		359,329,516
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(6,800,467)
NET ASSETS - 100%		$352,529,049

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,110
Fidelity Securities Lending Cash Central Fund	176,619
Total	$194,729

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$343,752,098	$281,576,707	$62,175,391	$--
Nonconvertible Preferred Stocks	5,206,431	5,206,431	--	--
Money Market Funds	10,370,987	10,370,987	--	--
Total Investments in Securities:	$359,329,516	$297,154,125	$62,175,391	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$9,521,448

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	41.6%
Canada	17.2%
United Kingdom	11.2%
Switzerland	4.2%
Bailiwick of Jersey	3.4%
Brazil	2.3%
France	2.2%
Australia	1.8%
Bermuda	1.7%
Norway	1.6%
Korea (South)	1.4%
Japan	1.4%
Russia	1.2%
Finland	1.2%
Luxembourg	1.0%
South Africa	1.0%
Chile	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $7,663,851) — See accompanying schedule: Unaffiliated issuers (cost $422,399,080)	$348,958,529
Fidelity Central Funds (cost $10,370,987)	10,370,987
Total Investments (cost $432,770,067)		$359,329,516
Receivable for investments sold		3,650,640
Receivable for fund shares sold		261,697
Dividends receivable		569,742
Distributions receivable from Fidelity Central Funds		2,610
Prepaid expenses		887
Other receivables		10,329
Total assets		363,825,421
Liabilities
Payable for investments purchased	$2,623,841
Payable for fund shares redeemed	319,510
Accrued management fee	207,763
Distribution and service plan fees payable	20,149
Other affiliated payables	93,587
Other payables and accrued expenses	58,267
Collateral on securities loaned, at value	7,973,255
Total liabilities		11,296,372
Net Assets		$352,529,049
Net Assets consist of:
Paid in capital		$515,009,368
Undistributed net investment income		3,009,856
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(92,019,133)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(73,471,042)
Net Assets		$352,529,049
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($34,791,288 ÷ 3,241,263 shares)		$10.73
Maximum offering price per share (100/94.25 of $10.73)		$11.38
Class T:
Net Asset Value and redemption price per share ($6,068,177 ÷ 566,145 shares)		$10.72
Maximum offering price per share (100/96.50 of $10.72)		$11.11
Class C:
Net Asset Value and offering price per share ($12,619,897 ÷ 1,189,052 shares)(a)		$10.61
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($228,981,854 ÷ 21,270,575 shares)		$10.77
Class I:
Net Asset Value, offering price and redemption price per share ($70,067,833 ÷ 6,509,838 shares)		$10.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$7,251,993
Income from Fidelity Central Funds		194,729
Income before foreign taxes withheld		7,446,722
Less foreign taxes withheld		(488,823)
Total income		6,957,899
Expenses
Management fee	$1,897,794
Transfer agent fees	761,119
Distribution and service plan fees	218,802
Accounting and security lending fees	142,214
Custodian fees and expenses	64,974
Independent trustees' fees and expenses	1,125
Registration fees	92,080
Audit	62,450
Legal	3,377
Miscellaneous	2,170
Total expenses before reductions	3,246,105
Expense reductions	(20,847)	3,225,258
Net investment income (loss)		3,732,641
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(22,391,117)
Fidelity Central Funds	2,292
Foreign currency transactions	(68,057)
Total net realized gain (loss)		(22,456,882)
Change in net unrealized appreciation (depreciation) on: Investment securities	48,483,094
Assets and liabilities in foreign currencies	(4,699)
Total change in net unrealized appreciation (depreciation)		48,478,395
Net gain (loss)		26,021,513
Net increase (decrease) in net assets resulting from operations		$29,754,154

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,732,641	$5,601,197
Net realized gain (loss)	(22,456,882)	(22,741,457)
Change in net unrealized appreciation (depreciation)	48,478,395	(54,129,193)
Net increase (decrease) in net assets resulting from operations	29,754,154	(71,269,453)
Distributions to shareholders from net investment income	(5,140,876)	(3,898,874)
Distributions to shareholders from net realized gain	(224,075)	(629,272)
Total distributions	(5,364,951)	(4,528,146)
Share transactions - net increase (decrease)	97,100,151	(20,805,112)
Redemption fees	14,543	7,987
Total increase (decrease) in net assets	121,503,897	(96,594,724)
Net Assets
Beginning of period	231,025,152	327,619,876
End of period	$352,529,049	$231,025,152
Other Information
Undistributed net investment income end of period	$3,009,856	$4,650,806

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$13.25	$14.17	$14.59	$15.14
Income from Investment Operations
Net investment income (loss)A	.11	.22	.15	.16	.11
Net realized and unrealized gain (loss)	.79	(3.25)	(.91)	(.45)	(.59)
Total from investment operations	.90	(3.03)	(.76)	(.29)	(.48)
Distributions from net investment income	(.21)	(.14)	(.15)	(.13)	(.05)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.22)	(.17)	(.16)	(.13)	(.07)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.73	$10.05	$13.25	$14.17	$14.59
Total ReturnD,E,F	9.29%	(23.16)%	(5.41)%	(2.00)%	(3.19)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.34%	1.35%	1.36%	1.34%
Expenses net of fee waivers, if any	1.38%	1.34%	1.35%	1.35%	1.34%
Expenses net of all reductions	1.37%	1.34%	1.35%	1.34%	1.33%
Net investment income (loss)	1.18%	1.85%	1.05%	1.12%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$34,791	$31,391	$51,586	$71,293	$99,694
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$13.21	$14.13	$14.54	$15.08
Income from Investment Operations
Net investment income (loss)A	.09	.19	.11	.12	.08
Net realized and unrealized gain (loss)	.79	(3.25)	(.90)	(.45)	(.60)
Total from investment operations	.88	(3.06)	(.79)	(.33)	(.52)
Distributions from net investment income	(.17)	(.10)	(.11)	(.08)	(.01)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.18)	(.13)	(.13)B	(.08)	(.02)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.72	$10.02	$13.21	$14.13	$14.54
Total ReturnD,E,F	9.08%	(23.40)%	(5.65)%	(2.26)%	(3.43)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.65%	1.63%	1.62%	1.62%	1.61%
Expenses net of fee waivers, if any	1.65%	1.63%	1.62%	1.61%	1.61%
Expenses net of all reductions	1.64%	1.62%	1.62%	1.60%	1.60%
Net investment income (loss)	.90%	1.57%	.78%	.86%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$6,068	$6,335	$9,867	$12,551	$16,692
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.92	$13.06	$13.96	$14.37	$14.95
Income from Investment Operations
Net investment income (loss)A	.04	.13	.04	.05	.01
Net realized and unrealized gain (loss)	.78	(3.22)	(.89)	(.44)	(.59)
Total from investment operations	.82	(3.09)	(.85)	(.39)	(.58)
Distributions from net investment income	(.12)	(.03)	(.03)	(.02)	–
Distributions from net realized gain	(.01)	(.03)	(.01)	–	–
Total distributions	(.13)	(.05)B	(.05)C	(.02)	–
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.61	$9.92	$13.06	$13.96	$14.37
Total ReturnE,F,G	8.46%	(23.74)%	(6.13)%	(2.75)%	(3.88)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.13%	2.12%	2.11%	2.11%	2.10%
Expenses net of fee waivers, if any	2.13%	2.12%	2.11%	2.11%	2.10%
Expenses net of all reductions	2.12%	2.11%	2.11%	2.10%	2.09%
Net investment income (loss)	.43%	1.08%	.29%	.36%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$12,620	$11,274	$17,659	$23,830	$31,865
Portfolio turnover rateJ	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Commodity Stock Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.09	$13.31	$14.24	$14.66	$15.21
Income from Investment Operations
Net investment income (loss)A	.14	.25	.19	.19	.15
Net realized and unrealized gain (loss)	.79	(3.27)	(.92)	(.45)	(.60)
Total from investment operations	.93	(3.02)	(.73)	(.26)	(.45)
Distributions from net investment income	(.24)	(.18)	(.19)	(.16)	(.08)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.25)	(.20)B	(.20)	(.16)	(.10)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.77	$10.09	$13.31	$14.24	$14.66
Total ReturnE,F	9.62%	(22.97)%	(5.16)%	(1.75)%	(2.96)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.13%	1.12%	1.11%	1.11%	1.10%
Expenses net of fee waivers, if any	1.13%	1.12%	1.11%	1.11%	1.10%
Expenses net of all reductions	1.12%	1.11%	1.11%	1.09%	1.09%
Net investment income (loss)	1.43%	2.08%	1.29%	1.37%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$228,982	$156,320	$223,084	$273,476	$387,242
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.09	$13.31	$14.24	$14.67	$15.22
Income from Investment Operations
Net investment income (loss)A	.16	.25	.19	.20	.16
Net realized and unrealized gain (loss)	.77	(3.26)	(.92)	(.45)	(.60)
Total from investment operations	.93	(3.01)	(.73)	(.25)	(.44)
Distributions from net investment income	(.25)	(.19)	(.19)	(.18)	(.09)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.26)	(.21)B	(.20)	(.18)	(.11)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.76	$10.09	$13.31	$14.24	$14.67
Total ReturnE,F	9.63%	(22.93)%	(5.16)%	(1.71)%	(2.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.09%	1.06%	1.04%	1.04%
Expenses net of fee waivers, if any	1.01%	1.08%	1.06%	1.04%	1.04%
Expenses net of all reductions	1.00%	1.08%	1.06%	1.03%	1.03%
Net investment income (loss)	1.55%	2.11%	1.34%	1.43%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$70,068	$24,841	$23,840	$31,613	$50,540
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period May 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$15,272,041
Gross unrealized depreciation	(95,148,056)
Net unrealized appreciation (depreciation) on securities	$(79,876,015)
Tax Cost	$439,205,531

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,299,952
Capital loss carryforward	$(87,874,265)
Net unrealized appreciation (depreciation) on securities and other investments	$(79,906,001)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(6,952,413)
No expiration
Short-term	(8,754,263)
Long-term	(72,167,588)
Total no expiration	(80,921,851)
Total capital loss carryforward	$(87,874,264)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$5,364,951	$ 4,528,146

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,091,890 and $228,853,844, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$76,091	$393
Class T	.25%	.25%	28,441	–
Class B	.75%	.25%	4,719	3,539
Class C	.75%	.25%	109,551	17,152
			$218,802	$21,084

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,557
Class T	1,769
Class B(a)	386
Class C(a)	708
$24,420

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$91,970.30
Class T	18,383.32
Class B	1,315.28
Class C	33,264.30
Global Commodity Stock	529,302.30
Class I	86,885.18
	$761,119

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,978 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $699 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $176,619. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,393 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,454.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$638,599	$520,699
Class T	103,956	72,766
Class B	8,861	1,871
Class C	133,173	32,755
Global Commodity Stock	3,642,366	2,937,401
Class I	613,921	333,382
Total	$5,140,876	$3,898,874
From net realized gain
Class A	$30,410	$97,397
Class T	6,044	19,110
Class B	836	3,040
Class C	11,098	34,065
Global Commodity Stock	151,130	429,058
Class I	24,557	46,602
Total	$224,075	$629,272

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	995,820	526,290	$9,707,856	$6,210,169
Reinvestment of distributions	70,559	46,881	655,495	594,452
Shares redeemed	(948,589)	(1,342,823)	(9,072,163)	(16,036,860)
Net increase (decrease)	117,790	(769,652)	$1,291,188	$(9,232,239)
Class T
Shares sold	109,904	79,898	$1,057,407	$963,935
Reinvestment of distributions	11,521	7,092	107,030	89,851
Shares redeemed	(187,357)	(201,781)	(1,802,838)	(2,371,414)
Net increase (decrease)	(65,932)	(114,791)	$(638,401)	$(1,317,628)
Class B
Shares sold	2,904	580	$29,587	$7,071
Reinvestment of distributions	982	371	9,133	4,698
Shares redeemed	(90,607)	(35,007)	(897,527)	(422,886)
Net increase (decrease)	(86,721)	(34,056)	$(858,807)	$(411,117)
Class C
Shares sold	318,100	206,447	$3,098,053	$2,471,711
Reinvestment of distributions	14,787	4,962	136,635	62,526
Shares redeemed	(280,508)	(426,784)	(2,667,860)	(5,161,590)
Net increase (decrease)	52,379	(215,375)	$566,828	$(2,627,353)
Global Commodity Stock
Shares sold	11,244,608	4,004,137	$110,744,052	$47,467,615
Reinvestment of distributions	376,092	238,065	3,493,876	3,023,431
Shares redeemed	(5,847,902)	(5,506,523)	(57,190,452)	(65,599,040)
Net increase (decrease)	5,772,798	(1,264,321)	$57,047,476	$(15,107,994)
Class I
Shares sold	6,770,473	1,576,324	$66,305,135	$18,219,363
Reinvestment of distributions	60,388	24,972	560,405	316,895
Shares redeemed	(2,783,838)	(929,289)	(27,173,673)	(10,645,039)
Net increase (decrease)	4,047,023	672,007	$39,691,867	$7,891,219

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global Commodity Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as Head of Global Fixed Income Research (2016-present). Previously, Mr. Bartel served as Head of Global Equity Research (2010-2016), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-2016), a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.34%
Actual		$1,000.00	$1,029.80	$6.84
Hypothetical-C		$1,000.00	$1,018.40	$6.80
Class T	1.61%
Actual		$1,000.00	$1,028.80	$8.21
Hypothetical-C		$1,000.00	$1,017.04	$8.16
Class C	2.10%
Actual		$1,000.00	$1,026.10	$10.70
Hypothetical-C		$1,000.00	$1,014.58	$10.63
Global Commodity Stock	1.10%
Actual		$1,000.00	$1,031.60	$5.62
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class I	.98%
Actual		$1,000.00	$1,031.60	$5.00
Hypothetical-C		$1,000.00	$1,020.21	$4.98

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund
Class A	12/12/16	12/09/16	$0.078	$0.068
Class T	12/12/16	12/09/16	$0.051	$0.068
Class C	12/12/16	12/09/16	$0.012	$0.068
Global Commodity Stock	12/12/16	12/09/16	$0.105	$0.068
Class I	12/12/16	12/09/16	$0.118	$0.068

Class A designates 47%, Class T designates 57%, Class B designates 86%, Class C designates 77%, Global Commodity Stock designates 42%, and Class I designates 40% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class B, Class C, Global Commodity Stock and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/07/15	$0.2301	$0.0101
Class T	12/07/15	$0.1921	$0.0101
Class B	12/07/15	$0.1261	$0.0101
Class C	12/07/15	$0.1401	$0.0101
Global Commodity Stock	12/07/15	$0.2611	$0.0101
Class I	12/07/15	$0.2701	$0.0101

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global Commodity Stock Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below the competitive median for 2015 and the total expense ratio of each of Class T, Class C, Class I, and the retail class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that, although Class I is categorized by Broadridge as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2015. The Board noted that the total expense ratio of the retail class was above the competitive median primarily due to higher transfer agent fees due to small account sizes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AGCS-ANN-1216
1.879396.107

Fidelity® Global Commodity Stock Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global Commodity Stock Fund	9.62%	(5.25)%	2.24%

 A From March 25, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund, on March 25, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$11,839	Fidelity® Global Commodity Stock Fund
$23,902	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities eked a 2.48% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps outpaced large-cap stocks; value bested growth. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodities prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific group (+9%). The U.S. (+4%) also rose, but Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+13%) and energy (+6%) overcame early-2016 lows. Technology (+11%) also performed well. Financials (-1%) trailed ex the recently created real estate sector (+4%). Telecom services (+1%) lost momentum amid a mode switch from “risk off” to “risk on,” though utilities (+7%), mostly in the U.S., outperformed. Meanwhile, health care (-7%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager S. Joseph Wickwire II, CFA:  The fund’s share classes (excluding sales charges, if applicable) gained roughly 9% for the fiscal year, underperforming the 11.42% gain of the industry index, the MSCI All Country World Commodity Producers Sector Capped Index. At the same time, the fund significantly outdistanced the broader global equity market, as measured by the MSCI ACWI (All Country World Index) Index. A strong rebound in the broader commodity complex after January 2016 helped lift commodity stocks this period. Versus the commodities-focused industry index, the fund was held back by positioning in our two biggest areas of investment: diversified metals & mining and fertilizers & agricultural chemicals. In both cases, I misjudged the timing for when prices would improve. Among individual stocks, the fund's biggest detractor was nitrogen fertilizer maker CF Industries Holdings, which struggled amid low fertilizer prices. On the plus side, stock picks and a slight overweighting in gold stocks helped most. The fund's top relative contributor was gold miner B2Gold, which executed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	5.7	5.5
BHP Billiton PLC	4.2	3.3
Syngenta AG (Switzerland)	4.2	4.5
Chevron Corp.	4.0	4.0
Rio Tinto PLC	3.5	3.6
Archer Daniels Midland Co.	3.4	0.7
Suncor Energy, Inc.	2.4	1.2
Glencore Xstrata PLC	2.4	1.2
Potash Corp. of Saskatchewan, Inc.	2.3	3.0
Anadarko Petroleum Corp.	2.3	2.1
	34.4

Top Sectors (% of fund's net assets)

As of October 31, 2016
Agriculture	32.2%
Energy	30.3%
Metals	30.2%
Other	6.4%
Short-Term Investments and Net Other Assets	1.0%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

As of April 30, 2016
Agriculture	34.2%
Energy	32.2%
Metals	26.0%
Other	5.5%
Short-Term Investments and Net Other Assets	2.1%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Aerospace & Defense - 0.5%
Aerospace & Defense - 0.5%
Rolls-Royce Holdings PLC	184,620	$1,638,800
Chemicals - 22.7%
Commodity Chemicals - 0.5%
LyondellBasell Industries NV Class A	22,800	1,813,740
Diversified Chemicals - 1.0%
Ashland Global Holdings, Inc.	6,300	703,899
E.I. du Pont de Nemours & Co.	10,900	749,811
Eastman Chemical Co.	15,100	1,085,841
The Dow Chemical Co.	20,000	1,076,200
		3,615,751
Fertilizers & Agricultural Chemicals - 20.7%
Agrium, Inc.	65,000	5,966,935
CF Industries Holdings, Inc. (a)	314,460	7,550,185
FMC Corp.	42,900	2,011,581
Monsanto Co.	200,100	20,164,076
OCI NV (a)(b)	52,800	733,209
Potash Corp. of Saskatchewan, Inc.	503,900	8,193,588
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	75,000	2,194,500
Syngenta AG (Switzerland)	36,998	14,805,338
The Mosaic Co.	273,761	6,441,596
UPL Ltd. (b)	85,400	893,362
Yara International ASA	111,400	3,936,991
		72,891,361
Specialty Chemicals - 0.5%
W.R. Grace & Co.	23,700	1,586,952

TOTAL CHEMICALS		79,907,804

Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
Dycom Industries, Inc. (b)	10,700	823,151
Construction Materials - 0.2%
Construction Materials - 0.2%
West China Cement Ltd. (b)	7,176,000	730,966
Containers & Packaging - 0.4%
Paper Packaging - 0.4%
Smurfit Kappa Group PLC	42,500	931,221
WestRock Co.	14,659	677,099
		1,608,320
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
Extraction Oil & Gas, Inc.(a)	33,787	721,690
Electrical Equipment - 0.5%
Electrical Components & Equipment - 0.5%
Regal Beloit Corp.	27,700	1,637,070
Food & Staples Retailing - 0.0%
Food Distributors - 0.0%
Andersons, Inc.	1,000	38,050
Food Products - 7.2%
Agricultural Products - 6.9%
Archer Daniels Midland Co.	278,000	12,112,460
Bunge Ltd.	82,200	5,097,222
Darling International, Inc. (b)	107,500	1,462,000
First Resources Ltd.	1,359,100	1,777,942
Golden Agri-Resources Ltd.	2,515,100	696,003
Ingredion, Inc.	8,400	1,101,828
SLC Agricola SA	408,400	2,022,808
		24,270,263
Packaged Foods & Meats - 0.3%
Adecoagro SA (b)	97,700	1,074,700

TOTAL FOOD PRODUCTS		25,344,963

Household Products - 0.2%
Household Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)	25,000	708,303
Independent Power and Renewable Electricity Producers - 0.6%
Independent Power Producers & Energy Traders - 0.3%
China Resources Power Holdings Co. Ltd.	610,000	1,036,651
Renewable Electricity - 0.3%
NextEra Energy Partners LP	38,700	1,058,445

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		2,095,096

Machinery - 1.3%
Agricultural & Farm Machinery - 0.5%
Jain Irrigation Systems Ltd. (b)	1,131,194	1,822,990
Construction Machinery & Heavy Trucks - 0.5%
Allison Transmission Holdings, Inc.	27,700	811,333
Caterpillar, Inc.	8,700	726,102
		1,537,435
Industrial Machinery - 0.3%
Rexnord Corp. (b)	55,120	1,096,337

TOTAL MACHINERY		4,456,762

Metals & Mining - 29.2%
Aluminum - 0.4%
Arconic, Inc.	47,300	1,358,456
Copper - 1.1%
First Quantum Minerals Ltd.	154,024	1,462,958
Freeport-McMoRan, Inc.	228,300	2,552,394
		4,015,352
Diversified Metals & Mining - 12.1%
Anglo American PLC (United Kingdom) (b)	207,551	2,873,220
BHP Billiton PLC	987,583	14,850,352
Glencore Xstrata PLC (b)	2,702,269	8,268,943
Grupo Mexico SA de CV Series B	350,511	863,621
Ivanhoe Mines Ltd. (b)	405,400	631,690
Korea Zinc Co. Ltd.	1,310	521,134
MMC Norilsk Nickel PJSC sponsored ADR	45,800	690,664
Rio Tinto PLC	353,787	12,303,052
South32 Ltd.	378,378	739,729
Teck Resources Ltd. Class B (sub. vtg.)	33,900	731,935
		42,474,340
Gold - 10.3%
Acacia Mining PLC	114,600	727,302
Agnico Eagle Mines Ltd. (Canada)	55,900	2,838,968
AngloGold Ashanti Ltd. sponsored ADR (b)	84,900	1,166,526
Argonaut Gold, Inc. (b)	179,200	362,061
B2Gold Corp. (b)	751,180	2,172,950
Barrick Gold Corp.	336,900	5,927,712
Continental Gold, Inc. (b)	336,400	925,457
Detour Gold Corp. (b)	48,600	926,491
Eldorado Gold Corp. (b)	229,300	723,134
Franco-Nevada Corp.	27,500	1,799,914
Gold Fields Ltd. sponsored ADR	160,900	667,735
Goldcorp, Inc.	119,610	1,816,488
New Gold, Inc. (b)	185,400	731,206
Newcrest Mining Ltd. (b)	133,922	2,298,288
Newmont Mining Corp.	142,400	5,274,496
Premier Gold Mines Ltd. (b)	518,700	1,090,535
Randgold Resources Ltd. sponsored ADR	30,700	2,724,011
SEMAFO, Inc. (b)	185,200	726,275
Sibanye Gold Ltd. ADR	65,000	728,000
Tahoe Resources, Inc.	113,300	1,358,282
Torex Gold Resources, Inc. (b)	60,570	1,126,684
		36,112,515
Precious Metals & Minerals - 0.5%
Gold Standard Ventures Corp. (b)	296,700	703,427
Impala Platinum Holdings Ltd. (b)	67,400	270,925
Industrias Penoles SA de CV	31,150	755,455
		1,729,807
Silver - 0.8%
Silver Wheaton Corp.	122,000	2,939,715
Steel - 4.0%
AK Steel Holding Corp. (b)	70,000	364,000
ArcelorMittal SA Class A unit (a)(b)	374,610	2,521,125
Hitachi Metals Ltd.	57,000	713,111
Hyundai Steel Co.	25,252	1,090,661
JFE Holdings, Inc.	51,700	742,691
Nippon Steel & Sumitomo Metal Corp.	61,700	1,222,880
Nucor Corp.	60,992	2,979,459
POSCO	15,462	3,218,610
Thyssenkrupp AG	58,400	1,352,050
		14,204,587

TOTAL METALS & MINING		102,834,772

Oil, Gas & Consumable Fuels - 29.8%
Coal & Consumable Fuels - 0.3%
Cameco Corp.	122,800	945,742
Integrated Oil & Gas - 14.4%
BP PLC	297,700	1,759,915
Cenovus Energy, Inc.	119,400	1,722,501
Chevron Corp.	135,200	14,162,200
China Petroleum & Chemical Corp. (H Shares)	1,338,000	967,643
Exxon Mobil Corp.	67,100	5,590,772
Imperial Oil Ltd.	46,200	1,498,323
Lukoil PJSC sponsored ADR	41,700	2,032,875
Occidental Petroleum Corp.	24,700	1,800,877
Royal Dutch Shell PLC:
Class A (United Kingdom)	83,900	2,089,700
Class B (United Kingdom)	44,393	1,145,007
Statoil ASA	106,100	1,732,189
Suncor Energy, Inc.	289,432	8,685,334
Total SA	160,000	7,664,785
		50,852,121
Oil & Gas Exploration & Production - 15.1%
Anadarko Petroleum Corp.	134,900	8,018,456
Apache Corp.	26,800	1,594,064
Cabot Oil & Gas Corp.	47,300	987,624
Canadian Natural Resources Ltd.	16,600	526,849
Carrizo Oil & Gas, Inc. (b)	21,200	717,196
Cimarex Energy Co.	5,600	723,128
CNOOC Ltd. sponsored ADR	12,000	1,505,760
Concho Resources, Inc. (b)	5,700	723,558
ConocoPhillips Co.	165,400	7,186,630
Continental Resources, Inc. (b)	14,800	723,868
Crescent Point Energy Corp.	59,900	713,191
Devon Energy Corp.	35,800	1,356,462
Diamondback Energy, Inc. (b)	8,000	730,320
EOG Resources, Inc.	37,000	3,345,540
EQT Corp.	19,201	1,267,266
Hess Corp.	21,400	1,026,558
INPEX Corp.	73,300	688,896
Marathon Oil Corp.	58,700	773,666
Newfield Exploration Co. (b)	21,100	856,449
Noble Energy, Inc.	94,200	3,247,074
NOVATEK OAO GDR (Reg. S)	13,400	1,432,460
Oil Search Ltd. ADR	136,500	691,545
Parsley Energy, Inc. Class A (b)	30,800	1,013,320
PDC Energy, Inc. (b)	29,700	1,821,501
Pioneer Natural Resources Co.	12,210	2,185,834
PrairieSky Royalty Ltd.	83,898	1,824,577
QEP Resources, Inc.	83,400	1,340,238
Range Resources Corp.	22,900	773,791
Rice Energy, Inc. (b)	32,300	713,507
Santos Ltd.	261,000	708,797
SM Energy Co.	22,400	753,312
Southwestern Energy Co. (b)	70,500	732,495
Whiting Petroleum Corp. (b)	150,900	1,243,416
Woodside Petroleum Ltd.	55,911	1,206,619
		53,153,967

TOTAL OIL, GAS & CONSUMABLE FUELS		104,951,830

Paper & Forest Products - 4.3%
Forest Products - 1.1%
Boise Cascade Co. (b)	47,000	904,750
Norbord, Inc.	30,800	724,476
TFS Corp. Ltd.	1,333,847	1,420,520
West Fraser Timber Co. Ltd.	31,800	1,088,687
		4,138,433
Paper Products - 3.2%
Empresas CMPC SA	587,079	1,271,636
Fibria Celulose SA	92,400	739,316
Mondi PLC	116,000	2,266,065
Nine Dragons Paper (Holdings) Ltd.	821,000	669,033
Oji Holdings Corp.	332,000	1,408,792
Sappi Ltd. (b)	134,161	746,237
Stora Enso Oyj (R Shares)	215,100	2,034,226
UPM-Kymmene Corp.	88,700	2,064,253
		11,199,558

TOTAL PAPER & FOREST PRODUCTS		15,337,991

Semiconductors & Semiconductor Equipment - 0.2%
Semiconductor Equipment - 0.2%
SolarEdge Technologies, Inc. (a)(b)	66,900	916,530
TOTAL COMMON STOCKS
(Cost $416,193,454)		343,752,098

Nonconvertible Preferred Stocks - 1.5%
Aerospace & Defense - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC:
(C Shares) (b)	8,542,720	10,456
0.00%	8,202,720	10,040
		20,496
Metals & Mining - 1.0%
Steel - 1.0%
Vale SA (PN-A) sponsored ADR	564,100	3,632,804
Oil, Gas & Consumable Fuels - 0.2%
Integrated Oil & Gas - 0.2%
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (b)	62,700	693,462
Paper & Forest Products - 0.3%
Paper Products - 0.3%
Suzano Papel e Celulose SA	243,700	859,669
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $6,205,626)		5,206,431

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 0.41% (c)	2,396,109	2,396,827
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	7,972,566	7,974,160
TOTAL MONEY MARKET FUNDS
(Cost $10,370,987)		10,370,987
TOTAL INVESTMENT PORTFOLIO - 101.9%
(Cost $432,770,067)		359,329,516
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(6,800,467)
NET ASSETS - 100%		$352,529,049

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,110
Fidelity Securities Lending Cash Central Fund	176,619
Total	$194,729

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$343,752,098	$281,576,707	$62,175,391	$--
Nonconvertible Preferred Stocks	5,206,431	5,206,431	--	--
Money Market Funds	10,370,987	10,370,987	--	--
Total Investments in Securities:	$359,329,516	$297,154,125	$62,175,391	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$9,521,448

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	41.6%
Canada	17.2%
United Kingdom	11.2%
Switzerland	4.2%
Bailiwick of Jersey	3.4%
Brazil	2.3%
France	2.2%
Australia	1.8%
Bermuda	1.7%
Norway	1.6%
Korea (South)	1.4%
Japan	1.4%
Russia	1.2%
Finland	1.2%
Luxembourg	1.0%
South Africa	1.0%
Chile	1.0%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $7,663,851) — See accompanying schedule: Unaffiliated issuers (cost $422,399,080)	$348,958,529
Fidelity Central Funds (cost $10,370,987)	10,370,987
Total Investments (cost $432,770,067)		$359,329,516
Receivable for investments sold		3,650,640
Receivable for fund shares sold		261,697
Dividends receivable		569,742
Distributions receivable from Fidelity Central Funds		2,610
Prepaid expenses		887
Other receivables		10,329
Total assets		363,825,421
Liabilities
Payable for investments purchased	$2,623,841
Payable for fund shares redeemed	319,510
Accrued management fee	207,763
Distribution and service plan fees payable	20,149
Other affiliated payables	93,587
Other payables and accrued expenses	58,267
Collateral on securities loaned, at value	7,973,255
Total liabilities		11,296,372
Net Assets		$352,529,049
Net Assets consist of:
Paid in capital		$515,009,368
Undistributed net investment income		3,009,856
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(92,019,133)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(73,471,042)
Net Assets		$352,529,049
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($34,791,288 ÷ 3,241,263 shares)		$10.73
Maximum offering price per share (100/94.25 of $10.73)		$11.38
Class T:
Net Asset Value and redemption price per share ($6,068,177 ÷ 566,145 shares)		$10.72
Maximum offering price per share (100/96.50 of $10.72)		$11.11
Class C:
Net Asset Value and offering price per share ($12,619,897 ÷ 1,189,052 shares)(a)		$10.61
Global Commodity Stock:
Net Asset Value, offering price and redemption price per share ($228,981,854 ÷ 21,270,575 shares)		$10.77
Class I:
Net Asset Value, offering price and redemption price per share ($70,067,833 ÷ 6,509,838 shares)		$10.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$7,251,993
Income from Fidelity Central Funds		194,729
Income before foreign taxes withheld		7,446,722
Less foreign taxes withheld		(488,823)
Total income		6,957,899
Expenses
Management fee	$1,897,794
Transfer agent fees	761,119
Distribution and service plan fees	218,802
Accounting and security lending fees	142,214
Custodian fees and expenses	64,974
Independent trustees' fees and expenses	1,125
Registration fees	92,080
Audit	62,450
Legal	3,377
Miscellaneous	2,170
Total expenses before reductions	3,246,105
Expense reductions	(20,847)	3,225,258
Net investment income (loss)		3,732,641
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(22,391,117)
Fidelity Central Funds	2,292
Foreign currency transactions	(68,057)
Total net realized gain (loss)		(22,456,882)
Change in net unrealized appreciation (depreciation) on: Investment securities	48,483,094
Assets and liabilities in foreign currencies	(4,699)
Total change in net unrealized appreciation (depreciation)		48,478,395
Net gain (loss)		26,021,513
Net increase (decrease) in net assets resulting from operations		$29,754,154

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,732,641	$5,601,197
Net realized gain (loss)	(22,456,882)	(22,741,457)
Change in net unrealized appreciation (depreciation)	48,478,395	(54,129,193)
Net increase (decrease) in net assets resulting from operations	29,754,154	(71,269,453)
Distributions to shareholders from net investment income	(5,140,876)	(3,898,874)
Distributions to shareholders from net realized gain	(224,075)	(629,272)
Total distributions	(5,364,951)	(4,528,146)
Share transactions - net increase (decrease)	97,100,151	(20,805,112)
Redemption fees	14,543	7,987
Total increase (decrease) in net assets	121,503,897	(96,594,724)
Net Assets
Beginning of period	231,025,152	327,619,876
End of period	$352,529,049	$231,025,152
Other Information
Undistributed net investment income end of period	$3,009,856	$4,650,806

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$13.25	$14.17	$14.59	$15.14
Income from Investment Operations
Net investment income (loss)A	.11	.22	.15	.16	.11
Net realized and unrealized gain (loss)	.79	(3.25)	(.91)	(.45)	(.59)
Total from investment operations	.90	(3.03)	(.76)	(.29)	(.48)
Distributions from net investment income	(.21)	(.14)	(.15)	(.13)	(.05)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.22)	(.17)	(.16)	(.13)	(.07)B
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.73	$10.05	$13.25	$14.17	$14.59
Total ReturnD,E,F	9.29%	(23.16)%	(5.41)%	(2.00)%	(3.19)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.34%	1.35%	1.36%	1.34%
Expenses net of fee waivers, if any	1.38%	1.34%	1.35%	1.35%	1.34%
Expenses net of all reductions	1.37%	1.34%	1.35%	1.34%	1.33%
Net investment income (loss)	1.18%	1.85%	1.05%	1.12%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$34,791	$31,391	$51,586	$71,293	$99,694
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.014 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$13.21	$14.13	$14.54	$15.08
Income from Investment Operations
Net investment income (loss)A	.09	.19	.11	.12	.08
Net realized and unrealized gain (loss)	.79	(3.25)	(.90)	(.45)	(.60)
Total from investment operations	.88	(3.06)	(.79)	(.33)	(.52)
Distributions from net investment income	(.17)	(.10)	(.11)	(.08)	(.01)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.18)	(.13)	(.13)B	(.08)	(.02)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$10.72	$10.02	$13.21	$14.13	$14.54
Total ReturnD,E,F	9.08%	(23.40)%	(5.65)%	(2.26)%	(3.43)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.65%	1.63%	1.62%	1.62%	1.61%
Expenses net of fee waivers, if any	1.65%	1.63%	1.62%	1.61%	1.61%
Expenses net of all reductions	1.64%	1.62%	1.62%	1.60%	1.60%
Net investment income (loss)	.90%	1.57%	.78%	.86%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$6,068	$6,335	$9,867	$12,551	$16,692
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.13 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.013 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.92	$13.06	$13.96	$14.37	$14.95
Income from Investment Operations
Net investment income (loss)A	.04	.13	.04	.05	.01
Net realized and unrealized gain (loss)	.78	(3.22)	(.89)	(.44)	(.59)
Total from investment operations	.82	(3.09)	(.85)	(.39)	(.58)
Distributions from net investment income	(.12)	(.03)	(.03)	(.02)	–
Distributions from net realized gain	(.01)	(.03)	(.01)	–	–
Total distributions	(.13)	(.05)B	(.05)C	(.02)	–
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.61	$9.92	$13.06	$13.96	$14.37
Total ReturnE,F,G	8.46%	(23.74)%	(6.13)%	(2.75)%	(3.88)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.13%	2.12%	2.11%	2.11%	2.10%
Expenses net of fee waivers, if any	2.13%	2.12%	2.11%	2.11%	2.10%
Expenses net of all reductions	2.12%	2.11%	2.11%	2.10%	2.09%
Net investment income (loss)	.43%	1.08%	.29%	.36%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$12,620	$11,274	$17,659	$23,830	$31,865
Portfolio turnover rateJ	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.05 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.05 per share is comprised of distributions from net investment income of $.033 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Commodity Stock Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.09	$13.31	$14.24	$14.66	$15.21
Income from Investment Operations
Net investment income (loss)A	.14	.25	.19	.19	.15
Net realized and unrealized gain (loss)	.79	(3.27)	(.92)	(.45)	(.60)
Total from investment operations	.93	(3.02)	(.73)	(.26)	(.45)
Distributions from net investment income	(.24)	(.18)	(.19)	(.16)	(.08)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.25)	(.20)B	(.20)	(.16)	(.10)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.77	$10.09	$13.31	$14.24	$14.66
Total ReturnE,F	9.62%	(22.97)%	(5.16)%	(1.75)%	(2.96)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.13%	1.12%	1.11%	1.11%	1.10%
Expenses net of fee waivers, if any	1.13%	1.12%	1.11%	1.11%	1.10%
Expenses net of all reductions	1.12%	1.11%	1.11%	1.09%	1.09%
Net investment income (loss)	1.43%	2.08%	1.29%	1.37%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$228,982	$156,320	$223,084	$273,476	$387,242
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.20 per share is comprised of distributions from net investment income of $.178 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.10 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Commodity Stock Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.09	$13.31	$14.24	$14.67	$15.22
Income from Investment Operations
Net investment income (loss)A	.16	.25	.19	.20	.16
Net realized and unrealized gain (loss)	.77	(3.26)	(.92)	(.45)	(.60)
Total from investment operations	.93	(3.01)	(.73)	(.25)	(.44)
Distributions from net investment income	(.25)	(.19)	(.19)	(.18)	(.09)
Distributions from net realized gain	(.01)	(.03)	(.01)	–	(.01)
Total distributions	(.26)	(.21)B	(.20)	(.18)	(.11)C
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$10.76	$10.09	$13.31	$14.24	$14.67
Total ReturnE,F	9.63%	(22.93)%	(5.16)%	(1.71)%	(2.90)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.09%	1.06%	1.04%	1.04%
Expenses net of fee waivers, if any	1.01%	1.08%	1.06%	1.04%	1.04%
Expenses net of all reductions	1.00%	1.08%	1.06%	1.03%	1.03%
Net investment income (loss)	1.55%	2.11%	1.34%	1.43%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$70,068	$24,841	$23,840	$31,613	$50,540
Portfolio turnover rateI	85%	77%	75%	65%	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.21 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.026 per share.

 C Total distributions of $.11 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.014 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global Commodity Stock and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period May 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$15,272,041
Gross unrealized depreciation	(95,148,056)
Net unrealized appreciation (depreciation) on securities	$(79,876,015)
Tax Cost	$439,205,531

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,299,952
Capital loss carryforward	$(87,874,265)
Net unrealized appreciation (depreciation) on securities and other investments	$(79,906,001)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(6,952,413)
No expiration
Short-term	(8,754,263)
Long-term	(72,167,588)
Total no expiration	(80,921,851)
Total capital loss carryforward	$(87,874,264)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$5,364,951	$ 4,528,146

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $321,091,890 and $228,853,844, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$76,091	$393
Class T	.25%	.25%	28,441	–
Class B	.75%	.25%	4,719	3,539
Class C	.75%	.25%	109,551	17,152
			$218,802	$21,084

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,557
Class T	1,769
Class B(a)	386
Class C(a)	708
$24,420

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$91,970.30
Class T	18,383.32
Class B	1,315.28
Class C	33,264.30
Global Commodity Stock	529,302.30
Class I	86,885.18
	$761,119

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,978 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $699 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $176,619. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,393 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,454.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$638,599	$520,699
Class T	103,956	72,766
Class B	8,861	1,871
Class C	133,173	32,755
Global Commodity Stock	3,642,366	2,937,401
Class I	613,921	333,382
Total	$5,140,876	$3,898,874
From net realized gain
Class A	$30,410	$97,397
Class T	6,044	19,110
Class B	836	3,040
Class C	11,098	34,065
Global Commodity Stock	151,130	429,058
Class I	24,557	46,602
Total	$224,075	$629,272

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	995,820	526,290	$9,707,856	$6,210,169
Reinvestment of distributions	70,559	46,881	655,495	594,452
Shares redeemed	(948,589)	(1,342,823)	(9,072,163)	(16,036,860)
Net increase (decrease)	117,790	(769,652)	$1,291,188	$(9,232,239)
Class T
Shares sold	109,904	79,898	$1,057,407	$963,935
Reinvestment of distributions	11,521	7,092	107,030	89,851
Shares redeemed	(187,357)	(201,781)	(1,802,838)	(2,371,414)
Net increase (decrease)	(65,932)	(114,791)	$(638,401)	$(1,317,628)
Class B
Shares sold	2,904	580	$29,587	$7,071
Reinvestment of distributions	982	371	9,133	4,698
Shares redeemed	(90,607)	(35,007)	(897,527)	(422,886)
Net increase (decrease)	(86,721)	(34,056)	$(858,807)	$(411,117)
Class C
Shares sold	318,100	206,447	$3,098,053	$2,471,711
Reinvestment of distributions	14,787	4,962	136,635	62,526
Shares redeemed	(280,508)	(426,784)	(2,667,860)	(5,161,590)
Net increase (decrease)	52,379	(215,375)	$566,828	$(2,627,353)
Global Commodity Stock
Shares sold	11,244,608	4,004,137	$110,744,052	$47,467,615
Reinvestment of distributions	376,092	238,065	3,493,876	3,023,431
Shares redeemed	(5,847,902)	(5,506,523)	(57,190,452)	(65,599,040)
Net increase (decrease)	5,772,798	(1,264,321)	$57,047,476	$(15,107,994)
Class I
Shares sold	6,770,473	1,576,324	$66,305,135	$18,219,363
Reinvestment of distributions	60,388	24,972	560,405	316,895
Shares redeemed	(2,783,838)	(929,289)	(27,173,673)	(10,645,039)
Net increase (decrease)	4,047,023	672,007	$39,691,867	$7,891,219

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Commodity Stock Fund (a fund of Fidelity Investment Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global Commodity Stock Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Christopher S. Bartel (1971)

Year of Election or Appointment: 2009

Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as Head of Global Fixed Income Research (2016-present). Previously, Mr. Bartel served as Head of Global Equity Research (2010-2016), a Director of Fidelity Management & Research (Hong Kong) (investment adviser firm, 2012-2016), a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016), Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.34%
Actual		$1,000.00	$1,029.80	$6.84
Hypothetical-C		$1,000.00	$1,018.40	$6.80
Class T	1.61%
Actual		$1,000.00	$1,028.80	$8.21
Hypothetical-C		$1,000.00	$1,017.04	$8.16
Class C	2.10%
Actual		$1,000.00	$1,026.10	$10.70
Hypothetical-C		$1,000.00	$1,014.58	$10.63
Global Commodity Stock	1.10%
Actual		$1,000.00	$1,031.60	$5.62
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Class I	.98%
Actual		$1,000.00	$1,031.60	$5.00
Hypothetical-C		$1,000.00	$1,020.21	$4.98

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global Commodity Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Global Commodity Stock Fund
Class A	12/12/16	12/09/16	$0.078	$0.068
Class T	12/12/16	12/09/16	$0.051	$0.068
Class C	12/12/16	12/09/16	$0.012	$0.068
Global Commodity Stock	12/12/16	12/09/16	$0.105	$0.068
Class I	12/12/16	12/09/16	$0.118	$0.068

Class A designates 47%, Class T designates 57%, Class B designates 86%, Class C designates 77%, Global Commodity Stock designates 42%, and Class I designates 40% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, Class B, Class C, Global Commodity Stock and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/07/15	$0.2301	$0.0101
Class T	12/07/15	$0.1921	$0.0101
Class B	12/07/15	$0.1261	$0.0101
Class C	12/07/15	$0.1401	$0.0101
Global Commodity Stock	12/07/15	$0.2611	$0.0101
Class I	12/07/15	$0.2701	$0.0101

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global Commodity Stock Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below the competitive median for 2015 and the total expense ratio of each of Class T, Class C, Class I, and the retail class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that, although Class I is categorized by Broadridge as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2015. The Board noted that the total expense ratio of the retail class was above the competitive median primarily due to higher transfer agent fees due to small account sizes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GCS-ANN-1216
1.879380.107

Fidelity® Global Equity Income Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Life of fundA
Fidelity® Global Equity Income Fund	2.13%	8.65%

 A From May 2, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Period Ending Values
$14,525	Fidelity® Global Equity Income Fund
$13,994	MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance

Market Recap:  Global equities eked a 2.48% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-caps outpaced large-cap stocks; value bested growth. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodities prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific group (+9%). The U.S. (+4%) also rose, but Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+13%) and energy (+6%) overcame early-2016 lows. Technology (+11%) also performed well. Financials (-1%) trailed ex the recently created real estate sector (+4%). Telecom services (+1%) lost momentum amid a mode switch from “risk off” to “risk on,” though utilities (+7%), mostly in the U.S., outperformed. Meanwhile, health care (-7%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Ramona Persaud:  For the year, the fund advanced 2.13%, modestly underperforming the benchmark MSCI ACWI (All Country World Index) Index. Picks in the U.K. were the biggest disappointment, as stocks here suffered amid the region’s Brexit vote and the resulting decline of the British pound. Here, our overweighting in British commercial TV giant ITV was the fund’s biggest individual detractor. Two other names from the region also weighed on relative results: retail and commercial bank Lloyds Banking Group and WH Smith, which sells books, stationery, magazines and other entertainment goods in hospitals and transportation stations. On the flip side, an overweighting in Taiwan Semiconductor Manufacturing was the fund’s largest relative contributor. Shares rallied due in part to record third-quarter sales and profits. The chipmaker is a supplier for Apple, and better-than-expected demand for the iPhone 7 accounted for the strong results. A non-index stake in Micro Focus International, a U.K.-based software provider, also lifted relative performance. From a geographical perspective, choices in Japan and Europe – particularly Germany and Switzerland – were helpful.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United States of America*	45.1%
Japan	13.2%
United Kingdom	9.8%
Canada	5.1%
Ireland	4.0%
Taiwan	3.0%
Germany	3.0%
Israel	2.3%
France	1.9%
Other	12.6%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United States of America*	49.8%
Japan	10.7%
United Kingdom	10.6%
Ireland	4.2%
Canada	3.5%
Israel	2.8%
France	2.8%
Taiwan	2.2%
Hong Kong	1.8%
Other	11.6%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	97.5	88.8
Short-Term Investments and Net Other Assets (Liabilities)	2.5	11.2

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	3.0	1.9
Microsoft Corp. (United States of America, Software)	2.3	1.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.2	1.8
Johnson & Johnson (United States of America, Pharmaceuticals)	2.1	2.6
Chevron Corp. (United States of America, Oil, Gas & Consumable Fuels)	2.1	1.8
Medtronic PLC (Ireland, Health Care Equipment & Supplies)	1.8	1.5
Micro Focus International PLC (United Kingdom, Software)	1.8	1.4
Suncor Energy, Inc. (Canada, Oil, Gas & Consumable Fuels)	1.8	1.5
JPMorgan Chase & Co. (United States of America, Banks)	1.7	1.6
CVS Health Corp. (United States of America, Food & Staples Retailing)	1.7	1.7
	20.5

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.8	14.6
Financials	16.1	17.3
Health Care	14.2	12.6
Consumer Staples	14.1	13.0
Consumer Discretionary	12.8	11.9
Energy	7.7	6.5
Industrials	5.7	8.1
Telecommunication Services	3.5	3.2
Materials	3.0	1.6
Real Estate	2.6	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
		Shares	Value
Australia - 0.1%
Asaleo Care Ltd.		97,037	$107,771
Austria - 0.1%
Andritz AG		1,600	83,692
Bailiwick of Jersey - 0.9%
Wolseley PLC		12,057	627,353
Belgium - 0.8%
Anheuser-Busch InBev SA NV		5,000	573,849
Canada - 5.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)		7,200	361,691
Constellation Software, Inc.		1,300	609,002
Fairfax Financial Holdings Ltd. (sub. vtg.)		741	379,505
Imperial Oil Ltd.		28,200	914,561
PrairieSky Royalty Ltd.		5,100	110,913
Suncor Energy, Inc.		43,600	1,308,358

TOTAL CANADA			3,684,030

Cayman Islands - 0.6%
Goodbaby International Holdings Ltd.		155,000	74,946
SITC International Holdings Co. Ltd.		551,000	326,101

TOTAL CAYMAN ISLANDS			401,047

Chile - 0.6%
Vina San Pedro SA		37,219,054	430,752
Denmark - 0.2%
Pandora A/S		1,300	169,220
France - 1.9%
Alstom SA (a)		7,768	208,664
Bouygues SA		7,382	240,717
Cegedim SA (a)		6,000	152,807
Maisons du Monde SA		7,700	217,234
Sanofi SA		6,954	541,152

TOTAL FRANCE			1,360,574

Germany - 3.0%
adidas AG		5,100	837,899
AURELIUS AG		8,099	482,586
GEA Group AG		2,529	97,792
SAP AG		8,269	728,494

TOTAL GERMANY			2,146,771

Hong Kong - 1.7%
HKT Trust/HKT Ltd. unit		284,600	391,183
Techtronic Industries Co. Ltd.		220,500	830,193

TOTAL HONG KONG			1,221,376

Ireland - 4.0%
Accenture PLC Class A		7,940	922,946
Allergan PLC (a)		1,600	334,304
Greencore Group PLC		75,086	303,287
Medtronic PLC		16,000	1,312,320

TOTAL IRELAND			2,872,857

Isle of Man - 1.3%
Paysafe Group PLC (a)		103,000	545,892
Playtech Ltd.		32,778	372,316

TOTAL ISLE OF MAN			918,208

Israel - 2.3%
Bezeq The Israel Telecommunication Corp. Ltd.		279,400	507,629
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.		4,496	181,185
Teva Pharmaceutical Industries Ltd. sponsored ADR		21,850	933,869

TOTAL ISRAEL			1,622,683

Japan - 13.2%
A/S One Corp.		11,200	503,557
Astellas Pharma, Inc.		63,400	940,974
Broadleaf Co. Ltd.		10,000	112,616
Casio Computer Co. Ltd. (b)		10,700	149,578
Daiichikosho Co. Ltd.		21,800	948,956
Daito Trust Construction Co. Ltd.		4,600	770,907
Hoya Corp.		25,000	1,045,342
Inaba Denki Sangyo Co. Ltd.		4,700	170,978
Japan Meat Co. Ltd.		18,100	254,922
Japan Tobacco, Inc.		10,600	403,704
KDDI Corp.		26,600	808,458
Morinaga & Co. Ltd.		1,600	74,530
Nippon Telegraph & Telephone Corp.		13,100	580,813
Olympus Corp.		16,300	582,865
ORIX Corp.		17,400	276,339
Recruit Holdings Co. Ltd.		3,900	156,937
Shinsei Bank Ltd.		365,000	591,685
Sony Corp.		14,200	447,559
Tsuruha Holdings, Inc.		4,500	520,072
USS Co. Ltd.		6,800	115,289

TOTAL JAPAN			9,456,081

Korea (South) - 1.0%
Hyundai Fire & Marine Insurance Co. Ltd.		1,292	39,932
Samsung Biologics Co. Ltd. (a)		114	13,555
Samsung Electronics Co. Ltd.		442	633,386

TOTAL KOREA (SOUTH)			686,873

Netherlands - 1.4%
Koninklijke Philips Electronics NV		6,500	195,859
LyondellBasell Industries NV Class A		7,700	612,535
NXP Semiconductors NV (a)		1,700	170,000

TOTAL NETHERLANDS			978,394

Singapore - 0.0%
United Overseas Bank Ltd.		477	6,439
South Africa - 1.1%
Capitec Bank Holdings Ltd.		11,300	574,061
EOH Holdings Ltd.		19,400	230,059

TOTAL SOUTH AFRICA			804,120

Spain - 1.1%
Amadeus IT Holding SA Class A		14,700	693,888
Ferrovial SA		4,700	91,451
Ferrovial SA rights 11/14/16 (a)		4,700	2,012

TOTAL SPAIN			787,351

Sweden - 0.5%
Loomis AB (B Shares)		13,000	369,901
Switzerland - 1.2%
Banque Cantonale Vaudoise		570	357,996
Chubb Ltd.		3,800	482,600

TOTAL SWITZERLAND			840,596

Taiwan - 3.0%
ECLAT Textile Co. Ltd.		45,298	515,787
King's Town Bank		120,000	98,387
Taiwan Semiconductor Manufacturing Co. Ltd.		261,000	1,567,795

TOTAL TAIWAN			2,181,969

United Kingdom - 9.8%
Beijing Yanjing Brewery (UBS Warrant Programme) ELS warrants 10/6/17 (a)(c)		62,500	70,287
British American Tobacco PLC (United Kingdom)		11,100	636,174
BT Group PLC		56,530	259,475
Coca-Cola European Partners PLC		4,600	176,824
GlaxoSmithKline PLC		26,800	529,416
Hilton Food Group PLC		56,200	416,516
Howden Joinery Group PLC		51,800	237,699
Imperial Tobacco Group PLC		7,649	370,329
ITV PLC		299,000	623,989
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. ELS (UBS Warrant Programme) warrants 10/23/17 (a)(c)		7,672	78,862
Lloyds Banking Group PLC		646,300	451,326
Mears Group PLC		16,500	90,932
Micro Focus International PLC		50,000	1,310,292
Reckitt Benckiser Group PLC		4,551	407,135
St. James's Place Capital PLC		30,291	350,370
The Restaurant Group PLC		13,200	60,669
WH Smith PLC		36,152	651,803
Whitbread PLC		4,561	201,813
Wuliangye Yibin Co. Ltd. ELS (A Shares) (UBS Warrant Programme) warrants 3/7/19 (a)(c)		27,300	140,936

TOTAL UNITED KINGDOM			7,064,847

United States of America - 42.6%
American Tower Corp.		8,960	1,050,022
Amgen, Inc.		4,220	595,695
Apple, Inc.		18,750	2,128,872
AutoZone, Inc. (a)		500	371,080
Ball Corp.		3,900	300,573
Bank of America Corp.		66,580	1,098,570
Bristol-Myers Squibb Co.		4,600	234,186
Chevron Corp.		14,465	1,515,209
Comcast Corp. Class A		15,700	970,574
ConocoPhillips Co.		16,900	734,305
Coty, Inc. Class A		5,624	129,296
CVS Health Corp.		14,400	1,211,040
Danaher Corp.		8,400	659,820
Dell Technologies, Inc. (a)		2,753	135,145
Deluxe Corp.		2,700	165,240
Diamond Hill Investment Group, Inc.		2,900	527,829
Dr. Pepper Snapple Group, Inc.		6,241	547,897
E.I. du Pont de Nemours & Co.		8,300	570,957
Exxon Mobil Corp.		11,030	919,020
Fortive Corp.		4,200	214,410
Gilead Sciences, Inc.		5,100	375,513
H&R Block, Inc.		20,100	461,697
Johnson & Johnson		13,100	1,519,469
JPMorgan Chase & Co.		17,730	1,227,980
L Brands, Inc.		5,600	404,264
McDonald's Corp.		4,400	495,308
Microsoft Corp.		27,364	1,639,651
Molson Coors Brewing Co. Class B		5,600	581,336
Monsanto Co.		2,500	251,925
MSCI, Inc.		7,400	593,406
Oracle Corp.		15,126	581,141
PepsiCo, Inc.		8,500	911,200
Procter & Gamble Co.		8,159	708,201
Roper Technologies, Inc.		1,800	311,958
S&P Global, Inc.		8,140	991,859
Sabre Corp.		6,900	178,227
Stock Yards Bancorp, Inc.		2,300	78,430
SunTrust Banks, Inc.		14,900	673,927
Target Corp.		4,800	329,904
The Coca-Cola Co.		16,400	695,360
Total System Services, Inc.		4,100	204,508
U.S. Bancorp		18,980	849,545
United Technologies Corp.		6,100	623,420
VF Corp.		3,900	211,419
W.R. Grace & Co.		5,000	334,800
Wells Fargo & Co.		26,057	1,198,883

TOTAL UNITED STATES OF AMERICA			30,513,071

TOTAL COMMON STOCKS
(Cost $63,688,457)			69,909,825
		Principal Amount	Value

Nonconvertible Bonds - 0.0%
Canada - 0.0%
Constellation Software, Inc. 7.6% 3/31/40 (Cost $2,060)(d)	CAD	2,400	2,076
		Shares	Value

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 0.41% (e)		1,403,643	1,404,064
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)		154,835	154,866
TOTAL MONEY MARKET FUNDS
(Cost $1,558,569)			1,558,930
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $65,249,086)			71,470,831
NET OTHER ASSETS (LIABILITIES) - 0.3%			203,858
NET ASSETS - 100%			$71,674,689

Currency Abbreviations

CAD – Canadian dollar

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $290,085 or 0.4% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,442
Fidelity Securities Lending Cash Central Fund	4,533
Total	$18,975

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$9,089,181	$7,803,723	$1,285,458	$--
Consumer Staples	10,003,071	8,959,762	1,043,309	--
Energy	5,502,366	5,502,366	--	--
Financials	11,621,740	10,880,329	741,411	--
Health Care	10,274,844	8,249,747	2,025,097	--
Industrials	4,215,116	4,019,257	195,859	--
Information Technology	12,764,230	10,467,941	2,296,289	--
Materials	2,070,790	2,070,790	--	--
Real Estate	1,820,929	1,820,929	--	--
Telecommunication Services	2,547,558	898,812	1,648,746	--
Corporate Bonds	2,076	--	2,076	--
Money Market Funds	1,558,930	1,558,930	--	--
Total Investments in Securities:	$71,470,831	$62,232,586	$9,238,245	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$7,037,294

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $147,421) — See accompanying schedule: Unaffiliated issuers (cost $63,690,517)	$69,911,901
Fidelity Central Funds (cost $1,558,569)	1,558,930
Total Investments (cost $65,249,086)		$71,470,831
Receivable for investments sold		217,082
Receivable for fund shares sold		195,378
Dividends receivable		164,138
Interest receivable		12
Distributions receivable from Fidelity Central Funds		751
Prepaid expenses		198
Other receivables		929
Total assets		72,049,319
Liabilities
Payable for investments purchased	$13,691
Payable for fund shares redeemed	89,742
Accrued management fee	41,980
Other affiliated payables	19,420
Audit fees payable	43,680
Other payables and accrued expenses	11,251
Collateral on securities loaned, at value	154,866
Total liabilities		374,630
Net Assets		$71,674,689
Net Assets consist of:
Paid in capital		$66,771,719
Undistributed net investment income		66,681
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,380,727)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,217,016
Net Assets, for 5,943,693 shares outstanding		$71,674,689
Net Asset Value, offering price and redemption price per share ($71,674,689 ÷ 5,943,693 shares)		$12.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$1,831,551
Interest		158
Income from Fidelity Central Funds		18,975
Income before foreign taxes withheld		1,850,684
Less foreign taxes withheld		(96,615)
Total income		1,754,069
Expenses
Management fee	$506,682
Transfer agent fees	196,199
Accounting and security lending fees	37,627
Custodian fees and expenses	22,456
Independent trustees' fees and expenses	311
Registration fees	22,841
Audit	69,212
Legal	754
Miscellaneous	634
Total expenses before reductions	856,716
Expense reductions	(1,067)	855,649
Net investment income (loss)		898,420
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,270,551)
Fidelity Central Funds	1,122
Foreign currency transactions	(5,658)
Total net realized gain (loss)		(1,275,087)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,966,223
Assets and liabilities in foreign currencies	(2,699)
Total change in net unrealized appreciation (depreciation)		1,963,524
Net gain (loss)		688,437
Net increase (decrease) in net assets resulting from operations		$1,586,857

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$898,420	$812,981
Net realized gain (loss)	(1,275,087)	1,091,922
Change in net unrealized appreciation (depreciation)	1,963,524	(622,502)
Net increase (decrease) in net assets resulting from operations	1,586,857	1,282,401
Distributions to shareholders from net investment income	(921,832)	(855,399)
Distributions to shareholders from net realized gain	(910,524)	(3,941,634)
Total distributions	(1,832,356)	(4,797,033)
Share transactions
Proceeds from sales of shares	29,645,365	33,328,285
Reinvestment of distributions	1,694,504	4,498,152
Cost of shares redeemed	(27,349,989)	(18,426,196)
Net increase (decrease) in net assets resulting from share transactions	3,989,880	19,400,241
Redemption fees	4,736	1,475
Total increase (decrease) in net assets	3,749,117	15,887,084
Net Assets
Beginning of period	67,925,572	52,038,488
End of period	$71,674,689	$67,925,572
Other Information
Undistributed net investment income end of period	$66,681	$89,501
Shares
Sold	2,505,409	2,706,849
Issued in reinvestment of distributions	141,047	370,373
Redeemed	(2,305,213)	(1,519,683)
Net increase (decrease)	341,243	1,557,539

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global Equity Income Fund

Years ended October 31,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$12.12	$12.87	$12.20	$10.16	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.16	.28C	.22	.08
Net realized and unrealized gain (loss)	.11	.21	.92	2.06	.15
Total from investment operations	.26	.37	1.20	2.28	.23
Distributions from net investment income	(.15)	(.16)	(.25)	(.21)	(.07)
Distributions from net realized gain	(.16)	(.95)	(.28)	(.03)	–
Total distributions	(.32)D	(1.12)E	(.53)	(.24)	(.07)
Redemption fees added to paid in capitalB,F	–	–	–	–	–
Net asset value, end of period	$12.06	$12.12	$12.87	$12.20	$10.16
Total ReturnG,H	2.13%	2.93%	10.10%	22.73%	2.25%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.18%	1.15%	1.16%	1.28%	2.18%K
Expenses net of fee waivers, if any	1.18%	1.15%	1.16%	1.20%	1.20%K
Expenses net of all reductions	1.18%	1.14%	1.16%	1.19%	1.17%K
Net investment income (loss)	1.24%	1.27%	2.21%C	1.94%	1.62%K
Supplemental Data
Net assets, end of period (000 omitted)	$71,675	$67,926	$52,038	$42,271	$26,838
Portfolio turnover rateL	40%	64%	92%	66%	33%M

 A For the period May 2, 2012 (commencement of operations) to October 31, 2012.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.56%.

 D Total distributions of $.32 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.162 per share.

 E Total distributions of $1.12 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.954 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$9,523,657
Gross unrealized depreciation	(3,580,829)
Net unrealized appreciation (depreciation) on securities	$5,942,828
Tax Cost	$65,528,003

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$66,681
Capital loss carryforward	$(1,101,811)
Net unrealized appreciation (depreciation) on securities and other investments	$5,938,099

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(854,867)
Long-term	(246,944)
Total no expiration	$(1,101,811)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$921,832	$ 1,107,432
Long-term Capital Gains	910,524	3,689,601
Total	$1,832,356	$ 4,797,033

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $31,583,142 and $27,374,537, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $105 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $187 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,533.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $579 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $485.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Global Equity Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2012 (commencement of operations) to October 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 19, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Actual	1.16%	$1,000.00	$1,018.10	$5.88
Hypothetical-C		$1,000.00	$1,019.30	$5.89

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 57%, 76%, 76%, and 76% of the dividends distributed in December, April, July, and October respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes

12/07/15	$0.0346	$0.0030
04/11/16	$0.0101	$0.0011
07/11/16	$0.0626	$0.0066
10/10/16	$0.0340	$0.0036

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the fund's total expense ratio ranked below the competitive median for 2015.

The Board further considered that FMR contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 1.20% through December 31, 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GED-ANN-1216
1.938162.104

Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	3.88%	0.16%	(1.73)%
Class T (incl. 3.50% sales charge)	6.14%	0.36%	(1.72)%
Class C (incl. contingent deferred sales charge)	8.33%	0.58%	(1.80)%
Class I	10.69%	1.73%	(0.73)%

 A From May 8, 2008

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A on May 8, 2008, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$8,625	Fidelity Advisor® Emerging Europe, Middle East, Africa (EMEA) Fund - Class A
$7,085	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Adam Kutas:  For the one-year period ending October 31, 2016, the fund’s share classes (excluding sales charges, if applicable) advanced solidly, outperforming the 2.88% result of the fund’s benchmark MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. Volatility was high this period, driven by the bottoming-out of the commodities market and the subsequent rebound, which significantly buoyed emerging markets stocks. Choices in financials and materials added the most value, along with picks consumer staples and consumer discretionary. Our non-index stake in DRDGOLD was by far the largest relative individual contributor. In January, shares began rising steadily, benefitting from increasing gold prices. By period end, I trimmed our position to keep it in check and take profits. AngloGold Ashanti, a South African miner, also contributed. Like DRDGOLD, the stock rose steadily from January until August when it pulled back somewhat. Conversely, the fund’s largest individual detractor was an out-of-benchmark investment in equity-linked notes in select Saudi Arabian stocks (issued by HSBC Bank). Many of the Saudi Arabian stocks we owned through HSBC were those of companies dependent on consumers, who were pressured by the country’s recent tax hikes and reduced subsidies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
South Africa	43.5%
Russia	22.0%
United Arab Emirates	5.2%
United Kingdom	3.7%
Romania	3.1%
Hungary	2.1%
Poland	2.0%
Netherlands	1.9%
Qatar	1.8%
Other*	14.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
South Africa	41.5%
Russia	23.7%
Turkey	4.1%
United Arab Emirates	3.8%
Romania	3.4%
United Kingdom	3.2%
Hungary	2.3%
Poland	2.2%
Qatar	2.0%
Other*	13.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	98.9
Short-Term Investments and Net Other Assets (Liabilities)	0.7	1.1

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	8.3	6.0
Sberbank of Russia (Russia, Banks)	5.0	5.1
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	4.7	4.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	4.0	5.7
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.0	2.5
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.3	1.9
Standard Bank Group Ltd. (South Africa, Banks)	2.3	1.3
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	2.2	1.5
OTP Bank PLC (Hungary, Banks)	2.1	2.3
Remgro Ltd. (South Africa, Diversified Financial Services)	2.0	2.7
	35.9

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.0	32.9
Consumer Discretionary	18.3	14.8
Energy	15.6	18.3
Materials	11.7	10.1
Consumer Staples	10.4	10.9
Industrials	5.9	7.2
Real Estate	2.6	0.0
Telecommunication Services	2.3	2.5
Health Care	1.5	2.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2016, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Austria - 0.6%
Buwog-Gemeinnuetzige Wohnung	23,299	$563,066
Bailiwick of Jersey - 0.7%
Glencore Xstrata PLC (a)	137,200	413,724
Wizz Air Holdings PLC (a)	13,888	256,854

TOTAL BAILIWICK OF JERSEY		670,578

Bermuda - 0.5%
Central European Media Enterprises Ltd.:
Class A (a)(b)	50,000	122,500
Class A (Czech Republic) (a)	131,600	320,455

TOTAL BERMUDA		442,955

Botswana - 0.3%
First National Bank of Botswana Ltd.	1,042,331	301,817
British Virgin Islands - 0.5%
Lenta Ltd. GDR (a)	65,900	478,434
Canada - 0.7%
Detour Gold Corp. (a)	31,300	596,691
ShawCor Ltd. Class A	3,700	92,548

TOTAL CANADA		689,239

Czech Republic - 0.5%
MONETA Money Bank A/S	134,000	467,269
Estonia - 0.5%
Tallinna Kaubamaja AS	57,700	500,387
Germany - 0.3%
UNIWHEELS AG	5,305	274,834
Greece - 1.3%
Jumbo SA	26,536	377,232
Motor Oil (HELLAS) Corinth Refineries SA	37,500	449,117
Sarantis SA	37,800	416,609

TOTAL GREECE		1,242,958

Hungary - 2.1%
OTP Bank PLC	73,400	2,061,739
Israel - 0.6%
Elbit Systems Ltd. (Israel)	5,700	564,607
Kenya - 1.4%
British American Tobacco Kenya Ltd.	33,400	276,006
Kcb Group Ltd.	1,335,600	358,043
Safaricom Ltd.	4,039,244	788,775

TOTAL KENYA		1,422,824

Lithuania - 0.4%
Apranga AB (a)	142,922	398,507
Netherlands - 1.9%
AmRest Holdings NV (a)	8,200	520,540
Steinhoff International Holdings NV (South Africa)	169,300	913,941
X5 Retail Group NV GDR (Reg. S) (a)	15,100	450,584

TOTAL NETHERLANDS		1,885,065

Nigeria - 1.7%
Dangote Cement PLC	738,994	410,227
Nigerian Breweries PLC	1,446,285	670,406
Zenith Bank PLC	13,157,876	613,547

TOTAL NIGERIA		1,694,180

Oman - 0.5%
BankMuscat SAOG (a)	450,000	483,833
Pakistan - 1.6%
Engro Corp. Ltd.	142,100	378,490
Indus Motor Co. Ltd.	20,150	290,664
Millat Tractors Ltd.	56,050	364,250
United Bank Ltd.	259,400	498,701

TOTAL PAKISTAN		1,532,105

Poland - 2.0%
Globe Trade Centre SA (a)	210,000	429,822
Kruk SA	7,100	411,712
NG2 SA	13,200	669,883
Orbis SA	25,500	461,480

TOTAL POLAND		1,972,897

Qatar - 1.8%
Qatar National Bank SAQ	41,521	1,824,322
Romania - 3.1%
Banca Transilvania SA	2,056,052	1,159,616
BRD-Groupe Societe Generale	557,318	1,490,852
Fondul Propietatea SA GDR	43,000	436,450

TOTAL ROMANIA		3,086,918

Russia - 19.7%
Alrosa Co. Ltd. (a)	740,000	1,034,112
Gazprom OAO (a)	1,821,736	3,991,985
Lukoil PJSC (a)	15,400	751,485
Lukoil PJSC sponsored ADR	78,395	3,821,756
Magnit OJSC	7,080	1,187,049
Moscow Exchange MICEX-RTS OAO (a)	402,000	740,008
NOVATEK OAO (a)	207,400	2,161,628
Novolipetsk Steel OJSC GDR (Reg. S)	54,800	887,760
Sberbank of Russia (a)	2,109,220	4,909,524

TOTAL RUSSIA		19,485,307

Slovenia - 0.1%
Petrol d.d., Ljubljana	300	105,302
South Africa - 43.5%
African Rainbow Minerals Ltd.	140,300	1,014,499
AngloGold Ashanti Ltd. (a)	101,400	1,380,631
ArcelorMittal South Africa Ltd. (a)	530,000	452,026
Aveng Ltd. (a)	1,189,200	623,539
Barloworld Ltd.	153,400	993,637
Cashbuild Ltd.	16,000	467,241
City Lodge Hotels Ltd.	45,300	489,762
Clicks Group Ltd.	118,107	1,099,281
DRDGOLD Ltd.	2,464,814	1,249,824
Exxaro Resources Ltd.	91,300	671,694
FirstRand Ltd.	838,400	3,004,467
Grindrod Ltd.	610,300	502,860
Holdsport Ltd.	124,700	545,549
Hulamin Ltd. (a)	1,096,900	423,832
Imperial Holdings Ltd.	93,000	1,174,730
KAP Industrial Holdings Ltd.	1,253,800	720,642
Kumba Iron Ore Ltd. (a)	55,000	557,516
Mr Price Group Ltd.	104,300	1,189,061
MTN Group Ltd.	89,550	773,474
Murray & Roberts Holdings Ltd.	559,000	382,651
Nampak Ltd.	960,000	1,338,500
Naspers Ltd. Class N	49,000	8,212,486
Northam Platinum Ltd. (a)	310,400	1,133,289
Pioneer Foods Ltd.	112,400	1,356,844
Pretoria Portland Cement Co. Ltd.	918,549	374,675
PSG Group Ltd.	118,300	1,848,581
Remgro Ltd.	117,600	1,953,640
RMB Holdings Ltd.	226,500	999,817
Sasol Ltd.	33,100	914,056
Shoprite Holdings Ltd.	156,300	2,306,754
Spar Group Ltd.	70,500	998,647
Spur Corp. Ltd.	191,500	453,053
Standard Bank Group Ltd.	210,643	2,234,882
Super Group Ltd. (a)	161,000	475,224
Telkom SA Ltd.	142,900	659,298

TOTAL SOUTH AFRICA		42,976,662

Turkey - 1.8%
Koc Holding A/S	232,850	970,757
Turk Traktor ve Ziraat Makinalari A/S	15,000	389,270
Turkiye Garanti Bankasi A/S	145,000	394,102

TOTAL TURKEY		1,754,129

United Arab Emirates - 5.2%
Agthia Group PJSC	274,787	448,882
Aldar Properties PJSC (a)	1,299,101	933,753
Dubai Financial Market PJSC (a)	940,000	294,314
Dubai Islamic Bank Pakistan Ltd. (a)	653,740	932,656
Dubai Parks and Resorts PJSC (a)	1,205,140	515,136
Emaar Malls Group PJSC (a)	967,209	676,766
First Gulf Bank PJSC	334,223	1,046,452
SHUAA Capital PSC (a)	983,913	297,348

TOTAL UNITED ARAB EMIRATES		5,145,307

United Kingdom - 3.7%
Aldrees Petoleum & Transport ELS (HSBC Warrant Program) warrants 2/7/17 (a)(c)	40,000	324,406
Bupa Arabia ELS (HSBC Warrant Program) warrants 10/19/18(a)(c)	10,300	330,020
Georgia Healthcare Group PLC (a)	107,500	465,793
Mediclinic International PLC	35,300	389,684
NMC Health PLC	32,100	574,033
Saudi Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/4/18 (a)(c)	14,000	431,289
Savola Group ELS (HSBC Warrant Program) warrants 2/6/17 (a)(c)	64,800	541,778
Tullow Oil PLC (a)(b)	60,600	196,340
United International Transportation Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(c)	66,861	440,292

TOTAL UNITED KINGDOM		3,693,635

TOTAL COMMON STOCKS
(Cost $80,203,352)		95,718,876

Nonconvertible Preferred Stocks - 2.3%
Russia - 2.3%
Surgutneftegas OJSC (a)	3,196,200	1,449,224
Tatneft PAO (a)	246,700	789,891

TOTAL RUSSIA		2,239,115

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,428,530)		2,239,115

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 0.41% (d)	536,251	536,412
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	195,478	195,517
TOTAL MONEY MARKET FUNDS
(Cost $731,912)		731,929
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $83,363,794)		98,689,920
NET OTHER ASSETS (LIABILITIES) - 0.0%		25,680
NET ASSETS - 100%		$98,715,600

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,067,785 or 2.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,578
Fidelity Securities Lending Cash Central Fund	529
Total	$5,107

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$17,977,580	$17,977,580	$--	$--
Consumer Staples	10,189,883	10,189,883	--	--
Energy	15,289,724	8,182,974	7,106,750	--
Financials	30,831,477	23,854,168	6,977,309	--
Health Care	1,429,510	1,429,510	--	--
Industrials	5,769,067	5,769,067	--	--
Materials	11,645,796	9,015,341	2,630,455	--
Real Estate	2,603,407	2,603,407	--	--
Telecommunication Services	2,221,547	1,448,073	773,474	--
Money Market Funds	731,929	731,929	--	--
Total Investments in Securities:	$98,689,920	$81,201,932	$17,487,988	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$294,372
Level 2 to Level 1	$1,684,126

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $182,702) — See accompanying schedule: Unaffiliated issuers (cost $82,631,882)	$97,957,991
Fidelity Central Funds (cost $731,912)	731,929
Total Investments (cost $83,363,794)		$98,689,920
Foreign currency held at value (cost $104,766)		105,759
Receivable for investments sold		12,701
Receivable for fund shares sold		257,757
Dividends receivable		100,257
Distributions receivable from Fidelity Central Funds		489
Prepaid expenses		242
Other receivables		1,390
Total assets		99,168,515
Liabilities
Payable for fund shares redeemed	$47,920
Accrued management fee	70,931
Distribution and service plan fees payable	7,784
Other affiliated payables	26,790
Audit fees	46,689
Custody fees	31,623
Other payables and accrued expenses	25,678
Collateral on securities loaned, at value	195,500
Total liabilities		452,915
Net Assets		$98,715,600
Net Assets consist of:
Paid in capital		$106,043,529
Undistributed net investment income		1,115,481
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,749,190)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,305,780
Net Assets		$98,715,600
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,867,007 ÷ 967,625 shares)		$8.13
Maximum offering price per share (100/94.25 of $8.13)		$8.63
Class T:
Net Asset Value and redemption price per share ($2,579,520 ÷ 318,298 shares)		$8.10
Maximum offering price per share (100/96.50 of $8.10)		$8.39
Class C:
Net Asset Value and offering price per share ($6,269,091 ÷ 777,407 shares)(a)		$8.06
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($76,192,646 ÷ 9,355,033 shares)		$8.14
Class I:
Net Asset Value, offering price and redemption price per share ($5,807,336 ÷ 713,661 shares)		$8.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$3,402,759
Income from Fidelity Central Funds		5,107
Income before foreign taxes withheld		3,407,866
Less foreign taxes withheld		(402,754)
Total income		3,005,112
Expenses
Management fee	$675,936
Transfer agent fees	244,631
Distribution and service plan fees	76,394
Accounting and security lending fees	43,862
Custodian fees and expenses	121,777
Independent trustees' fees and expenses	360
Registration fees	80,464
Audit	69,765
Legal	250
Miscellaneous	779
Total expenses before reductions	1,314,218
Expense reductions	(60,509)	1,253,709
Net investment income (loss)		1,751,403
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,694)	(6,330,602)
Fidelity Central Funds	162
Foreign currency transactions	(4,960)
Total net realized gain (loss)		(6,335,400)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,733)	12,445,211
Assets and liabilities in foreign currencies	223
Total change in net unrealized appreciation (depreciation)		12,445,434
Net gain (loss)		6,110,034
Net increase (decrease) in net assets resulting from operations		$7,861,437

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,751,403	$1,633,113
Net realized gain (loss)	(6,335,400)	(10,780,681)
Change in net unrealized appreciation (depreciation)	12,445,434	(7,778,956)
Net increase (decrease) in net assets resulting from operations	7,861,437	(16,926,524)
Distributions to shareholders from net investment income	(1,323,710)	(2,091,570)
Distributions to shareholders from net realized gain	–	(504,771)
Total distributions	(1,323,710)	(2,596,341)
Share transactions - net increase (decrease)	9,065,893	(17,106,646)
Redemption fees	36,545	15,219
Total increase (decrease) in net assets	15,640,165	(36,614,292)
Net Assets
Beginning of period	83,075,435	119,689,727
End of period	$98,715,600	$83,075,435
Other Information
Undistributed net investment income end of period	$1,115,481	$1,236,658

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.49	$9.04	$9.49	$8.71	$8.34
Income from Investment Operations
Net investment income (loss)A	.14	.12	.13	.16	.18
Net realized and unrealized gain (loss)	.61	(1.50)	(.46)	.85	.34
Total from investment operations	.75	(1.38)	(.33)	1.01	.52
Distributions from net investment income	(.11)	(.14)	(.12)	(.15)	(.15)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.11)	(.17)B	(.12)	(.23)C	(.15)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.13	$7.49	$9.04	$9.49	$8.71
Total ReturnE,F	10.22%	(15.42)%	(3.48)%	11.75%	6.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.69%	1.61%	1.60%	1.64%	1.62%
Expenses net of fee waivers, if any	1.65%	1.61%	1.60%	1.63%	1.62%
Expenses net of all reductions	1.64%	1.60%	1.60%	1.62%	1.60%
Net investment income (loss)	1.90%	1.51%	1.45%	1.82%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$7,867	$5,788	$7,889	$10,883	$8,934
Portfolio turnover rateI	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.44	$9.01	$9.46	$8.68	$8.31
Income from Investment Operations
Net investment income (loss)A	.12	.10	.11	.14	.15
Net realized and unrealized gain (loss)	.61	(1.51)	(.46)	.84	.35
Total from investment operations	.73	(1.41)	(.35)	.98	.50
Distributions from net investment income	(.07)	(.13)	(.10)	(.12)	(.13)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.07)	(.16)B	(.10)	(.20)C	(.13)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.10	$7.44	$9.01	$9.46	$8.68
Total ReturnE,F	9.98%	(15.80)%	(3.67)%	11.42%	6.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.00%	1.92%	1.92%	1.93%	1.89%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.89%
Expenses net of all reductions	1.89%	1.89%	1.90%	1.88%	1.86%
Net investment income (loss)	1.65%	1.22%	1.15%	1.55%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$2,580	$2,003	$2,465	$3,465	$3,336
Portfolio turnover rateI	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.39	$8.93	$9.39	$8.62	$8.24
Income from Investment Operations
Net investment income (loss)A	.09	.06	.06	.09	.11
Net realized and unrealized gain (loss)	.60	(1.48)	(.46)	.83	.35
Total from investment operations	.69	(1.42)	(.40)	.92	.46
Distributions from net investment income	(.02)	(.08)	(.06)	(.08)	(.08)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.02)	(.12)	(.06)	(.15)	(.08)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.06	$7.39	$8.93	$9.39	$8.62
Total ReturnC,D	9.33%	(16.08)%	(4.24)%	10.83%	5.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.47%	2.41%	2.40%	2.42%	2.37%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.40%	2.37%
Expenses net of all reductions	2.39%	2.39%	2.40%	2.38%	2.35%
Net investment income (loss)	1.15%	.72%	.65%	1.05%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$6,269	$4,104	$6,662	$6,782	$7,770
Portfolio turnover rateG	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.50	$9.08	$9.52	$8.75	$8.37
Income from Investment Operations
Net investment income (loss)A	.16	.14	.16	.18	.20
Net realized and unrealized gain (loss)	.61	(1.51)	(.47)	.84	.35
Total from investment operations	.77	(1.37)	(.31)	1.02	.55
Distributions from net investment income	(.13)	(.17)	(.13)	(.18)	(.17)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.13)	(.21)	(.13)	(.25)	(.17)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.14	$7.50	$9.08	$9.52	$8.75
Total ReturnC	10.54%	(15.33)%	(3.21)%	11.90%	6.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.46%	1.39%	1.37%	1.40%	1.37%
Expenses net of fee waivers, if any	1.40%	1.38%	1.37%	1.40%	1.37%
Expenses net of all reductions	1.39%	1.38%	1.37%	1.38%	1.34%
Net investment income (loss)	2.15%	1.74%	1.68%	2.05%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$76,193	$67,521	$96,784	$110,265	$111,441
Portfolio turnover rateF	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.50	$9.08	$9.52	$8.75	$8.37
Income from Investment Operations
Net investment income (loss)A	.17	.15	.16	.19	.21
Net realized and unrealized gain (loss)	.61	(1.51)	(.46)	.84	.35
Total from investment operations	.78	(1.36)	(.30)	1.03	.56
Distributions from net investment income	(.14)	(.18)	(.14)	(.19)	(.18)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.14)	(.22)	(.14)	(.26)	(.18)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.14	$7.50	$9.08	$9.52	$8.75
Total ReturnC	10.69%	(15.23)%	(3.09)%	12.05%	6.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.31%	1.25%	1.26%	1.30%	1.28%
Expenses net of fee waivers, if any	1.31%	1.25%	1.26%	1.30%	1.28%
Expenses net of all reductions	1.30%	1.24%	1.26%	1.28%	1.25%
Net investment income (loss)	2.24%	1.88%	1.79%	2.15%	2.43%
Supplemental Data
Net assets, end of period (000 omitted)	$5,807	$3,478	$5,596	$10,231	$8,586
Portfolio turnover rateF	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$20,876,797
Gross unrealized depreciation	(5,915,293)
Net unrealized appreciation (depreciation) on securities	$14,961,504
Tax Cost	$83,728,416

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,115,476
Capital loss carryforward	$(23,384,568)
Net unrealized appreciation (depreciation) on securities and other investments	$14,961,843

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(1,624,705)
No expiration
Short-term	(4,750,173)
Long-term	(17,009,690)
Total no expiration	(21,759,863)
Total capital loss carryforward	$(23,384,568)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$1,323,710	$ 2,596,341

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $53,982,586 and $45,754,672, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$15,166	$–
Class T	.25%	.25%	10,642	–
Class B	.75%	.25%	915	686
Class C	.75%	.25%	49,671	6,003
			$76,394	$6,689

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,731
Class T	1,104
Class B(a)	–
Class C(a)	157
$3,992

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$17,232.28
Class T	7,230.34
Class B	256.28
Class C	15,151.30
Emerging Europe, Middle East, Africa (EMEA)	199,119.29
Class I	5,643.16
	$244,631

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $529. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$2,593
Class T	1.90%	2,233
Class B	2.40%	105
Class C	2.40%	3,612
Emerging Europe, Middle East, Africa (EMEA)	1.40%	43,649
		$52,192

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,783 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $534.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$80,414	$113,464
Class T	18,230	35,916
Class B	201	1,835
Class C	9,270	58,320
Emerging Europe, Middle East, Africa (EMEA)	1,152,813	1,776,301
Class I	62,782	105,734
Total	$1,323,710	$2,091,570
From net realized gain
Class A	$–	$32,778
Class T	–	11,206
Class B	–	1,213
Class C	–	29,160
Emerging Europe, Middle East, Africa (EMEA)	–	407,505
Class I	–	22,909
Total	$–	$504,771

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	455,903	200,433	$3,437,125	$1,636,757
Reinvestment of distributions	10,903	16,251	75,669	135,531
Shares redeemed	(272,430)	(315,855)	(1,968,300)	(2,546,115)
Net increase (decrease)	194,376	(99,171)	$1,544,494	$(773,827)
Class T
Shares sold	127,263	86,058	$957,632	$721,254
Reinvestment of distributions	2,627	5,631	18,230	46,793
Shares redeemed	(80,720)	(96,309)	(600,724)	(767,911)
Net increase (decrease)	49,170	(4,620)	$375,138	$136
Class B
Shares sold	6,222	3,390	$48,688	$28,032
Reinvestment of distributions	29	349	201	2,936
Shares redeemed	(30,363)	(12,164)	(224,475)	(100,803)
Net increase (decrease)	(24,112)	(8,425)	$(175,586)	$(69,835)
Class C
Shares sold	511,536	210,315	$3,858,488	$1,702,630
Reinvestment of distributions	776	8,117	5,381	67,210
Shares redeemed	(290,654)	(408,507)	(2,107,856)	(3,365,409)
Net increase (decrease)	221,658	(190,075)	$1,756,013	$(1,595,569)
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	3,096,394	1,440,703	$23,505,412	$11,732,025
Reinvestment of distributions	155,366	247,446	1,078,225	2,063,699
Shares redeemed	(2,896,341)	(3,348,545)	(21,342,473)	(27,229,428)
Net increase (decrease)	355,419	(1,660,396)	$3,241,164	$(13,433,704)
Class I
Shares sold	627,690	131,915	$5,110,628	$1,069,757
Reinvestment of distributions	7,594	12,912	52,629	107,558
Shares redeemed	(385,176)	(297,795)	(2,838,587)	(2,411,162)
Net increase (decrease)	250,108	(152,968)	$2,324,670	$(1,233,847)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.65%
Actual		$1,000.00	$1,041.00	$8.47
Hypothetical-C		$1,000.00	$1,016.84	$8.36
Class T	1.90%
Actual		$1,000.00	$1,038.50	$9.74
Hypothetical-C		$1,000.00	$1,015.58	$9.63
Class C	2.40%
Actual		$1,000.00	$1,036.00	$12.28
Hypothetical-C		$1,000.00	$1,013.07	$12.14
Emerging Europe, Middle East, Africa (EMEA)	1.40%
Actual		$1,000.00	$1,040.90	$7.18
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class I	1.26%
Actual		$1,000.00	$1,042.30	$6.47
Hypothetical-C		$1,000.00	$1,018.80	$6.39

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/07/15	$0.1428	$0.0358
Class T	12/07/15	$0.1068	$0.0358
Class B	12/07/15	$0.0448	$0.0358
Class C	12/07/15	$0.0528	$0.0358
Emerging Europe, Middle East, Africa (EMEA)	12/07/15	$0.1638	$0.0358
Class I	12/07/15	$0.1738	$0.0358

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AEME-ANN-1216
1.861989.108

Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund	10.54%	1.60%	(0.80)%

 A From May 8, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund, a class of the fund, on May 8, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Europe, Middle East and Africa Index performed over the same period.

Period Ending Values
$9,337	Fidelity® Emerging Europe, Middle East, Africa (EMEA) Fund
$7,085	MSCI EM (Emerging Markets) Europe, Middle East and Africa Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Adam Kutas:  For the one-year period ending October 31, 2016, the fund’s share classes (excluding sales charges, if applicable) advanced solidly, outperforming the 2.88% result of the fund’s benchmark MSCI EM (Emerging Markets) Europe, Middle East and Africa Index. Volatility was high this period, driven by the bottoming-out of the commodities market and the subsequent rebound, which significantly buoyed emerging markets stocks. Choices in financials and materials added the most value, along with picks consumer staples and consumer discretionary. Our non-index stake in DRDGOLD was by far the largest relative individual contributor. In January, shares began rising steadily, benefitting from increasing gold prices. By period end, I trimmed our position to keep it in check and take profits. AngloGold Ashanti, a South African miner, also contributed. Like DRDGOLD, the stock rose steadily from January until August when it pulled back somewhat. Conversely, the fund’s largest individual detractor was an out-of-benchmark investment in equity-linked notes in select Saudi Arabian stocks (issued by HSBC Bank). Many of the Saudi Arabian stocks we owned through HSBC were those of companies dependent on consumers, who were pressured by the country’s recent tax hikes and reduced subsidies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
South Africa	43.5%
Russia	22.0%
United Arab Emirates	5.2%
United Kingdom	3.7%
Romania	3.1%
Hungary	2.1%
Poland	2.0%
Netherlands	1.9%
Qatar	1.8%
Other*	14.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
South Africa	41.5%
Russia	23.7%
Turkey	4.1%
United Arab Emirates	3.8%
Romania	3.4%
United Kingdom	3.2%
Hungary	2.3%
Poland	2.2%
Qatar	2.0%
Other*	13.8%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	98.9
Short-Term Investments and Net Other Assets (Liabilities)	0.7	1.1

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	8.3	6.0
Sberbank of Russia (Russia, Banks)	5.0	5.1
Lukoil PJSC (Russia, Oil, Gas & Consumable Fuels)	4.7	4.5
Gazprom OAO (Russia, Oil, Gas & Consumable Fuels)	4.0	5.7
FirstRand Ltd. (South Africa, Diversified Financial Services)	3.0	2.5
Shoprite Holdings Ltd. (South Africa, Food & Staples Retailing)	2.3	1.9
Standard Bank Group Ltd. (South Africa, Banks)	2.3	1.3
NOVATEK OAO (Russia, Oil, Gas & Consumable Fuels)	2.2	1.5
OTP Bank PLC (Hungary, Banks)	2.1	2.3
Remgro Ltd. (South Africa, Diversified Financial Services)	2.0	2.7
	35.9

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.0	32.9
Consumer Discretionary	18.3	14.8
Energy	15.6	18.3
Materials	11.7	10.1
Consumer Staples	10.4	10.9
Industrials	5.9	7.2
Real Estate	2.6	0.0
Telecommunication Services	2.3	2.5
Health Care	1.5	2.2

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the emerging Europe, Middle East and Africa markets. As of October 31, 2016, the Fund did not have more than 25% of its total assets invested in any one industry.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
Austria - 0.6%
Buwog-Gemeinnuetzige Wohnung	23,299	$563,066
Bailiwick of Jersey - 0.7%
Glencore Xstrata PLC (a)	137,200	413,724
Wizz Air Holdings PLC (a)	13,888	256,854

TOTAL BAILIWICK OF JERSEY		670,578

Bermuda - 0.5%
Central European Media Enterprises Ltd.:
Class A (a)(b)	50,000	122,500
Class A (Czech Republic) (a)	131,600	320,455

TOTAL BERMUDA		442,955

Botswana - 0.3%
First National Bank of Botswana Ltd.	1,042,331	301,817
British Virgin Islands - 0.5%
Lenta Ltd. GDR (a)	65,900	478,434
Canada - 0.7%
Detour Gold Corp. (a)	31,300	596,691
ShawCor Ltd. Class A	3,700	92,548

TOTAL CANADA		689,239

Czech Republic - 0.5%
MONETA Money Bank A/S	134,000	467,269
Estonia - 0.5%
Tallinna Kaubamaja AS	57,700	500,387
Germany - 0.3%
UNIWHEELS AG	5,305	274,834
Greece - 1.3%
Jumbo SA	26,536	377,232
Motor Oil (HELLAS) Corinth Refineries SA	37,500	449,117
Sarantis SA	37,800	416,609

TOTAL GREECE		1,242,958

Hungary - 2.1%
OTP Bank PLC	73,400	2,061,739
Israel - 0.6%
Elbit Systems Ltd. (Israel)	5,700	564,607
Kenya - 1.4%
British American Tobacco Kenya Ltd.	33,400	276,006
Kcb Group Ltd.	1,335,600	358,043
Safaricom Ltd.	4,039,244	788,775

TOTAL KENYA		1,422,824

Lithuania - 0.4%
Apranga AB (a)	142,922	398,507
Netherlands - 1.9%
AmRest Holdings NV (a)	8,200	520,540
Steinhoff International Holdings NV (South Africa)	169,300	913,941
X5 Retail Group NV GDR (Reg. S) (a)	15,100	450,584

TOTAL NETHERLANDS		1,885,065

Nigeria - 1.7%
Dangote Cement PLC	738,994	410,227
Nigerian Breweries PLC	1,446,285	670,406
Zenith Bank PLC	13,157,876	613,547

TOTAL NIGERIA		1,694,180

Oman - 0.5%
BankMuscat SAOG (a)	450,000	483,833
Pakistan - 1.6%
Engro Corp. Ltd.	142,100	378,490
Indus Motor Co. Ltd.	20,150	290,664
Millat Tractors Ltd.	56,050	364,250
United Bank Ltd.	259,400	498,701

TOTAL PAKISTAN		1,532,105

Poland - 2.0%
Globe Trade Centre SA (a)	210,000	429,822
Kruk SA	7,100	411,712
NG2 SA	13,200	669,883
Orbis SA	25,500	461,480

TOTAL POLAND		1,972,897

Qatar - 1.8%
Qatar National Bank SAQ	41,521	1,824,322
Romania - 3.1%
Banca Transilvania SA	2,056,052	1,159,616
BRD-Groupe Societe Generale	557,318	1,490,852
Fondul Propietatea SA GDR	43,000	436,450

TOTAL ROMANIA		3,086,918

Russia - 19.7%
Alrosa Co. Ltd. (a)	740,000	1,034,112
Gazprom OAO (a)	1,821,736	3,991,985
Lukoil PJSC (a)	15,400	751,485
Lukoil PJSC sponsored ADR	78,395	3,821,756
Magnit OJSC	7,080	1,187,049
Moscow Exchange MICEX-RTS OAO (a)	402,000	740,008
NOVATEK OAO (a)	207,400	2,161,628
Novolipetsk Steel OJSC GDR (Reg. S)	54,800	887,760
Sberbank of Russia (a)	2,109,220	4,909,524

TOTAL RUSSIA		19,485,307

Slovenia - 0.1%
Petrol d.d., Ljubljana	300	105,302
South Africa - 43.5%
African Rainbow Minerals Ltd.	140,300	1,014,499
AngloGold Ashanti Ltd. (a)	101,400	1,380,631
ArcelorMittal South Africa Ltd. (a)	530,000	452,026
Aveng Ltd. (a)	1,189,200	623,539
Barloworld Ltd.	153,400	993,637
Cashbuild Ltd.	16,000	467,241
City Lodge Hotels Ltd.	45,300	489,762
Clicks Group Ltd.	118,107	1,099,281
DRDGOLD Ltd.	2,464,814	1,249,824
Exxaro Resources Ltd.	91,300	671,694
FirstRand Ltd.	838,400	3,004,467
Grindrod Ltd.	610,300	502,860
Holdsport Ltd.	124,700	545,549
Hulamin Ltd. (a)	1,096,900	423,832
Imperial Holdings Ltd.	93,000	1,174,730
KAP Industrial Holdings Ltd.	1,253,800	720,642
Kumba Iron Ore Ltd. (a)	55,000	557,516
Mr Price Group Ltd.	104,300	1,189,061
MTN Group Ltd.	89,550	773,474
Murray & Roberts Holdings Ltd.	559,000	382,651
Nampak Ltd.	960,000	1,338,500
Naspers Ltd. Class N	49,000	8,212,486
Northam Platinum Ltd. (a)	310,400	1,133,289
Pioneer Foods Ltd.	112,400	1,356,844
Pretoria Portland Cement Co. Ltd.	918,549	374,675
PSG Group Ltd.	118,300	1,848,581
Remgro Ltd.	117,600	1,953,640
RMB Holdings Ltd.	226,500	999,817
Sasol Ltd.	33,100	914,056
Shoprite Holdings Ltd.	156,300	2,306,754
Spar Group Ltd.	70,500	998,647
Spur Corp. Ltd.	191,500	453,053
Standard Bank Group Ltd.	210,643	2,234,882
Super Group Ltd. (a)	161,000	475,224
Telkom SA Ltd.	142,900	659,298

TOTAL SOUTH AFRICA		42,976,662

Turkey - 1.8%
Koc Holding A/S	232,850	970,757
Turk Traktor ve Ziraat Makinalari A/S	15,000	389,270
Turkiye Garanti Bankasi A/S	145,000	394,102

TOTAL TURKEY		1,754,129

United Arab Emirates - 5.2%
Agthia Group PJSC	274,787	448,882
Aldar Properties PJSC (a)	1,299,101	933,753
Dubai Financial Market PJSC (a)	940,000	294,314
Dubai Islamic Bank Pakistan Ltd. (a)	653,740	932,656
Dubai Parks and Resorts PJSC (a)	1,205,140	515,136
Emaar Malls Group PJSC (a)	967,209	676,766
First Gulf Bank PJSC	334,223	1,046,452
SHUAA Capital PSC (a)	983,913	297,348

TOTAL UNITED ARAB EMIRATES		5,145,307

United Kingdom - 3.7%
Aldrees Petoleum & Transport ELS (HSBC Warrant Program) warrants 2/7/17 (a)(c)	40,000	324,406
Bupa Arabia ELS (HSBC Warrant Program) warrants 10/19/18(a)(c)	10,300	330,020
Georgia Healthcare Group PLC (a)	107,500	465,793
Mediclinic International PLC	35,300	389,684
NMC Health PLC	32,100	574,033
Saudi Dairy & Foodstuff Co. ELS (HSBC Warrant Program) warrants 6/4/18 (a)(c)	14,000	431,289
Savola Group ELS (HSBC Warrant Program) warrants 2/6/17 (a)(c)	64,800	541,778
Tullow Oil PLC (a)(b)	60,600	196,340
United International Transportation Co. ELS (HSBC Warrant Program) warrants 7/31/17 (a)(c)	66,861	440,292

TOTAL UNITED KINGDOM		3,693,635

TOTAL COMMON STOCKS
(Cost $80,203,352)		95,718,876

Nonconvertible Preferred Stocks - 2.3%
Russia - 2.3%
Surgutneftegas OJSC (a)	3,196,200	1,449,224
Tatneft PAO (a)	246,700	789,891

TOTAL RUSSIA		2,239,115

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,428,530)		2,239,115

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 0.41% (d)	536,251	536,412
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	195,478	195,517
TOTAL MONEY MARKET FUNDS
(Cost $731,912)		731,929
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $83,363,794)		98,689,920
NET OTHER ASSETS (LIABILITIES) - 0.0%		25,680
NET ASSETS - 100%		$98,715,600

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,067,785 or 2.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,578
Fidelity Securities Lending Cash Central Fund	529
Total	$5,107

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$17,977,580	$17,977,580	$--	$--
Consumer Staples	10,189,883	10,189,883	--	--
Energy	15,289,724	8,182,974	7,106,750	--
Financials	30,831,477	23,854,168	6,977,309	--
Health Care	1,429,510	1,429,510	--	--
Industrials	5,769,067	5,769,067	--	--
Materials	11,645,796	9,015,341	2,630,455	--
Real Estate	2,603,407	2,603,407	--	--
Telecommunication Services	2,221,547	1,448,073	773,474	--
Money Market Funds	731,929	731,929	--	--
Total Investments in Securities:	$98,689,920	$81,201,932	$17,487,988	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$294,372
Level 2 to Level 1	$1,684,126

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $182,702) — See accompanying schedule: Unaffiliated issuers (cost $82,631,882)	$97,957,991
Fidelity Central Funds (cost $731,912)	731,929
Total Investments (cost $83,363,794)		$98,689,920
Foreign currency held at value (cost $104,766)		105,759
Receivable for investments sold		12,701
Receivable for fund shares sold		257,757
Dividends receivable		100,257
Distributions receivable from Fidelity Central Funds		489
Prepaid expenses		242
Other receivables		1,390
Total assets		99,168,515
Liabilities
Payable for fund shares redeemed	$47,920
Accrued management fee	70,931
Distribution and service plan fees payable	7,784
Other affiliated payables	26,790
Audit fees	46,689
Custody fees	31,623
Other payables and accrued expenses	25,678
Collateral on securities loaned, at value	195,500
Total liabilities		452,915
Net Assets		$98,715,600
Net Assets consist of:
Paid in capital		$106,043,529
Undistributed net investment income		1,115,481
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(23,749,190)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,305,780
Net Assets		$98,715,600
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,867,007 ÷ 967,625 shares)		$8.13
Maximum offering price per share (100/94.25 of $8.13)		$8.63
Class T:
Net Asset Value and redemption price per share ($2,579,520 ÷ 318,298 shares)		$8.10
Maximum offering price per share (100/96.50 of $8.10)		$8.39
Class C:
Net Asset Value and offering price per share ($6,269,091 ÷ 777,407 shares)(a)		$8.06
Emerging Europe, Middle East, Africa (EMEA):
Net Asset Value, offering price and redemption price per share ($76,192,646 ÷ 9,355,033 shares)		$8.14
Class I:
Net Asset Value, offering price and redemption price per share ($5,807,336 ÷ 713,661 shares)		$8.14

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$3,402,759
Income from Fidelity Central Funds		5,107
Income before foreign taxes withheld		3,407,866
Less foreign taxes withheld		(402,754)
Total income		3,005,112
Expenses
Management fee	$675,936
Transfer agent fees	244,631
Distribution and service plan fees	76,394
Accounting and security lending fees	43,862
Custodian fees and expenses	121,777
Independent trustees' fees and expenses	360
Registration fees	80,464
Audit	69,765
Legal	250
Miscellaneous	779
Total expenses before reductions	1,314,218
Expense reductions	(60,509)	1,253,709
Net investment income (loss)		1,751,403
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,694)	(6,330,602)
Fidelity Central Funds	162
Foreign currency transactions	(4,960)
Total net realized gain (loss)		(6,335,400)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $7,733)	12,445,211
Assets and liabilities in foreign currencies	223
Total change in net unrealized appreciation (depreciation)		12,445,434
Net gain (loss)		6,110,034
Net increase (decrease) in net assets resulting from operations		$7,861,437

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,751,403	$1,633,113
Net realized gain (loss)	(6,335,400)	(10,780,681)
Change in net unrealized appreciation (depreciation)	12,445,434	(7,778,956)
Net increase (decrease) in net assets resulting from operations	7,861,437	(16,926,524)
Distributions to shareholders from net investment income	(1,323,710)	(2,091,570)
Distributions to shareholders from net realized gain	–	(504,771)
Total distributions	(1,323,710)	(2,596,341)
Share transactions - net increase (decrease)	9,065,893	(17,106,646)
Redemption fees	36,545	15,219
Total increase (decrease) in net assets	15,640,165	(36,614,292)
Net Assets
Beginning of period	83,075,435	119,689,727
End of period	$98,715,600	$83,075,435
Other Information
Undistributed net investment income end of period	$1,115,481	$1,236,658

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.49	$9.04	$9.49	$8.71	$8.34
Income from Investment Operations
Net investment income (loss)A	.14	.12	.13	.16	.18
Net realized and unrealized gain (loss)	.61	(1.50)	(.46)	.85	.34
Total from investment operations	.75	(1.38)	(.33)	1.01	.52
Distributions from net investment income	(.11)	(.14)	(.12)	(.15)	(.15)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.11)	(.17)B	(.12)	(.23)C	(.15)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.13	$7.49	$9.04	$9.49	$8.71
Total ReturnE,F	10.22%	(15.42)%	(3.48)%	11.75%	6.38%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.69%	1.61%	1.60%	1.64%	1.62%
Expenses net of fee waivers, if any	1.65%	1.61%	1.60%	1.63%	1.62%
Expenses net of all reductions	1.64%	1.60%	1.60%	1.62%	1.60%
Net investment income (loss)	1.90%	1.51%	1.45%	1.82%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$7,867	$5,788	$7,889	$10,883	$8,934
Portfolio turnover rateI	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.17 per share is comprised of distributions from net investment income of $.135 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.44	$9.01	$9.46	$8.68	$8.31
Income from Investment Operations
Net investment income (loss)A	.12	.10	.11	.14	.15
Net realized and unrealized gain (loss)	.61	(1.51)	(.46)	.84	.35
Total from investment operations	.73	(1.41)	(.35)	.98	.50
Distributions from net investment income	(.07)	(.13)	(.10)	(.12)	(.13)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.07)	(.16)B	(.10)	(.20)C	(.13)
Redemption fees added to paid in capitalA,D	–	–	–	–	–
Net asset value, end of period	$8.10	$7.44	$9.01	$9.46	$8.68
Total ReturnE,F	9.98%	(15.80)%	(3.67)%	11.42%	6.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.00%	1.92%	1.92%	1.93%	1.89%
Expenses net of fee waivers, if any	1.90%	1.90%	1.90%	1.90%	1.89%
Expenses net of all reductions	1.89%	1.89%	1.90%	1.88%	1.86%
Net investment income (loss)	1.65%	1.22%	1.15%	1.55%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$2,580	$2,003	$2,465	$3,465	$3,336
Portfolio turnover rateI	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.039 per share.

 C Total distributions of $.20 per share is comprised of distributions from net investment income of $.122 and distributions from net realized gain of $.074 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.39	$8.93	$9.39	$8.62	$8.24
Income from Investment Operations
Net investment income (loss)A	.09	.06	.06	.09	.11
Net realized and unrealized gain (loss)	.60	(1.48)	(.46)	.83	.35
Total from investment operations	.69	(1.42)	(.40)	.92	.46
Distributions from net investment income	(.02)	(.08)	(.06)	(.08)	(.08)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.02)	(.12)	(.06)	(.15)	(.08)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.06	$7.39	$8.93	$9.39	$8.62
Total ReturnC,D	9.33%	(16.08)%	(4.24)%	10.83%	5.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.47%	2.41%	2.40%	2.42%	2.37%
Expenses net of fee waivers, if any	2.40%	2.40%	2.40%	2.40%	2.37%
Expenses net of all reductions	2.39%	2.39%	2.40%	2.38%	2.35%
Net investment income (loss)	1.15%	.72%	.65%	1.05%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$6,269	$4,104	$6,662	$6,782	$7,770
Portfolio turnover rateG	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.50	$9.08	$9.52	$8.75	$8.37
Income from Investment Operations
Net investment income (loss)A	.16	.14	.16	.18	.20
Net realized and unrealized gain (loss)	.61	(1.51)	(.47)	.84	.35
Total from investment operations	.77	(1.37)	(.31)	1.02	.55
Distributions from net investment income	(.13)	(.17)	(.13)	(.18)	(.17)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.13)	(.21)	(.13)	(.25)	(.17)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.14	$7.50	$9.08	$9.52	$8.75
Total ReturnC	10.54%	(15.33)%	(3.21)%	11.90%	6.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.46%	1.39%	1.37%	1.40%	1.37%
Expenses net of fee waivers, if any	1.40%	1.38%	1.37%	1.40%	1.37%
Expenses net of all reductions	1.39%	1.38%	1.37%	1.38%	1.34%
Net investment income (loss)	2.15%	1.74%	1.68%	2.05%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$76,193	$67,521	$96,784	$110,265	$111,441
Portfolio turnover rateF	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.50	$9.08	$9.52	$8.75	$8.37
Income from Investment Operations
Net investment income (loss)A	.17	.15	.16	.19	.21
Net realized and unrealized gain (loss)	.61	(1.51)	(.46)	.84	.35
Total from investment operations	.78	(1.36)	(.30)	1.03	.56
Distributions from net investment income	(.14)	(.18)	(.14)	(.19)	(.18)
Distributions from net realized gain	–	(.04)	–	(.07)	–
Total distributions	(.14)	(.22)	(.14)	(.26)	(.18)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$8.14	$7.50	$9.08	$9.52	$8.75
Total ReturnC	10.69%	(15.23)%	(3.09)%	12.05%	6.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.31%	1.25%	1.26%	1.30%	1.28%
Expenses net of fee waivers, if any	1.31%	1.25%	1.26%	1.30%	1.28%
Expenses net of all reductions	1.30%	1.24%	1.26%	1.28%	1.25%
Net investment income (loss)	2.24%	1.88%	1.79%	2.15%	2.43%
Supplemental Data
Net assets, end of period (000 omitted)	$5,807	$3,478	$5,596	$10,231	$8,586
Portfolio turnover rateF	54%	50%	38%	64%	30%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$20,876,797
Gross unrealized depreciation	(5,915,293)
Net unrealized appreciation (depreciation) on securities	$14,961,504
Tax Cost	$83,728,416

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,115,476
Capital loss carryforward	$(23,384,568)
Net unrealized appreciation (depreciation) on securities and other investments	$14,961,843

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2018	$(1,624,705)
No expiration
Short-term	(4,750,173)
Long-term	(17,009,690)
Total no expiration	(21,759,863)
Total capital loss carryforward	$(23,384,568)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$1,323,710	$ 2,596,341

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $53,982,586 and $45,754,672, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Class I. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$15,166	$–
Class T	.25%	.25%	10,642	–
Class B	.75%	.25%	915	686
Class C	.75%	.25%	49,671	6,003
			$76,394	$6,689

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,731
Class T	1,104
Class B(a)	–
Class C(a)	157
$3,992

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$17,232.28
Class T	7,230.34
Class B	256.28
Class C	15,151.30
Emerging Europe, Middle East, Africa (EMEA)	199,119.29
Class I	5,643.16
	$244,631

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $218 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $529. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.65%	$2,593
Class T	1.90%	2,233
Class B	2.40%	105
Class C	2.40%	3,612
Emerging Europe, Middle East, Africa (EMEA)	1.40%	43,649
		$52,192

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,783 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $534.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$80,414	$113,464
Class T	18,230	35,916
Class B	201	1,835
Class C	9,270	58,320
Emerging Europe, Middle East, Africa (EMEA)	1,152,813	1,776,301
Class I	62,782	105,734
Total	$1,323,710	$2,091,570
From net realized gain
Class A	$–	$32,778
Class T	–	11,206
Class B	–	1,213
Class C	–	29,160
Emerging Europe, Middle East, Africa (EMEA)	–	407,505
Class I	–	22,909
Total	$–	$504,771

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	455,903	200,433	$3,437,125	$1,636,757
Reinvestment of distributions	10,903	16,251	75,669	135,531
Shares redeemed	(272,430)	(315,855)	(1,968,300)	(2,546,115)
Net increase (decrease)	194,376	(99,171)	$1,544,494	$(773,827)
Class T
Shares sold	127,263	86,058	$957,632	$721,254
Reinvestment of distributions	2,627	5,631	18,230	46,793
Shares redeemed	(80,720)	(96,309)	(600,724)	(767,911)
Net increase (decrease)	49,170	(4,620)	$375,138	$136
Class B
Shares sold	6,222	3,390	$48,688	$28,032
Reinvestment of distributions	29	349	201	2,936
Shares redeemed	(30,363)	(12,164)	(224,475)	(100,803)
Net increase (decrease)	(24,112)	(8,425)	$(175,586)	$(69,835)
Class C
Shares sold	511,536	210,315	$3,858,488	$1,702,630
Reinvestment of distributions	776	8,117	5,381	67,210
Shares redeemed	(290,654)	(408,507)	(2,107,856)	(3,365,409)
Net increase (decrease)	221,658	(190,075)	$1,756,013	$(1,595,569)
Emerging Europe, Middle East, Africa (EMEA)
Shares sold	3,096,394	1,440,703	$23,505,412	$11,732,025
Reinvestment of distributions	155,366	247,446	1,078,225	2,063,699
Shares redeemed	(2,896,341)	(3,348,545)	(21,342,473)	(27,229,428)
Net increase (decrease)	355,419	(1,660,396)	$3,241,164	$(13,433,704)
Class I
Shares sold	627,690	131,915	$5,110,628	$1,069,757
Reinvestment of distributions	7,594	12,912	52,629	107,558
Shares redeemed	(385,176)	(297,795)	(2,838,587)	(2,411,162)
Net increase (decrease)	250,108	(152,968)	$2,324,670	$(1,233,847)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.65%
Actual		$1,000.00	$1,041.00	$8.47
Hypothetical-C		$1,000.00	$1,016.84	$8.36
Class T	1.90%
Actual		$1,000.00	$1,038.50	$9.74
Hypothetical-C		$1,000.00	$1,015.58	$9.63
Class C	2.40%
Actual		$1,000.00	$1,036.00	$12.28
Hypothetical-C		$1,000.00	$1,013.07	$12.14
Emerging Europe, Middle East, Africa (EMEA)	1.40%
Actual		$1,000.00	$1,040.90	$7.18
Hypothetical-C		$1,000.00	$1,018.10	$7.10
Class I	1.26%
Actual		$1,000.00	$1,042.30	$6.47
Hypothetical-C		$1,000.00	$1,018.80	$6.39

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class T, Class B, Class C, Emerging Europe, Middle East, Africa (EMEA) and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund
Class A	12/07/15	$0.1428	$0.0358
Class T	12/07/15	$0.1068	$0.0358
Class B	12/07/15	$0.0448	$0.0358
Class C	12/07/15	$0.0528	$0.0358
Emerging Europe, Middle East, Africa (EMEA)	12/07/15	$0.1638	$0.0358
Class I	12/07/15	$ 0.1738	$0.0358

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EME-ANN-1216
1.861972.108

Fidelity® Series Emerging Markets Fund
Fidelity® Series Emerging Markets Fund
Class F

Fidelity® Series International Growth Fund
Fidelity® Series International Growth Fund
Class F

Fidelity® Series International Value Fund
Fidelity® Series International Value Fund
Class F

Fidelity® Series International Small Cap Fund
Fidelity® Series International Small Cap Fund
Class F

Annual Report

October 31, 2016

Contents

Fidelity® Series Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Emerging Markets Fund	11.02%	2.62%	9.94%
Class F	11.23%	2.81%	10.14%

 A From December 9, 2008

 The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Series Emerging Markets Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund, a class of the fund, on December 9, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$21,137	Fidelity® Series Emerging Markets Fund
$20,918	MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Co-Portfolio Manager Sam Polyak:  For the year, the fund's share classes returned about 11%, outperforming the 9.67% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, successful security selection drove the fund’s outperformance. Choices within the consumer discretionary sector added the most value. Picks within financials, industrials, energy and materials also lifted results. Among individual names, our non-index stake in Smiles was the biggest relative contributor. Smiles manages the frequent-flyer program of Brazilian air carrier GOL Airlines, and its stock rallied this year along with Brazilian market. Brazilian stocks benefited from prospects for the impeachment of the country’s president, which materialized in August. The fund’s financials subportfolio also benefited from its exposure to Brazil, as bank stocks such as Itau Unibanco Holding and Banco Estado Rio Grande posted strong results. Turning to detractors, security selection in health care hurt most from a sector standpoint. However, a lighter-than-benchmark stake in Brazilian bank Banco Bradesco was the fund’s biggest individual detractor. We underweighted Banco Bradesco in favor of other Latin American banks, but, in aggregate, didn't have enough exposure to this strong-performing group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Korea (South)	12.5%
Cayman Islands	10.9%
India	9.1%
Brazil	9.1%
Taiwan	8.0%
South Africa	7.1%
China	6.7%
Hong Kong	5.5%
Russia	5.4%
Other*	25.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Korea (South)	13.1%
Cayman Islands	10.2%
India	8.5%
Brazil	8.1%
China	8.1%
Taiwan	6.6%
South Africa	6.0%
Hong Kong	5.6%
Mexico	5.5%
Other*	28.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.7	97.2
Short-Term Investments and Net Other Assets (Liabilities)	1.3	2.8

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.2	3.2
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	3.5	2.2
Naspers Ltd. Class N (South Africa, Media)	3.5	2.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.3	1.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	2.4	2.0
China Mobile Ltd. (Hong Kong, Wireless Telecommunication Services)	1.8	1.8
Itau Unibanco Holding SA sponsered ADR (Brazil, Banks)	1.6	1.3
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.4	1.8
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	1.3	1.4
Ambev SA sponsored ADR (Brazil, Beverages)	1.1	1.1
	24.1

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	25.6
Information Technology	22.1	19.2
Consumer Discretionary	12.5	10.9
Energy	8.0	7.7
Consumer Staples	7.8	8.0
Materials	6.5	7.0
Industrials	5.6	6.7
Telecommunication Services	5.1	5.5
Utilities	3.0	2.7
Real Estate	2.5	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Series Emerging Markets Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value
Argentina - 0.4%
Grupo Superveille SA sponsored ADR (a)	633,652	$9,618,837
Telecom Argentina SA Class B sponsored ADR (a)	1,326,073	24,956,694
YPF SA Class D sponsored ADR	1,779,100	31,596,816

TOTAL ARGENTINA		66,172,347

Australia - 0.0%
Frontier Digital Ventures Ltd. (b)	15,575,924	6,042,789
Austria - 0.4%
Erste Group Bank AG	2,058,040	64,636,096
Bermuda - 1.3%
AGTech Holdings Ltd. (c)	74,748,000	15,613,562
Credicorp Ltd. (United States)	299,240	44,491,003
GP Investments Ltd. Class A (depositary receipt) (b)(c)	7,978,637	17,347,037
PAX Global Technology Ltd.	37,938,000	23,724,855
Shangri-La Asia Ltd.	74,510,000	81,950,384
VimpelCom Ltd. sponsored ADR	7,306,720	24,404,445

TOTAL BERMUDA		207,531,286

Brazil - 3.2%
B2W Companhia Global do Varejo (c)	9,406,294	46,206,356
BB Seguridade Participacoes SA	5,742,200	57,817,766
BR Malls Participacoes SA	3,376,600	13,519,094
Cielo SA	3,909,725	39,685,179
Companhia de Saneamento de Minas Gerais	4,079,070	42,579,766
Cosan SA Industria e Comercio	2,691,800	36,194,253
Direcional Engenharia SA (b)	13,592,100	23,505,135
FPC Par Corretora de Seguros (b)	10,796,500	51,039,845
Minerva SA (b)(c)	12,847,500	40,691,800
Smiles SA (b)	7,533,600	137,502,361

TOTAL BRAZIL		488,741,555

British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (c)	1,939,501	31,749,631
Canada - 0.5%
Pan American Silver Corp.	3,200,800	51,308,824
Torex Gold Resources, Inc. (c)	1,079,590	20,081,839

TOTAL CANADA		71,390,663

Cayman Islands - 10.7%
51job, Inc. sponsored ADR (a)(c)	900,100	30,603,400
58.com, Inc. ADR (a)(c)	3,521,522	147,375,696
Alibaba Group Holding Ltd. sponsored ADR (c)	3,627,606	368,891,254
Bitauto Holdings Ltd. ADR (a)(c)	2,306,460	58,883,924
BizLink Holding, Inc.	2,755,277	13,982,407
China State Construction International Holdings Ltd.	31,906,000	46,652,274
CK Hutchison Holdings Ltd.	2,784,270	34,446,391
Ctrip.com International Ltd. ADR (c)	407,900	18,008,785
Fang Holdings Ltd. ADR (a)(c)	4,852,295	16,158,142
Haitian International Holdings Ltd.	15,980,000	32,967,359
Himax Technologies, Inc. sponsored ADR (a)	2,271,100	17,828,135
JD.com, Inc. sponsored ADR (c)	5,230,300	135,726,285
Sino Biopharmaceutical Ltd.	73,576,000	51,513,778
Sunny Optical Technology Group Co. Ltd.	1,102,000	5,385,279
Tencent Holdings Ltd.	20,225,099	536,012,385
Uni-President China Holdings Ltd.	110,383,000	74,722,070
Vipshop Holdings Ltd. ADR (c)	4,835,300	66,098,551

TOTAL CAYMAN ISLANDS		1,655,256,115

Chile - 1.8%
Compania Cervecerias Unidas SA sponsored ADR (a)	2,722,400	58,531,600
CorpBanca SA	4,311,584,171	39,042,008
Enersis SA	253,001,673	42,798,268
Inversiones La Construccion SA	2,686,616	32,882,482
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	1,492,200	43,661,772
Vina Concha y Toro SA	34,096,719	59,453,420

TOTAL CHILE		276,369,550

China - 6.7%
Anhui Conch Cement Co. Ltd. (H Shares)	15,521,500	43,028,831
BBMG Corp. (H Shares)	156,886,500	57,450,169
China Life Insurance Co. Ltd. (H Shares)	36,870,900	91,282,524
China Longyuan Power Grid Corp. Ltd. (H Shares)	46,844,410	35,817,879
China Pacific Insurance (Group) Co. Ltd. (H Shares)	27,954,894	101,106,276
China Petroleum & Chemical Corp. (H Shares)	63,186,000	45,696,184
China Shenhua Energy Co. Ltd. (H Shares)	24,125,500	50,207,344
China Suntien Green Energy Corp. Ltd. (H Shares)	27,059,750	3,628,645
China Telecom Corp. Ltd. (H Shares)	88,048,882	45,525,594
Industrial & Commercial Bank of China Ltd. (H Shares)	353,319,400	212,076,335
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	13,671,079	36,297,221
Kweichow Moutai Co. Ltd. (A Shares)	1,429,129	67,060,947
Maanshan Iron & Steel Ltd. (H Shares) (a)(c)	72,204,000	16,478,661
PICC Property & Casualty Co. Ltd. (H Shares)	34,964,500	56,624,497
Qingdao Haier Co. Ltd.	53,518,837	78,827,296
Shanghai International Airport Co. Ltd. (A Shares)	8,259,398	33,045,881
Tsingtao Brewery Co. Ltd. (H Shares)	6,900,000	27,580,249
Zhengzhou Yutong Bus Co. Ltd.	11,884,554	37,798,066

TOTAL CHINA		1,039,532,599

Colombia - 0.3%
Bancolombia SA sponsored ADR	1,160,311	44,416,705
Czech Republic - 0.3%
MONETA Money Bank A/S	11,024,800	38,444,363
Egypt - 0.1%
Global Telecom Holding GDR (c)	6,624,856	13,580,955
Qalaa Holdings SAE (c)	42,580,600	3,404,549

TOTAL EGYPT		16,985,504

Greece - 0.4%
Titan Cement Co. SA (Reg.)	2,474,800	57,512,787
Hong Kong - 5.5%
AIA Group Ltd.	10,845,120	68,450,158
China Mobile Ltd.	5,507,295	63,093,744
China Mobile Ltd. sponsored ADR	3,708,070	212,954,460
China Resources Beer Holdings Co. Ltd.	50,634,666	107,725,692
China Resources Power Holdings Co. Ltd.	20,713,397	35,200,930
CNOOC Ltd.	132,184,000	166,323,728
Far East Horizon Ltd.	121,017,750	110,476,455
Sinotruk Hong Kong Ltd.	42,356,000	23,429,317
Techtronic Industries Co. Ltd.	17,159,000	64,604,419

TOTAL HONG KONG		852,258,903

India - 9.1%
Adani Ports & Special Economic Zone	15,288,386	70,362,084
Axis Bank Ltd.	6,364,422	46,455,531
Bharti Infratel Ltd.	6,722,948	34,836,538
Coal India Ltd.	13,702,048	66,717,565
Dalmia Bharat Ltd.	28,836	889,369
Edelweiss Financial Services Ltd. (c)	17,215,609	31,486,247
Eicher Motors Ltd.	123,870	44,604,412
Grasim Industries Ltd.	1,157,423	16,786,011
Housing Development Finance Corp. Ltd.	3,811,126	79,512,904
ICICI Bank Ltd. (c)	7,522,446	31,304,543
ICICI Bank Ltd. sponsored ADR	2,433,600	20,174,544
ITC Ltd.	23,667,964	86,255,052
JK Cement Ltd.	3,180,810	45,078,457
Larsen & Toubro Ltd.	2,663,943	59,133,105
LIC Housing Finance Ltd.	5,456,295	47,667,108
Lupin Ltd.	4,182,662	93,324,683
Petronet LNG Ltd.	7,752,511	45,186,357
Phoenix Mills Ltd.	6,619,816	37,418,256
Power Grid Corp. of India Ltd.	38,796,765	102,305,748
Reliance Industries Ltd.	7,200,936	113,883,160
SREI Infrastructure Finance Ltd. (b)(c)	41,882,982	45,678,231
State Bank of India	20,668,933	79,942,264
Sun Pharmaceutical Industries Ltd.	9,194,697	102,470,454
Tata Consultancy Services Ltd.	3,034,412	109,116,183

TOTAL INDIA		1,410,588,806

Indonesia - 1.6%
PT Astra International Tbk	145,034,900	91,424,897
PT Bank Mandiri (Persero) Tbk	45,457,900	40,041,533
PT Bank Rakyat Indonesia Tbk	72,143,200	67,454,555
PT Kalbe Farma Tbk	164,657,800	21,957,739
PT Link Net Tbk	52,028,841	19,937,477

TOTAL INDONESIA		240,816,201

Israel - 0.5%
Bezeq The Israel Telecommunication Corp. Ltd.	43,978,337	79,902,252
Japan - 1.8%
Alps Electric Co. Ltd.	857,500	20,605,512
DeNA Co. Ltd.	410,800	13,240,240
Nexon Co. Ltd.	1,219,200	20,810,222
Nissha Printing Co. Ltd. (a)	745,800	18,084,957
Rakuten, Inc.	2,571,300	29,729,200
Sony Corp.	878,700	27,695,084
Sumco Corp.	3,256,300	34,218,009
Suzuki Motor Corp.	3,131,900	111,394,937

TOTAL JAPAN		275,778,161

Korea (South) - 11.3%
AMOREPACIFIC Group, Inc.	352,298	45,586,777
Daou Technology, Inc.	2,478,272	44,852,464
Duk San Neolux Co. Ltd. (c)	319,937	8,251,891
EO Technics Co. Ltd.	129,790	7,149,057
Fila Korea Ltd. (b)	670,598	51,126,461
Hanon Systems	3,488,604	32,636,415
Hyundai Fire & Marine Insurance Co. Ltd.	1,391,463	43,005,903
Hyundai Glovis Co. Ltd.	266,616	40,443,868
Hyundai Industrial Development & Construction Co.	857,741	36,371,809
Hyundai Mobis	476,970	114,263,789
InterPark INT Corp. (b)	3,068,694	30,049,593
Kakao Corp.	120,045	8,018,709
KB Financial Group, Inc.	3,759,221	139,214,574
KEPCO Plant Service & Engineering Co. Ltd.	515,113	24,725,316
Korea Electric Power Corp.	1,501,984	65,004,943
Korea Express Co. Ltd. (c)	110,546	19,427,015
Korean Reinsurance Co. (b)	7,317,390	75,492,743
KT Corp.	571,148	16,118,892
KT Corp. sponsored ADR (a)	234,100	3,743,259
LG Chemical Ltd.	200,055	43,115,490
LG Display Co. Ltd.	1,627,505	38,929,875
NCSOFT Corp.	204,777	47,355,873
Samsung Electronics Co. Ltd.	354,630	508,184,506
Samsung Fire & Marine Insurance Co. Ltd.	84,342	21,495,594
Samsung SDI Co. Ltd.	599,157	49,399,133
Shinhan Financial Group Co. Ltd.	3,890,398	149,152,530
Shinhan Financial Group Co. Ltd. sponsored ADR	22,600	873,264
SK Hynix, Inc.	980,536	35,149,115
SK Telecom Co. Ltd.	9,914	1,944,301
SK Telecom Co. Ltd. sponsored ADR	1,630,300	35,622,055
Viatron Technologies, Inc.	593,068	10,448,322

TOTAL KOREA (SOUTH)		1,747,153,536

Mauritius - 0.2%
MakeMyTrip Ltd. (a)(c)	1,185,696	33,673,766
Mexico - 4.9%
America Movil S.A.B. de CV Series L sponsored ADR	3,040,920	39,957,689
Banregio Grupo Financiero S.A.B. de CV (a)	3,999,971	26,207,947
CEMEX S.A.B. de CV sponsored ADR	8,432,812	73,196,808
El Puerto de Liverpool S.A.B. de CV Class C	5,200,400	54,510,515
Fibra Uno Administracion SA de CV	33,814,100	64,529,633
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	5,470,600	52,876,774
Grupo Comercial Chedraui S.A.B. de CV	12,170,788	27,147,792
Grupo Financiero Banorte S.A.B. de CV Series O	33,258,400	195,862,256
Infraestructura Energetica Nova S.A.B. de CV	9,943,200	44,021,320
Macquarie Mexican (REIT) (b)	71,932,213	90,614,570
Promotora y Operadora de Infraestructura S.A.B. de CV	3,110,025	34,767,911
Wal-Mart de Mexico SA de CV Series V	25,831,500	54,653,282

TOTAL MEXICO		758,346,497

Netherlands - 0.9%
Altice NV Class B (c)	1,149,493	21,394,768
Cnova NV (a)(c)	1,600,608	8,579,259
Hangzhou Hikvision Digital Technology Co. Ltd. ELS (BNP Paribas Warrant Program) warrants 9/29/17 (c)(d)	10,192,900	36,915,754
Yandex NV Series A (c)	3,404,180	67,028,304

TOTAL NETHERLANDS		133,918,085

Nigeria - 0.3%
Guaranty Trust Bank PLC	61,718,922	4,600,776
Guaranty Trust Bank PLC GDR (Reg. S)	4,534,017	18,045,388
Transnational Corp. of Nigeria PLC (c)	1,190,421,518	3,436,268
Zenith Bank PLC	526,686,758	24,559,224

TOTAL NIGERIA		50,641,656

Pakistan - 0.4%
Habib Bank Ltd.	30,750,600	65,632,578
Panama - 0.4%
Copa Holdings SA Class A	645,900	59,571,357
Philippines - 0.9%
Alliance Global Group, Inc.	85,280,500	25,110,727
Metropolitan Bank & Trust Co.	35,294,087	59,249,203
Robinsons Land Corp.	92,061,670	58,834,155

TOTAL PHILIPPINES		143,194,085

Romania - 0.1%
Banca Transilvania SA	39,141,395	22,075,800
Russia - 5.4%
Lukoil PJSC sponsored ADR	3,237,700	157,837,875
Magnit OJSC GDR (Reg. S)	2,636,800	104,654,592
MegaFon PJSC (c)	1,766,040	16,768,693
MegaFon PJSC GDR	1,005,100	9,578,603
MMC Norilsk Nickel PJSC sponsored ADR	5,671,700	85,529,236
Mobile TeleSystems OJSC (c)	8,912,850	31,445,024
Mobile TeleSystems OJSC sponsored ADR	629,200	4,851,132
NOVATEK OAO GDR (Reg. S)	887,100	94,830,990
Rosneft Oil Co. OJSC (c)	12,433,000	68,174,247
Sberbank of Russia (c)	31,669,810	73,716,205
Sberbank of Russia sponsored ADR	13,641,831	129,460,976
Sistema JSFC (c)	67,498,200	20,520,539
Sistema JSFC sponsored GDR	786,300	5,873,661
Unipro PJSC (c)	782,571,400	36,017,324

TOTAL RUSSIA		839,259,097

Singapore - 0.7%
Ascendas Real Estate Investment Trust	37,156,100	63,295,567
First Resources Ltd.	28,640,700	37,467,079

TOTAL SINGAPORE		100,762,646

South Africa - 7.1%
Alexander Forbes Group Holdings Ltd.	48,685,097	22,097,176
Aspen Pharmacare Holdings Ltd.	2,360,382	51,418,560
Barclays Africa Group Ltd.	4,822,101	55,917,954
Bidcorp Ltd.	2,411,145	42,514,117
Bidvest Group Ltd.	3,787,245	47,021,243
Imperial Holdings Ltd.	7,010,400	88,551,874
JSE Ltd.	1,905,292	22,222,696
Life Healthcare Group Holdings Ltd.	15,883,300	42,406,512
Naspers Ltd. Class N	3,195,600	535,588,129
Nedbank Group Ltd.	2,307,300	37,731,317
Sasol Ltd.	819,000	22,616,679
Shoprite Holdings Ltd.	6,320,700	93,284,086
Telkom SA Ltd.	8,584,600	39,606,783

TOTAL SOUTH AFRICA		1,100,977,126

Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA	9,598,398	69,095,860
Taiwan - 8.0%
Advantech Co. Ltd.	7,924,000	64,591,338
Boardtek Electronics Corp.	10,592,000	10,515,235
Chroma ATE, Inc.	6,959,000	17,679,747
E.SUN Financial Holdings Co. Ltd.	71,710,420	40,826,618
eMemory Technology, Inc.	953,000	10,125,918
Hermes Microvision, Inc.	438,000	19,379,609
Hon Hai Precision Industry Co. Ltd. (Foxconn)	13,486,000	36,486,220
HTC Corp. (c)	2,346,000	6,875,379
King's Town Bank	28,696,000	23,527,653
Largan Precision Co. Ltd.	835,000	98,917,646
MediaTek, Inc.	6,751,000	51,389,695
Taiwan Cement Corp.	66,350,000	79,653,250
Taiwan Fertilizer Co. Ltd.	15,211,000	20,407,736
Taiwan Semiconductor Manufacturing Co. Ltd.	104,891,284	630,069,030
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	469,801	14,610,811
Universal Cement Corp.	25,285,914	19,689,144
Vanguard International Semiconductor Corp.	11,379,000	23,242,704
Wistron NeWeb Corp.	5,829,800	16,253,213
Yuanta Financial Holding Co. Ltd.	144,209,206	53,972,394

TOTAL TAIWAN		1,238,213,340

Thailand - 2.0%
Jasmine Broadband Internet Infrastructure Fund	71,462,900	24,679,303
Kasikornbank PCL (For. Reg.)	21,810,204	107,066,859
PTT Global Chemical PCL (For. Reg.)	32,737,500	56,061,363
PTT PCL (For. Reg.)	7,695,900	75,998,042
Star Petroleum Refining PCL	75,862,700	27,281,342
Thai Union Frozen Products PCL (For. Reg.)	38,492,900	23,840,055

TOTAL THAILAND		314,926,964

Turkey - 1.4%
Aselsan A/S	8,562,000	26,010,439
Bim Birlesik Magazalar A/S JSC	3,467,000	56,471,455
Enka Insaat ve Sanayi A/S	14,312,550	21,832,507
Tupras Turkiye Petrol Rafinelleri A/S	3,349,796	68,257,134
Turkiye Garanti Bankasi A/S	14,314,500	38,906,018

TOTAL TURKEY		211,477,553

United Arab Emirates - 1.1%
DP World Ltd.	2,410,405	43,266,770
Emaar Properties PJSC	34,144,306	64,794,188
First Gulf Bank PJSC	18,699,354	58,547,645

TOTAL UNITED ARAB EMIRATES		166,608,603

United Kingdom - 0.3%
Fresnillo PLC	1,999,500	40,137,163
United States of America - 0.4%
Cognizant Technology Solutions Corp. Class A (c)	693,672	35,620,057
First Cash Financial Services, Inc.	590,800	27,885,760

TOTAL UNITED STATES OF AMERICA		63,505,817

TOTAL COMMON STOCKS
(Cost $12,385,897,697)		14,083,297,842

Preferred Stocks - 7.3%
Convertible Preferred Stocks - 0.2%
Cayman Islands - 0.2%
China Internet Plus Holdings Ltd. Series A-11 (e)	7,577,282	29,253,613
Nonconvertible Preferred Stocks - 7.1%
Brazil - 5.9%
Ambev SA sponsored ADR	29,360,300	173,225,770
Banco do Estado Rio Grande do Sul SA	9,061,136	38,606,344
Companhia Paranaense de Energia-Copel:
(PN-B)	154,100	1,764,522
(PN-B) sponsored ADR (a)	5,212,013	59,469,068
Itau Unibanco Holding SA sponsored ADR	21,393,994	255,230,348
Metalurgica Gerdau SA (PN) (b)(c)	37,824,122	56,285,896
Petroleo Brasileiro SA - Petrobras (PN) sponsored (non-vtg.) (c)	14,005,200	154,897,512
Telefonica Brasil SA	4,003,400	57,918,863
Vale SA (PN-A) sponsored ADR	19,026,000	122,527,440
		919,925,763
Korea (South) - 1.2%
Hyundai Motor Co. Series 2	572,700	50,322,272
Samsung Electronics Co. Ltd.	86,671	99,799,089
Samsung Fire & Marine Insurance Co. Ltd.	191,001	31,561,994
		181,683,355

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,101,609,118

TOTAL PREFERRED STOCKS
(Cost $889,777,693)		1,130,862,731
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.27% to 0.33% 11/3/16 to 1/19/17 (f) (Cost $3,059,211)	3,060,000	3,059,323
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.41% (g)	274,893,424	274,975,892
Fidelity Securities Lending Cash Central Fund 0.48% (g)(h)	99,831,545	99,851,512
TOTAL MONEY MARKET FUNDS
(Cost $374,757,711)		374,827,404
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $13,653,492,312)		15,592,047,300
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(131,377,170)
NET ASSETS - 100%		$15,460,670,130

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,006 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	Dec. 2016	45,446,050	$41,090

The face value of futures purchased as a percentage of Net Assets is 0.3%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated company

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,915,754 or 0.2% of net assets.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,253,613 or 0.2% of net assets.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,127,328.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$23,950,652

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,998,029
Fidelity Securities Lending Cash Central Fund	875,958
Total	$2,873,987

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Aquarius Platinum Ltd. (Australia)	$15,805,131	$--	$--	$--	$--
China Suntien Green Energy Corp. Ltd. (H Shares)	18,471,705	1,654,608	10,943,686	187,935	--
Direcional Engenharia SA	12,974,783	201,995	1,042,836	1,118,109	23,505,135
Fila Korea Ltd.	57,918,933	4,383,793	3,491,849	112,515	51,126,461
FPC Par Corretora de Seguros	21,739,477	13,778,209	4,139,849	2,356,610	51,039,845
Frontier Digital Ventures Ltd.	--	1,126,302	--	--	6,042,789
GP Investments Ltd. Class A (depositary receipt)	17,741,993	--	3,249,032	--	17,347,037
InterPark INT Corp.	--	47,996,397	--	160,455	30,049,593
Korean Reinsurance Co.	75,545,757	15,371,044	4,560,300	1,474,511	75,492,743
Macquarie Mexican (REIT)	99,884,761	1,695,026	1,786,051	7,114,348	90,614,570
Metalurgica Gerdau SA (PN)	--	18,809,798	1,386,192	--	56,285,896
Minerva SA	40,386,125	2,654,775	595,203	--	40,691,800
Smiles SA	23,204,758	62,995,986	15,124,164	5,588,045	137,502,361
SREI Infrastructure Finance Ltd.	30,184,892	--	2,264,636	312,244	45,678,231
Total	$413,858,315	$170,667,933	$48,583,798	$18,424,772	$625,376,461

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,968,666,933	$1,911,718,236	$27,695,084	$29,253,613
Consumer Staples	1,217,163,056	1,217,163,056	--	--
Energy	1,229,327,873	994,691,282	234,636,591	--
Financials	3,526,311,050	2,832,663,722	693,647,328	--
Health Care	363,091,726	363,091,726	--	--
Industrials	876,535,389	876,535,389	--	--
Information Technology	3,411,369,257	2,206,357,967	1,205,011,290	--
Materials	957,132,137	940,346,126	16,786,011	--
Real Estate	393,005,463	393,005,463	--	--
Telecommunication Services	803,141,653	690,539,692	112,601,961	--
Utilities	468,416,036	403,411,093	65,004,943	--
Government Obligations	3,059,323	--	3,059,323	--
Money Market Funds	374,827,404	374,827,404	--	--
Total Investments in Securities:	$15,592,047,300	$13,204,351,156	$2,358,442,531	$29,253,613
Derivative Instruments:
Assets
Futures Contracts	$41,090	$41,090	$--	$--
Total Assets	$41,090	$41,090	$--	$--
Total Derivative Instruments:	$41,090	$41,090	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$2,731,479,859

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$41,090	$0
Total Equity Risk	41,090	0
Total Value of Derivatives	$41,090	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $95,623,817) — See accompanying schedule: Unaffiliated issuers (cost $12,700,073,885)	$14,591,843,435
Fidelity Central Funds (cost $374,757,711)	374,827,404
Other affiliated issuers (cost $578,660,716)	625,376,461
Total Investments (cost $13,653,492,312)		$15,592,047,300
Foreign currency held at value (cost $13,768,656)		13,774,323
Receivable for investments sold		36,872,085
Receivable for fund shares sold		4,562,955
Dividends receivable		7,025,245
Distributions receivable from Fidelity Central Funds		275,925
Receivable for daily variation margin for derivative instruments		231,380
Prepaid expenses		38,050
Other receivables		2,205,096
Total assets		15,657,032,359
Liabilities
Payable for investments purchased	$62,536,169
Payable for fund shares redeemed	8,461,723
Accrued management fee	10,319,311
Other affiliated payables	1,098,344
Other payables and accrued expenses	14,114,819
Collateral on securities loaned, at value	99,831,863
Total liabilities		196,362,229
Net Assets		$15,460,670,130
Net Assets consist of:
Paid in capital		$14,782,485,604
Undistributed net investment income		151,855,674
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,400,218,345)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,926,547,197
Net Assets		$15,460,670,130
Series Emerging Markets:
Net Asset Value, offering price and redemption price per share ($6,998,218,573 ÷ 416,883,045 shares)		$16.79
Class F:
Net Asset Value, offering price and redemption price per share ($8,462,451,557 ÷ 502,299,098 shares)		$16.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends (including $18,424,772 earned from other affiliated issuers)		$339,681,412
Interest		42,313
Income from Fidelity Central Funds		2,873,987
Income before foreign taxes withheld		342,597,712
Less foreign taxes withheld		(34,820,952)
Total income		307,776,760
Expenses
Management fee	$107,919,964
Transfer agent fees	10,176,167
Accounting and security lending fees	1,936,279
Custodian fees and expenses	7,539,614
Independent trustees' fees and expenses	56,746
Registration fees	72,881
Audit	155,569
Legal	37,295
Miscellaneous	100,581
Total expenses before reductions	127,995,096
Expense reductions	(853,170)	127,141,926
Net investment income (loss)		180,634,834
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(369,576,594)
Fidelity Central Funds	21,475
Other affiliated issuers	(55,049,337)
Foreign currency transactions	642,603
Futures contracts	21,886,546
Total net realized gain (loss)		(402,075,307)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $11,161,621)	1,936,076,758
Assets and liabilities in foreign currencies	(47,476)
Futures contracts	(5,267,279)
Total change in net unrealized appreciation (depreciation)		1,930,762,003
Net gain (loss)		1,528,686,696
Net increase (decrease) in net assets resulting from operations		$1,709,321,530

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$180,634,834	$152,994,942
Net realized gain (loss)	(402,075,307)	(735,166,832)
Change in net unrealized appreciation (depreciation)	1,930,762,003	(961,074,063)
Net increase (decrease) in net assets resulting from operations	1,709,321,530	(1,543,245,953)
Distributions to shareholders from net investment income	(158,339,864)	(89,825,646)
Share transactions - net increase (decrease)	1,997,447,805	3,499,387,207
Total increase (decrease) in net assets	3,548,429,471	1,866,315,608
Net Assets
Beginning of period	11,912,240,659	10,045,925,051
End of period	$15,460,670,130	$11,912,240,659
Other Information
Undistributed net investment income end of period	$151,855,674	$129,474,166

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Emerging Markets Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.31	$17.77	$17.56	$16.25	$16.06
Income from Investment Operations
Net investment income (loss)A	.19	.21B	.21	.20	.21
Net realized and unrealized gain (loss)	1.47	(2.53)	.17	1.34	.59
Total from investment operations	1.66	(2.32)	.38	1.54	.80
Distributions from net investment income	(.18)	(.14)	(.17)	(.22)	(.09)
Distributions from net realized gain	–	–	(.01)	(.01)	(.52)
Total distributions	(.18)	(.14)	(.17)C	(.23)	(.61)
Net asset value, end of period	$16.79	$15.31	$17.77	$17.56	$16.25
Total ReturnD	11.02%	(13.14)%	2.20%	9.59%	5.40%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.03%	1.04%	1.06%	1.09%	1.10%
Expenses net of fee waivers, if any	1.03%	1.04%	1.06%	1.09%	1.10%
Expenses net of all reductions	1.03%	1.03%	1.06%	1.06%	1.07%
Net investment income (loss)	1.24%	1.29%B	1.18%	1.22%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$6,998,219	$5,571,493	$4,837,497	$3,623,928	$3,182,644
Portfolio turnover rateG	45%	64%	93%	79%	80%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

 C Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.006 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Emerging Markets Fund Class F

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.36	$17.83	$17.62	$16.30	$16.11
Income from Investment Operations
Net investment income (loss)A	.21	.24B	.24	.23	.25
Net realized and unrealized gain (loss)	1.49	(2.54)	.17	1.35	.58
Total from investment operations	1.70	(2.30)	.41	1.58	.83
Distributions from net investment income	(.21)	(.17)	(.19)	(.26)	(.12)
Distributions from net realized gain	–	–	(.01)	(.01)	(.52)
Total distributions	(.21)	(.17)	(.20)	(.26)C	(.64)
Net asset value, end of period	$16.85	$15.36	$17.83	$17.62	$16.30
Total ReturnD	11.23%	(13.02)%	2.35%	9.84%	5.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.88%	.89%	.90%	.90%
Expenses net of fee waivers, if any	.87%	.88%	.89%	.90%	.90%
Expenses net of all reductions	.86%	.87%	.89%	.88%	.87%
Net investment income (loss)	1.41%	1.45%B	1.35%	1.40%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$8,462,452	$6,340,748	$5,208,429	$3,490,320	$2,570,780
Portfolio turnover rateG	45%	64%	93%	79%	80%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

 C Total distributions of $.26 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Growth Fund	(3.10)%	7.03%	5.91%
Class F	(2.85)%	7.22%	6.12%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund, a class of the fund, on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

Period Ending Values
$14,870	Fidelity® Series International Growth Fund
$13,688	MSCI EAFE Growth Index

Fidelity® Series International Growth Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  The fund’s share classes returned about -3% for the fiscal year, roughly in line with the -3.07% return of the MSCI EAFE Growth Index. Relative to the benchmark, the fund was hurt the most by its positioning in Japan, where subpar security selection hampered results, as did underexposure to a stronger yen. Poor stock picking in the U.K. also detracted – especially a position in Associated British Foods. Although a weaker British pound hurt our absolute performance, an underweight stance proved favorable versus the index. Also, on the positive side, we benefited from out-of-benchmark stock picking in the U.S. – where many of our globally oriented holdings happen to be domiciled – and in emerging markets. In sector terms, the fund was hurt by stock picking in real estate as well as a combination of security selection and an unfavorable overweighting in industrials. Within health care, the fund was hindered by investments in drug manufacturers Novo Nordisk and Novartis, based in Denmark and Switzerland, respectively. In contrast, the fund was well-positioned in technology and also saw good stock selection in consumer discretionary. Within tech, out-of-benchmark fund holding Taiwan Semiconductor Manufacturing gained steadily. Elsewhere, the fund’s holding in Keyence, a Japanese maker of sensors for factory automation, also added relative value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Growth Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
United States of America*	23.9%
Japan	13.8%
Switzerland	12.5%
United Kingdom	8.8%
Spain	5.1%
Belgium	4.0%
Sweden	4.0%
Australia	4.0%
Germany	3.9%
Other	20.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United States of America*	22.1%
Japan	14.2%
United Kingdom	13.3%
Switzerland	12.8%
Spain	4.7%
Belgium	4.3%
Australia	4.0%
Sweden	3.8%
Denmark	3.1%
Other	17.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.8	95.7
Short-Term Investments and Net Other Assets (Liabilities)	5.2	4.3

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	5.5	4.9
Anheuser-Busch InBev SA NV (Belgium, Beverages)	3.5	3.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.1	3.5
CSL Ltd. (Australia, Biotechnology)	3.0	2.9
Inditex SA (Spain, Specialty Retail)	2.7	2.6
Novartis AG (Switzerland, Pharmaceuticals)	2.7	3.1
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	2.4	3.1
Visa, Inc. Class A (United States of America, IT Services)	2.3	1.9
SAP AG (Germany, Software)	2.2	1.9
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	2.2	2.5
	29.6

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	19.8	20.3
Health Care	17.9	18.6
Information Technology	15.7	13.9
Consumer Discretionary	12.9	13.2
Industrials	10.9	10.7
Financials	9.1	14.0
Materials	5.3	4.3
Real Estate	2.5	0.0
Telecommunication Services	0.4	0.3
Energy	0.3	0.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Series International Growth Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
Australia - 4.0%
CSL Ltd.	4,924,354	$376,506,046
Sydney Airport unit	8,032,050	38,248,477
Transurban Group unit	10,438,207	82,500,175

TOTAL AUSTRALIA		497,254,698

Austria - 1.6%
Andritz AG	2,767,698	144,772,160
Buwog-Gemeinnuetzige Wohnung	2,210,109	53,411,630

TOTAL AUSTRIA		198,183,790

Belgium - 4.0%
Anheuser-Busch InBev SA NV	3,845,981	441,402,328
KBC Groep NV	1,007,931	61,419,387

TOTAL BELGIUM		502,821,715

Canada - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	984,800	49,471,277
Franco-Nevada Corp.	701,500	45,914,177
Pason Systems, Inc.	3,575,569	40,652,671

TOTAL CANADA		136,038,125

Cayman Islands - 0.9%
58.com, Inc. ADR (a)(b)	1,031,900	43,185,015
Alibaba Group Holding Ltd. sponsored ADR (b)	687,700	69,932,213

TOTAL CAYMAN ISLANDS		113,117,228

Denmark - 2.2%
Jyske Bank A/S (Reg.)	1,334,500	60,562,406
Novo Nordisk A/S Series B sponsored ADR	6,129,281	217,834,647

TOTAL DENMARK		278,397,053

Finland - 0.3%
Tikkurila Oyj	1,985,479	38,251,271
France - 1.1%
Essilor International SA (a)	1,185,451	133,256,073
Germany - 3.9%
Bayer AG	2,098,900	208,399,125
SAP AG	3,190,191	281,054,009

TOTAL GERMANY		489,453,134

Hong Kong - 2.0%
AIA Group Ltd.	39,602,000	249,952,344
India - 0.8%
Housing Development Finance Corp. Ltd.	4,557,011	95,074,574
Ireland - 3.2%
CRH PLC sponsored ADR	6,810,505	219,979,312
James Hardie Industries PLC CDI	12,279,270	183,360,702

TOTAL IRELAND		403,340,014

Isle of Man - 0.4%
Playtech Ltd.	4,792,493	54,436,586
Israel - 0.3%
Azrieli Group	1,019,186	43,410,315
Italy - 0.7%
Azimut Holding SpA	1,613,606	25,896,932
Interpump Group SpA	3,440,349	55,214,523

TOTAL ITALY		81,111,455

Japan - 13.8%
Astellas Pharma, Inc.	14,658,700	217,562,414
Coca-Cola Central Japan Co. Ltd.	86,200	1,903,683
DENSO Corp.	3,324,600	144,720,120
East Japan Railway Co.	1,343,100	118,557,039
Hoya Corp.	2,571,300	107,515,500
Japan Tobacco, Inc.	4,859,000	185,056,222
Keyence Corp.	322,200	236,757,242
Misumi Group, Inc.	3,529,600	64,520,294
Mitsui Fudosan Co. Ltd.	5,634,000	128,426,404
Nintendo Co. Ltd.	238,400	57,468,750
Olympus Corp.	3,223,200	115,256,985
OSG Corp.	3,087,200	65,912,471
Seven Bank Ltd.	10,790,600	33,235,089
SHO-BOND Holdings Co. Ltd. (c)	1,496,100	72,329,808
USS Co. Ltd.	10,690,800	181,255,291

TOTAL JAPAN		1,730,477,312

Kenya - 0.4%
Safaricom Ltd.	244,964,300	47,836,118
Korea (South) - 0.7%
BGFretail Co. Ltd.	526,744	80,133,819
Samsung Biologics Co. Ltd. (b)	20,054	2,384,553

TOTAL KOREA (SOUTH)		82,518,372

Mexico - 0.6%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	792,412	75,810,056
Netherlands - 1.1%
ASML Holding NV (Netherlands)	1,351,200	142,948,821
South Africa - 1.8%
Clicks Group Ltd.	6,902,484	64,244,868
Naspers Ltd. Class N	995,310	166,815,691

TOTAL SOUTH AFRICA		231,060,559

Spain - 5.1%
Amadeus IT Holding SA Class A	3,818,800	180,259,772
Hispania Activos Inmobiliarios SA	2,473,010	30,459,458
Inditex SA	9,678,471	338,338,527
Merlin Properties Socimi SA	2,920,800	32,832,596
Prosegur Compania de Seguridad SA (Reg.)	7,701,289	55,966,076

TOTAL SPAIN		637,856,429

Sweden - 4.0%
ASSA ABLOY AB (B Shares)	15,083,417	274,117,810
Fagerhult AB	954,369	24,302,616
Intrum Justitia AB	707,800	21,824,516
Svenska Cellulosa AB (SCA) (B Shares)	3,166,300	89,708,006
Svenska Handelsbanken AB (A Shares)	6,611,013	90,128,766

TOTAL SWEDEN		500,081,714

Switzerland - 12.5%
Nestle SA (Reg. S)	9,430,767	683,861,807
Novartis AG	4,760,410	337,834,789
Roche Holding AG (participation certificate)	1,671,608	383,937,776
Schindler Holding AG:
(participation certificate)	692,593	128,712,903
(Reg.)	154,309	28,536,756

TOTAL SWITZERLAND		1,562,884,031

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	17,665,000	106,111,479
United Kingdom - 8.8%
Associated British Foods PLC	850,700	25,635,743
BAE Systems PLC	13,275,600	87,960,872
Berendsen PLC	5,439,100	64,311,048
Howden Joinery Group PLC	5,721,200	26,253,305
Informa PLC	14,194,171	116,837,900
InterContinental Hotel Group PLC ADR (a)	6,641,452	262,005,281
Prudential PLC	9,350,918	152,596,342
Reckitt Benckiser Group PLC	3,338,687	298,680,615
Rightmove PLC	603,670	27,597,619
Shaftesbury PLC	3,385,400	37,998,001
Unite Group PLC	594,258	4,026,003

TOTAL UNITED KINGDOM		1,103,902,729

United States of America - 18.7%
Alphabet, Inc. Class A	234,294	189,754,711
Autoliv, Inc. (a)	1,281,327	124,006,827
Berkshire Hathaway, Inc. Class B (b)	894,050	129,011,415
China Biologic Products, Inc. (b)	563,750	66,584,513
Domino's Pizza, Inc.	648,040	109,674,290
Martin Marietta Materials, Inc.	455,200	84,384,976
MasterCard, Inc. Class A	2,329,310	249,282,756
Mohawk Industries, Inc. (b)	855,415	157,652,985
Molson Coors Brewing Co. Class B	767,400	79,663,794
Moody's Corp.	709,300	71,298,836
MSCI, Inc.	867,200	69,540,768
Philip Morris International, Inc.	1,803,392	173,919,124
PriceSmart, Inc.	645,004	58,663,114
ResMed, Inc. (a)	1,227,900	73,391,583
Reynolds American, Inc.	2,945,300	162,227,124
S&P Global, Inc.	805,171	98,110,086
Sherwin-Williams Co.	340,100	83,276,886
SS&C Technologies Holdings, Inc.	2,000,356	63,871,367
Visa, Inc. Class A	3,527,496	291,053,694

TOTAL UNITED STATES OF AMERICA		2,335,368,849

TOTAL COMMON STOCKS
(Cost $9,620,507,330)		11,870,954,844

Money Market Funds - 5.9%
Fidelity Cash Central Fund, 0.41% (d)	578,835,501	579,009,152
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	154,355,497	154,386,368
TOTAL MONEY MARKET FUNDS
(Cost $733,267,172)		733,395,520
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $10,353,774,502)		12,604,350,364
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(86,461,857)
NET ASSETS - 100%		$12,517,888,507

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,674,178
Fidelity Securities Lending Cash Central Fund	1,858,978
Total	$3,533,156

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SHO-BOND Holdings Co. Ltd.	$61,860,089	$--	$2,777,406	$1,101,442	$72,329,808
Total	$61,860,089	$--	$2,777,406	$1,101,442	$72,329,808

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,601,306,912	$1,601,306,912	$--	$--
Consumer Staples	2,470,381,580	1,487,839,158	982,542,422	--
Energy	40,652,671	40,652,671	--	--
Financials	1,136,826,945	894,101,837	242,725,108	--
Health Care	2,240,464,004	1,090,345,347	1,150,118,657	--
Industrials	1,354,040,849	991,962,167	362,078,682	--
Information Technology	1,993,714,035	1,406,130,976	587,583,059	--
Materials	655,167,324	655,167,324	--	--
Real Estate	330,564,407	330,564,407	--	--
Telecommunication Services	47,836,118	47,836,118	--	--
Money Market Funds	733,395,519	733,395,519	--	--
Total Investments in Securities:	$12,604,350,364	$9,279,302,436	$3,325,047,928	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$182,696,164
Level 2 to Level 1	$2,150,446,580

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Growth Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $151,284,416) — See accompanying schedule: Unaffiliated issuers (cost $9,576,320,891)	$11,798,625,036
Fidelity Central Funds (cost $733,267,172)	733,395,520
Other affiliated issuers (cost $44,186,439)	72,329,808
Total Investments (cost $10,353,774,502)		$12,604,350,364
Receivable for investments sold		45,978,693
Receivable for fund shares sold		4,176,758
Dividends receivable		47,956,739
Distributions receivable from Fidelity Central Funds		228,122
Prepaid expenses		32,684
Other receivables		90,027
Total assets		12,702,813,387
Liabilities
Payable to custodian bank	$64,124
Payable for investments purchased	13,852,708
Payable for fund shares redeemed	7,251,610
Accrued management fee	8,045,616
Other affiliated payables	954,928
Other payables and accrued expenses	394,421
Collateral on securities loaned, at value	154,361,473
Total liabilities		184,924,880
Net Assets		$12,517,888,507
Net Assets consist of:
Paid in capital		$9,974,231,032
Undistributed net investment income		157,868,017
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		136,703,425
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,249,086,033
Net Assets		$12,517,888,507
Series International Growth:
Net Asset Value, offering price and redemption price per share ($5,618,983,212 ÷ 420,132,223 shares)		$13.37
Class F:
Net Asset Value, offering price and redemption price per share ($6,898,905,295 ÷ 514,180,789 shares)		$13.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends (including $1,101,442 earned from other affiliated issuers)		$248,399,275
Special dividends		41,910,809
Income from Fidelity Central Funds		3,533,156
Income before foreign taxes withheld		293,843,240
Less foreign taxes withheld		(25,626,652)
Total income		268,216,588
Expenses
Management fee
Basic fee	$84,715,372
Performance adjustment	6,052,536
Transfer agent fees	9,187,781
Accounting and security lending fees	1,891,114
Custodian fees and expenses	1,136,177
Independent trustees' fees and expenses	51,991
Registration fees	45,668
Audit	87,432
Legal	37,767
Miscellaneous	99,784
Total expenses before reductions	103,305,622
Expense reductions	(488,370)	102,817,252
Net investment income (loss)		165,399,336
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	164,485,032
Fidelity Central Funds	48,208
Other affiliated issuers	(80,591)
Foreign currency transactions	2,054,163
Total net realized gain (loss)		166,506,812
Change in net unrealized appreciation (depreciation) on: Investment securities	(655,178,746)
Assets and liabilities in foreign currencies	(1,665,404)
Total change in net unrealized appreciation (depreciation)		(656,844,150)
Net gain (loss)		(490,337,338)
Net increase (decrease) in net assets resulting from operations		$(324,938,002)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$165,399,336	$144,455,176
Net realized gain (loss)	166,506,812	260,002,474
Change in net unrealized appreciation (depreciation)	(656,844,150)	72,057,794
Net increase (decrease) in net assets resulting from operations	(324,938,002)	476,515,444
Distributions to shareholders from net investment income	(141,417,551)	(177,438,330)
Distributions to shareholders from net realized gain	(272,101,876)	(186,668,096)
Total distributions	(413,519,427)	(364,106,426)
Share transactions - net increase (decrease)	1,248,358,990	(731,969,049)
Total increase (decrease) in net assets	509,901,561	(619,560,031)
Net Assets
Beginning of period	12,007,986,946	12,627,546,977
End of period	$12,517,888,507	$12,007,986,946
Other Information
Undistributed net investment income end of period	$157,868,017	$134,692,373

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series International Growth Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.28	$14.17	$13.95	$11.55	$10.53
Income from Investment Operations
Net investment income (loss)A	.17B	.15	.17	.16	.15
Net realized and unrealized gain (loss)	(.60)	.36	.20	2.43	.99
Total from investment operations	(.43)	.51	.37	2.59	1.14
Distributions from net investment income	(.16)	(.19)	(.10)	(.19)	(.12)
Distributions from net realized gain	(.33)	(.21)	(.05)	–	(.01)
Total distributions	(.48)C	(.40)	(.15)	(.19)	(.12)D
Net asset value, end of period	$13.37	$14.28	$14.17	$13.95	$11.55
Total ReturnE	(3.10)%	3.65%	2.66%	22.72%	11.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.92%	.97%	1.04%	1.05%
Expenses net of fee waivers, if any	.94%	.91%	.97%	1.04%	1.05%
Expenses net of all reductions	.94%	.91%	.97%	1.02%	1.04%
Net investment income (loss)	1.27%B	1.06%	1.23%	1.26%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$5,618,983	$5,563,674	$6,049,347	$5,642,298	$5,045,151
Portfolio turnover rateH	26%	24%	33%	41%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

 C Total distributions of $.48 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $.326 per share.

 D Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series International Growth Fund Class F

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.32	$14.21	$13.99	$11.59	$10.57
Income from Investment Operations
Net investment income (loss)A	.19B	.18	.20	.18	.17
Net realized and unrealized gain (loss)	(.58)	.35	.19	2.43	1.00
Total from investment operations	(.39)	.53	.39	2.61	1.17
Distributions from net investment income	(.18)	(.21)	(.12)	(.21)	(.14)
Distributions from net realized gain	(.33)	(.21)	(.05)	–	(.01)
Total distributions	(.51)	(.42)	(.17)	(.21)	(.15)
Net asset value, end of period	$13.42	$14.32	$14.21	$13.99	$11.59
Total ReturnC	(2.85)%	3.83%	2.80%	22.88%	11.23%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.75%	.80%	.85%	.85%
Expenses net of fee waivers, if any	.77%	.75%	.80%	.85%	.85%
Expenses net of all reductions	.77%	.75%	.80%	.84%	.84%
Net investment income (loss)	1.44%B	1.23%	1.40%	1.44%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$6,898,905	$6,444,313	$6,578,200	$5,536,085	$4,064,357
Portfolio turnover rateF	26%	24%	33%	41%	27%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Value Fund	(4.49)%	5.25%	1.76%
Class F	(4.30)%	5.43%	1.96%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund, a class of the fund, on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

Period Ending Values
$11,283	Fidelity® Series International Value Fund
$11,702	MSCI EAFE Value Index

Fidelity® Series International Value Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Alexander Zavratsky:  For the year, the fund's share classes returned about -4%, underperforming the -3.10% return of the benchmark MSCI EAFE Value Index. Versus the benchmark, positioning in Australia and stock picking in the U.K. disappointed. Brexit and the associated sharp fall in the British pound significantly hurt some of the fund's positions, notably an out-of-index stake in London-based commercial television giant ITV – our largest individual relative detractor this period – as well as multinational banking firm Barclays and retail and commercial bank Lloyds Banking Group. We exited our stake in Barclays prior to period end. On the flip side, picks among U.S.-listed names with international exposure were a positive, as were choices within Europe, especially Spain and Sweden. An out-of-index stake in German technology services firm Atos was the fund's largest relative contributor. The firm displayed a very strong free-cash-flow yield and had no debt and low expectations, plus the prospect of improving fundamentals, and the market rewarded its stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	21.7%
United Kingdom	21.0%
France	14.4%
Switzerland	7.5%
Germany	6.3%
United States of America*	4.6%
Australia	4.5%
Netherlands	3.8%
Spain	3.4%
Other	12.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
United Kingdom	20.8%
Japan	19.6%
France	17.9%
Switzerland	7.9%
United States of America*	6.2%
Germany	6.0%
Netherlands	3.8%
Australia	3.7%
Italy	3.1%
Other	11.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	99.1
Short-Term Investments and Net Other Assets (Liabilities)	1.2	0.9

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Japan, Automobiles)	3.1	2.2
Total SA (France, Oil, Gas & Consumable Fuels)	3.0	3.5
Mitsubishi UFJ Financial Group, Inc. (Japan, Banks)	2.4	1.5
Westpac Banking Corp. (Australia, Banks)	2.3	2.3
BASF AG (Germany, Chemicals)	2.0	1.7
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.9	0.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.8	1.6
HSBC Holdings PLC sponsored ADR (United Kingdom, Banks)	1.8	1.6
ING Groep NV (Certificaten Van Aandelen) (Netherlands, Banks)	1.8	1.2
Sanofi SA (France, Pharmaceuticals)	1.8	2.1
	21.9

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.1	24.3
Industrials	11.4	9.0
Health Care	10.9	13.5
Consumer Discretionary	10.6	13.8
Materials	8.8	5.9
Energy	8.2	8.2
Consumer Staples	6.3	9.3
Information Technology	4.8	4.5
Telecommunication Services	4.5	6.8
Utilities	3.3	3.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Series International Value Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 4.5%
Ansell Ltd. (a)	2,820,819	$46,542,337
Insurance Australia Group Ltd.	21,559,956	90,367,628
Macquarie Group Ltd.	1,792,164	108,791,272
Magellan Financial Group Ltd.	2,734,870	44,292,048
Westpac Banking Corp.	12,506,436	289,210,701

TOTAL AUSTRALIA		579,203,986

Bailiwick of Jersey - 0.5%
Wolseley PLC	1,198,604	62,366,051
Belgium - 1.1%
KBC Groep NV	2,420,578	147,500,590
Canada - 0.9%
Imperial Oil Ltd.	2,651,400	85,988,146
Potash Corp. of Saskatchewan, Inc.	2,026,400	32,949,962

TOTAL CANADA		118,938,108

Finland - 1.2%
Sampo Oyj (A Shares)	3,298,713	151,127,333
France - 14.4%
Atos Origin SA	1,758,127	182,615,079
AXA SA	9,461,373	213,470,532
Capgemini SA	1,623,905	134,553,797
Havas SA	9,169,131	74,594,780
Sanofi SA	2,886,856	224,651,722
Societe Generale Series A	4,980,100	194,261,298
SR Teleperformance SA	841,800	88,961,755
Total SA	8,171,245	391,442,711
VINCI SA	3,036,000	219,896,100
Vivendi SA	6,044,481	122,343,603

TOTAL FRANCE		1,846,791,377

Germany - 6.3%
Axel Springer Verlag AG	1,168,400	58,506,306
BASF AG	2,996,220	264,114,772
Fresenius SE & Co. KGaA	1,661,400	122,632,437
GEA Group AG	1,700,463	65,753,918
HeidelbergCement Finance AG	1,026,200	97,060,193
Linde AG	629,400	103,845,855
SAP AG	1,164,356	102,579,100

TOTAL GERMANY		814,492,581

Hong Kong - 1.6%
AIA Group Ltd.	17,261,600	108,948,472
Power Assets Holdings Ltd.	9,954,550	93,634,162

TOTAL HONG KONG		202,582,634

Indonesia - 0.6%
PT Bank Rakyat Indonesia Tbk	83,598,300	78,165,179
Ireland - 2.1%
Allergan PLC (a)	286,800	59,923,992
CRH PLC	2,891,300	93,863,347
Medtronic PLC	1,353,000	110,973,060

TOTAL IRELAND		264,760,399

Israel - 0.8%
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,378,392	101,652,474
Italy - 0.5%
Telecom Italia SpA (a)	75,035,000	65,227,434
Japan - 21.7%
Astellas Pharma, Inc.	5,562,700	82,560,830
Daito Trust Construction Co. Ltd.	597,300	100,100,577
Dentsu, Inc.	1,303,200	65,116,506
East Japan Railway Co.	740,200	65,338,337
Fuji Heavy Industries Ltd.	2,963,300	115,683,706
Hoya Corp.	2,804,900	117,283,174
Itochu Corp.	8,536,900	108,146,006
Japan Tobacco, Inc.	3,075,300	117,123,564
Kao Corp.	1,223,000	63,033,422
KDDI Corp.	3,700,800	112,479,065
Komatsu Ltd.	4,375,000	97,383,577
Makita Corp.	1,369,000	94,904,453
Mitsubishi UFJ Financial Group, Inc.	59,535,300	307,190,931
Nintendo Co. Ltd.	187,400	45,174,680
Nippon Prologis REIT, Inc.	7,777	17,597,808
Nippon Telegraph & Telephone Corp.	4,222,400	187,207,876
OBIC Co. Ltd.	1,552,600	80,835,282
Olympus Corp.	3,337,300	119,337,036
ORIX Corp.	9,402,900	149,332,793
Seven & i Holdings Co. Ltd.	2,694,530	112,616,811
Shin-Etsu Chemical Co. Ltd.	811,600	61,688,410
Sony Corp.	3,720,600	117,266,793
Sony Financial Holdings, Inc.	4,563,100	64,223,664
Toyota Motor Corp.	6,790,300	393,883,304

TOTAL JAPAN		2,795,508,605

Luxembourg - 0.3%
RTL Group SA	445,620	34,756,193
Netherlands - 3.8%
ING Groep NV (Certificaten Van Aandelen)	17,203,634	225,832,423
PostNL NV (a)	6,894,649	32,484,435
RELX NV	8,648,607	145,837,444
Wolters Kluwer NV	2,162,376	83,686,495

TOTAL NETHERLANDS		487,840,797

Norway - 0.8%
Statoil ASA (b)	6,567,688	107,224,128
Spain - 3.4%
Banco Bilbao Vizcaya Argentaria SA	5,124,900	36,892,549
Banco Santander SA (Spain)	16,586,400	81,273,839
CaixaBank SA	27,874,200	84,107,299
Iberdrola SA	28,717,887	195,739,101
Mediaset Espana Comunicacion SA	3,310,748	36,979,752

TOTAL SPAIN		434,992,540

Sweden - 2.4%
Nordea Bank AB	17,942,133	188,615,726
Swedbank AB (A Shares)	5,110,400	119,723,503

TOTAL SWEDEN		308,339,229

Switzerland - 7.5%
ABB Ltd. (Reg.)	6,668,430	137,572,572
Credit Suisse Group AG	6,224,365	86,847,168
Lafargeholcim Ltd. (Reg.)	2,226,270	118,900,884
Nestle SA (Reg. S)	1,307,281	94,796,060
Novartis AG	2,508,447	178,018,419
Syngenta AG (Switzerland)	66,485	26,605,030
UBS Group AG	10,831,671	152,401,611
Zurich Insurance Group AG	658,109	172,183,740

TOTAL SWITZERLAND		967,325,484

United Kingdom - 21.0%
AstraZeneca PLC (United Kingdom)	4,213,078	235,911,611
Aviva PLC	25,445,772	137,884,942
BAE Systems PLC	21,845,350	144,741,936
BHP Billiton PLC	9,699,420	145,850,836
BP PLC	42,338,108	250,290,454
British American Tobacco PLC (United Kingdom)	238,206	13,652,288
Bunzl PLC	4,745,736	127,735,092
Compass Group PLC	7,716,917	139,632,068
HSBC Holdings PLC sponsored ADR (b)	6,070,220	228,422,379
Imperial Tobacco Group PLC	4,012,095	194,246,864
Informa PLC	14,795,950	121,791,383
ITV PLC	21,733,785	45,356,671
Lloyds Banking Group PLC	202,590,500	141,473,642
Micro Focus International PLC	3,498,500	91,681,132
National Grid PLC	11,123,852	144,696,585
Rio Tinto PLC	5,942,384	206,648,235
Royal Dutch Shell PLC Class B (United Kingdom)	4,881,619	125,909,206
Vodafone Group PLC sponsored ADR	7,454,966	207,546,253

TOTAL UNITED KINGDOM		2,703,471,577

United States of America - 3.4%
ConocoPhillips Co.	2,244,200	97,510,490
Constellation Brands, Inc. Class A (sub. vtg.)	631,000	105,452,720
Edgewell Personal Care Co. (a)	527,600	39,781,040
Molson Coors Brewing Co. Class B	707,100	73,404,051
S&P Global, Inc.	957,000	116,610,451

TOTAL UNITED STATES OF AMERICA		432,758,752

TOTAL COMMON STOCKS
(Cost $12,288,492,377)		12,705,025,451

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 0.41% (c)	131,352,682	131,392,087
Fidelity Securities Lending Cash Central Fund 0.48% (c)(d)	159,585,933	159,617,850
TOTAL MONEY MARKET FUNDS
(Cost $290,998,373)		291,009,937
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $12,579,490,750)		12,996,035,388
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(133,920,764)
NET ASSETS - 100%		$12,862,114,624

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$368,412
Fidelity Securities Lending Cash Central Fund	8,144,484
Total	$8,512,896

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,325,911,065	$552,785,297	$773,125,768	$--
Consumer Staples	814,106,820	705,658,472	108,448,348	--
Energy	1,058,365,135	183,498,636	874,866,499	--
Financials	3,719,151,712	1,769,579,055	1,949,572,657	--
Health Care	1,399,487,092	678,344,510	721,142,582	--
Industrials	1,474,808,171	949,272,642	525,535,529	--
Information Technology	637,439,070	489,685,290	147,753,780	--
Materials	1,151,527,524	678,560,076	472,967,448	--
Real Estate	117,698,385	117,698,385	--	--
Telecommunication Services	572,460,628	207,546,253	364,914,375	--
Utilities	434,069,848	289,373,263	144,696,585	--
Money Market Funds	291,009,938	291,009,938	--	--
Total Investments in Securities:	$12,996,035,388	$6,913,011,817	$6,083,023,571	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$485,823,832
Level 2 to Level 1	$1,949,436,041

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Value Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $150,721,454) — See accompanying schedule: Unaffiliated issuers (cost $12,288,492,377)	$12,705,025,451
Fidelity Central Funds (cost $290,998,373)	291,009,937
Total Investments (cost $12,579,490,750)		$12,996,035,388
Foreign currency held at value (cost $80)		80
Receivable for investments sold		35,553,112
Receivable for fund shares sold		4,176,758
Dividends receivable		48,621,686
Distributions receivable from Fidelity Central Funds		62,925
Prepaid expenses		32,251
Other receivables		325,857
Total assets		13,084,808,057
Liabilities
Payable for investments purchased	$46,699,582
Payable for fund shares redeemed	7,251,610
Accrued management fee	7,812,840
Other affiliated payables	961,628
Other payables and accrued expenses	362,103
Collateral on securities loaned, at value	159,605,670
Total liabilities		222,693,433
Net Assets		$12,862,114,624
Net Assets consist of:
Paid in capital		$13,003,162,587
Undistributed net investment income		300,818,093
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(856,585,334)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		414,719,278
Net Assets		$12,862,114,624
Series International Value:
Net Asset Value, offering price and redemption price per share ($5,774,975,622 ÷ 622,953,993 shares)		$9.27
Class F:
Net Asset Value, offering price and redemption price per share ($7,087,139,002 ÷ 762,114,717 shares)		$9.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$455,370,555
Income from Fidelity Central Funds		8,512,896
Income before foreign taxes withheld		463,883,451
Less foreign taxes withheld		(36,025,844)
Total income		427,857,607
Expenses
Management fee
Basic fee	$84,508,573
Performance adjustment	8,493,367
Transfer agent fees	9,172,640
Accounting and security lending fees	1,877,051
Custodian fees and expenses	920,856
Independent trustees' fees and expenses	51,809
Registration fees	61,240
Audit	69,233
Legal	36,488
Interest	9,692
Miscellaneous	99,293
Total expenses before reductions	105,300,242
Expense reductions	(923,553)	104,376,689
Net investment income (loss)		323,480,918
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(494,998,643)
Fidelity Central Funds	46,225
Foreign currency transactions	6,316,690
Total net realized gain (loss)		(488,635,728)
Change in net unrealized appreciation (depreciation) on: Investment securities	(310,154,199)
Assets and liabilities in foreign currencies	(3,970,134)
Total change in net unrealized appreciation (depreciation)		(314,124,333)
Net gain (loss)		(802,760,061)
Net increase (decrease) in net assets resulting from operations		$(479,279,143)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$323,480,918	$274,484,451
Net realized gain (loss)	(488,635,728)	(309,998,752)
Change in net unrealized appreciation (depreciation)	(314,124,333)	(7,266,459)
Net increase (decrease) in net assets resulting from operations	(479,279,143)	(42,780,760)
Distributions to shareholders from net investment income	(256,925,581)	(519,162,017)
Distributions to shareholders from net realized gain	–	(371,264,934)
Total distributions	(256,925,581)	(890,426,951)
Share transactions - net increase (decrease)	1,605,266,994	487,487,592
Total increase (decrease) in net assets	869,062,270	(445,720,119)
Net Assets
Beginning of period	11,993,052,354	12,438,772,473
End of period	$12,862,114,624	$11,993,052,354
Other Information
Undistributed net investment income end of period	$300,818,093	$234,573,457

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series International Value Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.91	$10.73	$11.14	$9.16	$8.59
Income from Investment Operations
Net investment income (loss)A	.24	.22	.45B	.26	.29
Net realized and unrealized gain (loss)	(.68)	(.28)	(.59)	2.03	.50
Total from investment operations	(.44)	(.06)	(.14)	2.29	.79
Distributions from net investment income	(.20)	(.44)	(.24)	(.26)	(.22)
Distributions from net realized gain	–	(.32)	(.04)	(.06)	–
Total distributions	(.20)	(.76)	(.27)C	(.31)D	(.22)
Net asset value, end of period	$9.27	$9.91	$10.73	$11.14	$9.16
Total ReturnE	(4.49)%	(.65)%	(1.25)%	25.78%	9.56%
Ratios to Average Net AssetsF,G
Expenses before reductions	.96%	.89%	.82%	.88%	.90%
Expenses net of fee waivers, if any	.96%	.89%	.82%	.88%	.90%
Expenses net of all reductions	.95%	.88%	.81%	.85%	.87%
Net investment income (loss)	2.58%	2.12%	4.05%B	2.58%	3.35%
Supplemental Data
Net assets, end of period (000 omitted)	$5,774,976	$5,556,957	$5,971,189	$5,710,397	$5,107,633
Portfolio turnover rateH	45%	44%	70%	80%	63%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.237 and distributions from net realized gain of $.036 per share.

 D Total distributions of $.31 per share is comprised of distributions from net investment income of $.256 and distributions from net realized gain of $.057 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series International Value Fund Class F

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.94	$10.76	$11.18	$9.19	$8.62
Income from Investment Operations
Net investment income (loss)A	.25	.23	.47B	.28	.30
Net realized and unrealized gain (loss)	(.67)	(.27)	(.60)	2.04	.51
Total from investment operations	(.42)	(.04)	(.13)	2.32	.81
Distributions from net investment income	(.22)	(.46)	(.25)	(.27)	(.24)
Distributions from net realized gain	–	(.32)	(.04)	(.06)	–
Total distributions	(.22)	(.78)	(.29)	(.33)	(.24)
Net asset value, end of period	$9.30	$9.94	$10.76	$11.18	$9.19
Total ReturnC	(4.30)%	(.46)%	(1.18)%	26.05%	9.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.73%	.65%	.69%	.70%
Expenses net of fee waivers, if any	.79%	.73%	.65%	.69%	.70%
Expenses net of all reductions	.79%	.72%	.64%	.67%	.67%
Net investment income (loss)	2.75%	2.28%	4.22%B	2.76%	3.55%
Supplemental Data
Net assets, end of period (000 omitted)	$7,087,139	$6,436,096	$6,467,583	$5,601,176	$4,114,635
Portfolio turnover rateF	45%	44%	70%	80%	63%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.64%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series International Small Cap Fund	0.02%	9.26%	8.62%
Class F	0.13%	9.44%	8.82%

 A From December 3, 2009

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund, a class of the fund, on December 3, 2009, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

Period Ending Values
$17,712	Fidelity® Series International Small Cap Fund
$16,591	MSCI EAFE Small Cap Index

Fidelity® Series International Small Cap Fund

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the fiscal year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Jed Weiss:  For the year, the fund’s share classes produced flattish returns, significantly lagging the 3.12% gain of the benchmark MSCI EAFE Small Cap Index. The fund’s relative performance was hurt by stock selection in the U.K., coupled with the negative effects on the portfolio of a weaker British pound. In sector terms, stock picking in real estate, especially among U.K. firms, detracted most by far. Here, student housing operator Unite Group, real estate developer Great Portland Estates and homebuilder Bellway all struggled. The fund also was hurt by stock picking in the consumer discretionary, consumer staples and information technology sectors. In contrast, stock picking in health care and industrials added value, as did a beneficial underweighting in the weak-performing financials sector. Among individual stocks, the fund was helped by an out-of-benchmark holding in Fagerhult, a Swedish maker of high-end lighting fixtures. Also adding value was our position in CompuGroup Medical, a German software manufacturer for medical professionals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Small Cap Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	28.3%
United Kingdom	17.4%
United States of America*	11.3%
Germany	6.7%
Sweden	4.0%
Italy	2.8%
Netherlands	2.7%
Australia	2.6%
Spain	2.3%
Other	21.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	25.9%
United Kingdom	21.7%
United States of America*	10.4%
Germany	6.8%
Italy	3.7%
Sweden	3.4%
Netherlands	2.9%
France	2.4%
Australia	2.2%
Other	20.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.2	97.6
Short-Term Investments and Net Other Assets (Liabilities)	4.8	2.4

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
USS Co. Ltd. (Japan, Specialty Retail)	2.2	2.0
CompuGroup Medical AG (Germany, Health Care Technology)	1.8	1.6
Spirax-Sarco Engineering PLC (United Kingdom, Machinery)	1.8	1.8
CTS Eventim AG (Germany, Media)	1.7	1.8
Sartorius AG (non-vtg.) (Germany, Health Care Equipment & Supplies)	1.7	1.3
OBIC Co. Ltd. (Japan, IT Services)	1.5	1.6
Nihon Parkerizing Co. Ltd. (Japan, Chemicals)	1.5	1.1
Azbil Corp. (Japan, Electronic Equipment & Components)	1.4	1.3
OSG Corp. (Japan, Machinery)	1.4	1.3
Fagerhult AB (Sweden, Electrical Equipment)	1.4	1.8
	16.4

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.2	18.4
Consumer Discretionary	17.6	21.4
Health Care	11.3	10.4
Information Technology	11.3	11.5
Consumer Staples	9.9	8.9
Real Estate	7.9	0.0
Materials	7.8	7.3
Financials	7.4	18.0
Energy	1.8	1.7
Utilities	0.0	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Series International Small Cap Fund

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
Australia - 2.6%
Austal Ltd.	1,711,336	$2,004,792
Beacon Lighting Group Ltd.	6,979,670	8,999,492
Credit Corp. Group Ltd.	79,931	1,077,438
DuluxGroup Ltd.	4,369,853	21,407,508
Imdex Ltd. (a)	11,854,005	5,410,405
John Fairfax Holdings Ltd.	5,184,643	3,253,765
Nanosonics Ltd. (a)	322,622	851,602
Pact Group Holdings Ltd.	150,000	749,670
RCG Corp. Ltd. (b)	16,803,658	18,598,600
SomnoMed Ltd. (a)	137,914	419,645
TFS Corp. Ltd. (b)	12,670,705	13,494,047

TOTAL AUSTRALIA		76,266,964

Austria - 1.9%
Andritz AG	428,024	22,388,989
Buwog-Gemeinnuetzige Wohnung	702,695	16,982,006
IMMOFINANZ Immobilien Anlagen AG	1,414,851	3,048,839
RHI AG	28,800	725,253
Wienerberger AG	104,800	1,675,619
Zumtobel AG	526,218	9,239,605

TOTAL AUSTRIA		54,060,311

Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC	3,310,832	9,104,788
Regus PLC	642,400	1,957,095

TOTAL BAILIWICK OF JERSEY		11,061,883

Belgium - 1.3%
Econocom Group SA	58,186	865,808
Gimv NV	140,309	7,547,186
KBC Ancora (a)	730,073	27,697,685
Van de Velde	7,951	559,740

TOTAL BELGIUM		36,670,419

Bermuda - 0.5%
APT Satellite Holdings Ltd.	625,000	410,996
BW Offshore Ltd. (a)	12,000,000	493,806
Vostok New Ventures Ltd. SDR (a)	1,970,942	14,784,002

TOTAL BERMUDA		15,688,804

Brazil - 0.0%
Magnesita Refratarios SA (a)	62,400	442,977
Canada - 2.0%
Cara Operations Ltd.	595,300	11,796,820
McCoy Global, Inc. (a)	1,111,450	1,450,114
New Look Vision Group, Inc.	523,300	10,994,255
Pason Systems, Inc.	1,175,900	13,369,474
ShawCor Ltd. Class A	350,300	8,762,070
Tesco Corp.	1,068,193	7,317,122
Total Energy Services, Inc.	71,900	680,780
Whitecap Resources, Inc. (b)	200,000	1,598,449
ZCL Composites, Inc.	200,000	1,743,085

TOTAL CANADA		57,712,169

Cayman Islands - 0.8%
58.com, Inc. ADR (a)	221,400	9,265,590
SITC International Holdings Co. Ltd.	3,635,000	2,151,317
Value Partners Group Ltd.	11,205,000	10,720,207

TOTAL CAYMAN ISLANDS		22,137,114

Denmark - 2.2%
Jyske Bank A/S (Reg.)	531,719	24,130,522
Royal Unibrew A/S	31,600	1,478,379
Scandinavian Tobacco Group A/S	883,866	15,301,143
Spar Nord Bank A/S	2,166,062	21,737,982

TOTAL DENMARK		62,648,026

Finland - 0.7%
Olvi PLC (A Shares)	76,250	2,309,378
Oriola-KD Oyj	104,300	488,895
Tikkurila Oyj	972,630	18,738,216

TOTAL FINLAND		21,536,489

France - 2.3%
Elis SA	1,055,000	17,534,032
Ipsen SA	13,300	919,221
Laurent-Perrier Group SA	126,224	9,699,368
Parrot SA (a)(b)	310,018	2,756,610
Rubis	8,900	811,690
Somfy SA	2,200	917,719
Vetoquinol SA	286,927	14,428,964
Virbac SA (a)	118,600	18,878,007

TOTAL FRANCE		65,945,611

Germany - 5.0%
alstria office REIT-AG	231,129	2,982,500
CompuGroup Medical AG	1,189,170	52,647,241
CTS Eventim AG	1,405,124	50,485,203
EDAG Engineering Group AG	45,000	740,981
Fielmann AG	296,890	20,591,057
MLP AG	730,646	2,967,647
Nexus AG	519,508	10,681,530
Scout24 Holding GmbH (a)	68,000	2,344,662
SMA Solar Technology AG (b)	103,733	2,661,210

TOTAL GERMANY		146,102,031

Greece - 0.1%
Motor Oil (HELLAS) Corinth Refineries SA	150,000	1,796,468
Mytilineos Holdings SA	290,800	1,663,166

TOTAL GREECE		3,459,634

India - 0.7%
Jyothy Laboratories Ltd. (a)	3,501,337	18,817,493
Torrent Pharmaceuticals Ltd.	31,832	675,361

TOTAL INDIA		19,492,854

Ireland - 1.7%
FBD Holdings PLC (a)	1,298,400	8,694,444
James Hardie Industries PLC CDI	2,541,486	37,950,844
United Drug PLC (United Kingdom)	166,200	1,329,407

TOTAL IRELAND		47,974,695

Isle of Man - 0.6%
Playtech Ltd.	1,630,433	18,519,632
Israel - 2.0%
Azrieli Group	364,179	15,511,521
Ituran Location & Control Ltd.	918,362	24,428,429
Sarine Technologies Ltd.	523,100	612,868
Strauss Group Ltd.	1,169,555	18,413,868

TOTAL ISRAEL		58,966,686

Italy - 2.8%
Astm SpA	67,100	724,437
Azimut Holding SpA	1,586,764	25,466,142
Beni Stabili SpA SIIQ	23,183,420	13,526,462
Cerved Information Solutions SpA	336,105	2,706,316
Interpump Group SpA	2,418,666	38,817,425

TOTAL ITALY		81,240,782

Japan - 28.3%
Aeon Delight Co. Ltd.	43,000	1,273,148
Ain Holdings, Inc.	19,300	1,304,825
Aoki Super Co. Ltd.	100,000	1,249,166
Arcland Service Holdings Co. Ltd.	47,500	1,410,914
Artnature, Inc. (c)	1,966,400	12,038,036
Asahi Co. Ltd.	1,001,600	12,110,506
Asante, Inc.	55,100	835,931
Autobacs Seven Co. Ltd.	928,700	13,230,455
Azbil Corp.	1,408,200	41,895,528
Broadleaf Co. Ltd.	306,800	3,455,047
Central Automotive Products Ltd.	119,000	1,030,342
Chugoku Marine Paints Ltd.	200,000	1,458,949
Coca-Cola Central Japan Co. Ltd.	635,200	14,028,065
Daiichikosho Co. Ltd.	570,900	24,851,325
Daikokutenbussan Co. Ltd.	569,400	26,794,975
Funai Soken Holdings, Inc.	534,000	8,269,438
GCA Savvian Group Corp.	1,848,987	13,840,515
Glory Ltd.	14,900	493,730
GMO Internet, Inc.	263,300	3,527,572
Goldcrest Co. Ltd.	1,454,110	26,497,609
Iwatsuka Confectionary Co. Ltd.	158,600	5,270,535
Japan Digital Laboratory Co.	1,319,900	20,565,620
Kaken Pharmaceutical Co. Ltd.	16,600	1,047,888
Kamigumi Co. Ltd.	213,000	1,821,884
Kobayashi Pharmaceutical Co. Ltd.	621,600	32,541,089
Konoike Transport Co. Ltd.	148,200	1,965,731
Koshidaka Holdings Co. Ltd.	384,200	6,257,401
Kusuri No Aoki Co. Ltd.	156,700	8,009,078
Lasertec Corp.	942,200	18,310,323
Leopalace21 Corp.	511,600	3,336,840
Mandom Corp.	38,800	1,812,911
Medikit Co. Ltd.	294,400	12,787,184
Meiko Network Japan Co. Ltd.	129,400	1,220,336
Miraca Holdings, Inc.	14,300	692,705
Miraial Co. Ltd.	231,300	1,647,574
Mirait Holdings Corp.	151,300	1,344,632
Misumi Group, Inc.	1,180,900	21,586,586
Mitsuboshi Belting Ltd.	125,000	1,081,100
Monex Group, Inc.	1,255,148	2,884,435
Nagaileben Co. Ltd.	1,397,800	30,763,063
Nakanishi, Inc.	25,600	916,640
Nakano Refrigerators Co. Ltd.	20,000	539,716
ND Software Co. Ltd.	222,536	1,799,471
Nihon Parkerizing Co. Ltd.	3,133,800	43,329,932
Nippon Kanzai Co. Ltd.	6,600	96,417
Nitto Kohki Co. Ltd.	61,600	1,425,605
NOF Corp.	250,000	2,724,802
NS Tool Co. Ltd.	2,000	48,822
OBIC Co. Ltd.	858,400	44,692,133
OSG Corp. (b)	1,901,500	40,597,487
Paramount Bed Holdings Co. Ltd.	552,460	21,072,185
ProNexus, Inc.	1,241,000	13,123,572
S Foods, Inc.	63,600	1,704,167
Sacs Bar Holdings, Inc.	163,100	1,746,556
Sakai Moving Service Co. Ltd.	13,100	283,935
San-A Co. Ltd.	62,700	3,419,891
San-Ai Oil Co. Ltd.	1,783,000	12,598,484
Sekisui Jushi Corp.	103,300	1,704,100
Seven Bank Ltd.	2,231,500	6,873,029
Shinko Plantech Co. Ltd.	138,200	1,026,583
Shinsei Bank Ltd.	1,658,000	2,687,709
Ship Healthcare Holdings, Inc.	20,600	604,034
SHO-BOND Holdings Co. Ltd.	778,800	37,651,530
Shoei Co. Ltd. (c)	733,100	13,379,931
SK Kaken Co. Ltd.	189,000	19,698,388
Software Service, Inc.	171,300	6,942,166
Techno Medica Co. Ltd.	283,000	4,838,552
The Monogatari Corp.	199,000	9,155,860
TKC Corp.	684,400	20,263,774
Tocalo Co. Ltd.	458,400	10,307,115
Toshiba Plant Systems & Services Corp.	89,000	1,438,495
Tsuruha Holdings, Inc.	22,770	2,631,567
Tsutsumi Jewelry Co. Ltd.	389,100	6,173,953
USS Co. Ltd.	3,712,900	62,949,710
Welcia Holdings Co. Ltd.	182,500	12,477,591
Workman Co. Ltd.	525,700	16,692,867
Yamato Kogyo Co. Ltd.	270,100	7,615,960
Yuasa Trading Co. Ltd.	63,800	1,532,490
Yusen Logistics Co. Ltd.	161,500	1,647,802

TOTAL JAPAN		822,956,012

Korea (South) - 1.6%
BGFretail Co. Ltd.	255,761	38,909,044
iMarketKorea, Inc.	86,705	970,334
Leeno Industrial, Inc.	193,525	7,275,662

TOTAL KOREA (SOUTH)		47,155,040

Marshall Islands - 0.0%
StealthGas, Inc. (a)	62,954	195,157
Mexico - 0.5%
Consorcio ARA S.A.B. de CV	39,884,127	15,024,337
Netherlands - 2.7%
Aalberts Industries NV	984,900	31,110,781
Arcadis NV	64,918	855,165
BinckBank NV	558,952	3,317,065
Heijmans NV (Certificaten Van Aandelen) (a)	729,571	6,997,346
Takeaway.com Holding BV (d)	174,251	4,098,260
Van Lanschot NV unit	157,645	3,234,394
VastNed Retail NV	706,428	27,149,602

TOTAL NETHERLANDS		76,762,613

New Zealand - 0.1%
EBOS Group Ltd.	95,063	1,159,051
Trade Maine Group Ltd.	479,251	1,665,582

TOTAL NEW ZEALAND		2,824,633

Norway - 0.6%
ABG Sundal Collier ASA	3,103,049	1,836,513
Borregaard ASA	260,000	2,548,912
Kongsberg Gruppen ASA	808,848	11,551,685
Spectrum ASA (a)	400,000	1,258,722

TOTAL NORWAY		17,195,832

Philippines - 0.5%
Jollibee Food Corp.	2,970,820	14,599,679
Singapore - 0.1%
Boustead Singapore Ltd.	2,851,300	1,834,259
Hour Glass Ltd.	1,558,300	756,049

TOTAL SINGAPORE		2,590,308

South Africa - 0.7%
Clicks Group Ltd.	2,170,481	20,201,751
Spain - 2.3%
Baron de Ley SA (a)	20,300	2,297,514
Hispania Activos Inmobiliarios SA	1,078,350	13,281,773
Merlin Properties Socimi SA	1,540,500	17,316,699
Prosegur Compania de Seguridad SA (Reg.)	4,696,686	34,131,310

TOTAL SPAIN		67,027,296

Sweden - 4.0%
Addlife AB (a)	525,700	8,119,346
AddTech AB (B Shares)	831,060	11,823,454
Fagerhult AB	1,578,495	40,195,729
Granges AB	230,000	2,234,518
Intrum Justitia AB	441,603	13,616,518
Loomis AB (B Shares)	532,000	15,137,481
Mekonomen AB	67,200	1,194,134
Saab AB (B Shares)	657,300	23,287,479
Swedish Orphan Biovitrum AB (a)	86,400	885,317

TOTAL SWEDEN		116,493,976

Switzerland - 0.2%
Daetwyler Holdings AG	6,945	950,283
Tecan Group AG	8,555	1,409,191
Vontobel Holdings AG	61,576	3,014,863

TOTAL SWITZERLAND		5,374,337

Taiwan - 0.3%
Addcn Technology Co. Ltd.	1,441,570	9,190,275
United Kingdom - 17.4%
AA PLC	3,558,798	11,155,636
Alliance Pharma PLC	12,963,196	7,179,796
BCA Marketplace PLC	222,700	491,334
Bellway PLC	911,100	26,385,310
Berendsen PLC	3,083,809	36,462,464
Britvic PLC	1,322,212	8,982,051
Cineworld Group PLC	114,500	757,500
Countrywide PLC	1,185,069	2,613,845
Dechra Pharmaceuticals PLC	1,665,163	27,413,246
Dignity PLC	14,807	480,824
Domino's Pizza UK & IRL PLC	180,900	753,055
Elementis PLC	8,683,382	25,316,991
Great Portland Estates PLC	2,529,000	18,387,246
H&T Group PLC	1,482,680	4,999,775
Hill & Smith Holdings PLC	82,563	1,014,613
Hilton Food Group PLC	911,038	6,751,994
Howden Joinery Group PLC	4,745,900	21,777,872
Informa PLC	4,550,785	37,459,332
InterContinental Hotel Group PLC ADR	454,621	17,934,798
ITE Group PLC	7,089,572	12,474,102
John David Group PLC	33,800	628,429
JUST EAT Ltd. (a)	1,643,325	11,304,236
LivaNova PLC (a)	18,300	1,037,244
Luxfer Holdings PLC sponsored ADR	225,000	2,112,750
Mears Group PLC	445,312	2,454,141
Mitie Group PLC	658,691	1,697,937
PayPoint PLC	94,400	1,242,115
Polypipe Group PLC	287,800	887,713
Rightmove PLC	469,900	21,482,136
Shaftesbury PLC	2,722,755	30,560,420
Sinclair Pharma PLC (a)	1,678,024	595,631
Spectris PLC	1,555,416	39,009,460
Spirax-Sarco Engineering PLC	962,628	51,984,685
Ted Baker PLC	396,867	12,022,689
Topps Tiles PLC	8,606,450	9,638,880
Tullett Prebon PLC	665,016	2,889,628
Ultra Electronics Holdings PLC	994,010	22,605,696
Unite Group PLC	3,468,563	23,498,959
Zoopla Property Group PLC	246,125	917,026

TOTAL UNITED KINGDOM		505,361,559

United States of America - 6.5%
Autoliv, Inc.	146,100	14,139,558
Broadridge Financial Solutions, Inc.	111,895	7,235,131
China Biologic Products, Inc. (a)	241,308	28,500,888
Compass Minerals International, Inc.	25,000	1,796,250
Domino's Pizza, Inc.	120,800	20,444,192
Energizer Holdings, Inc.	149,232	6,940,780
Kennedy-Wilson Holdings, Inc.	723,088	14,895,613
Martin Marietta Materials, Inc.	85,080	15,772,130
Mohawk Industries, Inc. (a)	96,162	17,722,657
PriceSmart, Inc.	324,678	29,529,464
ResMed, Inc.	214,700	12,832,619
Resources Connection, Inc.	69,500	1,032,075
SS&C Technologies Holdings, Inc.	570,176	18,205,720
Utah Medical Products, Inc.	11,550	717,833

TOTAL UNITED STATES OF AMERICA		189,764,910

TOTAL COMMON STOCKS
(Cost $2,186,985,887)		2,712,644,796

Nonconvertible Preferred Stocks - 1.8%
Brazil - 0.1%
Banco ABC Brasil SA	586,254	2,824,745
Germany - 1.7%
Sartorius AG (non-vtg.)	613,172	48,174,452
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $18,897,508)		50,999,197

Money Market Funds - 5.6%
Fidelity Cash Central Fund, 0.41% (e)	129,874,894	129,913,856
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	34,116,306	34,123,129
TOTAL MONEY MARKET FUNDS
(Cost $163,992,143)		164,036,985
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $2,369,875,538)		2,927,680,978
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(23,330,436)
NET ASSETS - 100%		$2,904,350,542

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,098,260 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$505,502
Fidelity Securities Lending Cash Central Fund	441,737
Total	$947,239

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Artnature, Inc.	$17,350,955	$3,671,344	$1,717,041	$475,152	$12,038,036
Cara Operations Ltd.	15,755,782	1,659,870	1,562,118	171,015	--
Fagerhult AB	37,911,673	--	15,862,879	787,066	--
Shoei Co. Ltd.	12,037,779	597,793	--	512,542	13,379,931
Total	$83,056,189	$5,929,007	$19,142,038	$1,945,775	$25,417,967

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$789,024,754

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series International Small Cap Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $32,431,551) — See accompanying schedule: Unaffiliated issuers (cost $2,178,019,219)	$2,738,226,026
Fidelity Central Funds (cost $163,992,143)	164,036,985
Other affiliated issuers (cost $27,864,176)	25,417,967
Total Investments (cost $2,369,875,538)		$2,927,680,978
Cash		134,010
Receivable for investments sold		12,842,371
Receivable for fund shares sold		954,949
Dividends receivable		9,248,308
Distributions receivable from Fidelity Central Funds		113,881
Prepaid expenses		7,454
Other receivables		23,322
Total assets		2,951,005,273
Liabilities
Payable for investments purchased	$8,410,158
Payable for fund shares redeemed	1,659,281
Accrued management fee	2,040,302
Other affiliated payables	288,678
Other payables and accrued expenses	141,928
Collateral on securities loaned, at value	34,114,384
Total liabilities		46,654,731
Net Assets		$2,904,350,542
Net Assets consist of:
Paid in capital		$2,262,443,333
Undistributed net investment income		30,407,595
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,976,291
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		557,523,323
Net Assets		$2,904,350,542
Series International Small Cap:
Net Asset Value, offering price and redemption price per share ($1,303,649,779 ÷ 86,805,225 shares)		$15.02
Class F:
Net Asset Value, offering price and redemption price per share ($1,600,700,763 ÷ 106,268,144 shares)		$15.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends (including $1,945,775 earned from other affiliated issuers)		$62,497,600
Income from Fidelity Central Funds		947,239
Income before foreign taxes withheld		63,444,839
Less foreign taxes withheld		(5,542,355)
Total income		57,902,484
Expenses
Management fee
Basic fee	$23,756,227
Performance adjustment	(416,781)
Transfer agent fees	2,116,959
Accounting and security lending fees	1,218,361
Custodian fees and expenses	325,757
Independent trustees' fees and expenses	11,973
Registration fees	10,971
Audit	76,630
Legal	8,657
Miscellaneous	22,931
Total expenses before reductions	27,131,685
Expense reductions	(95,171)	27,036,514
Net investment income (loss)		30,865,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,662,081
Fidelity Central Funds	10,233
Other affiliated issuers	7,214,957
Foreign currency transactions	130,027
Total net realized gain (loss)		86,017,298
Change in net unrealized appreciation (depreciation) on: Investment securities	(99,844,593)
Assets and liabilities in foreign currencies	(242,560)
Total change in net unrealized appreciation (depreciation)		(100,087,153)
Net gain (loss)		(14,069,855)
Net increase (decrease) in net assets resulting from operations		$16,796,115

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,865,970	$27,947,392
Net realized gain (loss)	86,017,298	147,303,806
Change in net unrealized appreciation (depreciation)	(100,087,153)	59,667,213
Net increase (decrease) in net assets resulting from operations	16,796,115	234,918,411
Distributions to shareholders from net investment income	(27,359,738)	(28,569,877)
Distributions to shareholders from net realized gain	(162,604,163)	(36,994,296)
Total distributions	(189,963,901)	(65,564,173)
Share transactions - net increase (decrease)	324,362,862	(195,735,081)
Total increase (decrease) in net assets	151,195,076	(26,380,843)
Net Assets
Beginning of period	2,753,155,466	2,779,536,309
End of period	$2,904,350,542	$2,753,155,466
Other Information
Undistributed net investment income end of period	$30,407,595	$26,891,199

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series International Small Cap Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.11	$15.21	$15.75	$12.44	$11.22
Income from Investment Operations
Net investment income (loss)A	.15	.14	.14	.15	.15
Net realized and unrealized gain (loss)	(.13)	1.10	(.11)	3.29	1.19
Total from investment operations	.02	1.24	.03	3.44	1.34
Distributions from net investment income	(.15)	(.14)	(.13)	(.12)	(.11)
Distributions from net realized gain	(.96)	(.20)	(.44)	(.01)	(.01)
Total distributions	(1.11)	(.34)	(.57)	(.13)	(.12)
Net asset value, end of period	$15.02	$16.11	$15.21	$15.75	$12.44
Total ReturnB	.02%	8.36%	.21%	27.95%	12.07%
Ratios to Average Net AssetsC,D
Expenses before reductions	1.06%	1.10%	1.18%	1.23%	1.22%
Expenses net of fee waivers, if any	1.06%	1.10%	1.18%	1.23%	1.22%
Expenses net of all reductions	1.05%	1.10%	1.18%	1.22%	1.22%
Net investment income (loss)	1.01%	.89%	.86%	1.05%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$1,303,650	$1,276,570	$1,330,809	$1,163,381	$1,040,585
Portfolio turnover rateE	21%	16%	18%	29%	25%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series International Small Cap Fund Class F

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.16	$15.27	$15.79	$12.48	$11.26
Income from Investment Operations
Net investment income (loss)A	.18	.17	.16	.17	.17
Net realized and unrealized gain (loss)	(.14)	1.10	(.09)	3.30	1.19
Total from investment operations	.04	1.27	.07	3.47	1.36
Distributions from net investment income	(.18)	(.17)	(.15)	(.15)	(.13)
Distributions from net realized gain	(.96)	(.20)	(.44)	(.01)	(.01)
Total distributions	(1.14)	(.38)B	(.59)	(.16)	(.14)
Net asset value, end of period	$15.06	$16.16	$15.27	$15.79	$12.48
Total ReturnC	.13%	8.49%	.47%	28.14%	12.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	.94%	1.01%	1.04%	1.02%
Expenses net of fee waivers, if any	.89%	.93%	1.01%	1.04%	1.02%
Expenses net of all reductions	.89%	.93%	1.01%	1.03%	1.01%
Net investment income (loss)	1.18%	1.06%	1.04%	1.24%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$1,600,701	$1,476,586	$1,448,727	$1,141,808	$836,468
Portfolio turnover rateF	21%	16%	18%	29%	25%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.38 per share is comprised of distributions from net investment income of $.172 and distributions from net realized gain of $.203 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Emerging Markets Fund offers Series Emerging Markets shares and Class F shares. Fidelity Series International Growth Fund offers Series International Growth shares and Class F shares. Fidelity Series International Small Cap Fund offers Series International Small Cap shares and Class F shares. Fidelity Series International Value Fund offers Series International Value shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund is subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on Fidelity Series Emerging Markets Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Series Emerging Markets Fund	$13,758,215,609	$2,666,052,169	$(832,220,478)	$1,833,831,691
Fidelity Series International Growth Fund	10,383,401,300	2,671,095,739	(450,146,675)	2,220,949,064
Fidelity Series International Small Cap Fund	2,400,949,343	728,272,270	(201,540,635)	526,731,635
Fidelity Series International Value Fund	12,705,299,105	1,186,899,810	(896,163,527)	290,736,283

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$184,043,365	$–	$(1,327,652,909)	$1,833,758,627
Fidelity Series International Growth Fund	157,866,823	166,330,223	–	2,219,460,428
Fidelity Series International Small Cap Fund	34,317,405	81,141,273	–	526,448,532
Fidelity Series International Value Fund	320,658,144	–	(750,626,063)	288,919,957

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Series Emerging Markets Fund	$(1,027,032,217)	$(300,620,692)	$(1,327,652,909)	$(1,327,652,909)
Fidelity Series Inter- national Value Fund	(478,490,553)	(272,135,510)	(750,626,063)	(750,626,063)

The tax character of distributions paid was as follows:

October 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$158,339,864	$–	$158,339,864
Fidelity Series International Growth Fund	154,772,244	258,747,183	413,519,427
Fidelity Series International Small Cap Fund	43,062,944	146,900,957	189,963,901
Fidelity Series International Value Fund	256,925,581	–	256,925,581

October 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$89,825,646	$–	$89,825,646
Fidelity Series International Growth Fund	177,438,330	186,668,096	364,106,426
Fidelity Series International Small Cap Fund	31,850,159	33,714,014	65,564,173
Fidelity Series International Value Fund	519,162,017	371,264,934	890,426,951

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fidelity Series Emerging Markets Fund recognized net realized gain (loss) of $21,886,546 and a change in net unrealized appreciation (depreciation) of $(5,267,279) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	8,343,883,199	5,776,320,197
Fidelity Series International Growth Fund	3,791,647,434	3,051,379,178
Fidelity Series International Small Cap Fund	713,730,456	565,332,779
Fidelity Series International Value Fund	7,150,718,189	5,485,806,874

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund is subject to a performance adjustment (up to a maximum of +/- .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on relative investment performance of Series International Growth, Series International Small Cap and Series International Value as compared to its benchmark index over the same 36 month performance period. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable, was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Series Emerging Markets Fund	.55%	.25%	.80%
Fidelity Series International Growth Fund	.45%	.25%	.75%
Fidelity Series International Small Cap Fund	.60%	.25%	.83%
Fidelity Series International Value Fund	.45%	.25%	.77%

Performance Benchmark
Fidelity Series International Growth Fund	MSCI EAFE Growth Index
Fidelity Series International Small Cap Fund	MSCI EAFE Small Cap Index
Fidelity Series International Value Fund	MSCI EAFE Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Series Emerging Markets Fund
Series Emerging Markets	$10,176,167.16
Fidelity Series International Growth Fund
Series International Growth	$9,187,781.17
Fidelity Series International Small Cap Fund
Series International Small Cap	$2,116,959.17
Fidelity Series International Value Fund
Series International Value	$9,172,640.17

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$69,868
Fidelity Series International Growth Fund	7,494
Fidelity Series International Small Cap Fund	1,977
Fidelity Series International Value Fund	9,741

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Value Fund	Borrower	$37,218,312.59%		$9,692

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series Emerging Markets Fund	$7,794
Fidelity Series International Growth Fund	97,747
Fidelity Series International Small Cap Fund	63,434
Fidelity Series International Value Fund	92,918

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Emerging Markets Fund	$34,414
Fidelity Series International Growth Fund	30,982
Fidelity Series International Small Cap Fund	7,138
Fidelity Series International Value Fund	30,887

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Emerging Markets Fund	$875,958	$16,059	$–
Fidelity Series International Growth Fund	$1,858,978	$155,319	$–
Fidelity Series International Small Cap Fund	$441,737	$1,925	$181,889
Fidelity Series International Value Fund	$8,144,484	$926	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series Emerging Markets Fund	$764,951	$1,613
Fidelity Series International Growth Fund	403,810	251
Fidelity Series International Small Cap Fund	75,584	–
Fidelity Series International Value Fund	839,517	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Series Emerging Markets Fund	$86,606
Fidelity Series International Growth Fund	84,309
Fidelity Series International Small Cap Fund	19,587
Fidelity Series International Value Fund	84,036

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
Fidelity Series Emerging Markets Fund
From net investment income
Series Emerging Markets	$69,080,205	$39,027,374
Class F	89,259,659	50,798,272
Total	$158,339,864	$89,825,646
Fidelity Series International Growth Fund
From net investment income
Series International Growth	$60,262,280	$78,746,368
Class F	81,155,271	98,691,962
Total	$141,417,551	$177,438,330
From net realized gain
Series International Growth	$125,932,714	$88,907,190
Class F	146,169,162	97,760,906
Total	$272,101,876	$186,668,096
Fidelity Series International Small Cap Fund
From net investment income
Series International Small Cap	$11,493,851	$12,140,821
Class F	15,865,887	16,429,056
Total	$27,359,738	$28,569,877
From net realized gain
Series International Small Cap	$75,296,455	$17,604,190
Class F	87,307,708	19,390,106
Total	$162,604,163	$36,994,296
Fidelity Series International Value Fund
From net investment income
Series International Value	$113,519,073	$241,458,154
Class F	143,406,508	277,703,863
Total	$256,925,581	$519,162,017
From net realized gain
Series International Value	$–	$176,811,463
Class F	–	194,453,471
Total	$–	$371,264,934

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Fidelity Series Emerging Markets Fund
Series Emerging Markets
Shares sold	86,255,737	123,959,808	$1,225,904,043	$2,044,867,266
Reinvestment of distributions	4,686,581	2,286,314	69,080,205	39,027,374
Shares redeemed	(38,072,375)	(34,411,277)	(572,922,905)	(566,233,556)
Net increase (decrease)	52,869,943	91,834,845	$722,061,343	$1,517,661,084
Class F
Shares sold	121,860,800	153,928,469	$1,759,396,538	$2,538,996,172
Reinvestment of distributions	6,043,308	2,968,923	89,259,659	50,798,272
Shares redeemed	(38,417,155)	(36,125,669)	(573,269,735)	(608,068,321)
Net increase (decrease)	89,486,953	120,771,723	$1,275,386,462	$1,981,726,123
Fidelity Series International Growth Fund
Series International Growth
Shares sold	71,557,147	25,324,796	$950,043,740	$359,926,491
Reinvestment of distributions	13,492,391	12,078,787	186,194,994	167,653,558
Shares redeemed	(54,629,273)	(74,712,848)	(742,386,563)	(1,062,121,684)
Net increase (decrease)	30,420,265	(37,309,265)	$393,852,171	$(534,541,635)
Class F
Shares sold	111,047,353	48,332,641	$1,484,673,797	$686,631,779
Reinvestment of distributions	16,448,946	14,123,139	227,324,433	196,452,868
Shares redeemed	(63,260,483)	(75,307,908)	(857,491,411)	(1,080,512,061)
Net increase (decrease)	64,235,816	(12,852,128)	$854,506,819	$(197,427,414)
Fidelity Series International Small Cap Fund
Series International Small Cap
Shares sold	13,970,665	6,213,162	$203,844,367	$98,321,887
Reinvestment of distributions	5,687,438	2,000,337	86,790,306	29,745,011
Shares redeemed	(12,099,806)	(16,436,223)	(183,237,403)	(261,823,586)
Net increase (decrease)	7,558,297	(8,222,724)	$107,397,270	$(133,756,688)
Class F
Shares sold	21,616,390	11,766,506	$317,805,284	$186,255,220
Reinvestment of distributions	6,752,199	2,405,585	103,173,595	35,819,162
Shares redeemed	(13,495,964)	(17,677,411)	(204,013,287)	(284,052,775)
Net increase (decrease)	14,872,625	(3,505,320)	$216,965,592	$(61,978,393)
Fidelity Series International Value Fund
Series International Value
Shares sold	127,074,626	51,219,354	$1,158,126,260	$514,770,315
Reinvestment of distributions	11,715,075	41,826,962	113,519,073	418,269,617
Shares redeemed	(76,426,474)	(89,083,944)	(713,679,690)	(900,543,214)
Net increase (decrease)	62,363,227	3,962,372	$557,965,643	$32,496,718
Class F
Shares sold	189,019,529	89,487,681	$1,732,715,824	$902,577,936
Reinvestment of distributions	14,784,176	47,121,490	143,406,508	472,157,334
Shares redeemed	(88,864,488)	(90,319,635)	(828,820,981)	(919,744,396)
Net increase (decrease)	114,939,217	46,289,536	$1,047,301,351	$454,990,874

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series International Growth Fund (each a fund of Fidelity Investment Trust) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Series International Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 20, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund (the Funds), each a fund of the Fidelity Investment Trust, including the schedules of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Emerging Markets Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series Emerging Markets Fund, Fidelity® Series International Growth Fund, Fidelity® Series International Small Cap Fund, and Fidelity® Series International Value Fund or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Fidelity Series Emerging Markets Fund
Series Emerging Markets	1.03%
Actual		$1,000.00	$1,109.00	$5.46
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Class F	.87%
Actual		$1,000.00	$1,110.00	$4.61
Hypothetical-C		$1,000.00	$1,020.76	$4.42
Fidelity Series International Growth Fund
Series International Growth	.96%
Actual		$1,000.00	$991.10	$4.80
Hypothetical-C		$1,000.00	$1,020.31	$4.88
Class F	.79%
Actual		$1,000.00	$992.60	$3.96
Hypothetical-C		$1,000.00	$1,021.17	$4.01
Fidelity Series International Small Cap Fund
Series International Small Cap	1.03%
Actual		$1,000.00	$996.70	$5.17
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Class F	.87%
Actual		$1,000.00	$997.40	$4.37
Hypothetical-C		$1,000.00	$1,020.76	$4.42
Fidelity Series International Value Fund
Series International Value	.94%
Actual		$1,000.00	$992.50	$4.71
Hypothetical-C		$1,000.00	$1,020.41	$4.77
Class F	.78%
Actual		$1,000.00	$993.60	$3.91
Hypothetical-C		$1,000.00	$1,021.22	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series Emerging Markets Fund
Series Emerging Markets	12/19/16	12/16/16	$0.194	$0.036
Class F	12/19/16	12/16/16	$0.218	$0.036
Fidelity Series International Growth Fund
Series International Growth	12/19/16	12/16/16	$0.159	$0.166
Class F	12/19/16	12/16/16	$0.179	$0.166
Fidelity Series International Small Cap Fund
Series International Small Cap	12/19/16	12/16/16	$0.154	$0.417
Class F	12/19/16	12/16/16	$0.177	$0.417
Fidelity Series International Value Fund
Series International Value	12/19/16	12/16/16	$0.223	$0.017
Class F	12/19/16	12/16/16	$ 0.237	$ 0.017

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series International Growth Fund	$167,014,771
Fidelity Series International Small Cap Fund	$ 81,482,024

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

December 04, 2015
Fidelity Series Emerging Markets Fund
Series Emerging Markets	0%
Class F	0%
Fidelity Series International Growth Fund
Series International Growth	11%
Class F	10%
Fidelity Series International Small Cap Fund
Series International Small Cap	4%
Class F	4%
Fidelity Series International Value Fund
Series International Value	3%
Class F	2%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

December 04, 2015
Fidelity Series Emerging Markets Fund
Series Emerging Markets	98%
Class F	88%
Fidelity Series International Growth Fund
Series International Growth	100%
Class F	100%
Fidelity Series International Small Cap Fund
Series International Small Cap	100%
Class F	100%
Fidelity Series International Value Fund
Series International Value	98%
Class F	91%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Series Emerging Markets Fund
Series Emerging Markets	12/07/15	$0.2143	$0.0323
Class F	12/07/15	$0.2383	$0.0323
Fidelity Series International Growth Fund
Series International Growth	12/07/15	$0.1946	$0.0226
Class F	12/07/15	$0.2196	$0.0226
Fidelity Series International Small Cap Fund
Series International Small Cap	12/07/15	$0.2671	$0.0271
Class F	12/07/15	$0.2951	$0.0271
Fidelity Series International Value Fund
Series International Value	12/07/15	$0.2152	$0.0112
Class F	12/07/15	$ 0.2332	$ 0.0112

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for Fidelity Series Emerging Markets Fund in October 2013, September 2014, and October 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For each fund (except Fidelity Series Emerging Markets Fund), returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board also considered that each fund's (except Fidelity Series Emerging Markets Fund's) management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Fidelity Series International Small Cap Fund, the Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Fidelity Series Emerging Markets Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of each of Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's, and Fidelity Series International Value Fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's, and Fidelity Series International Value Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class of each fund ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although each fund is offered only to other Fidelity funds, it continues to incur investment management expenses. The Board further noted that each fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Approval of New Advisory Contracts.  The Board also voted to approve a new management contract and new sub-advisory agreements for each fund (New Advisory Contracts) that will take effect if the shareholders of certain other Fidelity funds that invest in the funds (referred to herein as Freedom Funds) approve new management contracts for the Freedom Funds. Under the New Advisory Contracts the funds will no longer pay a management fee to FMR. The new sub-advisory agreements provide that FMR or its affiliates will pay the fees based on a portion of the management fees received by an affiliate of FMR under its management contracts with the Freedom Funds. The Board noted the New Advisory Contracts are expected to result in an overall decrease in the fees and expenses payable by each fund. The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the funds' assets; (ii) the nature, extent and quality of services provided to the funds; or (iii) the day-to-day management of the funds and the personnel primarily responsible for such management. The Board considered that Fidelity Series International Growth Fund's, Fidelity Series International Small Cap Fund's, and Fidelity Series International Value Fund's new management contracts do not have a performance fee adjustment, but noted that FMR will no longer charge a management fee for the funds. The Board also considered that the New Advisory Contracts provide that FMR or an affiliate undertakes to pay all operating expenses of the funds, except transfer agent fees, 12b-1 fees, Independent Trustee expenses, custodian fees and expenses, expenses related to proxy solicitations, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

GSV-S-ANN-1216
1.907943.106

Fidelity Advisor® International Small Cap Fund -

Class A, Class T, Class C and Class I

Annual Report

October 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® International Small Cap Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.84%	8.97%	4.88%
Class T (incl. 3.50% sales charge)	4.99%	9.19%	4.85%
Class C (incl. contingent deferred sales charge)	7.26%	9.44%	4.72%
Class I	9.43%	10.68%	5.85%

 Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Small Cap Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$16,098	Fidelity Advisor® International Small Cap Fund - Class A
$15,038	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.'s June vote to exit the European Union – dubbed "Brexit" – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from "risk off" to "risk on." Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Samuel Chamovitz:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) posted high single-digit gains that considerably outperformed the 4.33% return of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Versus the benchmark, stock selection in several sectors added significant value. The fund also enjoyed broad-based success on a geographical basis. Nitori Holdings, our top relative contributor, is a Japan-based home-furnishings retailer. During the period, the company estimated that its operating profit increased by approximately 30% in the six months from March through August. Also lifting relative results were Japanese drugstore chain Tsuruha Holdings, Australia-based drilling-services provider Imdex Limited and EBOS Group, an Australian distributor of medical products. All but Tsuruha were non-benchmark positions. Conversely, my picks in energy detracted by a relatively modest amount. Canada was the biggest negative among countries. At the stock level, eight of our 20 largest relative detractors were based in the U.K. The biggest relative detractor was Countrywide, a U.K.-based real estate agency. Other detractors included Amec Foster Wheeler, a U.K.-headquartered oilfield-services provider, and U.S. department store Dillards, a non-benchmark holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	22.1%
United Kingdom	13.5%
United States of America*	6.0%
Canada	5.2%
Australia	4.3%
Cayman Islands	4.0%
France	3.6%
Switzerland	2.9%
Finland	2.8%
Other	35.6%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	22.2%
United Kingdom	14.8%
United States of America*	5.9%
Canada	4.1%
France	4.0%
Cayman Islands	3.9%
Australia	3.6%
Switzerland	3.3%
Ireland	2.5%
Other	35.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.8	95.0
Short-Term Investments and Net Other Assets (Liabilities)	5.2	5.0

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Micro Focus International PLC (United Kingdom, Software)	1.2	1.3
JSR Corp. (Japan, Chemicals)	1.0	0.9
Allied World Assurance Co. Holdings AG (Switzerland, Insurance)	1.0	1.0
Vontobel Holdings AG (Switzerland, Capital Markets)	0.9	0.9
S Foods, Inc. (Japan, Food Products)	0.9	0.9
Toshiba Plant Systems & Services Corp. (Japan, Construction & Engineering)	0.9	0.8
Frutarom Industries Ltd. (Israel, Chemicals)	0.9	1.0
Open Text Corp. (Canada, Software)	0.9	0.9
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	0.8	1.2
GUD Holdings Ltd. (Australia, Household Durables)	0.8	0.9
	9.3

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	18.4	19.4
Consumer Discretionary	16.2	15.2
Financials	13.9	20.9
Information Technology	9.7	9.4
Materials	9.7	7.8
Health Care	9.5	8.9
Consumer Staples	8.4	8.9
Real Estate	4.8	0.0
Energy	3.9	4.1
Utilities	0.3	0.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
Australia - 4.3%
Aub Group Ltd.	550,234	$4,143,774
Austal Ltd. (a)	2,621,086	3,070,545
Challenger Ltd.	611,334	5,003,849
GUD Holdings Ltd.	1,132,946	8,187,404
Imdex Ltd. (b)	14,323,674	6,537,611
Life Healthcare Group Ltd.	2,075,053	3,314,835
Nanosonics Ltd. (b)	1,532,896	4,046,277
Pact Group Holdings Ltd.	472,422	2,361,070
Programmed Maintenance Services Ltd.	3,501,712	3,822,485
SomnoMed Ltd. (a)(b)	726,815	2,211,553

TOTAL AUSTRALIA		42,699,403

Austria - 2.7%
Andritz AG	124,232	6,498,301
Buwog-Gemeinnuetzige Wohnung	199,838	4,829,478
IMMOFINANZ Immobilien Anlagen AG	2,558,443	5,513,146
RHI AG	222,940	5,614,161
Wienerberger AG	284,500	4,548,793

TOTAL AUSTRIA		27,003,879

Bailiwick of Jersey - 0.6%
Regus PLC	1,791,000	5,456,346
Belgium - 0.9%
Barco NV	67,583	5,311,949
Econocom Group SA	224,685	3,343,313

TOTAL BELGIUM		8,655,262

Bermuda - 2.2%
BW Offshore Ltd. (b)	82,996,886	3,415,365
Hiscox Ltd.	340,981	4,261,253
Petra Diamonds Ltd.	3,220,074	5,986,942
Skyworth Digital Holdings Ltd.	6,380,000	4,129,636
Travelport Worldwide Ltd.	284,600	4,018,552

TOTAL BERMUDA		21,811,748

Brazil - 0.3%
MAHLE Metal Leve SA	402,100	2,787,742
British Virgin Islands - 0.3%
Gem Diamonds Ltd.	1,844,162	2,618,415
Canada - 5.2%
AutoCanada, Inc. (a)	281,984	4,635,613
Dorel Industries, Inc. Class B (sub. vtg.)	129,503	3,287,540
Genesis Land Development Corp.	1,563,422	3,356,934
Lassonde Industries, Inc. Class A (sub. vtg.)	39,869	5,944,830
McCoy Global, Inc. (b)	1,341,870	1,750,744
North West Co., Inc.	226,500	4,322,970
Open Text Corp.	136,048	8,447,087
ShawCor Ltd. Class A	111,385	2,786,078
TransForce, Inc.	239,800	5,440,330
Western Forest Products, Inc.	3,067,700	4,665,703
Whitecap Resources, Inc. (a)	886,253	7,083,152

TOTAL CANADA		51,720,981

Cayman Islands - 4.0%
AMVIG Holdings Ltd.	17,038,000	5,755,821
Best Pacific International Holdings Ltd.	2,784,000	2,300,990
China High Precision Automation Group Ltd. (b)	712,000	1
China Metal Recycling (Holdings) Ltd. (b)	436,800	1
Greatview Aseptic Pack Co. Ltd.	6,321,000	3,211,215
Haitian International Holdings Ltd.	2,703,000	5,576,394
Lifestyle China Group Ltd. (b)	4,600,000	1,293,010
Lifestyle International Holdings Ltd.	3,311,500	4,440,639
Pico Far East Holdings Ltd.	18,482,000	5,624,040
SITC International Holdings Co. Ltd.	13,012,000	7,700,947
Value Partners Group Ltd.	4,081,000	3,904,432

TOTAL CAYMAN ISLANDS		39,807,490

Chile - 1.0%
Quinenco SA	2,409,395	5,901,583
Vina San Pedro SA	380,410,732	4,402,659

TOTAL CHILE		10,304,242

China - 0.4%
Qingdao Port International Co. Ltd.	6,191,000	3,775,803
Denmark - 0.7%
Jyske Bank A/S (Reg.)	156,203	7,088,819
Finland - 2.8%
Amer Group PLC (A Shares)	228,445	6,219,232
Asiakastieto Group Oyj	192,023	4,019,827
Cramo Oyj (B Shares)	186,710	4,908,814
Olvi PLC (A Shares)	134,838	4,083,828
Oriola-KD Oyj	743,766	3,486,323
Tikkurila Oyj	280,346	5,401,009

TOTAL FINLAND		28,119,033

France - 3.6%
ALTEN	89,219	6,376,884
Maisons du Monde SA	171,100	4,827,103
Rexel SA	328,700	4,559,092
The Lisi Group	125,409	3,712,210
The Vicat Group	101,756	6,397,211
Thermador Groupe SA	36,407	3,147,306
Wendel SA	58,135	6,688,095

TOTAL FRANCE		35,707,901

Germany - 2.3%
AURELIUS AG	85,535	5,096,677
Axel Springer Verlag AG	111,200	5,568,214
CompuGroup Medical AG	137,949	6,107,314
mutares AG	164,200	2,388,320
SHW Group (a)	118,139	4,085,143

TOTAL GERMANY		23,245,668

Greece - 0.4%
Metka Industrial-Construction	522,469	4,393,319
Hong Kong - 1.8%
Dah Sing Banking Group Ltd.	3,385,600	6,129,007
Far East Horizon Ltd.	4,840,000	4,418,410
Magnificent Hotel Investment Ltd.	121,606,000	2,853,736
Shun Ho Technology Holdings Ltd.	1,422,033	502,398
Techtronic Industries Co. Ltd.	1,116,500	4,203,674

TOTAL HONG KONG		18,107,225

India - 0.8%
Edelweiss Financial Services Ltd. (b)	2,781,738	5,087,621
Torrent Pharmaceuticals Ltd.	154,730	3,282,815

TOTAL INDIA		8,370,436

Indonesia - 0.7%
PT ACE Hardware Indonesia Tbk	50,758,800	3,326,086
PT Media Nusantara Citra Tbk	21,315,900	3,430,671

TOTAL INDONESIA		6,756,757

Ireland - 2.1%
C&C Group PLC	844,980	3,246,519
Mincon Group PLC	5,731,523	4,775,461
Origin Enterprises PLC	785,800	4,873,758
United Drug PLC (United Kingdom)	952,449	7,618,487

TOTAL IRELAND		20,514,225

Isle of Man - 0.6%
Paysafe Group PLC (b)	1,050,400	5,567,036
Israel - 0.9%
Frutarom Industries Ltd.	167,089	8,841,610
Italy - 0.6%
Banco di Desio e della Brianza SpA	669,139	1,240,650
Recordati SpA	158,261	4,478,786

TOTAL ITALY		5,719,436

Japan - 22.1%
A/S One Corp.	142,500	6,406,861
Aeon Delight Co. Ltd.	205,900	6,096,305
Arc Land Sakamoto Co. Ltd.	510,000	6,088,681
Broadleaf Co. Ltd.	385,300	4,339,080
Central Automotive Products Ltd.	337,000	2,917,860
Daiwa Industries Ltd.	495,600	4,324,154
Dexerials Corp.	664,100	5,344,716
Fuji Corp.	149,100	2,972,901
Fukuda Denshi Co. Ltd.	42,800	2,579,346
Funai Soken Holdings, Inc.	196,820	3,047,923
GMO Internet, Inc.	446,600	5,983,341
Iida Group Holdings Co. Ltd.	268,751	5,199,731
Japan Meat Co. Ltd.	394,300	5,553,362
JSR Corp.	665,800	10,145,403
Kaken Pharmaceutical Co. Ltd.	128,100	8,086,412
Kotobuki Spirits Co. Ltd.	127,500	3,012,730
Leopalace21 Corp.	1,069,300	6,974,361
Meitec Corp.	141,100	4,816,802
Minebea Mitsumi, Inc.	512,000	5,243,521
Miraca Holdings, Inc.	153,000	7,411,462
Mitani Shoji Co. Ltd.	247,700	7,392,972
Morinaga & Co. Ltd. (a)	86,200	4,015,324
Nihon Parkerizing Co. Ltd.	539,500	7,459,474
Nitori Holdings Co. Ltd.	59,200	7,095,871
Otsuka Corp.	97,300	4,639,077
Paramount Bed Holdings Co. Ltd.	172,500	6,579,575
Ricoh Leasing Co. Ltd.	247,100	7,151,221
S Foods, Inc. (a)	345,100	9,246,982
San-Ai Oil Co. Ltd.	589,000	4,161,810
Shinsei Bank Ltd.	3,971,000	6,437,208
Ship Healthcare Holdings, Inc.	174,800	5,125,489
TKC Corp.	250,400	7,413,865
Toshiba Plant Systems & Services Corp.	552,900	8,936,450
Tsuruha Holdings, Inc.	70,200	8,113,131
VT Holdings Co. Ltd.	1,312,400	7,070,716
Welcia Holdings Co. Ltd.	64,300	4,396,214
Yamada Consulting Group Co. Ltd.	168,200	7,105,235

TOTAL JAPAN		218,885,566

Korea (South) - 1.2%
BGFretail Co. Ltd.	16,949	2,578,460
Fila Korea Ltd.	52,928	4,035,236
Hy-Lok Corp.	125,792	2,507,580
NS Shopping Co. Ltd. (b)	20,408	2,944,092

TOTAL KOREA (SOUTH)		12,065,368

Luxembourg - 0.4%
SAF-Holland SA	303,900	4,078,336
Netherlands - 2.4%
Amsterdam Commodities NV	207,955	4,695,773
Arcadis NV	212,989	2,805,704
Basic-Fit NV	242,500	4,404,351
BinckBank NV	1,021,257	6,060,585
IMCD Group BV	142,000	6,142,471

TOTAL NETHERLANDS		24,108,884

New Zealand - 0.8%
EBOS Group Ltd.	671,717	8,189,879
Norway - 1.7%
ABG Sundal Collier ASA	6,890,610	4,078,148
Ekornes A/S	356,197	4,483,529
Kongsberg Gruppen ASA	295,933	4,226,412
Spectrum ASA (b)	1,183,572	3,724,470

TOTAL NORWAY		16,512,559

Philippines - 0.3%
Century Pacific Food, Inc.	7,712,400	2,659,476
Romania - 0.4%
Banca Transilvania SA	6,683,668	3,769,598
Singapore - 1.7%
Boustead Projects Pte Ltd. (b)	994,106	518,043
Boustead Singapore Ltd.	3,691,769	2,374,939
Hour Glass Ltd.	8,087,500	3,923,854
Mapletree Industrial (REIT)	4,048,594	5,005,270
Wing Tai Holdings Ltd.	4,268,200	5,200,071

TOTAL SINGAPORE		17,022,177

South Africa - 0.7%
Clicks Group Ltd.	713,016	6,636,396
Spain - 0.6%
Hispania Activos Inmobiliarios SA	454,085	5,592,854
Sweden - 1.2%
Addlife AB (b)	98,854	1,526,783
AddTech AB (B Shares)	231,619	3,295,233
Coor Service Management Holding AB	494,483	2,874,217
Granges AB	388,120	3,770,700

TOTAL SWEDEN		11,466,933

Switzerland - 2.9%
Allied World Assurance Co. Holdings AG	223,504	9,606,202
Daetwyler Holdings AG	28,893	3,953,426
Vontobel Holdings AG	189,326	9,269,713
VZ Holding AG	20,231	5,990,281

TOTAL SWITZERLAND		28,819,622

Taiwan - 2.2%
King's Town Bank	4,627,000	3,793,645
Makalot Industrial Co. Ltd.	942,540	3,721,910
Test Research, Inc.	932,000	1,182,422
Tripod Technology Corp.	2,747,000	6,508,426
Vanguard International Semiconductor Corp.	1,324,000	2,704,398
Yageo Corp.	400,000	806,889
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,254,000	3,090,404

TOTAL TAIWAN		21,808,094

Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	2,654,900	5,948,188
TISCO Financial Group PCL	2,917,600	4,309,263

TOTAL THAILAND		10,257,451

Turkey - 0.3%
Aygaz A/S	892,000	3,147,981
United Kingdom - 13.5%
Aberdeen Asset Management PLC	892,249	3,496,945
AEW UK REIT PLC	2,828,268	3,414,200
Alliance Pharma PLC	6,425,358	3,558,749
Amec Foster Wheeler PLC	680,210	3,723,285
Ashmore Group PLC	1,036,507	4,454,352
Bond International Software PLC (b)	899,666	1,365,477
Cineworld Group PLC	488,776	3,233,605
Close Brothers Group PLC	303,580	4,930,892
Countrywide PLC	2,373,907	5,236,003
Diploma PLC	330,451	3,791,925
Elementis PLC	1,348,200	3,930,769
Empiric Student Property PLC	2,112,172	2,863,218
Essentra PLC	679,700	4,242,959
Exova Group Ltd. PLC	1,002,769	2,577,517
Informa PLC	766,043	6,305,606
ITE Group PLC	2,416,764	4,252,296
James Fisher and Sons PLC	164,400	3,255,830
Jardine Lloyd Thompson Group PLC	316,200	3,978,656
John Wood Group PLC	573,300	5,396,221
LivaNova PLC (b)	86,700	4,914,156
Luxfer Holdings PLC sponsored ADR	687,209	6,452,893
McColl's Retail Group PLC	3,022,481	6,307,676
Mears Group PLC	1,304,910	7,191,437
Melrose Industries PLC	2,338,999	4,831,202
Micro Focus International PLC	459,944	12,053,216
PayPoint PLC	243,511	3,204,118
Sinclair Pharma PLC (b)	8,929,806	3,169,724
Spectris PLC	189,947	4,763,825
The Restaurant Group PLC	734,800	3,377,229
Ultra Electronics Holdings PLC	155,125	3,527,840

TOTAL UNITED KINGDOM		133,801,821

United States of America - 0.8%
Dillard's, Inc. Class A	112,894	6,920,402
Hornbeck Offshore Services, Inc. (a)(b)	152,170	604,115
YOU On Demand Holdings, Inc. warrants 8/30/17 (b)(c)	27,500	26

TOTAL UNITED STATES OF AMERICA		7,524,543

TOTAL COMMON STOCKS
(Cost $878,368,986)		925,420,314

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 0.4%
India - 0.4%
PC Jeweller Ltd. 13.00% (c)	20,810,176	3,751,335
Nonconvertible Preferred Stocks - 1.0%
Brazil - 1.0%
Alpargatas SA (PN)	1,319,300	4,385,267
Banco ABC Brasil SA	1,172,705	5,650,440
		10,035,707
TOTAL PREFERRED STOCKS
(Cost $11,560,390)		13,787,042

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 0.41% (d)	48,987,599	49,002,295
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	8,845,580	8,847,349
TOTAL MONEY MARKET FUNDS
(Cost $57,834,708)		57,849,644
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $947,764,084)		997,057,000
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,911,724)
NET ASSETS - 100%		$991,145,276

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,751,361 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$3,105,681
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$164,100
Fidelity Securities Lending Cash Central Fund	227,592
Total	$391,692

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Imdex Ltd.	$1,246,756	$1,304,092	$--	$--	$--
Total	$1,246,756	$1,304,092	$--	$--	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$162,865,705	$159,114,344	$3,751,361	$--
Consumer Staples	84,090,088	84,090,088	--	--
Energy	38,276,009	38,276,009	--	--
Financials	138,428,056	138,428,056	--	--
Health Care	92,094,826	92,094,826	--	--
Industrials	181,622,143	181,622,143	--	--
Information Technology	96,117,742	96,117,741	--	1
Materials	94,579,271	94,579,270	--	1
Real Estate	47,985,535	47,985,535	--	--
Utilities	3,147,981	3,147,981	--	--
Money Market Funds	57,849,644	57,849,644	--	--
Total Investments in Securities:	$997,057,000	$993,305,637	$3,751,361	$2

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$257,243,096

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $8,388,682) — See accompanying schedule: Unaffiliated issuers (cost $889,929,376)	$939,207,356
Fidelity Central Funds (cost $57,834,708)	57,849,644
Total Investments (cost $947,764,084)		$997,057,000
Foreign currency held at value (cost $1,304,373)		1,305,613
Receivable for investments sold		2,599,994
Receivable for fund shares sold		2,164,462
Dividends receivable		2,945,718
Distributions receivable from Fidelity Central Funds		25,303
Prepaid expenses		2,299
Other receivables		18,973
Total assets		1,006,119,362
Liabilities
Payable to custodian bank	$84,397
Payable for investments purchased	4,279,236
Payable for fund shares redeemed	514,645
Accrued management fee	811,699
Distribution and service plan fees payable	23,448
Other affiliated payables	190,797
Other payables and accrued expenses	222,876
Collateral on securities loaned, at value	8,846,988
Total liabilities		14,974,086
Net Assets		$991,145,276
Net Assets consist of:
Paid in capital		$924,761,439
Undistributed net investment income		13,974,440
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,325,412
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,083,985
Net Assets		$991,145,276
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($36,480,267 ÷ 1,531,841 shares)		$23.81
Maximum offering price per share (100/94.25 of $23.81)		$25.26
Class T:
Net Asset Value and redemption price per share ($13,330,959 ÷ 563,663 shares)		$23.65
Maximum offering price per share (100/96.50 of $23.65)		$24.51
Class C:
Net Asset Value and offering price per share ($12,186,728 ÷ 530,453 shares)(a)		$22.97
International Small Cap:
Net Asset Value, offering price and redemption price per share ($906,420,084 ÷ 37,408,491 shares)		$24.23
Class I:
Net Asset Value, offering price and redemption price per share ($22,727,238 ÷ 930,573 shares)		$24.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$28,969,499
Income from Fidelity Central Funds		391,692
Income before foreign taxes withheld		29,361,191
Less foreign taxes withheld		(2,109,934)
Total income		27,251,257
Expenses
Management fee
Basic fee	$7,428,257
Performance adjustment	1,328,853
Transfer agent fees	2,135,879
Distribution and service plan fees	252,105
Accounting and security lending fees	417,104
Custodian fees and expenses	239,127
Independent trustees' fees and expenses	3,735
Registration fees	95,012
Audit	91,826
Legal	2,623
Miscellaneous	7,128
Total expenses before reductions	12,001,649
Expense reductions	(28,363)	11,973,286
Net investment income (loss)		15,277,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,182,811
Fidelity Central Funds	1,845
Foreign currency transactions	(99,887)
Total net realized gain (loss)		12,084,769
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $79,683)	50,033,952
Assets and liabilities in foreign currencies	(58,456)
Total change in net unrealized appreciation (depreciation)		49,975,496
Net gain (loss)		62,060,265
Net increase (decrease) in net assets resulting from operations		$77,338,236

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,277,971	$11,998,423
Net realized gain (loss)	12,084,769	25,838,406
Change in net unrealized appreciation (depreciation)	49,975,496	6,824,724
Net increase (decrease) in net assets resulting from operations	77,338,236	44,661,553
Distributions to shareholders from net investment income	(10,933,091)	(7,662,528)
Distributions to shareholders from net realized gain	(23,540,154)	(116,906,834)
Total distributions	(34,473,245)	(124,569,362)
Share transactions - net increase (decrease)	74,066,306	53,722,708
Redemption fees	222,176	103,111
Total increase (decrease) in net assets	117,153,473	(26,081,990)
Net Assets
Beginning of period	873,991,803	900,073,793
End of period	$991,145,276	$873,991,803
Other Information
Undistributed net investment income end of period	$13,974,440	$10,946,744

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.69	$24.98	$26.34	$19.74	$18.97
Income from Investment Operations
Net investment income (loss)A	.34	.27	.17	.06	.06
Net realized and unrealized gain (loss)	1.64	1.05	(.89)	6.94	1.09
Total from investment operations	1.98	1.32	(.72)	7.00	1.15
Distributions from net investment income	(.25)	(.16)	(.05)	(.07)	(.11)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.33)	(.27)
Total distributions	(.87)	(3.61)	(.65)	(.40)	(.38)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$23.81	$22.69	$24.98	$26.34	$19.74
Total ReturnC,D	9.11%	6.21%	(2.79)%	36.18%	6.28%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.61%	1.59%	1.50%	1.61%	1.63%
Expenses net of fee waivers, if any	1.61%	1.58%	1.50%	1.61%	1.63%
Expenses net of all reductions	1.61%	1.58%	1.50%	1.60%	1.60%
Net investment income (loss)	1.50%	1.18%	.65%	.25%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$36,480	$28,238	$24,572	$24,020	$14,125
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.55	$24.81	$26.17	$19.59	$18.80
Income from Investment Operations
Net investment income (loss)A	.27	.21	.10	–B	.01
Net realized and unrealized gain (loss)	1.63	1.04	(.87)	6.90	1.08
Total from investment operations	1.90	1.25	(.77)	6.90	1.09
Distributions from net investment income	(.19)	(.06)	–	–	(.03)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.32)	(.27)
Total distributions	(.81)	(3.51)	(.60)	(.32)	(.30)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$23.65	$22.55	$24.81	$26.17	$19.59
Total ReturnC,D	8.79%	5.90%	(3.00)%	35.80%	5.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.90%	1.87%	1.77%	1.87%	1.88%
Expenses net of fee waivers, if any	1.90%	1.86%	1.77%	1.87%	1.88%
Expenses net of all reductions	1.90%	1.86%	1.76%	1.85%	1.85%
Net investment income (loss)	1.21%	.90%	.38%	(.01)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$13,331	$12,400	$12,296	$13,530	$9,262
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.96	$24.27	$25.68	$19.18	$18.38
Income from Investment Operations
Net investment income (loss)A	.16	.09	(.02)	(.11)	(.08)
Net realized and unrealized gain (loss)	1.59	1.02	(.85)	6.79	1.07
Total from investment operations	1.75	1.11	(.87)	6.68	.99
Distributions from net investment income	(.13)	–	–	–	–
Distributions from net realized gain	(.62)	(3.42)	(.55)	(.18)	(.19)
Total distributions	(.75)	(3.42)	(.55)	(.18)	(.19)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$22.97	$21.96	$24.27	$25.68	$19.18
Total ReturnC,D	8.26%	5.37%	(3.43)%	35.15%	5.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.40%	2.36%	2.23%	2.33%	2.38%
Expenses net of fee waivers, if any	2.40%	2.35%	2.22%	2.33%	2.38%
Expenses net of all reductions	2.39%	2.35%	2.22%	2.32%	2.35%
Net investment income (loss)	.71%	.41%	(.07)%	(.47)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$12,187	$11,359	$12,576	$13,426	$6,799
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.06	$25.34	$26.67	$19.99	$19.23
Income from Investment Operations
Net investment income (loss)A	.40	.34	.25	.12	.11
Net realized and unrealized gain (loss)	1.67	1.07	(.90)	7.02	1.10
Total from investment operations	2.07	1.41	(.65)	7.14	1.21
Distributions from net investment income	(.29)	(.24)	(.09)	(.14)	(.18)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.33)	(.27)
Total distributions	(.91)	(3.69)	(.69)	(.46)B	(.45)
Redemption fees added to paid in capitalA	.01	–C	.01	–C	–C
Net asset value, end of period	$24.23	$23.06	$25.34	$26.67	$19.99
Total ReturnD	9.39%	6.53%	(2.48)%	36.56%	6.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.34%	1.31%	1.21%	1.33%	1.35%
Expenses net of fee waivers, if any	1.34%	1.31%	1.20%	1.32%	1.35%
Expenses net of all reductions	1.33%	1.31%	1.20%	1.31%	1.33%
Net investment income (loss)	1.77%	1.45%	.95%	.53%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$906,420	$811,534	$842,031	$1,029,629	$692,769
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.24	$25.34	$26.67	$20.00	$19.24
Income from Investment Operations
Net investment income (loss)A	.41	.36	.29	.16	.13
Net realized and unrealized gain (loss)	1.69	1.07	(.90)	7.00	1.10
Total from investment operations	2.10	1.43	(.61)	7.16	1.23
Distributions from net investment income	(.31)	(.08)	(.13)	(.16)	(.20)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.33)	(.27)
Total distributions	(.93)	(3.53)	(.73)	(.49)	(.47)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$24.42	$23.24	$25.34	$26.67	$20.00
Total ReturnC	9.43%	6.60%	(2.35)%	36.68%	6.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.31%	1.24%	1.08%	1.20%	1.25%
Expenses net of fee waivers, if any	1.31%	1.23%	1.08%	1.20%	1.25%
Expenses net of all reductions	1.31%	1.23%	1.08%	1.18%	1.22%
Net investment income (loss)	1.80%	1.53%	1.07%	.66%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$22,727	$10,070	$8,092	$67,038	$9,503
Portfolio turnover rateF	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$149,403,625
Gross unrealized depreciation	(109,195,253)
Net unrealized appreciation (depreciation) on securities	$40,208,372
Tax Cost	$956,848,628

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,845,883
Undistributed long-term capital gain	$10,536,654
Net unrealized appreciation (depreciation) on securities and other investments	$40,080,985

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$15,375,346	$ 8,729,905
Long-term Capital Gains	19,097,899	115,839,457
Total	$34,473,245	$ 124,569,362

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $300,353,437 and $245,220,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was 1.00% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$78,646	$–
Class T	.25%	.25%	63,700	–
Class B	.75%	.25%	1,971	1,478
Class C	.75%	.25%	107,788	16,939
			$252,105	$18,417

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,224
Class T	2,747
Class B(a)	9
Class C(a)	2,387
$22,367

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$82,865.26
Class T	38,957.31
Class B	549.28
Class C	32,529.30
International Small Cap	1,958,094.24
Class I	22,885.22
	$2,135,879

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $438 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,223 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $227,592, including $858 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,241 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,122.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$319,347	$155,785
Class T	106,306	27,108
Class B	996	–
Class C	64,383	–
International Small Cap	10,307,620	7,454,709
Class I	134,439	24,926
Total	$10,933,091	$7,662,528
From net realized gain
Class A	$788,825	$3,382,206
Class T	339,739	1,671,017
Class B	10,287	66,002
Class C	319,340	1,697,539
International Small Cap	21,811,338	109,040,767
Class I	270,625	1,049,303
Total	$23,540,154	$116,906,834

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	622,254	432,152	$13,846,907	$9,990,970
Reinvestment of distributions	49,226	159,613	1,077,561	3,404,539
Shares redeemed	(383,922)	(331,016)	(8,560,022)	(7,450,558)
Net increase (decrease)	287,558	260,749	$6,364,446	$5,944,951
Class T
Shares sold	133,036	124,085	$2,846,482	$2,869,552
Reinvestment of distributions	20,220	77,005	440,798	1,636,354
Shares redeemed	(139,487)	(146,828)	(3,059,683)	(3,289,706)
Net increase (decrease)	13,769	54,262	$227,597	$1,216,200
Class B
Shares sold	2,210	4,667	$44,410	$108,058
Reinvestment of distributions	493	2,954	10,648	62,128
Shares redeemed	(20,270)	(10,732)	(435,806)	(240,945)
Net increase (decrease)	(17,567)	(3,111)	$(380,748)	$(70,759)
Class C
Shares sold	222,957	196,292	$4,942,382	$4,379,607
Reinvestment of distributions	16,869	71,584	358,801	1,488,229
Shares redeemed	(226,514)	(268,981)	(4,770,771)	(5,818,752)
Net increase (decrease)	13,312	(1,105)	$530,412	$49,084
International Small Cap
Shares sold	11,991,539	7,876,402	$277,123,750	$184,799,928
Reinvestment of distributions	1,408,054	5,231,399	31,286,953	113,102,853
Shares redeemed	(11,188,601)	(11,138,439)	(253,612,350)	(253,855,534)
Net increase (decrease)	2,210,992	1,969,362	$54,798,353	$44,047,247
Class I
Shares sold	924,076	256,693	$21,994,159	$5,987,647
Reinvestment of distributions	16,670	46,102	373,252	1,003,648
Shares redeemed	(443,477)	(188,812)	(9,841,165)	(4,455,310)
Net increase (decrease)	497,269	113,983	$12,526,246	$2,535,985

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.57%
Actual		$1,000.00	$1,059.60	$8.13
Hypothetical-C		$1,000.00	$1,017.24	$7.96
Class T	1.86%
Actual		$1,000.00	$1,058.20	$9.62
Hypothetical-C		$1,000.00	$1,015.79	$9.42
Class C	2.36%
Actual		$1,000.00	$1,055.10	$12.19
Hypothetical-C		$1,000.00	$1,013.27	$11.94
International Small Cap	1.28%
Actual		$1,000.00	$1,061.30	$6.63
Hypothetical-C		$1,000.00	$1,018.70	$6.50
Class I	1.30%
Actual		$1,000.00	$1,060.80	$6.73
Hypothetical-C		$1,000.00	$1,018.60	$6.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/12/16	12/09/16	$0.276	$0.289
Class T	12/12/16	12/09/16	$0.186	$0.289
Class C	12/12/16	12/09/16	$0.081	$0.289
Fidelity International Small Cap Fund	12/12/16	12/09/16	$0.340	$0.289
Class I	12/12/16	12/09/16	$0.370	$0.289

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2016, $10,536,653, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 99%; Class T, Class B, and Class C designates 100%; Fidelity International Small Cap Fund designates 90%; and Class I designates 87% of the dividend distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/07/15	$0.4128	$0.0448
Class T	12/07/15	$0.3558	$0.0448
Class B	12/07/15	$0.2218	$0.0448
Class C	12/07/15	$0.2868	$0.0448
Fidelity International Small Cap Fund	12/07/15	$0.4548	$0.0448
Class I	12/07/15	$0.4698	$0.0448

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2014 and 2015 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below the competitive median for 2015, the total expense ratio of Class I ranked equal to the competitive mean for 2015, and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AISC-ANN-1216
1.793569.113

Fidelity® International Small Cap Fund Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Small Cap Fund	9.39%	10.58%	5.77%

 Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

Period Ending Values
$17,524	Fidelity® International Small Cap Fund
$15,038	MSCI ACWI (All Country World Index) ex USA Small Cap Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities eked a 0.40% gain for the year ending October 31, 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concerns about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies; the U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely until the U.K.’s June vote to exit the European Union – dubbed “Brexit” – touched off near-tumult in global markets. Starting with a sharp initial rebound, the MSCI index then traced a generally upward arc into autumn. Among segments, small-cap stocks outpaced large-caps; growth and value finished close together. Regionally, Canada (+10%) and emerging markets (+9%) were aided by rising commodity prices. Japan (+4%) bettered the index but lagged the rest of the Asia Pacific region (+9%). Europe (-5%) and the U.K. (-11%) were beset by Brexit stress. Among sectors, materials (+16%) and energy (+11%) overcame early-2016 lows. Information technology (+13%) also performed well. Financials (-3%) trailed ex the recently created real estate sector (+3%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-12%) suffered amid U.S. political uncertainty.

Comments from Portfolio Manager Samuel Chamovitz:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) posted high single-digit gains that considerably outperformed the 4.33% return of the benchmark MSCI ACWI (All Country World Index) ex USA Small Cap Index. Versus the benchmark, stock selection in several sectors added significant value. The fund also enjoyed broad-based success on a geographical basis. Nitori Holdings, our top relative contributor, is a Japan-based home-furnishings retailer. During the period, the company estimated that its operating profit increased by approximately 30% in the six months from March through August. Also lifting relative results were Japanese drugstore chain Tsuruha Holdings, Australia-based drilling-services provider Imdex Limited and EBOS Group, an Australian distributor of medical products. All but Tsuruha were non-benchmark positions. Conversely, my picks in energy detracted by a relatively modest amount. Canada was the biggest negative among countries. At the stock level, eight of our 20 largest relative detractors were based in the U.K. The biggest relative detractor was Countrywide, a U.K.-based real estate agency. Other detractors included Amec Foster Wheeler, a U.K.-headquartered oilfield-services provider, and U.S. department store Dillards, a non-benchmark holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2016
Japan	22.1%
United Kingdom	13.5%
United States of America*	6.0%
Canada	5.2%
Australia	4.3%
Cayman Islands	4.0%
France	3.6%
Switzerland	2.9%
Finland	2.8%
Other	35.6%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2016
Japan	22.2%
United Kingdom	14.8%
United States of America*	5.9%
Canada	4.1%
France	4.0%
Cayman Islands	3.9%
Australia	3.6%
Switzerland	3.3%
Ireland	2.5%
Other	35.7%

 * Includes Short-Term Investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	94.8	95.0
Short-Term Investments and Net Other Assets (Liabilities)	5.2	5.0

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Micro Focus International PLC (United Kingdom, Software)	1.2	1.3
JSR Corp. (Japan, Chemicals)	1.0	0.9
Allied World Assurance Co. Holdings AG (Switzerland, Insurance)	1.0	1.0
Vontobel Holdings AG (Switzerland, Capital Markets)	0.9	0.9
S Foods, Inc. (Japan, Food Products)	0.9	0.9
Toshiba Plant Systems & Services Corp. (Japan, Construction & Engineering)	0.9	0.8
Frutarom Industries Ltd. (Israel, Chemicals)	0.9	1.0
Open Text Corp. (Canada, Software)	0.9	0.9
EBOS Group Ltd. (New Zealand, Health Care Providers & Services)	0.8	1.2
GUD Holdings Ltd. (Australia, Household Durables)	0.8	0.9
	9.3

Top Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	18.4	19.4
Consumer Discretionary	16.2	15.2
Financials	13.9	20.9
Information Technology	9.7	9.4
Materials	9.7	7.8
Health Care	9.5	8.9
Consumer Staples	8.4	8.9
Real Estate	4.8	0.0
Energy	3.9	4.1
Utilities	0.3	0.4

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
Australia - 4.3%
Aub Group Ltd.	550,234	$4,143,774
Austal Ltd. (a)	2,621,086	3,070,545
Challenger Ltd.	611,334	5,003,849
GUD Holdings Ltd.	1,132,946	8,187,404
Imdex Ltd. (b)	14,323,674	6,537,611
Life Healthcare Group Ltd.	2,075,053	3,314,835
Nanosonics Ltd. (b)	1,532,896	4,046,277
Pact Group Holdings Ltd.	472,422	2,361,070
Programmed Maintenance Services Ltd.	3,501,712	3,822,485
SomnoMed Ltd. (a)(b)	726,815	2,211,553

TOTAL AUSTRALIA		42,699,403

Austria - 2.7%
Andritz AG	124,232	6,498,301
Buwog-Gemeinnuetzige Wohnung	199,838	4,829,478
IMMOFINANZ Immobilien Anlagen AG	2,558,443	5,513,146
RHI AG	222,940	5,614,161
Wienerberger AG	284,500	4,548,793

TOTAL AUSTRIA		27,003,879

Bailiwick of Jersey - 0.6%
Regus PLC	1,791,000	5,456,346
Belgium - 0.9%
Barco NV	67,583	5,311,949
Econocom Group SA	224,685	3,343,313

TOTAL BELGIUM		8,655,262

Bermuda - 2.2%
BW Offshore Ltd. (b)	82,996,886	3,415,365
Hiscox Ltd.	340,981	4,261,253
Petra Diamonds Ltd.	3,220,074	5,986,942
Skyworth Digital Holdings Ltd.	6,380,000	4,129,636
Travelport Worldwide Ltd.	284,600	4,018,552

TOTAL BERMUDA		21,811,748

Brazil - 0.3%
MAHLE Metal Leve SA	402,100	2,787,742
British Virgin Islands - 0.3%
Gem Diamonds Ltd.	1,844,162	2,618,415
Canada - 5.2%
AutoCanada, Inc. (a)	281,984	4,635,613
Dorel Industries, Inc. Class B (sub. vtg.)	129,503	3,287,540
Genesis Land Development Corp.	1,563,422	3,356,934
Lassonde Industries, Inc. Class A (sub. vtg.)	39,869	5,944,830
McCoy Global, Inc. (b)	1,341,870	1,750,744
North West Co., Inc.	226,500	4,322,970
Open Text Corp.	136,048	8,447,087
ShawCor Ltd. Class A	111,385	2,786,078
TransForce, Inc.	239,800	5,440,330
Western Forest Products, Inc.	3,067,700	4,665,703
Whitecap Resources, Inc. (a)	886,253	7,083,152

TOTAL CANADA		51,720,981

Cayman Islands - 4.0%
AMVIG Holdings Ltd.	17,038,000	5,755,821
Best Pacific International Holdings Ltd.	2,784,000	2,300,990
China High Precision Automation Group Ltd. (b)	712,000	1
China Metal Recycling (Holdings) Ltd. (b)	436,800	1
Greatview Aseptic Pack Co. Ltd.	6,321,000	3,211,215
Haitian International Holdings Ltd.	2,703,000	5,576,394
Lifestyle China Group Ltd. (b)	4,600,000	1,293,010
Lifestyle International Holdings Ltd.	3,311,500	4,440,639
Pico Far East Holdings Ltd.	18,482,000	5,624,040
SITC International Holdings Co. Ltd.	13,012,000	7,700,947
Value Partners Group Ltd.	4,081,000	3,904,432

TOTAL CAYMAN ISLANDS		39,807,490

Chile - 1.0%
Quinenco SA	2,409,395	5,901,583
Vina San Pedro SA	380,410,732	4,402,659

TOTAL CHILE		10,304,242

China - 0.4%
Qingdao Port International Co. Ltd.	6,191,000	3,775,803
Denmark - 0.7%
Jyske Bank A/S (Reg.)	156,203	7,088,819
Finland - 2.8%
Amer Group PLC (A Shares)	228,445	6,219,232
Asiakastieto Group Oyj	192,023	4,019,827
Cramo Oyj (B Shares)	186,710	4,908,814
Olvi PLC (A Shares)	134,838	4,083,828
Oriola-KD Oyj	743,766	3,486,323
Tikkurila Oyj	280,346	5,401,009

TOTAL FINLAND		28,119,033

France - 3.6%
ALTEN	89,219	6,376,884
Maisons du Monde SA	171,100	4,827,103
Rexel SA	328,700	4,559,092
The Lisi Group	125,409	3,712,210
The Vicat Group	101,756	6,397,211
Thermador Groupe SA	36,407	3,147,306
Wendel SA	58,135	6,688,095

TOTAL FRANCE		35,707,901

Germany - 2.3%
AURELIUS AG	85,535	5,096,677
Axel Springer Verlag AG	111,200	5,568,214
CompuGroup Medical AG	137,949	6,107,314
mutares AG	164,200	2,388,320
SHW Group (a)	118,139	4,085,143

TOTAL GERMANY		23,245,668

Greece - 0.4%
Metka Industrial-Construction	522,469	4,393,319
Hong Kong - 1.8%
Dah Sing Banking Group Ltd.	3,385,600	6,129,007
Far East Horizon Ltd.	4,840,000	4,418,410
Magnificent Hotel Investment Ltd.	121,606,000	2,853,736
Shun Ho Technology Holdings Ltd.	1,422,033	502,398
Techtronic Industries Co. Ltd.	1,116,500	4,203,674

TOTAL HONG KONG		18,107,225

India - 0.8%
Edelweiss Financial Services Ltd. (b)	2,781,738	5,087,621
Torrent Pharmaceuticals Ltd.	154,730	3,282,815

TOTAL INDIA		8,370,436

Indonesia - 0.7%
PT ACE Hardware Indonesia Tbk	50,758,800	3,326,086
PT Media Nusantara Citra Tbk	21,315,900	3,430,671

TOTAL INDONESIA		6,756,757

Ireland - 2.1%
C&C Group PLC	844,980	3,246,519
Mincon Group PLC	5,731,523	4,775,461
Origin Enterprises PLC	785,800	4,873,758
United Drug PLC (United Kingdom)	952,449	7,618,487

TOTAL IRELAND		20,514,225

Isle of Man - 0.6%
Paysafe Group PLC (b)	1,050,400	5,567,036
Israel - 0.9%
Frutarom Industries Ltd.	167,089	8,841,610
Italy - 0.6%
Banco di Desio e della Brianza SpA	669,139	1,240,650
Recordati SpA	158,261	4,478,786

TOTAL ITALY		5,719,436

Japan - 22.1%
A/S One Corp.	142,500	6,406,861
Aeon Delight Co. Ltd.	205,900	6,096,305
Arc Land Sakamoto Co. Ltd.	510,000	6,088,681
Broadleaf Co. Ltd.	385,300	4,339,080
Central Automotive Products Ltd.	337,000	2,917,860
Daiwa Industries Ltd.	495,600	4,324,154
Dexerials Corp.	664,100	5,344,716
Fuji Corp.	149,100	2,972,901
Fukuda Denshi Co. Ltd.	42,800	2,579,346
Funai Soken Holdings, Inc.	196,820	3,047,923
GMO Internet, Inc.	446,600	5,983,341
Iida Group Holdings Co. Ltd.	268,751	5,199,731
Japan Meat Co. Ltd.	394,300	5,553,362
JSR Corp.	665,800	10,145,403
Kaken Pharmaceutical Co. Ltd.	128,100	8,086,412
Kotobuki Spirits Co. Ltd.	127,500	3,012,730
Leopalace21 Corp.	1,069,300	6,974,361
Meitec Corp.	141,100	4,816,802
Minebea Mitsumi, Inc.	512,000	5,243,521
Miraca Holdings, Inc.	153,000	7,411,462
Mitani Shoji Co. Ltd.	247,700	7,392,972
Morinaga & Co. Ltd. (a)	86,200	4,015,324
Nihon Parkerizing Co. Ltd.	539,500	7,459,474
Nitori Holdings Co. Ltd.	59,200	7,095,871
Otsuka Corp.	97,300	4,639,077
Paramount Bed Holdings Co. Ltd.	172,500	6,579,575
Ricoh Leasing Co. Ltd.	247,100	7,151,221
S Foods, Inc. (a)	345,100	9,246,982
San-Ai Oil Co. Ltd.	589,000	4,161,810
Shinsei Bank Ltd.	3,971,000	6,437,208
Ship Healthcare Holdings, Inc.	174,800	5,125,489
TKC Corp.	250,400	7,413,865
Toshiba Plant Systems & Services Corp.	552,900	8,936,450
Tsuruha Holdings, Inc.	70,200	8,113,131
VT Holdings Co. Ltd.	1,312,400	7,070,716
Welcia Holdings Co. Ltd.	64,300	4,396,214
Yamada Consulting Group Co. Ltd.	168,200	7,105,235

TOTAL JAPAN		218,885,566

Korea (South) - 1.2%
BGFretail Co. Ltd.	16,949	2,578,460
Fila Korea Ltd.	52,928	4,035,236
Hy-Lok Corp.	125,792	2,507,580
NS Shopping Co. Ltd. (b)	20,408	2,944,092

TOTAL KOREA (SOUTH)		12,065,368

Luxembourg - 0.4%
SAF-Holland SA	303,900	4,078,336
Netherlands - 2.4%
Amsterdam Commodities NV	207,955	4,695,773
Arcadis NV	212,989	2,805,704
Basic-Fit NV	242,500	4,404,351
BinckBank NV	1,021,257	6,060,585
IMCD Group BV	142,000	6,142,471

TOTAL NETHERLANDS		24,108,884

New Zealand - 0.8%
EBOS Group Ltd.	671,717	8,189,879
Norway - 1.7%
ABG Sundal Collier ASA	6,890,610	4,078,148
Ekornes A/S	356,197	4,483,529
Kongsberg Gruppen ASA	295,933	4,226,412
Spectrum ASA (b)	1,183,572	3,724,470

TOTAL NORWAY		16,512,559

Philippines - 0.3%
Century Pacific Food, Inc.	7,712,400	2,659,476
Romania - 0.4%
Banca Transilvania SA	6,683,668	3,769,598
Singapore - 1.7%
Boustead Projects Pte Ltd. (b)	994,106	518,043
Boustead Singapore Ltd.	3,691,769	2,374,939
Hour Glass Ltd.	8,087,500	3,923,854
Mapletree Industrial (REIT)	4,048,594	5,005,270
Wing Tai Holdings Ltd.	4,268,200	5,200,071

TOTAL SINGAPORE		17,022,177

South Africa - 0.7%
Clicks Group Ltd.	713,016	6,636,396
Spain - 0.6%
Hispania Activos Inmobiliarios SA	454,085	5,592,854
Sweden - 1.2%
Addlife AB (b)	98,854	1,526,783
AddTech AB (B Shares)	231,619	3,295,233
Coor Service Management Holding AB	494,483	2,874,217
Granges AB	388,120	3,770,700

TOTAL SWEDEN		11,466,933

Switzerland - 2.9%
Allied World Assurance Co. Holdings AG	223,504	9,606,202
Daetwyler Holdings AG	28,893	3,953,426
Vontobel Holdings AG	189,326	9,269,713
VZ Holding AG	20,231	5,990,281

TOTAL SWITZERLAND		28,819,622

Taiwan - 2.2%
King's Town Bank	4,627,000	3,793,645
Makalot Industrial Co. Ltd.	942,540	3,721,910
Test Research, Inc.	932,000	1,182,422
Tripod Technology Corp.	2,747,000	6,508,426
Vanguard International Semiconductor Corp.	1,324,000	2,704,398
Yageo Corp.	400,000	806,889
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	1,254,000	3,090,404

TOTAL TAIWAN		21,808,094

Thailand - 1.0%
Delta Electronics PCL (For. Reg.)	2,654,900	5,948,188
TISCO Financial Group PCL	2,917,600	4,309,263

TOTAL THAILAND		10,257,451

Turkey - 0.3%
Aygaz A/S	892,000	3,147,981
United Kingdom - 13.5%
Aberdeen Asset Management PLC	892,249	3,496,945
AEW UK REIT PLC	2,828,268	3,414,200
Alliance Pharma PLC	6,425,358	3,558,749
Amec Foster Wheeler PLC	680,210	3,723,285
Ashmore Group PLC	1,036,507	4,454,352
Bond International Software PLC (b)	899,666	1,365,477
Cineworld Group PLC	488,776	3,233,605
Close Brothers Group PLC	303,580	4,930,892
Countrywide PLC	2,373,907	5,236,003
Diploma PLC	330,451	3,791,925
Elementis PLC	1,348,200	3,930,769
Empiric Student Property PLC	2,112,172	2,863,218
Essentra PLC	679,700	4,242,959
Exova Group Ltd. PLC	1,002,769	2,577,517
Informa PLC	766,043	6,305,606
ITE Group PLC	2,416,764	4,252,296
James Fisher and Sons PLC	164,400	3,255,830
Jardine Lloyd Thompson Group PLC	316,200	3,978,656
John Wood Group PLC	573,300	5,396,221
LivaNova PLC (b)	86,700	4,914,156
Luxfer Holdings PLC sponsored ADR	687,209	6,452,893
McColl's Retail Group PLC	3,022,481	6,307,676
Mears Group PLC	1,304,910	7,191,437
Melrose Industries PLC	2,338,999	4,831,202
Micro Focus International PLC	459,944	12,053,216
PayPoint PLC	243,511	3,204,118
Sinclair Pharma PLC (b)	8,929,806	3,169,724
Spectris PLC	189,947	4,763,825
The Restaurant Group PLC	734,800	3,377,229
Ultra Electronics Holdings PLC	155,125	3,527,840

TOTAL UNITED KINGDOM		133,801,821

United States of America - 0.8%
Dillard's, Inc. Class A	112,894	6,920,402
Hornbeck Offshore Services, Inc. (a)(b)	152,170	604,115
YOU On Demand Holdings, Inc. warrants 8/30/17 (b)(c)	27,500	26

TOTAL UNITED STATES OF AMERICA		7,524,543

TOTAL COMMON STOCKS
(Cost $878,368,986)		925,420,314

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 0.4%
India - 0.4%
PC Jeweller Ltd. 13.00% (c)	20,810,176	3,751,335
Nonconvertible Preferred Stocks - 1.0%
Brazil - 1.0%
Alpargatas SA (PN)	1,319,300	4,385,267
Banco ABC Brasil SA	1,172,705	5,650,440
		10,035,707
TOTAL PREFERRED STOCKS
(Cost $11,560,390)		13,787,042

Money Market Funds - 5.8%
Fidelity Cash Central Fund, 0.41% (d)	48,987,599	49,002,295
Fidelity Securities Lending Cash Central Fund 0.48% (d)(e)	8,845,580	8,847,349
TOTAL MONEY MARKET FUNDS
(Cost $57,834,708)		57,849,644
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $947,764,084)		997,057,000
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(5,911,724)
NET ASSETS - 100%		$991,145,276

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,751,361 or 0.4% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$3,105,681
YOU On Demand Holdings, Inc. warrants 8/30/17	9/14/12	$0

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$164,100
Fidelity Securities Lending Cash Central Fund	227,592
Total	$391,692

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Imdex Ltd.	$1,246,756	$1,304,092	$--	$--	$--
Total	$1,246,756	$1,304,092	$--	$--	$--

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$162,865,705	$159,114,344	$3,751,361	$--
Consumer Staples	84,090,088	84,090,088	--	--
Energy	38,276,009	38,276,009	--	--
Financials	138,428,056	138,428,056	--	--
Health Care	92,094,826	92,094,826	--	--
Industrials	181,622,143	181,622,143	--	--
Information Technology	96,117,742	96,117,741	--	1
Materials	94,579,271	94,579,270	--	1
Real Estate	47,985,535	47,985,535	--	--
Utilities	3,147,981	3,147,981	--	--
Money Market Funds	57,849,644	57,849,644	--	--
Total Investments in Securities:	$997,057,000	$993,305,637	$3,751,361	$2

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$257,243,096

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $8,388,682) — See accompanying schedule: Unaffiliated issuers (cost $889,929,376)	$939,207,356
Fidelity Central Funds (cost $57,834,708)	57,849,644
Total Investments (cost $947,764,084)		$997,057,000
Foreign currency held at value (cost $1,304,373)		1,305,613
Receivable for investments sold		2,599,994
Receivable for fund shares sold		2,164,462
Dividends receivable		2,945,718
Distributions receivable from Fidelity Central Funds		25,303
Prepaid expenses		2,299
Other receivables		18,973
Total assets		1,006,119,362
Liabilities
Payable to custodian bank	$84,397
Payable for investments purchased	4,279,236
Payable for fund shares redeemed	514,645
Accrued management fee	811,699
Distribution and service plan fees payable	23,448
Other affiliated payables	190,797
Other payables and accrued expenses	222,876
Collateral on securities loaned, at value	8,846,988
Total liabilities		14,974,086
Net Assets		$991,145,276
Net Assets consist of:
Paid in capital		$924,761,439
Undistributed net investment income		13,974,440
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,325,412
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,083,985
Net Assets		$991,145,276
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($36,480,267 ÷ 1,531,841 shares)		$23.81
Maximum offering price per share (100/94.25 of $23.81)		$25.26
Class T:
Net Asset Value and redemption price per share ($13,330,959 ÷ 563,663 shares)		$23.65
Maximum offering price per share (100/96.50 of $23.65)		$24.51
Class C:
Net Asset Value and offering price per share ($12,186,728 ÷ 530,453 shares)(a)		$22.97
International Small Cap:
Net Asset Value, offering price and redemption price per share ($906,420,084 ÷ 37,408,491 shares)		$24.23
Class I:
Net Asset Value, offering price and redemption price per share ($22,727,238 ÷ 930,573 shares)		$24.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$28,969,499
Income from Fidelity Central Funds		391,692
Income before foreign taxes withheld		29,361,191
Less foreign taxes withheld		(2,109,934)
Total income		27,251,257
Expenses
Management fee
Basic fee	$7,428,257
Performance adjustment	1,328,853
Transfer agent fees	2,135,879
Distribution and service plan fees	252,105
Accounting and security lending fees	417,104
Custodian fees and expenses	239,127
Independent trustees' fees and expenses	3,735
Registration fees	95,012
Audit	91,826
Legal	2,623
Miscellaneous	7,128
Total expenses before reductions	12,001,649
Expense reductions	(28,363)	11,973,286
Net investment income (loss)		15,277,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,182,811
Fidelity Central Funds	1,845
Foreign currency transactions	(99,887)
Total net realized gain (loss)		12,084,769
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $79,683)	50,033,952
Assets and liabilities in foreign currencies	(58,456)
Total change in net unrealized appreciation (depreciation)		49,975,496
Net gain (loss)		62,060,265
Net increase (decrease) in net assets resulting from operations		$77,338,236

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,277,971	$11,998,423
Net realized gain (loss)	12,084,769	25,838,406
Change in net unrealized appreciation (depreciation)	49,975,496	6,824,724
Net increase (decrease) in net assets resulting from operations	77,338,236	44,661,553
Distributions to shareholders from net investment income	(10,933,091)	(7,662,528)
Distributions to shareholders from net realized gain	(23,540,154)	(116,906,834)
Total distributions	(34,473,245)	(124,569,362)
Share transactions - net increase (decrease)	74,066,306	53,722,708
Redemption fees	222,176	103,111
Total increase (decrease) in net assets	117,153,473	(26,081,990)
Net Assets
Beginning of period	873,991,803	900,073,793
End of period	$991,145,276	$873,991,803
Other Information
Undistributed net investment income end of period	$13,974,440	$10,946,744

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.69	$24.98	$26.34	$19.74	$18.97
Income from Investment Operations
Net investment income (loss)A	.34	.27	.17	.06	.06
Net realized and unrealized gain (loss)	1.64	1.05	(.89)	6.94	1.09
Total from investment operations	1.98	1.32	(.72)	7.00	1.15
Distributions from net investment income	(.25)	(.16)	(.05)	(.07)	(.11)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.33)	(.27)
Total distributions	(.87)	(3.61)	(.65)	(.40)	(.38)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$23.81	$22.69	$24.98	$26.34	$19.74
Total ReturnC,D	9.11%	6.21%	(2.79)%	36.18%	6.28%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.61%	1.59%	1.50%	1.61%	1.63%
Expenses net of fee waivers, if any	1.61%	1.58%	1.50%	1.61%	1.63%
Expenses net of all reductions	1.61%	1.58%	1.50%	1.60%	1.60%
Net investment income (loss)	1.50%	1.18%	.65%	.25%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$36,480	$28,238	$24,572	$24,020	$14,125
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$22.55	$24.81	$26.17	$19.59	$18.80
Income from Investment Operations
Net investment income (loss)A	.27	.21	.10	–B	.01
Net realized and unrealized gain (loss)	1.63	1.04	(.87)	6.90	1.08
Total from investment operations	1.90	1.25	(.77)	6.90	1.09
Distributions from net investment income	(.19)	(.06)	–	–	(.03)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.32)	(.27)
Total distributions	(.81)	(3.51)	(.60)	(.32)	(.30)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$23.65	$22.55	$24.81	$26.17	$19.59
Total ReturnC,D	8.79%	5.90%	(3.00)%	35.80%	5.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.90%	1.87%	1.77%	1.87%	1.88%
Expenses net of fee waivers, if any	1.90%	1.86%	1.77%	1.87%	1.88%
Expenses net of all reductions	1.90%	1.86%	1.76%	1.85%	1.85%
Net investment income (loss)	1.21%	.90%	.38%	(.01)%	.07%
Supplemental Data
Net assets, end of period (000 omitted)	$13,331	$12,400	$12,296	$13,530	$9,262
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.96	$24.27	$25.68	$19.18	$18.38
Income from Investment Operations
Net investment income (loss)A	.16	.09	(.02)	(.11)	(.08)
Net realized and unrealized gain (loss)	1.59	1.02	(.85)	6.79	1.07
Total from investment operations	1.75	1.11	(.87)	6.68	.99
Distributions from net investment income	(.13)	–	–	–	–
Distributions from net realized gain	(.62)	(3.42)	(.55)	(.18)	(.19)
Total distributions	(.75)	(3.42)	(.55)	(.18)	(.19)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$22.97	$21.96	$24.27	$25.68	$19.18
Total ReturnC,D	8.26%	5.37%	(3.43)%	35.15%	5.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.40%	2.36%	2.23%	2.33%	2.38%
Expenses net of fee waivers, if any	2.40%	2.35%	2.22%	2.33%	2.38%
Expenses net of all reductions	2.39%	2.35%	2.22%	2.32%	2.35%
Net investment income (loss)	.71%	.41%	(.07)%	(.47)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$12,187	$11,359	$12,576	$13,426	$6,799
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.06	$25.34	$26.67	$19.99	$19.23
Income from Investment Operations
Net investment income (loss)A	.40	.34	.25	.12	.11
Net realized and unrealized gain (loss)	1.67	1.07	(.90)	7.02	1.10
Total from investment operations	2.07	1.41	(.65)	7.14	1.21
Distributions from net investment income	(.29)	(.24)	(.09)	(.14)	(.18)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.33)	(.27)
Total distributions	(.91)	(3.69)	(.69)	(.46)B	(.45)
Redemption fees added to paid in capitalA	.01	–C	.01	–C	–C
Net asset value, end of period	$24.23	$23.06	$25.34	$26.67	$19.99
Total ReturnD	9.39%	6.53%	(2.48)%	36.56%	6.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.34%	1.31%	1.21%	1.33%	1.35%
Expenses net of fee waivers, if any	1.34%	1.31%	1.20%	1.32%	1.35%
Expenses net of all reductions	1.33%	1.31%	1.20%	1.31%	1.33%
Net investment income (loss)	1.77%	1.45%	.95%	.53%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$906,420	$811,534	$842,031	$1,029,629	$692,769
Portfolio turnover rateG	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.46 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.327 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity International Small Cap Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.24	$25.34	$26.67	$20.00	$19.24
Income from Investment Operations
Net investment income (loss)A	.41	.36	.29	.16	.13
Net realized and unrealized gain (loss)	1.69	1.07	(.90)	7.00	1.10
Total from investment operations	2.10	1.43	(.61)	7.16	1.23
Distributions from net investment income	(.31)	(.08)	(.13)	(.16)	(.20)
Distributions from net realized gain	(.62)	(3.45)	(.60)	(.33)	(.27)
Total distributions	(.93)	(3.53)	(.73)	(.49)	(.47)
Redemption fees added to paid in capitalA	.01	–B	.01	–B	–B
Net asset value, end of period	$24.42	$23.24	$25.34	$26.67	$20.00
Total ReturnC	9.43%	6.60%	(2.35)%	36.68%	6.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.31%	1.24%	1.08%	1.20%	1.25%
Expenses net of fee waivers, if any	1.31%	1.23%	1.08%	1.20%	1.25%
Expenses net of all reductions	1.31%	1.23%	1.08%	1.18%	1.22%
Net investment income (loss)	1.80%	1.53%	1.07%	.66%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$22,727	$10,070	$8,092	$67,038	$9,503
Portfolio turnover rateF	29%	36%	102%	54%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, International Small Cap and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$149,403,625
Gross unrealized depreciation	(109,195,253)
Net unrealized appreciation (depreciation) on securities	$40,208,372
Tax Cost	$956,848,628

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,845,883
Undistributed long-term capital gain	$10,536,654
Net unrealized appreciation (depreciation) on securities and other investments	$40,080,985

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$15,375,346	$ 8,729,905
Long-term Capital Gains	19,097,899	115,839,457
Total	$34,473,245	$ 124,569,362

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 2.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $300,353,437 and $245,220,247, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index effective April 1, 2014 (the MSCI EAFE Small Cap Index prior to April 1, 2014), over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was 1.00% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$78,646	$–
Class T	.25%	.25%	63,700	–
Class B	.75%	.25%	1,971	1,478
Class C	.75%	.25%	107,788	16,939
			$252,105	$18,417

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,224
Class T	2,747
Class B(a)	9
Class C(a)	2,387
$22,367

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$82,865.26
Class T	38,957.31
Class B	549.28
Class C	32,529.30
International Small Cap	1,958,094.24
Class I	22,885.22
	$2,135,879

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $438 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,223 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $227,592, including $858 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $22,241 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,122.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$319,347	$155,785
Class T	106,306	27,108
Class B	996	–
Class C	64,383	–
International Small Cap	10,307,620	7,454,709
Class I	134,439	24,926
Total	$10,933,091	$7,662,528
From net realized gain
Class A	$788,825	$3,382,206
Class T	339,739	1,671,017
Class B	10,287	66,002
Class C	319,340	1,697,539
International Small Cap	21,811,338	109,040,767
Class I	270,625	1,049,303
Total	$23,540,154	$116,906,834

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	622,254	432,152	$13,846,907	$9,990,970
Reinvestment of distributions	49,226	159,613	1,077,561	3,404,539
Shares redeemed	(383,922)	(331,016)	(8,560,022)	(7,450,558)
Net increase (decrease)	287,558	260,749	$6,364,446	$5,944,951
Class T
Shares sold	133,036	124,085	$2,846,482	$2,869,552
Reinvestment of distributions	20,220	77,005	440,798	1,636,354
Shares redeemed	(139,487)	(146,828)	(3,059,683)	(3,289,706)
Net increase (decrease)	13,769	54,262	$227,597	$1,216,200
Class B
Shares sold	2,210	4,667	$44,410	$108,058
Reinvestment of distributions	493	2,954	10,648	62,128
Shares redeemed	(20,270)	(10,732)	(435,806)	(240,945)
Net increase (decrease)	(17,567)	(3,111)	$(380,748)	$(70,759)
Class C
Shares sold	222,957	196,292	$4,942,382	$4,379,607
Reinvestment of distributions	16,869	71,584	358,801	1,488,229
Shares redeemed	(226,514)	(268,981)	(4,770,771)	(5,818,752)
Net increase (decrease)	13,312	(1,105)	$530,412	$49,084
International Small Cap
Shares sold	11,991,539	7,876,402	$277,123,750	$184,799,928
Reinvestment of distributions	1,408,054	5,231,399	31,286,953	113,102,853
Shares redeemed	(11,188,601)	(11,138,439)	(253,612,350)	(253,855,534)
Net increase (decrease)	2,210,992	1,969,362	$54,798,353	$44,047,247
Class I
Shares sold	924,076	256,693	$21,994,159	$5,987,647
Reinvestment of distributions	16,670	46,102	373,252	1,003,648
Shares redeemed	(443,477)	(188,812)	(9,841,165)	(4,455,310)
Net increase (decrease)	497,269	113,983	$12,526,246	$2,535,985

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Small Cap Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 170 funds. Mr. Chiel oversees 120 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.57%
Actual		$1,000.00	$1,059.60	$8.13
Hypothetical-C		$1,000.00	$1,017.24	$7.96
Class T	1.86%
Actual		$1,000.00	$1,058.20	$9.62
Hypothetical-C		$1,000.00	$1,015.79	$9.42
Class C	2.36%
Actual		$1,000.00	$1,055.10	$12.19
Hypothetical-C		$1,000.00	$1,013.27	$11.94
International Small Cap	1.28%
Actual		$1,000.00	$1,061.30	$6.63
Hypothetical-C		$1,000.00	$1,018.70	$6.50
Class I	1.30%
Actual		$1,000.00	$1,060.80	$6.73
Hypothetical-C		$1,000.00	$1,018.60	$6.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity International Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity International Small Cap Fund
Class A	12/12/16	12/09/16	$0.276	$0.289
Class T	12/12/16	12/09/16	$0.186	$0.289
Class C	12/12/16	12/09/16	$0.081	$0.289
Fidelity International Small Cap Fund	12/12/16	12/09/16	$0.340	$0.289
Class I	12/12/16	12/09/16	$0.370	$0.289

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2016, $10,536,653, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 99%; Class T, Class B, and Class C designates 100%; Fidelity International Small Cap Fund designates 90%; and Class I designates 87% of the dividend distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/07/15	$0.4128	$0.0448
Class T	12/07/15	$0.3558	$0.0448
Class B	12/07/15	$0.2218	$0.0448
Class C	12/07/15	$0.2868	$0.0448
Fidelity International Small Cap Fund	12/07/15	$0.4548	$0.0448
Class I	12/07/15	$0.4698	$0.0448

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity International Small Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2014 and 2015 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and the retail class ranked below the competitive median for 2015, the total expense ratio of Class I ranked equal to the competitive mean for 2015, and the total expense ratio of each of Class T and Class C ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ISC-ANN-1216
1.793585.113

Item 2.

Code of Ethics

As of the end of the period, October 31, 2016, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Global Equity Income Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Series Emerging Markets Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, and Fidelity Total International Equity Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$-	$6,300	$1,400
Fidelity Global Equity Income Fund	$49,000	$-	$6,200	$1,300
Fidelity International Small Cap Fund	$60,000	$-	$7,200	$1,600
Fidelity International Small Cap Opportunities Fund	$53,000	$-	$6,100	$1,400
Fidelity International Value Fund	$51,000	$-	$6,100	$1,400
Fidelity Series Emerging Markets Fund	$45,000	$-	$7,500	$1,600
Fidelity Series International Small Cap Fund	$47,000	$-	$6,100	$1,400
Fidelity Series International Value Fund	$47,000	$-	$6,100	$1,700
Fidelity Total International Equity Fund	$62,000	$-	$7,000	$1,600

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$51,000	$-	$6,000	$600
Fidelity Global Equity Income Fund	$47,000	$-	$6,000	$600
Fidelity International Small Cap Fund	$127,000	$-	$6,900	$800
Fidelity International Small Cap Opportunities Fund	$52,000	$-	$5,800	$800
Fidelity International Value Fund	$50,000	$-	$5,800	$700
Fidelity Series Emerging Markets Fund	$44,000	$-	$7,200	$3,000
Fidelity Series International Small Cap Fund	$46,000	$-	$5,800	$1,200
Fidelity Series International Value Fund	$46,000	$-	$5,800	$3,300
Fidelity Total International Equity Fund	$60,000	$-	$6,700	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Discovery Fund, Fidelity Global Commodity Stock Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Series International Growth Fund, and Fidelity Total Emerging Markets Fund (the “Funds”):

Services Billed by PwC

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$59,000	$-	$5,500	$2,500
Fidelity Global Commodity Stock Fund	$46,000	$-	$3,000	$1,900
Fidelity International Discovery Fund	$87,000	$-	$14,400	$3,800
Fidelity International Growth Fund	$62,000	$-	$6,300	$2,700
Fidelity Series International Growth Fund	$53,000	$-	$16,800	$2,900
Fidelity Total Emerging Markets Fund	$67,000	$-	$4,600	$2,700

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Discovery Fund	$56,000	$-	$5,200	$1,800
Fidelity Global Commodity Stock Fund	$45,000	$-	$3,200	$1,800
Fidelity International Discovery Fund	$82,000	$-	$23,500	$5,700
Fidelity International Growth Fund	$59,000	$-	$5,500	$2,200
Fidelity Series International Growth Fund	$59,000	$-	$10,500	$6,200
Fidelity Total Emerging Markets Fund	$63,000	$-	$4,400	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$40,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$60,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$5,775,000	$3,465,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2016 A	October 31, 2015 A
PwC	$6,620,000	$4,835,000
Deloitte Entities	$140,000	$240,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2016